UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	02/28/2021

FORM N-CSR

Item 1.           Reports to Stockholders.

The BNY Mellon Funds

BNY Mellon Large Cap Stock Fund
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
BNY Mellon Income Stock Fund
BNY Mellon Mid Cap Multi-Strategy Fund
BNY Mellon Small Cap Multi-Strategy Fund
BNY Mellon Focused Equity Opportunities Fund
BNY Mellon Small/Mid Cap Multi-Strategy Fund
BNY Mellon International Fund
BNY Mellon Emerging Markets Fund
BNY Mellon International Equity Income Fund
BNY Mellon Asset Allocation Fund

SEMIANNUAL REPORT February 28, 2021

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period of September 1, 2020 through February 28, 2021, as provided by Peter D. Goslin, CFA, Syed A. Zamil, CFA and Chris Yao, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2021 BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of 6.98%, and Investor shares returned 6.85%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, posted a total return of 9.75% for the same period.2

Large-cap stocks generally rose over the reporting period, supported by accommodative central bank policies and improving investor sentiment. The fund underperformed the Index due to security selection shortfalls within the consumer discretionary and communication services sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of large-capitalization companies with market capitalizations of $5 billion or more at the time of purchase.

The fund’s portfolio managers apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within large-cap stocks in the U.S. stock market. The portfolio managers use a proprietary valuation model that identifies and ranks stocks to construct the fund’s portfolio. The portfolio managers construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 250 securities.

A Tale of Two Markets

After a strong summer rally, volatility crept back into equity markets in September 2020 as increasing COVID-19 infection rates began to concern investors. By October 2020, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. However, resolution in the U.S. presidential election and promising progress towards a COVID-19 vaccine during November 2020 helped stocks resurrect their upward momentum.

December 2020 brought vaccine approvals and passage of another U.S. fiscal stimulus package, both of which helped to support the rally. Ten-year U.S. Treasury rates began to rise as market participants anticipated the beginning of a strong global economic recovery. A strong rotation began out of companies that were able to benefit in the COVID-economy, such as technology and growth stocks. Investors began to support COVID-sensitive sectors of the market, which had previously lagged, as well as cyclical areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening. As the stock rally continued and sentiment strengthened, the yield curve continued to steepen on increasing concerns over inflation rates, which could lead to tightening by the U.S. Federal Reserve (the “Fed”). This concern stunted the equity rally at the very end of the period, but stocks still produced strong results for the six months.

In this environment, small-cap stocks generally outperformed their mid- and large-cap counterparts.

Security Selections Impact Fund Performance

Stock choices in the consumer discretionary and communication services sectors hampered the fund’s gains over the reporting period. Health care company Procter & Gamble saw decreased demand for its products due to fewer elective procedures being performed because of the pandemic. Communication services company Facebook was also a leading detractor. The stock fell as a rotation took place out of “COVID-beneficiary” sectors and into more cyclical, “COVID-sensitive” sectors. In addition, the company struggled with regulatory issues during the period.

Conversely, contributors during the period included stocks from the financials and energy sectors. In financials, Regions Financial and JPMorgan Chase & Co. were among the leading contributors. Banks benefited during the period from rising interest rates and investor expectations of economic growth. Mobile payments company PayPal Holdings was also among the top performing positions. The company continues to benefit as consumers move towards a cashless economy.

From a factor perspective, investors rewarded value during the period. Momentum, quality and dividend-yield performance lagged during the six months.

A Disciplined Approach to Stock Picking

We look to own a broad set of securities that exhibit what we believe to be both attractive valuation and improving fundamentals. The portfolio is risk controlled from a perspective of sector and market capitalization versus the benchmark. We believe the portfolio is well positioned to attempt to benefit from the current market environment in the coming year. We take a systematic approach to evaluating securities and building portfolios. This systematic approach has allowed us to create an investment process that attempts to participate in rising environments and help protect capital during times of stress in the marketplace.

2

As of the end of the period, the portfolio was modestly overweight the financials, information technology and communication services sectors. We were underweight industrials, health care and consumer discretionary companies versus the Index.

March 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2020 through February 28, 2021, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 28, 2021, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s Class M shares produced a total return of 13.03%, and Investor shares produced a total return of 12.89%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 9.75% for the same period.2

Large-cap stocks gained ground over the reporting period as government-mandated lockdowns were lifted, and COVID-19 vaccine approvals were announced. The fund outperformed the Index due to a favorable allocation decision and to contributions from four of the fund’s active underlying strategies.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-cap companies. The fund currently considers large-cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on the fund’s after-tax returns.

The fund allocates its assets among some or all of the following: the Large Cap Core Strategy, Large Cap Tax-Sensitive Strategy, Focused Equity Strategy, US Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, US Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy, and Large Cap Dividend Strategy—all of which are more fully described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds as advised by the fund’s investment adviser or its affiliates, referred to as underlying funds.

The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, as well as the target allocations and ranges when the investment adviser deems it appropriate.

Stocks Continued to Rebound

During the reporting period, the economy continued to show signs of recovery as government-mandated lockdowns were eased, and COVID-19 vaccines were approved. Retail sales rebounded, and the outlook for manufacturing also improved dramatically. Job creation surged, beating economists’ expectations, and unemployment dropped sharply. Technology and other growth stocks performed particularly well, benefiting from trends, such as e-commerce and working from home, that accelerated during the pandemic.

With the approval of multiple COVID-19 vaccines late in November 2020, performance in the market broadened, and more cyclically-oriented stocks began to perform better. Returns were supported by interest rates, which remained low, while the stimulus package approved by Congress continued to bolster consumers, small businesses and the economy generally.

As the prospect of the end of the pandemic became more likely, businesses became more confident and increased their capital spending. In addition, inventory shortages began to appear, providing another catalyst to economic growth. With the announcement of approved COVID-19 vaccines in November 2020, investors began to take more notice of cyclical stocks, but growth-oriented stocks continued to perform positively.

Fund Performance Helped by Allocation and Underlying Strategies

The fund’s relative return benefited overall from both allocation decisions and performance of four underlying strategies. Returns were boosted primarily by the overweight position in the value-oriented category, which beat the Index, and by the performance of the Dynamic Large Cap Value Strategy, which exceeded its value-oriented benchmark by more than 850 basis points. In the growth-oriented category, although the overall contribution lagged the Index, the strong returns of the underlying strategy, which outperformed its growth-oriented benchmark by more than 350 basis points, contributed positively. The other positive contributors included U.S. Large Cap Equity Strategy and the Income Stock Strategy. Although the latter lagged its income-oriented benchmark, its performance exceeded the Index.

On a less positive note, the fund’s performance was hindered slightly by the returns of two underlying strategies. The Focused Equity Strategy lagged the Index by 23 basis points, and the Large Cap Tax-Sensitive Strategy lagged by six basis points.

4

Monitoring the Recovery

We believe that the fund is well-positioned for market activity going forward. We think that diversification across asset classes may continue to be additive to fund performance, and we will continue to attempt to take advantage of broadening market participation as more asset classes begin to participate in the bull market.

March 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN.Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The underlying funds’ underlying strategies may use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2020 through February 28, 2021 as provided by John C. Bailer, Brian C. Ferguson and David S. Intoppa, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2021, BNY Mellon Income Stock Fund’s Class M shares produced a total return of 25.53%, Investor shares produced a total return of 25.57%, Class A shares produced a total return of 25.47%, Class C shares produced a total return of 24.96%, Class I shares produced a total return of 25.48% and Class Y shares produced a total return of 25.56%.1 In comparison, the fund’s benchmark, the Dow Jones U.S. Select Dividend™ Index (the “Index”), produced a total return of 27.07% for the same period.2

Stocks gained ground as government-mandated lockdowns were lifted, COVID-19 vaccines were approved, and the global economy continued to recover. The fund underperformed the Index due to unfavorable security selections, primarily in the financial and health care sectors.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund seeks to focus on dividend-paying stocks and other investments and investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Index.

Stocks Continued to Rebound

During the reporting period, the economy continued to show signs of recovery as government-mandated lockdowns were eased, and COVID-19 vaccines were approved. Retail sales rebounded, and the outlook for manufacturing also improved dramatically. Job creation surged, beating economists’ expectations, and unemployment dropped sharply.

Markets continued to rebound as hope for a COVID-19 vaccine took hold. Technology and other growth stocks performed well, benefiting from trends, such as e-commerce and working from home, that accelerated during the pandemic.

With the approval of multiple COVID-19 vaccines late in 2020, performance in the market broadened, and more cyclically-oriented stocks began to perform better. Returns were supported by interest rates, which remained low, while the stimulus package approved by Congress continued to bolster consumers, small businesses and the economy generally.

As the prospect of the end of the pandemic became more likely, businesses became more confident and increased their capital spending. In addition, inventory shortages began to appear, providing another catalyst to economic growth. Investors began to take more notice of value-oriented stocks toward the end of the reporting period, but growth-oriented stocks continued to perform positively.

Growth stocks performed well throughout the period, but rising long-term interest rates late in the period produced some volatility. A pullback occurred among some growth-oriented stocks that had elevated valuations, while value-oriented stocks began to lead the market.

Performance Hindered by Stock Selections

The fund underperformed the Index, primarily due to stock selections in the financial and health care sectors. In the financial sector, the fund’s holdings rose 40%, but failed to keep pace with the financial sector in the Index, which increased 54%. The fund’s returns were hindered by a decision not to own shares of Wells Fargo, which climbed 51%. In addition, the fund had an underweight position in regional banks, which performed strongly as long-term interest rates rose. In the health care sector, the fund’s large overweight position hampered returns as the sector was the worst-performing one in the Index.

On a more positive note, the performance of the fund relative to the Index was helped primarily by positions in the utilities and consumer discretionary sectors. In the utilities sector, the fund’s large underweight position was beneficial as utilities were the second-worst performing of all the sectors. In addition, shares of NextEra Energy Partners and Clearway Energy performed well on strong demand for renewable energy. In the consumer discretionary sector, shares of General Motors performed well, rising 73% on strong demand, a profitable product mix, favorable news about its electric vehicles and the announcement of an investment by Microsoft in its autonomous vehicles division. In addition, a position in Las Vegas Sands, a casino company, increased 24% on an announcement the company would leave Las Vegas and operate only in Asia, where China’s economic recovery is proving beneficial.

Earnings on Cyclical, Income-Oriented Stocks May Improve

The fund engaged in repositioning during the reporting period, moving to a larger overweight allocation to the energy sector. This move was enabled by reductions in the information technology and materials sectors.

6

We remain optimistic about the prospects for cyclical, income-oriented stocks. The extraordinary amount of fiscal stimulus that is in the works is likely to benefit the economy and more cyclical stocks, while rising interest rates may continue to hinder “bond proxy” and growth-oriented stocks that have elevated valuations. In 2021, cyclical stocks, which experienced depressed earnings in 2020, may be well-positioned for a strong earnings recovery.

March 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN.Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2021, for Class A shares, Class C shares, Class I shares and Class Y shares, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns for those share classes would have been lower.

2 Source: Lipper Inc. – The Dow Jones U.S. Select Dividend™ Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative, historical, five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative, trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least U.S. $1 billion, and a three-month average daily trading volume of 200,000 shares. Investors cannot invest directly in any index.

Equities are subject to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The securities discussed should not be considered recommendations to buy or sell a particular security.

7

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2020 through February 28, 2021, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 28, 2021, BNY Mellon Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 22.82%, and Investor shares produced a total return of 22.71%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), produced a total return of 23.80% for the reporting period.2 The Russell Midcap® Value Index and Russell Midcap® Growth Index, the fund’s secondary benchmarks, produced total returns of 26.53% and 18.96%, respectively, for the same period.3,4

Mid-cap stocks gained ground over the reporting period as government-mandated lockdowns were lifted, and COVID-19 vaccines were approved. The fund lagged the Index due to an overweight to the growth-oriented category and to underperformance by one of the fund’s active underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of mid-cap companies. The fund considers mid-cap companies to be those companies with market capitalizations that are within the market-capitalization range of companies comprising the Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser and unaffiliated sub-investment advisers that invest primarily in equity securities issued by mid-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Mid Cap Tax-Sensitive Core Strategy, Opportunistic Mid Cap Value Strategy, Mid Cap Growth Strategy, Boston Partners Mid Cap Value Strategy, and Geneva Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Stocks Continued to Rebound

During the reporting period, the economy continued to show signs of recovery as government-mandated lockdowns were eased, and COVID-19 vaccines were approved. Retail sales rebounded, and the outlook for manufacturing also improved dramatically. Job creation surged, beating economists’ expectations, and unemployment dropped sharply. Technology and other growth stocks performed particularly well, benefiting from trends, such as e-commerce and working from home, that accelerated during the pandemic.

With the approval of multiple COVID-19 vaccines late in November 2020, performance in the market broadened, and more cyclically oriented stocks began to perform better. Returns were supported by interest rates, which remained low, while the stimulus package approved by Congress continued to bolster consumers, small businesses and the economy generally.

As the prospect of the end of the pandemic became more likely, businesses became more confident and increased their capital spending. In addition, inventory shortages began to appear, providing another catalyst to economic growth. With the announcement of approved COVID-19 vaccines in November 2020, investors began to take more notice of cyclical stocks, but growth-oriented stocks continued to perform positively.

Growth-Oriented Stocks Lagged, and One Underlying Strategy Underperformed

The fund’s relative performance was hindered primarily by an overweight to the growth-oriented category, which lagged the Index, and by the underperformance of one underlying strategy.

In the growth-oriented category, both the Mid Cap Growth Strategy and the Geneva Mid Cap Growth Strategy outperformed the Russell Mid Cap Growth benchmark, but this category lagged the Index, and the fund had an overweight position to this category, hindering the fund’s performance. In the tax-sensitive category, the Mid Cap Tax-Sensitive Core Strategy underperformed the Index by more than 600 basis points, hurting the fund’s performance. The fund’s allocation to the tax-sensitive category produced a neutral contribution.

On a more positive note, the underlying strategies in the value-oriented category contributed positively to the fund’s returns. Both the Opportunistic Mid Cap Value Strategy and the Robeco Mid Cap Value Strategy exceeded their benchmarks by more than 200 basis points. The fund’s overall allocation to the value-oriented category also contributed positively to returns.

8

Broadening Performance Expected to Benefit Returns

We believe that the fund is well-positioned for market activity going forward. We think that diversification across asset classes will continue to be additive to fund performance, and we will continue to attempt to take advantage of broadening market participation as more asset classes begin to participate in the bull market.

March 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future.Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true midcap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Midcap Value® Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Russell Midcap® Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Russell Midcap® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

9

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2020 through February 28, 2021, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 28, 2021, BNY Mellon Small Cap Multi-Strategy Fund’s Class M shares produced a total return of 35.53%, and Investor shares produced a total return of 35.40%.1 In comparison, the fund’s primary benchmark, the Russell 2000® Index (the “Index”), produced a total return of 41.69% for the same period.2 The Russell 2000® Growth Index and Russell 2000® Value Index, the fund’s secondary benchmarks, produced total returns of 37.33% and 46.42%, respectively, for the same period.3,4

Small-cap stocks gained ground over the reporting period as government-mandated lockdowns were lifted and COVID-19 vaccine approvals were announced. The fund lagged the Index due to negative contributions from two of the fund’s three underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small Cap Strategy, the Small Cap Value Strategy and the Small Cap Growth Strategy—all of which are more fully described in the fund’s prospectus.

Stocks Continued to Rebound

During the reporting period, the economy continued to show signs of recovery as government-mandated lockdowns were eased, and COVID-19 vaccines were approved. Retail sales rebounded, and the outlook for manufacturing also improved dramatically. Job creation surged, beating economists’ expectations, and unemployment dropped sharply. Technology and other growth stocks performed particularly well, benefiting from trends, such as e-commerce and working from home, that accelerated during the pandemic.

With the approval of multiple COVID-19 vaccines late in November 2020, performance in the market broadened, and more cyclically oriented stocks began to perform better. Returns were supported by interest rates, which remained low, while the stimulus package approved by Congress continued to bolster consumers, small businesses and the economy generally.

As the prospect of the end of the pandemic became more likely, businesses became more confident and increased their capital spending. In addition, inventory shortages began to appear, providing another catalyst to economic growth. With the announcement of approved COVID-19 vaccines in November 2020, investors began to take more notice of cyclical stocks, but growth-oriented stocks continued to perform positively.

Two Underlying Strategies Detracted from Fund Performance

The fund’s returns relative to the Index were hindered by an allocation decision and by the underperformance by two underlying managers. The fund’s growth-oriented strategy lagged the Russell 2000® Growth Index (a secondary benchmark), and this benchmark underperformed the overall Index, resulting in a negative contribution to fund returns. In addition, the fund’s overweight to the growth-oriented category detracted further from returns. The fund’s position in the core category also hindered the fund’s overall performance as the underlying strategy lagged the Index by more than 600 basis points. The underweight to this category produced a neutral effect.

The primary positive contributor to the fund’s returns was the value-oriented category. The underlying strategy in this category lagged the Russell 2000® Value Index (a secondary benchmark) slightly, but this category easily outperformed the overall Index. The fund manager’s overweighted position to this category also benefited fund performance.

10

Broadening Performance May Benefit Returns

We believe that the fund is well-positioned for market activity going forward. We think that diversification across asset classes may continue to be additive to fund performance, and we will continue to attempt to take advantage of broadening market participation as more asset classes begin to participate in the bull market.

March 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future.Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Russell 2000® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000 ®Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Russell 2000 ®Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

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DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2020 through February 28, 2021, as provided by Donald Sauber and Thomas Lee, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2021, BNY Mellon Focused Equity Opportunities Fund’s Class M shares produced a total return of 9.04%, and Investor shares produced a total return of 8.92%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 9.75% for the same period.2

Large-cap stocks generally posted gains over the reporting period, amid supportive central bank policies and improving investor sentiment. The fund underperformed the Index for the period, due in part to security selection shortfalls within the materials, health care, communication services and real estate sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund invests, under normal circumstances, in approximately 25-30 companies that are considered by the investment adviser to be positioned for long-term earnings growth. The fund may hold growth or value stocks or a blend of both. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund invests primarily in equity securities of U.S. issuers, but may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The portfolio managers monitor sector and security weightings and regularly evaluate the fund’s risk-adjusted returns to manage the risk profile of the fund’s portfolio. The portfolio managers adjusts exposure limits, as necessary.

A Tale of Two Markets

After a strong summer rally, volatility crept back into equity markets in September 2020 as increasing COVID-19 infection rates began to concern investors. By October 2020, several countries had begun to reinstitute some degree of behavioral restrictions among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. However, resolution in the U.S. presidential election and promising progress towards a COVID-19 vaccine during November 2020 helped stocks resurrect their upward momentum.

December 2020 brought vaccine approvals and passage of another U.S. fiscal stimulus package, both of which helped to support the rally. Ten-year U.S. Treasury rates began to rise as market participants anticipated the beginning of a strong global economic recovery. A strong rotation began out of companies that were able to benefit in the COVID-economy, such as technology and growth stocks. Investors began to support sectors of the market, which had previously lagged, as well as cyclical areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening. As the stock rally continued and sentiment strengthened, the yield curve continued to steepen on increasing concerns over inflation rates, which could lead to tightening by the U.S. Federal Reserve (the “Fed”). This concern stunted the equity rally at the very end of the period, but stocks still produced strong results for the six months.

Stock Selection Benefited Fund Performance

Stock selections within the materials, health care, communication services and real estate sectors were the main detractors from relative performance. Materials company Air Products & Chemicals, was among the leading detractors from portfolio results. The company suffered negative earnings revisions due to COVID-related losses. Within health care, Boston Scientific weighed on results. Demand for the company’s products fell due to a decline in elective medical procedures due to the pandemic. Facebook constrained returns in the communication services sector. The company underperformed due to regulatory headline risk. Within real estate, a lack of exposure to “COVID-sensitive” real estate properties, which rallied during the period, created a drag on results.

Conversely, stock selection in the industrials, financials and utilities sectors benefited results. Within industrials, capital goods exposure helped performance. In particular, a position in Deere & Co. provided a tailwind to results. The stock price of the agricultural products company rose as demand for agricultural products increased during the period. Within financials, American International Group (AIG) was a leading contributor. The stock outperformed after it reported COVID-related losses to be more modest than expected. Company management also announced a potential spin-off of their life and retirement business segment. The news was well received by investors.

Positioned for Economic Reopening

We believe that improvement in vaccination rates will lead to a gradual reopening of the economy over the next 12-to-18 months. We anticipate U.S. economic growth will accelerate and expect the cyclical recovery to continue to be strong for the balance of 2021. It is our opinion that European markets may lag the U.S., but generally that both regions’ macroeconomic factors such as good commodity prices and strong consumer demand will be supportive. We believe that additional COVID support from the Biden administration, as well as the expected infrastructure program from the government during the latter half of the year, should benefit more cyclical parts of the market. It is our opinion that more defensive areas of the market will lag.

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Given this outlook, the portfolio ended the period overweight industrials, financial services, and semiconductor companies. We have increased our position in materials companies, although we are still underweight. We are also underweight telecommunications, consumer staples, real estate and utilities, which we expect will struggle over the coming years.

March 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

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DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2020 through February 28, 2021, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 28, 2021, BNY Mellon Small/Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 26.20%, and Investor shares produced a total return of 26.03%.1 In comparison, the Russell 2500™ Index (the “Index”), the fund’s primary benchmark, produced a total return of 35.45% for the same period.2 The Russell 2500™ Growth Index and Russell 2500™ Value Index, the fund’s secondary benchmarks, produced total returns of 32.45% and 37.53%, respectively, for the same period.3,4

Small- and mid-cap stocks gained ground over the reporting period as government-mandated lockdowns were lifted, and COVID-19 vaccines were approved. The fund lagged the primary Index due to negative contributions from all three of the fund’s active underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of small- and mid-cap companies. The fund currently considers small- and mid-cap companies to be those companies with total market capitalizations that are within the market-capitalization range of the smallest company included in the Russell 2000® Index and the largest company included in the Russell Midcap® Index.

The fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small- and mid-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small/Mid Cap Strategy, the Small/Mid Cap Value Strategy, and the Small/Mid Cap Growth Strategy — all of which are more fully described in the fund’s prospectus.

Stocks Continued to Rebound

During the reporting period, the economy continued to show signs of recovery as government-mandated lockdowns were eased, and COVID-19 vaccines were approved. Retail sales rebounded, and the outlook for manufacturing also improved dramatically. Job creation surged, beating economists’ expectations, and unemployment dropped sharply. Technology and other growth stocks performed particularly well, benefiting from trends, such as e-commerce and working from home, that accelerated during the pandemic.

With the approval of multiple COVID-19 vaccines late in November 2020, performance in the market broadened, and more cyclically oriented stocks began to perform better. Returns were supported by interest rates, which remained low, while the stimulus package approved by Congress continued to bolster consumers, small businesses and the economy generally.

As the prospect of the end of the pandemic became more likely, businesses became more confident and increased their capital spending. In addition, inventory shortages began to appear, providing another catalyst to economic growth. With the announcement of approved COVID-19 vaccines in November 2020, investors began to take more notice of cyclical stocks, but growth-oriented stocks continued to perform positively.

Three Underlying Strategies Contributed Negatively to Fund Performance

The fund’s performance relative to the Index was hampered by the returns of all three of the underlying strategies. The primary negative contributor to performance was the growth-oriented category. The Small/Mid Cap Growth Strategy lagged the Russell 2500TM Growth Index (a secondary benchmark) by more than 570 basis points, and the fund’s overweight position in this category also detracted from results. In the value-oriented category, the underlying strategy lagged the Russell 2500TM Value Index (a secondary benchmark) by more than 1,400 basis points, producing a drag on overall fund performance. Underperformance in the underlying strategy in the core category also detracted.

The primary positive contributor to performance was the fund’s slight overweight to the value-oriented category, which outperformed the Index. This allocation decision contributed 64 basis points to performance despite the underperformance of the underlying strategy.

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Broadening Performance May Benefit Returns

We believe that the fund is well-positioned for market activity going forward. We think that diversification across asset classes may continue to be additive to fund performance, and we will continue to attempt to take advantage of broadening market participation as more asset classes begin to participate in the bull market.

March 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ Index is constructed to provide a comprehensive and unbiased barometer for the small- to mid-cap segment. The Russell 2500™ Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The Russell 2500™ Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell 2500™ Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500™ Value Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap value market. The Russell 2500™ Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to midcap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

15

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2020 through February 28, 2021, as provided by James A. Lydotes, CFA, and Chris Yao, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2021, BNY Mellon International Fund’s Class M shares produced a total return of 13.20%, and Investor shares produced a total return of 13.03%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of 14.33% for the same period.2

International equity markets largely posted gains as government-mandated lockdowns were lifted, COVID-19 vaccines were approved, and the economy continued to recover. The fund lagged the Index primarily due to weakness in the utilities and health care sectors and in the UK and Sweden.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States. The fund may invest in companies of any size. Though not specifically limited, the fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The fund will limit its investments in any single company to no more than 5% of the fund’s assets at the time of purchase.

The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Stocks Continued to Rebound

During the reporting period, the economy continued to show signs of recovery as government-mandated lockdowns were eased, and COVID-19 vaccines were approved. Retail sales rebounded, and the outlook for manufacturing also improved dramatically. Job creation surged, beating economists’ expectations, and unemployment dropped sharply.

Markets continued to rebound as hope for a COVID-19 vaccine took hold. Technology and other growth stocks performed well, benefiting from trends, such as e-commerce and working from home, that accelerated during the pandemic.

With the approval of multiple COVID-19 vaccines late in 2020, performance in the market broadened, and more cyclically-oriented stocks began to perform better. Returns were supported by interest rates, which remained low, while the stimulus package approved by Congress continued to bolster consumers, small businesses and the economy generally.

As the prospect of the end of the pandemic became more likely, businesses became more confident and increased their capital spending. In addition, inventory shortages began to appear, providing another catalyst to economic growth. Investors began to take more notice of value-oriented stocks toward the end of the reporting period, but growth-oriented stocks continued to perform positively.

Growth stocks performed well throughout the period, but rising long-term interest rates late in the period produced some volatility. A pullback occurred among some growth-oriented stocks that had elevated valuations, while value-oriented stocks began to lead the market.

Selections in Two Sectors Hinder Performance

From a sector perspective, stock selections in the utilities and health care sectors detracted from returns. In the utilities sector, performance was hindered by the rise of interest rates, which made high-yielding stocks such as those in this sector less attractive. The fund’s position in Enagas, a Spanish liquid petroleum gas company, contributed negatively to performance. The fund’s overweight position in the health care sector also detracted from returns, as did positions in the pharmaceutical companies Roche Holding and Sanofi.

On a more positive note, selections in the materials and information technology sectors were the most positive contributors. In the materials sector, shares of Fortescue Metals Group, an Australian iron ore mining company, rose 45% as iron ore prices have surged due to economic recovery in China. A position in LafargeHolcim, a Swiss building materials company, also was a leading contributor, rising 25% on the prospects of global economic recovery. In the information technology sector, STMicroelectronics, a Swiss semiconductor company, and Advantest, a maker of semiconductor testing equipment, rose 29% and 73%, respectively. Both benefited from a shortage of semiconductors.

From a country perspective, holdings in the UK and Sweden were the primary detractors. In the UK, the Berkeley Group Holdings, a real estate developer, hurt the fund’s returns as rising interest rates weighed on the stock. Shares of Unilever, which benefited tremendously from the COVID-19 pandemic, also declined as investors became concerned that next year’s earnings would not compare favorably. Similarly, in Sweden, shares of Essity, a maker of personal care products, also detracted, declining 11%.

On the other hand, Germany and Switzerland were the primary positive contributors. The fund was underweight to Germany, and the country underperformed the market. A position in HeidelbergCement also added to returns, rising 25%. In Switzerland, the fund had no exposure to health care and consumer staples companies, which were the primary lagging sectors. In addition, as mentioned above, the fund’s position in STMicroelectronics was a primary positive contributor.

Anticipating Recovery in Cyclical Stocks

During the reporting period, the fund added to holdings in the industrials and financial sectors and reduced its holdings in the information technology and communications services sectors.

We believe that developed market equities remain attractively valued relative to U.S. markets. In addition, a shift to cyclical, value-oriented stocks may also be beneficial, especially in

16

Europe, which tends to be more heavily weighted toward these stocks. The rollout of COVID-19 vaccines and abundant stimulus in Europe should also support markets.

March 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future.Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

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DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2020 through February 28, 2021, as provided by Julianne D. McHugh and Chris Yao, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2021, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of 21.82%, and Investor shares produced a total return of 21.81%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of 22.32% for the same period.2

Stocks in emerging markets gained ground as government-mandated lockdowns were lifted, COVID-19 vaccines were approved, and the global economy continued to recover. The fund underperformed the Index mainly due to positions in the consumer staples and consumer discretionary sectors and in China and Brazil.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its net assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Emerging market countries generally include all countries represented by the Index. The fund may invest in companies of any size.

Normally, the fund will invest in a broad range of (and in any case at least five different) emerging market countries. The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Stocks Continued to Rebound

During the reporting period, the economy continued to show signs of recovery as government-mandated lockdowns were eased, and COVID-19 vaccines were approved. Retail sales rebounded, and the outlook for manufacturing also improved dramatically. Job creation surged, beating economists’ expectations, and unemployment dropped sharply.

Markets continued to rebound as hope for a COVID-19 vaccine took hold. Technology and other growth stocks performed well, benefiting from trends, such as e-commerce and working from home, that accelerated during the pandemic.

With the approval of multiple COVID-19 vaccines late in 2020, performance in the market broadened, and more cyclically-oriented stocks began to perform better. Returns were supported by interest rates, which remained low, while the stimulus package approved by Congress continued to bolster consumers, small businesses and the economy generally.

As the prospect of the end of the pandemic became more likely, businesses became more confident and increased their capital spending. In addition, inventory shortages began to appear, providing another catalyst to economic growth. Investors began to take more notice of value-oriented stocks toward the end of the reporting period, but growth-oriented stocks continued to perform positively.

Growth stocks performed well throughout the period, but rising long-term interest rates late in the period produced some volatility. A pullback occurred among some growth-oriented stocks that had elevated valuations, while value-oriented stocks began to lead the market.

Certain Selections and Allocations Detracted from Performance

The fund’s performance relative to the Index was hindered by stock selection in the consumer staples and consumer discretionary sectors. In the consumer staples sector, a position in Brazilian food producer Minerva declined 24% as the broader market was one of the worst performers during the reporting period. In the consumer discretionary sector, shares of Alibaba Group Holding, a Chinese e-commerce company, declined late in the period as investors rotated into more value-oriented stocks. In addition, the fund was hurt by a decision not to own NIO, a Chinese maker of electric vehicles, which rose more than 140%.

On the other hand, selections in the information technology and industrials sectors were advantageous. In the information technology sector, shares of Taiwan Semiconductor Manufacturing, a chipmaker, rose 51% on strong demand across all customer segments. Shares of MediaTek, another Taiwanese chipmaker, also contributed positively to performance, rising 70%. In the industrials sector, shares of Zoomlion Heavy Industry Science & Technology, a Chinese maker of heavy equipment, benefited from the reopening of China’s economy. In addition, Adani Ports, an Indian operator of shipping ports, rose 90% in anticipation of a global economic recovery.

From a country perspective, holdings in China and Brazil detracted most from performance. In China, in addition to the position in Alibaba Group Holding and the decision not to own NIO, the fund’s returns were hindered by shares of Anhui Conch Cement. In Brazil, in addition to shares of Minerva, the fund’s lack of exposure to the materials sector, especially the iron ore mining industry, detracted from performance.

On a more positive note, positions in Taiwan and South Africa were the biggest positive contributors. In Taiwan, in addition to the strong performance of chipmaking companies noted above, shares of Chailease Holding, an equipment leasing company, contributed positively due to its exposure to China. In South Africa, the fund’s position in Sibanye Stillwater, a mining company, rose 54% on strong demand for base metals. Similarly, shares of Impala Platinum Holdings also added to returns, rising 80%.

Valuations Still Attractive Versus Developed Markets

The fund engaged in some repositioning during the reporting period, adding to the financial and industrials sectors. In addition, the fund reduced its holdings in the consumer staples and consumer discretionary sectors.

Emerging market equities remain attractively valued relative to developed markets. We believe that growth-oriented stocks are unlikely to continue last year’s run since investors may rotate

18

into more cyclical stocks. However, global economic recovery should benefit energy-exporting countries, and markets in emerging Europe and Latin America could also experience stronger returns. If the U.S. dollar weakens versus emerging market currencies, that could provide a boost to investors.

March 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed, or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivative involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

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DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2020 through February 28, 2021, as provided by Peter D. Goslin, CFA, Syed A. Zamil, CFA and Tao Wang, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2021, BNY Mellon International Equity Income Fund’s Class M shares produced a total return of 17.02%, and Investor shares produced a total return of 16.90%.1 In comparison, the fund’s benchmark, the MSCI ACWI ex USA Index (the “Index”), produced a total return of 16.65% for the same period.2

International equity markets generally rose over the reporting period, supported by accommodative central bank policies and improving investor sentiment. The fund outperformed the Index for the period, due to successful security selection across several sectors and a tilt towards value and high dividend-paying stocks, which offered strong performance during the period.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund normally invests substantially all of its assets in the equity securities of issuers located outside the United States and diversifies broadly among developed and emerging market countries. The fund focuses on dividend-paying stocks of foreign companies, including those in emerging market countries. The fund may invest in the stocks of companies of any market capitalization.

We select stocks through a disciplined investment process using proprietary, quantitative computer models that analyze a diverse set of stock characteristics to identify and rank stocks according to earnings quality. Based on this analysis, we generally select from the higher-ranked, dividend-paying securities those stocks that we believe will continue to pay above-average dividends. We seek to overweight higher-dividend-paying stocks, while maintaining country and sector weights generally similar to those of the Index.

A Tale of Two Markets

After a strong summer rally, volatility crept back into equity markets in September 2020 as increasing COVID-19 infection rates began to concern investors. By October 2020, several countries had begun to reinstitute some degree of behavioral restrictions among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. However, resolution in the U.S. presidential election and promising progress towards a COVID-19 vaccine during November 2020 helped stocks resurrect their upward momentum.

December 2020 brought vaccine approvals and passage of another U.S. fiscal stimulus package, both of which helped to support the rally. Ten-year U.S. Treasury rates began to rise as market participants anticipated the beginning of a strong global economic recovery. A strong rotation began out of companies that were able to benefit in the COVID-economy, such as technology and growth stocks. Investors began to support COVID-sensitive sectors of the market, which had previously lagged, as well as cyclical areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening. As the stock rally continued and sentiment strengthened, the yield curve continued to steepen on increasing concerns over inflation rates, which could lead to tightening by the U.S. Federal Reserve (the “Fed”). This concern stunted the equity rally at the very end of the period, but stocks still produced strong results for the six months.

Security Selections Impact Fund Performance

Stock selection in the materials, consumer staples, information technology and utilities sectors helped the fund’s gains over the reporting period as did stocks from Russia, Hong Kong and Taiwan. Zijin Mining Group, a Hong Kong-based materials company, was among the leading contributors to portfolio performance. Taiwan-based technology company, Globalwafers, was also a top performer as was Russian steel company Severstal. From a factor perspective, over the trailing six months, value and high dividend-paying stocks were rewarded. This was a strong source of outperformance for the portfolio. High dividend-paying stocks outperformed stocks which paid smaller dividends, providing a tailwind for portfolio performance.

Conversely, stock selection in the consumer discretionary and health care sectors constrained fund performance. Takeda Pharmaceutical, a Japanese health care company, was among the leading detractors from portfolio performance. From a country perspective, companies based in South Korea and the United Kingdom weighed on results.

20

A Disciplined Approach to Stock Picking

As a result of our process, we ended the period modestly overweight materials, energy and financials. The portfolio was modestly underweight consumer discretionary, industrials and utilities. We continue to own a broad set of securities that we believe display an attractive dividend yield. The portfolio is risk-controlled from a perspective of sector, market capitalization and country exposure relative to the benchmark. We believe the portfolio may be well positioned to benefit from the current market environment.

March 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future.Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI ACWI ex USA Index captures large- and mid-cap representation across Developed Market (DM) countries (excluding the U.S.) and Emerging-Market (EM) countries. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact in the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

21

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2020 through February 28, 2021, as provided by Jeffrey M. Mortimer, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 28, 2021, BNY Mellon Asset Allocation Fund’s Class M shares produced a total return of 11.45%, and Investor shares produced a total return of 11.27%.1 In comparison, the fund’s benchmark, the Morningstar Moderate Target Risk Index (the “Index”), produced a total return of 8.97% for the same period.2

Stocks generally produced positive returns during the period, amid an environment of supportive central bank policies and improving investor sentiment. Bonds produced mixed results in a rising rate environment that were largely dependent upon maturity profile, spread sector and credit rating. The portfolio outperformed the Index, driven by exposure to small-cap, international and emerging market equities.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the BNY Mellon Family of Funds and unaffiliated open-end funds, closed-end funds, and exchange-traded funds (collectively, the “underlying funds”). To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large-Cap Equities, Small-Cap and Mid-Cap Equities, Developed International and Global Equities, Emerging Market Equities, Investment-Grade Bonds, High-Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser) allocates the fund’s investments among these asset classes using fundamental and quantitative analysis, and its outlook for the economy and financial markets. The underlying funds are selected by the BNYM Investment Adviser based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors, including the correlation and covariance among the underlying funds.

A Tale of Two Markets

After a strong summer rally, volatility crept back into equity markets in September 2020 as increasing COVID-19 infection rates began to concern investors. By October 2020, several countries had begun to reinstitute some degree of behavioral restrictions among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. However, resolution in the U.S. presidential election and promising progress towards a COVID-19 vaccine during November 2020 helped stocks resurrect their upward momentum.

December 2020 brought vaccine approvals and passage of another U.S. fiscal stimulus package, both of which helped to support the rally. Ten-year U.S. Treasury rates began to rise as market participants anticipated the beginning of a strong global economic recovery. A strong rotation began out of companies that were able to benefit in the COVID-economy, such as technology and growth stocks. Investors began to support COVID-sensitive sectors of the market, which had previously lagged, as well as cyclical areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening. As the stock rally continued and sentiment strengthened, the yield curve continued to steepen on increasing concerns over inflation rates, which could lead to tightening by the U.S. Federal Reserve (the “Fed”). This concern stunted the equity rally at the very end of the period, but stocks still produced strong results for the six months.

Bonds produced mixed results during the period and generally underperformed stocks. The early weeks of September 2020 brought a risk-on environment, but concerns over rising infection rates and renewed economic closures caused spread widening in late September and October 2020. However, the tide turned in November 2020, when news of potential viable vaccines surfaced. Investor sentiment lifted, and a strong risk-on rally began, particularly in areas of the market that were hard hit by the pandemic, such as travel and leisure names, and low-quality and distressed debt. In January 2021, the U.S. Treasury yield curve steepened as rates on intermediate- and long-dated debt increased. In February 2021, the yield curve continued its steepening trend as investors anticipated economic reopening, and concerns surfaced about potential increases in inflation. Securities offering a hedge against inflation rallied, while long-dated Treasuries underperformed the broader market. High yield securities generally offered strong returns for the period, while some other higher-quality spread sectors ended up posting negative performance for the six months due to the rising rate environment in January and February 2021.

Diverse Asset Class Exposure Benefits Performance

The portfolio’s exposure to a diverse range of market capitalizations and asset classes helped outperformance for the six months. The fund’s benchmark contains U.S. large-cap equity for its equity portion. U.S. large-cap equity stocks generally underperformed U.S. small- and mid-cap equities, as well as emerging market and international equities. The fund’s diversification away from U.S. large-cap equities and into other asset types was a boost to performance. From a manager selection standpoint, investment in the BNY Mellon Research Growth Fund and the BNY Mellon International Equity Fund helped relative performance, as both funds beat their respective benchmarks. Within fixed income, direct bond holdings delivered strong relative performance. Manager selection was also beneficial, with the BNY Mellon Corporate Bond Fund beating its benchmark.

Conversely, some funds constrained portfolio performance. Within equities, the BNY Mellon Focused Equity Opportunities Fund and the BNY Mellon Select Managers Small Cap Growth Fund trailed their benchmarks during the period. Within the fixed-income sleeve, the BNY Mellon Floating Rate Income Fund and the BNY Mellon High Yield Fund also underperformed.

22

Positioned for the Current Market Environment

We believe that the fund is well positioned for market activity going forward. We think that diversification across asset classes will continue to be additive to fund performance and will continue to attempt to take advantage of broadening market participation as more asset classes begin to participate in the bull market.

March 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN.Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Morningstar Inc. — Morningstar Moderate Target Risk Index serves as a benchmark to help with target-risk, mutual fund selection and evaluation by offering an objective yardstick for moderate performance comparison. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The underlying funds’ underlying strategies may use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

23

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2020 to February 28, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 28, 2021
	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.67	$5.95	–	–	–	–
Ending value (after expenses)	$1,069.80	$1,068.50	–	–	–	–
Annualized expense ratio (%)	.91	1.16	–	–	–	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$3.12	$4.43	–	–	–	–
Ending value (after expenses)	$1,130.30	1,128.90	–	–	–	–
Annualized expense ratio (%)	.59	.84	–	–	–	–
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.64	$6.04	$6.43	$10.60	$5.03	$4.70
Ending value (after expenses)	$1,255.30	$1,255.70	$1,254.70	$1,249.60	$1,254.80	$1,255.60
Annualized expense ratio (%)	.83	1.08	1.15	1.90	.90	.84
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.97	$6.35	–	–	–	–
Ending value (after expenses)	$1,228.20	$1,227.10	–	–	–	–
Annualized expense ratio (%)	.90	1.15	–	–	–	–
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.96	$7.41	–	–	–	–
Ending value (after expenses)	$1,355.30	$1,354.00	–	–	–	–
Annualized expense ratio (%)	1.02	1.27	–	–	–	–
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.51	$5.80	–	–	–	–
Ending value (after expenses)	$1,090.40	$1,089.20	–	–	–	–
Annualized expense ratio (%)	.87	1.12	–	–	–	–

24

Expenses and Value of a $1,000 Investment (continued)
Assume actual returns for the six months ended February 28, 2021
	Class M	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.50	$6.89
Ending value (after expenses)	$1,262.00	$1,260.30
Annualized expense ratio (%)	.98	1.23
BNY Mellon International Fund
Expenses paid per $1,000†	$5.44	$6.76
Ending value (after expenses)	$1,132.00	$1,130.30
Annualized expense ratio (%)	1.03	1.28
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.59	$8.96
Ending value (after expenses)	$1,218.20	$1,218.10
Annualized expense ratio (%)	1.38	1.63
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$6.51	$7.85
Ending value (after expenses)	$1,170.20	$1,169.00
Annualized expense ratio (%)	1.21	1.46
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.73	$3.04
Ending value (after expenses)	$1,114.50	$1,112.70
Annualized expense ratio (%)	.33	.58

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

25

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 28, 2021
	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.56	$5.81	–	–	–	–
Ending value (after expenses)	$1,020.28	$1,019.04	–	–	–	–
Annualized expense ratio (%)	.91	1.16	–	–	–	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$2.96	$4.21	–	–	–	–
Ending value (after expenses)	$1,021.87	$1.020.63	–	–	–	–
Annualized expense ratio (%)	.59	.84	–	–	–	–
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.16	$5.41	$5.76	$9.49	$4.51	$4.21
Ending value (after expenses)	$1,020.68	$1,019.44	$1,019.09	$1,015.37	$1,020.33	$1,020.63
Annualized expense ratio (%)	.83	1.08	1.15	1.90	.90	.84
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.51	$5.76	–	–	–	–
Ending value (after expenses)	$1,020.33	$1,019.09	–	–	–	–
Annualized expense ratio (%)	.90	1.15	–	–	–	–
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.11	$6.36	–	–	–	–
Ending value (after expenses)	$1,019.74	$1,018.50	–	–	–	–
Annualized expense ratio (%)	1.02	1.27	–	–	–	–
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.36	5.61	–	–	–	–
Ending value (after expenses)	$1,020.48	1,019.24	–	–	–	–
Annualized expense ratio (%)	.87	1.12	–	–	–	–

26

Expenses and Value of a $1,000 Investment (continued)
Assuming a hypothetical 5% annualized return for the six months ended February 28, 2021
	Class M	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.91	$6.16
Ending value (after expenses)	$1,019.93	$1,018.70
Annualized expense ratio (%)	.98	1.23
BNY Mellon International Fund
Expenses paid per $1,000†	$5.16	$6.41
Ending value (after expenses)	$1,019.69	$1,018.45
Annualized expense ratio (%)	1.03	1.28
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$6.90	$8.15
Ending value (after expenses)	$1,017.95	$1,016.71
Annualized expense ratio (%)	1.38	1.63
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$6.06	$7.30
Ending value (after expenses)	$1,018.79	$1,017.55
Annualized expense ratio (%)	1.21	1.46
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.66	$2.91
Ending value (after expenses)	$1,023.16	$1,021.92
Annualized expense ratio (%)	.33	.58

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

27

STATEMENT OF INVESTMENTS
February 28, 2021 (Unaudited)

BNY Mellon Large Cap Stock Fund
Description	Shares		Value ($)
Common Stocks - 101.2%
Automobiles & Components - 1.9%
Harley-Davidson	3,891	[a]	138,792
Tesla	2,733	[b]	1,846,141
		1,984,933
Banks - 4.8%
Bank of America	27,122		941,405
BOK Financial	2,445		210,417
Citigroup	701		46,182
JPMorgan Chase & Co.	16,150		2,376,795
Regions Financial	49,281		1,016,667
The PNC Financial Services Group	2,291		385,713
		4,977,179
Capital Goods - 5.1%
3M	3,573		625,489
AMETEK	595		70,192
Carlisle	2,696		391,594
Crane	369		30,944
Dover	3,962		488,356
Eaton	1,030		134,096
Fortive	8,051		529,917
General Electric	17,129		214,798
Hubbell	1,082		192,066
Illinois Tool Works	3,497		707,023
Lockheed Martin	2,432		803,168
Northrop Grumman	483		140,872
Parker-Hannifin	1,811		519,685
Pentair	3,559		199,055
Stanley Black & Decker	1,438		251,420
W.W. Grainger	181		67,461
		5,366,136
Commercial & Professional Services - .1%
Cintas	239		77,517
Consumer Durables & Apparel - .7%
Carter's	2,375	[b]	198,241
Garmin	554		68,707
NVR	54	[b]	243,045
Polaris	575		67,712
Tempur Sealy International	4,096		136,847
		714,552
Consumer Services - .7%
Domino's Pizza	424		146,920
Hilton Worldwide Holdings	246	[b]	30,425
McDonald's	1,647		339,513
Service Corp. International	3,659		174,754
Starbucks	150		16,205
		707,817
Diversified Financials - 5.0%
Ameriprise Financial	1,964		434,515
Berkshire Hathaway, Cl. B	1,899	[b]	456,728
Capital One Financial	3,053		366,940
Moody's	1,142		313,924
Morgan Stanley	10,245		787,533
OneMain Holdings	2,529		118,635
S&P Global	2,957		973,918
State Street	3,157		229,735
Synchrony Financial	10,757		416,081

BNY Mellon Large Cap Stock Fund (continued)
Description	Shares		Value ($)
Common Stocks - 101.2%(continued)
Diversified Financials - 5.0% (continued)
T. Rowe Price Group	2,247		364,329
The Goldman Sachs Group	2,503		799,658
		5,261,996
Energy - 2.7%
Cabot Oil & Gas	3,240	[a]	59,972
Chevron	4,055		405,500
ConocoPhillips	6,141		319,393
Devon Energy	16,207		349,099
Equitrans Midstream	4,450		32,174
Halliburton	6,230		136,001
Kinder Morgan	27,329		401,736
Marathon Oil	55,557		616,683
Murphy Oil	6,144		100,332
NOV	4,139	[b]	62,499
Schlumberger	11,799		329,310
		2,812,699
Food & Staples Retailing - 1.0%
Casey's General Stores	166	[a]	33,525
Costco Wholesale	1,777		588,187
Walmart	3,683		478,495
		1,100,207
Food, Beverage & Tobacco - 2.8%
Altria Group	12,383		539,899
Campbell Soup	2,290	[a]	104,149
Conagra Brands	6,208		210,637
General Mills	8,819		485,133
Monster Beverage	4,315	[b]	378,598
PepsiCo	2,072		267,682
Philip Morris International	8,093		679,974
The Hershey Company	246		35,830
The Kraft Heinz Company	4,719		171,677
		2,873,579
Health Care Equipment & Services - 5.0%
Abbott Laboratories	5,432		650,645
Align Technology	408	[b]	231,381
AmerisourceBergen	3,020		305,684
Cerner	1,081		74,740
Chemed	43		19,144
CVS Health	340		23,164
DaVita	2,104	[b]	214,882
DexCom	459	[b]	182,581
Edwards Lifesciences	4,804	[b]	399,212
Globus Medical, Cl. A	121	[b]	7,563
Hill-Rom Holdings	605		64,535
Humana	1,509		572,892
IDEXX Laboratories	220	[b]	114,437
McKesson	1,407		238,515
ResMed	986		190,081
Steris	1,622		283,526
UnitedHealth Group	4,703		1,562,431
Zimmer Biomet Holdings	247		40,276
		5,175,689
Household & Personal Products - 2.8%
Colgate-Palmolive	2,919		219,509
Kimberly-Clark	4,778		613,161

28

BNY Mellon Large Cap Stock Fund (continued)
Description	Shares		Value ($)
Common Stocks - 101.2%(continued)
Household & Personal Products - 2.8% (continued)
The Procter & Gamble Company	16,589		2,049,239
		2,881,909
Insurance - 3.6%
Aflac	6,937		332,213
Arch Capital Group	12,044	[b]	431,416
Everest Re Group	1,700		411,077
Fidelity National Financial	3,723		142,516
Globe Life	7,015		655,201
Markel	396	[b]	431,165
MetLife	2,446		140,890
The Allstate	2,735		291,551
The Hanover Insurance Group	2,612		301,294
The Travelers Companies	1,630		237,165
Unum Group	15,874		420,344
		3,794,832
Materials - 2.2%
Avery Dennison	997		174,684
Cabot	1,887		92,897
Celanese	1,054		146,411
CF Industries Holdings	1,702		77,067
Corteva	2,533		114,365
Dow	4,122		244,476
FMC	1,506		153,145
Huntsman	1,011		27,600
PPG Industries	2,342		315,748
Reliance Steel & Aluminum	1,591		210,330
Silgan Holdings	2,343		88,003
The Mosaic Company	7,619		223,999
The Sherwin-Williams Company	378		257,169
Valvoline	5,884		146,865
		2,272,759
Media & Entertainment - 10.9%
Alphabet, Cl. A	1,203	[b]	2,432,358
Alphabet, Cl. C	1,159	[b]	2,360,721
Charter Communications, Cl. A	1,595	[b]	978,405
Comcast, Cl. A	13,270		699,594
DISH Network, Cl. A	5,362	[b]	168,957
Electronic Arts	1,617		216,629
Facebook, Cl. A	11,710	[b]	3,016,730
John Wiley & Sons, Cl. A	1,561	[a]	82,233
Netflix	1,667	[b]	898,263
Sirius XM Holdings	51,521	[a]	301,398
The Interpublic Group of Companies	7,550	[a]	197,206
		11,352,494
Pharmaceuticals Biotechnology & Life Sciences - 6.7%
AbbVie	2,798		301,457
Alexion Pharmaceuticals	2,929	[b]	447,405
Amgen	2,234		502,471
Bio-Rad Laboratories, Cl. A	245	[b]	143,203
Bristol-Myers Squibb	1,582		97,024
Eli Lilly & Co.	6,596		1,351,454
Johnson & Johnson	4,561		722,736
Mettler-Toledo International	245	[b]	273,432

BNY Mellon Large Cap Stock Fund (continued)
Description	Shares		Value ($)
Common Stocks - 101.2%(continued)
Pharmaceuticals Biotechnology & Life Sciences - 6.7% (continued)
Neurocrine Biosciences	863	[b]	94,507
Pfizer	19,484		652,519
Repligen	431	[b]	91,540
Seagen	518	[b]	78,275
Thermo Fisher Scientific	1,644		739,932
Vertex Pharmaceuticals	2,157	[b]	458,470
Waters	1,125	[b]	308,115
Zoetis	4,881		757,726
		7,020,266
Real Estate - 3.0%
American Tower	3,322	[c]	717,984
Boston Properties	3,714	[c]	368,169
Brandywine Realty Trust	8,348	[a,c]	102,096
Corporate Office Properties Trust	3,560	[c]	92,560
Equity Residential	680	[c]	44,479
Essex Property Trust	1,412	[c]	359,763
Lamar Advertising, Cl. A	489	[c]	42,343
Mid-America Apartment Communities	6,736	[c]	907,541
Public Storage	1,245	[c]	291,255
Weyerhaeuser	6,424	[c]	217,581
		3,143,771
Retailing - 7.7%
Amazon.com	1,535	[b]	4,747,648
AutoZone	357	[b]	414,091
Dollar General	989		186,911
eBay	2,633		148,554
Foot Locker	2,342	[a]	112,627
Genuine Parts	1,446		152,336
LKQ	5,615	[b]	221,175
Lowe's	2,793		446,182
Target	447		81,998
The Home Depot	4,427		1,143,671
Tractor Supply	1,623	[a]	257,992
Wayfair, Cl. A	258	[a,b]	74,557
		7,987,742
Semiconductors & Semiconductor Equipment - 5.4%
Advanced Micro Devices	5,699	[b]	481,622
Applied Materials	2,537		299,848
Broadcom	1,736		815,694
Intel	10,044		610,474
Lam Research	378		214,398
Micron Technology	2,183	[b]	199,810
NVIDIA	2,479		1,359,930
Qorvo	1,239	[b]	216,490
Qualcomm	5,934		808,151
Texas Instruments	3,643		627,580
		5,633,997
Software & Services - 14.6%
Adobe	1,452	[b]	667,441
Autodesk	854	[b]	235,704
Automatic Data Processing	3,733		649,617
CACI International, Cl. A	325	[b]	71,936
Cadence Design Systems	1,522	[b]	214,739

29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Large Cap Stock Fund (continued)
Description		Shares		Value ($)
Common Stocks - 101.2%(continued)
Software & Services - 14.6% (continued)
FLEETCOR Technologies		323	[b]	89,571
Intuit		817		318,744
Mastercard, Cl. A		2,192		775,639
Microsoft		30,407		7,065,979
Palo Alto Networks		258	[b]	92,444
PayPal Holdings		9,078	[b]	2,358,918
salesforce.com		3,519	[b]	761,864
ServiceNow		863	[b]	460,376
Twilio, Cl. A		258	[b]	101,363
Verisign		1,252	[b]	242,926
Visa, Cl. A		5,120	[a]	1,087,437
			15,194,698
Technology Hardware & Equipment - 8.4%
Apple		59,515		7,216,789
Cisco Systems		24,241		1,087,694
Corning		7,870		300,949
HP		2,284		66,167
Vontier		362	[b]	11,367
Xerox Holdings		1,001		25,505
			8,708,471
Telecommunication Services - 1.1%
Verizon Communications		20,921		1,156,931
Transportation - 2.0%
CSX		6,383		584,364
Expeditors International of Washington		2,056		188,823
Kansas City Southern		1,376		292,180
Norfolk Southern		832		209,714
Union Pacific		1,075		221,407
United Airlines Holdings		6,260	[a,b]	329,777
United Parcel Service, Cl. B		1,570		247,793
			2,074,058
Utilities - 3.0%
American Water Works		2,406		341,363
DTE Energy		4,008		471,822
Hawaiian Electric Industries		3,127		109,320
IDACORP		3,020		260,445
MDU Resources Group		10,354		290,947
NRG Energy		8,328		304,055
OGE Energy		14,752		431,791
PPL		20,319		532,155
Public Service Enterprise Group		2,695		145,072
Sempra Energy		2,276		263,970
			3,150,940
Total Common Stocks(cost $66,070,840)			105,425,172

BNY Mellon Large Cap Stock Fund (continued)
Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $309,480)	0.03	309,480	[d]	309,480
Total Investments (cost $66,380,320)		101.5%	105,734,652
Liabilities, Less Cash and Receivables		(1.5%)	(1,561,898)
Net Assets		100.0%	104,172,754

aSecurity, or portion thereof, on loan. At February 28, 2021, the value of the fund’s securities on loan was $2,874,397 and the value of the collateral was $2,974,782, consisting of cash collateral of $309,480 and U.S. Government & Agency securities valued at $2,665,302.

bNon-income producing security.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	28.4
Financials	13.5
Communication Services	12.0
Health Care	11.7
Consumer Discretionary	10.9
Industrials	7.2
Consumer Staples	6.6
Utilities	3.0
Real Estate	3.0
Energy	2.7
Materials	2.2
Investment Companies	.3
101.5

† Based on net assets.

See notes to financial statements.

30

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 51.0%
Automobiles & Components - .7%
Aptiv	835	[a]	125,116
Ford Motor	12,975	[a]	151,808
General Motors	4,315	[a]	221,489
Harley-Davidson	2,434	[b]	86,821
Tesla	3,253	[a]	2,197,401
		2,782,635
Banks - 2.0%
Bank of America	31,944		1,108,776
Citigroup	6,550		431,514
Citizens Financial Group	4,320		187,661
Comerica	3,780		257,418
Fifth Third Bancorp	3,234		112,187
Huntington Bancshares	19,330	[b]	296,522
JPMorgan Chase & Co.	13,087		1,926,014
KeyCorp	2,680		53,975
M&T Bank	630		95,092
People's United Financial	8,605		154,374
Regions Financial	6,175		127,390
The PNC Financial Services Group	2,968		499,692
Truist Financial	45,962		2,617,996
U.S. Bancorp	5,082		254,100
Wells Fargo & Co.	11,492		415,666
Zions Bancorp	2,665		141,698
		8,680,075
Capital Goods - 3.7%
3M	3,389		593,278
Allegion	2,512		273,255
Carrier Global	2,681		97,937
Caterpillar	1,992		430,033
Deere & Co.	9,646		3,367,612
Donaldson	2,210		130,191
Dover	3,314		408,484
Eaton	17,915		2,332,354
Emerson Electric	663		56,952
Fastenal	9,930		460,454
Fortive	2,056		135,326
General Dynamics	741		121,131
General Electric	30,280		379,711
Hexcel	2,925	[a,b]	157,248
Honeywell International	11,606		2,348,474
Illinois Tool Works	2,190		442,774
Ingersoll Rand	4,553	[a]	210,986
Johnson Controls International	1,056		58,914
Lockheed Martin	1,377		454,754
Northrop Grumman	1,146		334,242
Otis Worldwide	1,090		69,444
Parker-Hannifin	612		175,620
Raytheon Technologies	7,567		544,748
Roper Technologies	302		114,041
Stanley Black & Decker	653		114,171
The Boeing Company	2,419	[a]	512,852
The Toro Company	4,440		447,419
Trane Technologies	3,049		467,229
TransDigm Group	241	[a]	138,977
United Rentals	875	[a]	260,208

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 51.0%(continued)
Capital Goods - 3.7% (continued)
W.W. Grainger	220		81,996
Xylem	2,698		268,613
		15,989,428
Commercial & Professional Services - .2%
Cintas	285		92,437
Equifax	321		51,963
IHS Markit	1,655		149,215
Robert Half International	2,005		155,969
Waste Management	2,644		293,193
		742,777
Consumer Durables & Apparel - .8%
Garmin	722		89,542
Hasbro	625		58,569
Leggett & Platt	1,485	[b]	64,256
Lennar, Cl. A	2,735		226,923
Newell Brands	2,975		68,931
NIKE, Cl. B	21,303		2,871,218
VF	1,000		79,130
Whirlpool	409	[b]	77,743
		3,536,312
Consumer Services - 1.1%
Chipotle Mexican Grill	70	[a]	100,940
Darden Restaurants	937		128,678
Domino's Pizza	148		51,283
Las Vegas Sands	32,400	[a]	2,028,240
Marriott International, Cl. A	608	[a]	90,027
McDonald's	5,010		1,032,761
MGM Resorts International	2,875		108,646
Royal Caribbean Cruises	1,671	[a]	155,854
Starbucks	6,808		735,468
Wynn Resorts	863	[a]	113,683
Yum! Brands	2,491		257,893
		4,803,473
Diversified Financials - 2.0%
American Express	1,959		264,974
Ameriprise Financial	1,484		328,320
Berkshire Hathaway, Cl. B	8,348	[a]	2,007,777
BlackRock	406		281,967
Capital One Financial	1,193		143,387
CME Group	9,246		1,846,426
Discover Financial Services	1,942		182,684
Intercontinental Exchange	7,071		780,002
Invesco	8,925		200,099
Moody's	720		197,921
Morgan Stanley	6,300		484,281
MSCI	198		82,075
S&P Global	1,852		609,975
State Street	3,249		236,430
Synchrony Financial	5,495		212,547
The Charles Schwab	8,051		496,908
The Goldman Sachs Group	1,060		338,649
		8,694,422
Energy - 1.4%
Baker Hughes	4,295		105,142

31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 51.0%(continued)
Energy - 1.4% (continued)
Cabot Oil & Gas	3,340	[b]	61,823
Chevron	23,664		2,366,400
ConocoPhillips	6,692		348,051
Devon Energy	6,835		147,226
Diamondback Energy	1,045		72,398
EOG Resources	2,751		177,605
Exxon Mobil	11,854		644,502
Halliburton	11,100		242,313
Hess	1,575		103,210
Kinder Morgan	6,985		102,680
Marathon Oil	8,470		94,017
Marathon Petroleum	3,531		192,863
Occidental Petroleum	4,040		107,504
ONEOK	1,985		87,916
Phillips 66	2,308		191,679
Pioneer Natural Resources	823		122,273
Schlumberger	6,200		173,042
The Williams Companies	9,679		221,068
Valero Energy	3,548		273,125
		5,834,837
Food & Staples Retailing - .5%
Costco Wholesale	2,843		941,033
Sysco	1,650		131,390
The Kroger Company	6,927	[b]	223,119
Walgreens Boots Alliance	2,047		98,113
Walmart	4,499		584,510
		1,978,165
Food, Beverage & Tobacco - 1.5%
Altria Group	9,164		399,550
Archer-Daniels-Midland	4,910		277,808
Conagra Brands	1,660		56,324
Constellation Brands, Cl. A	1,330		284,806
McCormick & Co.	3,618		304,925
Mondelez International, Cl. A	12,005		638,186
Monster Beverage	2,265	[a]	198,731
PepsiCo	6,684		863,506
Philip Morris International	20,884		1,754,674
The Coca-Cola Company	34,635		1,696,769
The Hershey Company	281		40,928
The Kraft Heinz Company	1,321		48,058
Tyson Foods, Cl. A	1,390		94,061
		6,658,326
Health Care Equipment & Services - 3.7%
Abbott Laboratories	5,809		695,802
ABIOMED	231	[a]	74,971
Align Technology	259	[a]	146,881
AmerisourceBergen	1,368		138,469
Anthem	1,524		462,062
Baxter International	1,555		120,808
Becton Dickinson & Co.	1,855		447,333
Boston Scientific	55,014	[a]	2,133,443
Cardinal Health	1,145		58,990
Centene	1,610	[a]	94,249
Cerner	1,125		77,783

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 51.0%(continued)
Health Care Equipment & Services - 3.7% (continued)
Cigna	2,215		464,928
CVS Health	4,045		275,586
Danaher	11,707		2,571,677
DexCom	392	[a]	155,930
Edwards Lifesciences	4,389	[a]	364,726
HCA Healthcare	533		91,692
Henry Schein	4,971	[a]	307,456
Hologic	1,050	[a]	75,695
Humana	1,030		391,040
IDEXX Laboratories	258	[a]	134,204
Intuitive Surgical	1,473	[a]	1,085,306
Medtronic	6,993		817,971
Quest Diagnostics	500		57,795
ResMed	2,192		422,574
Steris	654		114,319
Stryker	2,533		614,734
UnitedHealth Group	9,653		3,206,920
Varian Medical Systems	394	[a]	69,056
West Pharmaceutical Services	371		104,121
Zimmer Biomet Holdings	709		115,610
		15,892,131
Household & Personal Products - 1.0%
Colgate-Palmolive	8,553		643,186
Kimberly-Clark	1,327		170,294
The Clorox Company	2,023	[b]	366,264
The Estee Lauder Companies, Cl. A	3,175		907,605
The Procter & Gamble Company	19,211		2,373,135
		4,460,484
Insurance - 1.3%
American International Group	68,040		2,990,358
Aon, Cl. A	2,074	[b]	472,271
Chubb	912		148,273
Cincinnati Financial	1,410	[b]	137,997
Lincoln National	2,076		118,062
Marsh & McLennan	4,296		494,985
MetLife	2,067		119,059
Principal Financial Group	1,760		99,581
Prudential Financial	671		58,189
The Allstate	3,415		364,039
The Hartford Financial Services Group	4,565		231,400
The Progressive	1,665		143,107
The Travelers Companies	2,111		307,151
Unum Group	2,730		72,290
		5,756,762
Materials - 1.4%
Air Products & Chemicals	7,859		2,008,918
Albemarle	500		78,605
Amcor	16,260		177,884
CF Industries Holdings	1,385		62,713
Corteva	4,294		193,874
Dow	4,754		281,960
DuPont de Nemours	1,824		128,264
Ecolab	1,925		403,018

32

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 51.0%(continued)
Materials - 1.4% (continued)
FMC	3,625		368,626
Freeport-McMoRan	11,795	[a]	399,968
International Paper	2,939		145,921
Linde	3,012		735,741
LyondellBasell Industries, Cl. A	975		100,513
Newmont	4,165		226,493
PPG Industries	2,407		324,512
The Mosaic Company	2,020		59,388
The Sherwin-Williams Company	230		156,478
Vulcan Materials	1,952		325,964
		6,178,840
Media & Entertainment - 5.2%
Activision Blizzard	2,755		263,406
Alphabet, Cl. A	2,673	[a]	5,404,565
Alphabet, Cl. C	1,649	[a]	3,358,782
Charter Communications, Cl. A	446	[a]	273,585
Comcast, Cl. A	59,820		3,153,710
Electronic Arts	1,027		137,587
Facebook, Cl. A	22,704	[a]	5,849,004
Netflix	2,254	[a]	1,214,568
News Corporation, Cl. A	2,900		68,005
Take-Two Interactive Software	600	[a]	110,676
The Walt Disney Company	10,837	[a]	2,048,626
Twitter	3,005	[a]	231,565
ViacomCBS, Cl. B	3,374	[b]	217,589
		22,331,668
Pharmaceuticals Biotechnology & Life Sciences - 3.0%
AbbVie	26,253		2,828,498
Agilent Technologies	980		119,629
Alexion Pharmaceuticals	778	[a]	118,840
Amgen	3,046		685,106
Biogen	928	[a]	253,233
Bio-Rad Laboratories, Cl. A	137	[a]	80,077
Bristol-Myers Squibb	8,743		536,208
Catalent	775	[a]	88,125
Eli Lilly & Co.	6,754		1,383,827
Gilead Sciences	8,381		514,593
Illumina	565	[a]	248,267
Johnson & Johnson	13,888		2,200,692
Merck & Co.	11,176		811,601
Mettler-Toledo International	268	[a]	299,101
PerkinElmer	715		90,154
Pfizer	26,278		880,050
Regeneron Pharmaceuticals	368	[a]	165,810
Thermo Fisher Scientific	2,463		1,108,547
Vertex Pharmaceuticals	565	[a]	120,091
Viatris	3,820	[a]	56,727
Waters	1,252	[a]	342,898
Zoetis	1,098		170,454
		13,102,528
Real Estate - 1.1%
Alexandria Real Estate Equities	459	[c]	73,298
American Tower	7,910	[c]	1,709,588

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 51.0%(continued)
Real Estate - 1.1% (continued)
Apartment Income REIT	1,506	[c]	61,565
AvalonBay Communities	1,018	[c]	178,914
Crown Castle International	2,870	[c]	447,003
Digital Realty Trust	1,016	[c]	136,886
Equinix	373	[c]	241,831
Essex Property Trust	259	[c]	65,991
Extra Space Storage	566	[c]	71,146
Federal Realty Investment Trust	1,002	[b,c]	101,372
Healthpeak Properties	5,050	[c]	146,905
Host Hotels & Resorts	5,845	[a,c]	96,969
Iron Mountain	3,710	[b,c]	129,071
Kimco Realty	8,550	[c]	156,722
Mid-America Apartment Communities	589	[c]	79,356
Prologis	1,736	[c]	171,986
Realty Income	1,780	[c]	107,263
Regency Centers	1,750	[c]	95,865
Simon Property Group	1,020	[b,c]	115,178
SL Green Realty	1,839	[b,c]	127,020
Ventas	1,810	[c]	95,749
Vornado Realty Trust	1,780	[c]	76,433
Welltower	1,790	[c]	121,541
Weyerhaeuser	5,745	[c]	194,583
		4,802,235
Retailing - 3.5%
Amazon.com	2,945	[a]	9,108,679
Booking Holdings	258	[a]	600,756
Dollar General	1,555		293,879
Dollar Tree	1,734	[a]	170,279
eBay	2,742		154,704
Etsy	608	[a]	133,924
Expedia Group	390	[a]	62,790
Genuine Parts	414		43,615
Kohl's	1,435	[a]	79,284
L Brands	1,965	[a]	107,407
Lowe's	4,196		670,311
O'Reilly Automotive	1,458	[a]	652,207
Ross Stores	2,308	[a]	269,205
Target	1,552		284,699
The Home Depot	5,513		1,424,228
The TJX Companies	14,034		926,104
		14,982,071
Semiconductors & Semiconductor Equipment - 3.6%
Advanced Micro Devices	23,475	[a]	1,983,872
Analog Devices	1,503	[b]	234,197
Applied Materials	5,935		701,458
Broadcom	1,590		747,093
Intel	18,417		1,119,385
KLA	318		98,971
Lam Research	6,092		3,455,321
Micron Technology	6,870	[a]	628,811
NVIDIA	7,803		4,280,570
Qualcomm	3,820		520,246
Texas Instruments	8,300		1,429,841

33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 51.0%(continued)
Semiconductors & Semiconductor Equipment - 3.6% (continued)
Xilinx		1,834		238,970
			15,438,735
Software & Services - 7.3%
Accenture, Cl. A		3,595		901,985
Adobe		7,239	[a]	3,327,551
Alliance Data Systems		882		85,113
Ansys		795	[a]	271,087
Autodesk		1,824	[a]	503,424
Automatic Data Processing		5,307		923,524
Cadence Design Systems		754	[a]	106,382
Citrix Systems		553	[b]	73,870
Cognizant Technology Solutions, Cl. A		6,967		511,935
Fidelity National Information Services		1,469		202,722
Fiserv		4,731	[a]	545,815
Fortinet		1,639	[a]	276,745
Global Payments		593		117,408
International Business Machines		1,732		205,987
Intuit		737		287,533
Jack Henry & Associates		2,275		337,701
Manhattan Associates		3,495	[a]	429,710
Mastercard, Cl. A		6,004		2,124,515
Microsoft		52,239		12,139,299
Oracle		9,800		632,198
Paychex		8,969		816,807
Paycom Software		181	[a]	67,737
PayPal Holdings		4,521	[a]	1,174,782
salesforce.com		4,737	[a]	1,025,560
ServiceNow		727	[a]	387,825
Tyler Technologies		205	[a]	95,001
Visa, Cl. A		18,825	[b]	3,998,242
			31,570,458
Technology Hardware & Equipment - 3.9%
Amphenol, Cl. A		8,548		1,074,313
Apple		99,708		12,090,592
Cisco Systems		28,812		1,292,794
Cognex		4,745		391,890
Corning		9,840		376,282
Hewlett Packard Enterprise		20,128		293,064
HP		3,338		96,702
IPG Photonics		1,960	[a]	445,606
Motorola Solutions		768		134,769
TE Connectivity		3,380		439,501
			16,635,513
Telecommunication Services - .5%
AT&T		26,823		748,093
Lumen Technologies		8,303	[b]	102,044
T-Mobile US		2,013	[a]	241,500
Verizon Communications		16,015		885,629
			1,977,266
Transportation - .7%
C.H. Robinson Worldwide		765	[b]	69,500
CSX		7,033		643,871

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 51.0%(continued)
Transportation - .7% (continued)
Expeditors International of Washington		3,915		359,554
FedEx		908		231,086
Norfolk Southern		757		190,809
Southwest Airlines		6,835	[a]	397,319
Union Pacific		4,002		824,252
United Parcel Service, Cl. B		2,283		360,326
			3,076,717
Utilities - .9%
American Electric Power		1,420		106,287
CMS Energy		7,021		379,906
Dominion Energy		885		60,463
DTE Energy		660		77,695
Duke Energy		1,027		87,901
Eversource Energy		2,320		184,394
Exelon		2,495		96,307
FirstEnergy		2,950		97,763
NextEra Energy		18,896		1,388,478
NiSource		10,190		220,104
NRG Energy		5,820		212,488
Pinnacle West Capital		1,425		99,650
Sempra Energy		2,855		331,123
The AES		9,690		257,366
The Southern Company		55		3,120
Xcel Energy		7,485		438,546
			4,041,591
Total Common Stocks(cost $82,265,365)			219,947,449
	1-Day Yield (%)
Investment Companies - 49.0%
Registered Investment Companies - 49.0%
BNY Mellon Dynamic Value Fund, Cl. Y		1,785,832	[d]	74,022,733
BNY Mellon Income Stock Fund, Cl. M		5,100,690	[d]	46,467,285
BNY Mellon Research Growth Fund, Cl. Y		4,211,403	[d]	87,555,067
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	0.07	3,083,142	[d]	3,083,142
Total Investment Companies(cost $169,201,412)			211,128,227
Total Investments (cost $251,466,777)		100.0%	431,075,676
Cash and Receivables (Net)		.0%	30,932
Net Assets		100.0%	431,106,608

REIT—Real Estate Investment Trust

aNon-income producing security.

bSecurity, or portion thereof, on loan. At February 28, 2021, the value of the fund’s securities on loan was $7,040,786 and the value of the collateral was $7,271,512, consisting of U.S. Government & Agency securities.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

34

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	49.0
Information Technology	14.8
Health Care	6.7
Consumer Discretionary	6.1
Communication Services	5.6
Financials	5.4
Industrials	4.6
Consumer Staples	3.0
Materials	1.4
Energy	1.4
Real Estate	1.1
Utilities	.9
100.0

† Based on net assets.

See notes to financial statements.

35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Income Stock Fund
Description		Shares	Value ($)
Common Stocks - 95.6%
Automobiles & Components - 1.7%
General Motors		186,319	[a] 9,563,754
Banks - 13.3%
Bank of America		558,273	19,377,656
JPMorgan Chase & Co.		179,914	26,477,943
Truist Financial		106,666	6,075,695
U.S. Bancorp		459,958	22,997,900
			74,929,194
Capital Goods - 8.1%
Carrier Global		114,843	4,195,215
Eaton		158,474	20,631,730
Hubbell		53,307	9,462,526
L3Harris Technologies		63,845	11,614,044
			45,903,515
Consumer Durables & Apparel - 1.6%
Newell Brands		185,974	4,309,018
VF		62,717	4,962,796
			9,271,814
Consumer Services - 1.5%
Las Vegas Sands		134,986	[a] 8,450,124
Diversified Financials - 12.5%
Ally Financial		270,840	11,239,860
Ameriprise Financial		27,435	6,069,719
Morgan Stanley		288,680	22,190,832
The Goldman Sachs Group		57,313	18,310,357
Voya Financial		206,043	[b] 12,420,272
			70,231,040
Energy - 8.8%
ConocoPhillips		132,557	6,894,290
Exxon Mobil		195,087	10,606,880
Hess		123,148	8,069,888
Marathon Petroleum		362,418	19,795,271
Valero Energy		55,570	4,277,779
			49,644,108
Food, Beverage & Tobacco - 3.1%
PepsiCo		48,513	6,267,394
Philip Morris International		131,377	11,038,296
			17,305,690
Health Care Equipment & Services - 4.5%
CVS Health		97,455	6,639,609
Medtronic		158,773	18,571,678
			25,211,287
Insurance - 4.7%
Assurant		80,044	9,863,022
Chubb		102,698	16,696,641
			26,559,663
Materials - 7.3%
CF Industries Holdings		384,186	17,395,942
International Paper		94,186	4,676,335
Newmont		100,366	5,457,903
Rio Tinto, ADR		52,577	[b] 4,595,230
Vulcan Materials		53,381	8,914,093
			41,039,503
Media & Entertainment - 1.7%
Comcast, Cl. A		181,924	9,591,033

BNY Mellon Income Stock Fund (continued)
Description		Shares	Value ($)
Common Stocks - 95.6%(continued)
Pharmaceuticals Biotechnology & Life Sciences - 6.0%
AbbVie		218,860	23,579,976
Eli Lilly & Co.		51,001	10,449,595
			34,029,571
Real Estate - 1.5%
Weyerhaeuser		251,223	[c] 8,508,923
Semiconductors & Semiconductor Equipment - 3.8%
Applied Materials		112,849	13,337,623
Qualcomm		58,813	8,009,742
			21,347,365
Technology Hardware & Equipment - 2.9%
Cisco Systems		194,488	8,726,677
Corning		205,051	7,841,150
			16,567,827
Telecommunication Services - 2.0%
Vodafone Group, ADR		638,647	[b] 10,971,955
Transportation - 2.0%
Union Pacific		53,904	11,102,068
Utilities - 8.6%
Clearway Energy, Cl. C		244,427	6,711,965
Exelon		311,752	12,033,627
NextEra Energy Partners		177,428	12,888,370
PPL		653,030	17,102,856
			48,736,818
Total Common Stocks(cost $391,781,197)			538,965,252
	Maturity Date
Convertible Bonds - 1.9%
Health Care Equipment & Services - 1.9%
Becton Dickinson & Co., Ser. B 6.00 (cost $10,141,345)	6/01/2023	199,584	[b] 10,520,073
	1-Day Yield (%)
Investment Companies - 2.1%
Registered Investment Companies - 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $11,886,696)	0.07	11,886,696	[d] 11,886,696

36

BNY Mellon Income Stock Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $8,801,729)	0.03	8,801,729	[d] 8,801,729
Total Investments (cost $422,610,967)		101.1%	570,173,750
Liabilities, Less Cash and Receivables		(1.1%)	(6,452,748)
Net Assets		100.0%	563,721,002

ADR—American Depository Receipt

aNon-income producing security.

bSecurity, or portion thereof, on loan. At February 28, 2021, the value of the fund’s securities on loan was $27,909,971 and the value of the collateral was $31,637,173, consisting of cash collateral of $8,801,729 and U.S. Government & Agency securities valued at $22,835,444.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	30.5
Health Care	12.4
Industrials	10.1
Energy	8.8
Utilities	8.6
Materials	7.3
Information Technology	6.8
Consumer Discretionary	4.8
Investment Companies	3.6
Communication Services	3.6
Consumer Staples	3.1
Real Estate	1.5
101.1

† Based on net assets.

See notes to financial statements.

37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 98.8%
Automobiles & Components - 1.0%
Aptiv	14,470	[a]	2,168,185
BorgWarner	9,390		422,550
Ford Motor	312,000	[a]	3,650,400
Gentex	144,979		5,129,357
Harley-Davidson	154,549	[b]	5,512,763
Lear	19,763		3,282,437
Thor Industries	57,255		6,702,270
		26,867,962
Banks - 4.0%
Associated Banc-Corp	19,975		402,496
CIT Group	26,810		1,215,833
Citizens Financial Group	26,980		1,172,011
Comerica	19,000		1,293,900
Cullen/Frost Bankers	10,725	[b]	1,119,690
East West Bancorp	111,829		8,069,581
Essent Group	55,167		2,274,535
F.N.B.	47,780		565,237
Fifth Third Bancorp	347,819		12,065,841
First Hawaiian	44,785		1,249,054
First Horizon	9,460		153,252
First Republic Bank	29,128		4,798,838
Huntington Bancshares	707,355		10,850,826
KeyCorp	486,623		9,800,587
M&T Bank	3,655		551,686
MGIC Investment	71,255		867,886
PacWest Bancorp	5,825		211,098
Popular	166,222		11,106,954
Regions Financial	126,240		2,604,331
Signature Bank	53,916		11,772,019
Sterling Bancorp	43,580		951,351
SVB Financial Group	8,683	[a]	4,388,041
Synovus Financial	30,815		1,303,783
TCF Financial	234,197		10,496,710
Truist Financial	132,551		7,550,105
Umpqua Holdings	44,785		764,480
Webster Financial	18,865		1,043,423
Wintrust Financial	8,355		615,429
Zions Bancorp	31,720		1,686,552
		110,945,529
Capital Goods - 10.0%
A.O. Smith	11,385		675,927
Advanced Drainage Systems	84,654	[b]	9,313,633
AECOM	17,410	[a]	1,007,865
Air Lease	8,345		382,702
Allegion	15,751		1,713,394
Allison Transmission Holdings	91,123	[b]	3,455,384
Altra Industrial Motion	53,078		3,074,278
AMETEK	133,925		15,799,132
Axon Enterprise	57,624	[a]	9,536,196
BWX Technologies	65,295		3,787,763
Carrier Global	38,710		1,414,076
CNH Industrial	674,827	[a]	10,014,433
Cummins	21,135		5,351,382
Curtiss-Wright	27,933		3,086,317
Donaldson	32,690		1,925,768

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.8%(continued)
Capital Goods - 10.0% (continued)
Dover	70,242		8,658,029
Eaton	57,042		7,426,298
EnerSys	20,468		1,847,851
Fastenal	34,955		1,620,863
Flowserve	20,415		755,355
Fortune Brands Home & Security	52,233		4,342,652
Generac Holdings	18,762	[a]	6,183,205
General Dynamics	21,604		3,531,606
Graco	41,844		2,901,881
HEICO, Cl. A	43,469		5,031,971
Hexcel	81,640	[a,b]	4,388,966
Howmet Aerospace	183,276	[a]	5,151,888
Hubbell	9,733		1,727,705
Huntington Ingalls Industries	17,861		3,141,929
IDEX	76,334		14,898,107
Ingersoll Rand	26,105	[a]	1,209,706
ITT	58,557		4,859,060
Jacobs Engineering Group	12,785		1,471,298
L3Harris Technologies	21,955		3,993,834
Lincoln Electric Holdings	12,945		1,528,934
Masco	179,183		9,536,119
MasTec	37,459	[a,b]	3,249,568
Mercury Systems	140,472	[a]	9,181,250
MSC Industrial Direct, Cl. A	5,525		475,868
Nordson	18,684		3,594,988
nVent Electric	21,285		558,944
Oshkosh	42,841	[b]	4,541,146
Owens Corning	62,248		5,043,333
PACCAR	65,365		5,947,561
Parker-Hannifin	33,188		9,523,628
Quanta Services	94,421		7,917,201
Regal Beloit	15,154		2,071,097
Rockwell Automation	12,719		3,094,278
Roper Technologies	35,527		13,415,706
Snap-on	3,705	[b]	752,523
Spirit AeroSystems Holdings, Cl. A	9,680		414,594
Stanley Black & Decker	16,676		2,915,632
Teledyne Technologies	1,579	[a,b]	585,809
Textron	127,219		6,404,204
The Timken Company	22,040		1,726,834
Trane Technologies	18,780		2,877,847
TransDigm Group	8,180	[a]	4,717,161
Trex	5,817	[a,b]	533,070
United Rentals	15,670	[a]	4,659,945
Vertiv Holdings	118,135		2,472,566
Virgin Galactic Holdings	101,382	[a,b]	3,774,452
W.W. Grainger	6,335		2,361,118
Watsco	27,564	[b]	6,700,808
Westinghouse Air Brake Technologies	19,895		1,440,995
Xylem	38,185		3,801,699
		279,499,332
Commercial & Professional Services - 3.5%
ASGN	42,713	[a]	3,971,028
Cintas	16,745		5,431,073

38

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.8%(continued)
Commercial & Professional Services - 3.5% (continued)
Clarivate	617,118	[a]	14,039,434
Copart	123,362	[a]	13,466,196
CoreLogic	8,225		696,328
CoStar Group	24,388	[a]	20,089,859
Equifax	17,235		2,790,002
IAA	12,220	[a]	716,459
IHS Markit	38,186		3,442,850
Republic Services	35,910		3,199,222
Ritchie Bros Auctioneers	138,110		7,502,135
Robert Half International	52,363		4,073,318
Stericycle	8,075	[a]	523,825
Verisk Analytics	70,486		11,549,131
Waste Connections	60,480		5,908,291
		97,399,151
Consumer Durables & Apparel - 3.3%
Capri Holdings	21,955	[a]	1,024,640
Carter's	4,323	[a]	360,841
D.R. Horton	12,075		928,205
Garmin	22,545		2,796,031
Hanesbrands	51,240	[b]	906,436
Hasbro	130,728		12,250,521
Leggett & Platt	22,780	[b]	985,691
Lululemon Athletica	62,963	[a]	19,624,308
Mohawk Industries	25,814	[a]	4,517,192
Newell Brands	240,242		5,566,407
NVR	650	[a]	2,925,546
Peloton Interactive, Cl. A	146,492	[a]	17,647,891
Polaris	10,842		1,276,754
PulteGroup	38,310		1,728,164
Skechers USA, CI. A	230,165	[a]	8,424,039
Tapestry	56,725	[a]	2,390,391
Tempur Sealy International	53,066		1,772,935
Toll Brothers	33,675		1,798,918
Whirlpool	31,764	[b]	6,037,701
		92,962,611
Consumer Services - 3.5%
Aramark	238,047		8,836,305
Carnival	55,365	[a]	1,481,014
Chegg	36,205	[a,b]	3,494,869
Chipotle Mexican Grill	2,787	[a]	4,018,854
Darden Restaurants	32,068		4,403,898
Domino's Pizza	1,509		522,884
DraftKings, Cl. A	106,428	[a]	6,548,515
Extended Stay America	17,895		287,931
Frontdoor	129,576	[a]	6,785,895
Grand Canyon Education	53,352	[a]	5,585,421
H&R Block	35,775		687,953
Hilton Worldwide Holdings	19,703	[a]	2,436,867
Hyatt Hotels, Cl. A	9,770	[a,b]	859,271
International Game Technology	60,574	[a,b]	1,107,898
Las Vegas Sands	48,575	[a]	3,040,795
Marriott International, Cl. A	23,042	[a]	3,411,829
MGM Resorts International	58,475		2,209,770
Norwegian Cruise Line Holdings	353,266	[a,b]	10,442,543

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.8%(continued)
Consumer Services - 3.5% (continued)
Planet Fitness, Cl. A	102,232	[a]	8,801,153
Royal Caribbean Cruises	10,326	[a]	963,106
Service Corp. International	44,780		2,138,693
Six Flags Entertainment	31,880	[a]	1,421,848
The Wendy's Company	27,605		563,970
Travel + Leisure	59,294		3,583,136
Wyndham Hotels & Resorts	69,520		4,538,266
Wynn Resorts	58,299	[a]	7,679,727
Yum China Holdings	20,435		1,222,830
		97,075,241
Diversified Financials - 4.3%
AGNC Investment	62,145	[c]	996,184
Ally Financial	73,260		3,040,290
Ameriprise Financial	70,131		15,515,782
Annaly Capital Management	101,340	[c]	842,135
Ares Management, Cl. A	189,575		9,854,108
Capital One Financial	102,916		12,369,474
Cboe Global Markets	8,455	[b]	836,707
Credit Acceptance	1,923	[a,b]	698,087
Discover Financial Services	66,762		6,280,301
Equitable Holdings	57,280		1,693,770
Evercore, Cl. A	9,198		1,101,644
FactSet Research Systems	1,997		606,908
Franklin Resources	41,025	[b]	1,073,624
Intercontinental Exchange	83,127		9,169,739
Invesco	43,145		967,311
KKR	20,610		938,992
LendingTree	1,156	[a,b]	310,814
LPL Financial Holdings	76,197		10,022,953
MarketAxess Holdings	3,173		1,763,998
MSCI	3,607		1,495,174
Nasdaq	23,680		3,274,707
Northern Trust	19,900		1,893,087
Raymond James Financial	78,574		9,172,729
SLM	250,594		3,956,879
Starwood Property Trust	66,080	[b,c]	1,508,606
State Street	51,227		3,727,789
Synchrony Financial	60,444		2,337,974
T. Rowe Price Group	17,895		2,901,495
Tradeweb Markets, Cl. A	40,724	[b]	2,964,300
Voya Financial	178,371		10,752,204
		122,067,765
Energy - 3.0%
Baker Hughes	63,210		1,547,381
Cabot Oil & Gas	395,942	[b]	7,328,886
ChampionX	162,046	[a]	3,446,718
Cheniere Energy	35,495	[a]	2,392,008
ConocoPhillips	123,306		6,413,145
Continental Resources	29,515	[a,b]	713,673
Devon Energy	151,943		3,272,852
Diamondback Energy	74,707		5,175,701
EQT	21,965	[a]	390,757
Halliburton	161,761		3,531,243
Helmerich & Payne	86,894		2,496,465
Hess	30,550		2,001,941

39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.8%(continued)
Energy - 3.0% (continued)
HollyFrontier	70,818	[b]	2,682,586
Marathon Oil	167,825		1,862,857
Marathon Petroleum	86,591		4,729,600
NOV	55,710	[a]	841,221
Occidental Petroleum	59,865		1,593,008
ONEOK	25,660		1,136,481
Pioneer Natural Resources	105,964		15,743,071
Schlumberger	241,738		6,746,908
Targa Resources	26,145		808,665
The Williams Companies	72,340		1,652,246
Valero Energy	115,866		8,919,365
		85,426,778
Food & Staples Retailing - .2%
Casey's General Stores	4,406	[b]	889,836
The Kroger Company	35,175	[b]	1,132,987
US Foods Holding	76,128	[a]	2,775,627
		4,798,450
Food, Beverage & Tobacco - 1.2%
Archer-Daniels-Midland	18,950		1,072,191
Beyond Meat	3,069	[a,b]	446,478
Brown-Forman, Cl. B	21,662		1,550,566
Bunge	15,695		1,201,923
Coca-Cola European Partners	87,993		4,483,243
Conagra Brands	281,505		9,551,465
Flowers Foods	20,245	[b]	440,329
Ingredion	10,390		937,178
Lamb Weston Holdings	17,296		1,379,702
McCormick & Co.	38,670		3,259,108
Nomad Foods	83,443	[a]	1,970,924
The Boston Beer Company, Cl. A	868	[a]	892,920
The Hain Celestial Group	19,100	[a]	805,638
The Hershey Company	12,140		1,768,191
The J.M. Smucker Company	7,257	[b]	812,784
Tyson Foods, Cl. A	38,890		2,631,686
		33,204,326
Health Care Equipment & Services - 9.4%
ABIOMED	53,697	[a]	17,427,361
Alcon	110,335	[a,b]	7,546,914
Align Technology	51,497	[a]	29,204,464
AmerisourceBergen	63,412		6,418,563
Boston Scientific	164,512	[a]	6,379,775
Cardinal Health	10,170		523,958
Centene	238,249	[a]	13,947,096
Cerner	27,900		1,929,006
Change Healthcare	223,024	[a]	5,100,559
Covetrus	22,109	[a,b]	821,570
DaVita	12,890	[a]	1,316,456
Dentsply Sirona	15,876		842,539
DexCom	42,346	[a]	16,844,392
Edwards Lifesciences	36,669	[a]	3,047,194
Encompass Health	68,133		5,480,619
Envista Holdings	14,515	[a,b]	559,408
Guardant Health	5,405	[a]	795,508
HCA Healthcare	18,053		3,105,658
HealthEquity	73,367	[a,b]	6,041,772

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.8%(continued)
Health Care Equipment & Services - 9.4% (continued)
Henry Schein	22,740	[a]	1,406,469
Hill-Rom Holdings	12,660		1,350,442
Humana	13,068		4,961,266
IDEXX Laboratories	28,939	[a]	15,053,200
Insulet	22,148	[a]	5,738,547
Laboratory Corp. of America Holdings	48,875	[a]	11,725,601
Masimo	27,643	[a]	6,930,929
Molina Healthcare	19,720	[a]	4,274,507
Novocure	7,075	[a]	1,054,882
Penumbra	1,981	[a]	563,456
Quest Diagnostics	20,900		2,415,831
Quidel	2,675	[a,b]	439,395
ResMed	22,965		4,427,193
Steris	49,622		8,673,926
Teladoc Health	48,819	[a]	10,793,393
Teleflex	31,211		12,425,723
The Cooper Companies	19,894		7,681,670
Universal Health Services, Cl. B	41,793		5,237,917
Varian Medical Systems	16,420	[a]	2,877,933
Veeva Systems, Cl. A	17,476	[a]	4,895,202
West Pharmaceutical Services	4,337		1,217,179
Zimmer Biomet Holdings	128,561		20,963,157
		262,440,630
Household & Personal Products - .5%
Church & Dwight	149,850		11,800,687
Coty, Cl. A	81,095	[a,b]	621,999
Energizer Holdings	3,959		165,486
Herbalife Nutrition	4,435	[a]	199,486
Nu Skin Enterprises, Cl. A	10,965	[b]	561,189
Spectrum Brands Holdings	2,890		224,120
The Clorox Company	9,182	[b]	1,662,401
		15,235,368
Insurance - 2.9%
Aflac	45,103		2,159,983
Alleghany	8,087	[a]	5,227,679
American Financial Group	10,223		1,090,794
American International Group	80,232		3,526,196
Aon, Cl. A	17,693	[b]	4,028,873
Arch Capital Group	162,156	[a]	5,808,428
Assurant	20,175		2,485,963
Assured Guaranty	22,780	[b]	1,007,332
Cincinnati Financial	28,665	[b]	2,805,444
Erie Indemnity, Cl. A	1,455	[b]	352,256
Everest Re Group	28,008		6,772,614
Fidelity National Financial	38,340		1,467,655
First American Financial	9,605		504,647
Globe Life	34,557		3,227,624
Kemper	4,920		372,050
Lincoln National	33,780		1,921,069
Markel	4,875	[a]	5,307,900
Old Republic International	87,115		1,683,933
Principal Financial Group	37,100		2,099,118
Prudential Financial	6,660		577,555

40

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.8%(continued)
Insurance - 2.9% (continued)
Reinsurance Group of America	128,952		15,761,803
RenaissanceRe Holdings	13,377		2,233,691
The Hanover Insurance Group	4,446		512,846
The Hartford Financial Services Group	53,110		2,692,146
The Travelers Companies	15,747		2,291,188
Unum Group	52,320		1,385,434
W.R. Berkley	52,365		3,630,465
Willis Towers Watson	7,343		1,620,160
		82,554,846
Materials - 5.0%
Albemarle	14,520		2,282,689
Amcor	39,795		435,357
Ashland Global Holdings	9,861		829,507
Avery Dennison	31,672		5,549,251
Ball	27,110	[b]	2,314,923
Cabot	8,295		408,363
Celanese	21,213		2,946,698
Corteva	166,632		7,523,435
Crown Holdings	61,475		5,874,551
DuPont de Nemours	60,305		4,240,648
Eagle Materials	78,467	[a]	9,838,192
Eastman Chemical	22,260		2,432,128
FMC	66,975		6,810,688
Freeport-McMoRan	486,830	[a]	16,508,405
Huntsman	38,360		1,047,228
Ingevity	31,384	[a]	2,180,560
International Flavors & Fragrances	12,210		1,654,577
International Paper	6,850		340,103
Louisiana-Pacific	140,774		6,702,250
LyondellBasell Industries, Cl. A	10,725		1,105,640
Martin Marietta Materials	8,375		2,821,286
Newmont	208,434		11,334,641
Olin	18,700		578,578
Packaging Corp. of America	16,505	[b]	2,178,990
PPG Industries	19,106		2,575,871
Reliance Steel & Aluminum	12,440		1,644,568
Royal Gold	9,890		1,025,692
RPM International	7,120		567,037
Sealed Air	29,410		1,232,279
Sonoco Products	25,750		1,533,927
Steel Dynamics	160,416		6,670,097
The Chemours Company	16,145	[b]	379,892
The Mosaic Company	545,145		16,027,263
Valvoline	120,501		3,007,705
Vulcan Materials	43,071		7,192,426
WestRock	30,471		1,328,231
		141,123,676
Media & Entertainment - 3.6%
Activision Blizzard	118,254		11,306,265
Altice USA, Cl. A	106,519	[a]	3,580,104
Cable One	409		783,174
Discovery, Cl. C	25,780	[a]	1,160,100
DISH Network, Cl. A	19,510	[a]	614,760
Fox, Cl. A	40,970		1,364,711

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.8%(continued)
Media & Entertainment - 3.6% (continued)
InterActiveCorp	16,378	[a]	4,009,826
John Wiley & Sons, Cl. A	3,666	[b]	193,125
Liberty Broadband, Cl. A	2,552	[a]	370,959
Liberty Broadband, Cl. C	14,206	[a]	2,123,939
Liberty Media Corp-Liberty Formula One, Cl. C	124,840	[a]	5,480,476
Liberty Media Corp-Liberty SiriusXM, Cl. A	10,210	[a]	453,426
Liberty Media Corp-Liberty SiriusXM, Cl. C	22,290	[a]	983,435
Live Nation Entertainment	79,178	[a,b]	7,035,757
Match Group	28,857	[a]	4,410,792
News Corporation, Cl. A	66,975		1,570,564
Nexstar Media Group, Cl. A	2,490		342,500
Omnicom Group	23,400		1,608,282
Pinterest, Cl. A	27,482		2,214,500
Roku	8,530	[a]	3,373,444
Spotify Technology	33,138	[a,b]	10,185,958
Take-Two Interactive Software	8,172	[a]	1,507,407
TEGNA	117,268		2,137,796
The Interpublic Group of Companies	66,315		1,732,148
The New York Times Company, Cl. A	17,640		902,639
Twitter	217,189	[a]	16,736,584
ViacomCBS, Cl. B	28,621	[b]	1,845,768
Yelp	54,002	[a]	2,036,415
Zillow Group, Cl. C	63,363	[a]	10,222,353
Zynga, Cl. A	100,820	[a]	1,124,143
		101,411,350
Pharmaceuticals Biotechnology & Life Sciences - 5.9%
10X Genomics, CI. A	38,740	[a]	6,895,333
ACADIA Pharmaceuticals	10,945	[a,b]	535,977
Acceleron Pharma	20,715	[a]	2,820,554
Agilent Technologies	38,810		4,737,537
Agios Phamaceuticals	4,976	[a,b]	236,061
Alexion Pharmaceuticals	15,305	[a]	2,337,839
Alkermes	19,765	[a]	376,326
Alnylam Pharmaceuticals	12,857	[a]	1,904,122
Avantor	148,888	[a]	4,149,509
Biohaven Pharmaceutical Holding	54,629	[a]	4,642,372
BioMarin Pharmaceutical	51,939	[a]	4,021,637
Bio-Techne	17,778		6,430,125
Catalent	95,880	[a]	10,902,515
Charles River Laboratories International	8,894	[a]	2,544,929
Elanco Animal Health	265,758	[a]	8,732,808
Exact Sciences	13,705	[a]	1,865,525
FibroGen	38,170	[a,b]	1,909,645
GW Pharmaceuticals, ADR	21,094	[a,b]	4,519,389
Horizon Therapeutics	107,735	[a]	9,794,189
ICON	17,553	[a]	3,171,476
Illumina	14,948	[a]	6,568,301
Incyte	15,600	[a]	1,227,096
Ionis Pharmaceuticals	17,320	[a,b]	907,568
Iovance Biotherapeutics	21,630	[a,b]	806,799
IQVIA Holdings	25,268	[a]	4,871,418

41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.8%(continued)
Pharmaceuticals Biotechnology & Life Sciences - 5.9% (continued)
Jazz Pharmaceuticals	11,437	[a]	1,921,873
Mettler-Toledo International	3,951	[a]	4,409,514
Moderna	24,513	[a]	3,794,858
Nektar Therapeutics	15,270	[a,b]	346,476
Neurocrine Biosciences	121,113	[a]	13,263,085
PerkinElmer	6,562		827,403
Perrigo	15,365	[b]	620,131
PPD	63,322	[a]	2,220,069
QIAGEN	28,976	[a]	1,448,800
Repligen	36,289	[a]	7,707,421
Sage Therapeutics	12,622	[a,b]	1,072,870
Sarepta Therapeutics	99,820	[a,b]	8,690,329
Seagen	9,579	[a]	1,447,483
Syneos Health	120,105	[a]	9,290,122
uniQure	22,126	[a]	812,024
Viatris	376,767	[a]	5,594,990
Waters	14,140	[a]	3,872,663
		164,249,161
Real Estate - 4.8%
Alexandria Real Estate Equities	39,639	[c]	6,329,952
American Campus Communities	25,130	[c]	1,029,325
American Homes 4 Rent, Cl. A	92,169	[c]	2,870,143
Americold Realty Trust	106,537	[c]	3,733,056
Apartment Income REIT	28,087	[c]	1,148,197
Apartment Investment & Management, Cl. A	28,087	[c]	133,694
Apple Hospitality REIT	69,400	[a,c]	988,950
AvalonBay Communities	7,330	[c]	1,288,247
Brandywine Realty Trust	71,900	[b,c]	879,337
Brixmor Property Group	79,420	[c]	1,562,986
Brookfield Property REIT, Cl. A	77,864	[b,c]	1,362,620
Camden Property Trust	19,110	[c]	1,990,306
CBRE Group, Cl. A	165,047	[a]	12,505,611
CoreSite Realty	329	[c]	40,043
Corporate Office Properties Trust	11,180	[c]	290,680
Cousins Properties	109,503	[c]	3,672,731
CubeSmart	13,560	[c]	501,178
CyrusOne	52,608	[c]	3,452,663
Digital Realty Trust	56,990	[b,c]	7,678,263
Duke Realty	112,225	[c]	4,404,831
Equinix	5,452	[c]	3,534,750
Equity Commonwealth	36,260	[c]	1,022,895
Equity Lifestyle Properties	52,700	[c]	3,248,955
Equity Residential	187,391	[c]	12,257,245
Essex Property Trust	22,845	[c]	5,820,678
Extra Space Storage	22,840	[c]	2,870,988
Federal Realty Investment Trust	6,272	[b,c]	634,538
Gaming & Leisure Properties	8,925	[c]	396,270
Healthcare Trust of America, Cl. A	26,755	[b,c]	726,666
Healthpeak Properties	125,506	[c]	3,650,970
Highwoods Properties	27,540	[c]	1,100,498
Host Hotels & Resorts	105,409	[a,c]	1,748,735
Hudson Pacific Properties	24,345	[c]	622,989
Kilroy Realty	45,003	[c]	2,855,890

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.8%(continued)
Real Estate - 4.8% (continued)
Kimco Realty	57,385	[c]	1,051,867
Lamar Advertising, Cl. A	36,255	[c]	3,139,320
Life Storage	11,322	[c]	949,916
Medical Properties Trust	63,770	[c]	1,376,794
Mid-America Apartment Communities	6,670	[c]	898,649
National Retail Properties	17,080	[c]	748,787
Omega Healthcare Investors	19,805	[c]	735,558
Outfront Media	28,480	[a,c]	577,574
Paramount Group	81,285	[c]	753,512
Park Hotels & Resorts	31,625	[a,c]	687,844
Rayonier	30,184	[c]	985,206
Realty Income	26,900	[c]	1,620,994
Regency Centers	84,738	[c]	4,641,948
SBA Communications	8,865	[c]	2,261,727
Simon Property Group	16,395	[b,c]	1,851,323
SL Green Realty	14,030	[b,c]	969,052
Spirit Realty Capital	23,674	[b,c]	1,018,455
STORE Capital	25,790	[c]	862,418
UDR	28,390	[c]	1,168,816
Ventas	34,450	[c]	1,822,405
VEREIT	23,194	[c]	904,566
VICI Properties	44,120	[b,c]	1,257,420
Weingarten Realty Investors	23,970	[c]	608,598
Welltower	86,466	[c]	5,871,041
Weyerhaeuser	29,262	[c]	991,104
WP Carey	15,540	[c]	1,065,112
		135,174,886
Retailing - 5.1%
Advance Auto Parts	7,533		1,207,917
AutoZone	7,102	[a]	8,237,752
Best Buy	40,871		4,101,405
Burlington Stores	37,055	[a]	9,590,575
CarMax	16,745	[a]	2,001,195
Carvana	2,965	[a,b]	840,577
Dollar General	51,517		9,736,198
Dollar Tree	28,284	[a]	2,777,489
eBay	75,225		4,244,194
Etsy	33,906	[a]	7,468,475
Expedia Group	127,352	[a]	20,503,672
Five Below	3,867	[a,b]	719,726
Foot Locker	88,378	[b]	4,250,098
Genuine Parts	7,796		821,309
Kohl's	30,965	[a]	1,710,816
L Brands	36,810	[a]	2,012,035
LKQ	66,449	[a]	2,617,426
Ollie's Bargain Outlet Holdings	41,499	[a,b]	3,431,137
O'Reilly Automotive	30,831	[a]	13,791,631
Pool	39,066		13,078,125
Qurate Retail, Ser. A	65,235		810,219
Ross Stores	88,805	[a]	10,358,215
The Gap	73,065		1,822,972
Tractor Supply	14,334		2,278,533
Ulta Beauty	37,440	[a]	12,068,035
Wayfair, Cl. A	8,160	[a,b]	2,358,077

42

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.8%(continued)
Retailing - 5.1% (continued)
Williams-Sonoma	7,545	[b]	990,583
		143,828,386
Semiconductors & Semiconductor Equipment - 3.4%
Advanced Micro Devices	27,050	[a]	2,285,995
Cree	10,420	[a]	1,182,253
Enphase Energy	7,025	[a]	1,236,821
First Solar	45,313	[a,b]	3,671,259
KLA	21,751		6,769,564
Marvell Technology Group	79,505		3,838,501
Maxim Integrated Products	31,335	[a]	2,919,482
Microchip Technology	41,825	[b]	6,383,750
Monolithic Power Systems	2,853		1,068,506
NVIDIA	6,652		3,649,154
NXP Semiconductors	32,311		5,898,373
ON Semiconductor	340,470	[a,b]	13,710,727
Qorvo	62,678	[a]	10,951,727
Skyworks Solutions	136,795		24,324,887
SolarEdge Technologies	3,425	[a,b]	1,021,712
Universal Display	6,433		1,361,802
Xilinx	30,960		4,034,088
		94,308,601
Software & Services - 15.0%
2U	465	[a,b]	18,428
Affirm Holdings	793	[a,b]	73,797
Akamai Technologies	16,890	[a]	1,596,105
Alliance Data Systems	5,835		563,077
Alteryx, Cl. A	4,070	[a]	389,092
Amdocs	28,695		2,175,368
Anaplan	9,590	[a]	623,254
Ansys	52,399	[a]	17,867,535
Aspen Technology	5,404	[a]	813,356
Atlassian, Cl. A	8,190	[a]	1,946,763
Avalara	5,138	[a]	806,358
Bill.com Holdings	22,270	[a]	3,674,773
Black Knight	14,860	[a]	1,139,613
BlackLine	93,614	[a,b]	11,610,008
Broadridge Financial Solutions	74,974		10,683,045
Ceridian HCM Holding	8,635	[a,b]	774,214
Citrix Systems	11,990		1,601,624
Cloudflare, Cl. A	8,605	[a]	636,512
Coupa Software	5,757	[a]	1,993,419
Crowdstrike Holdings, CI. A	11,321	[a]	2,445,336
Datadog, Cl. A	10,650	[a]	1,016,116
DocuSign	61,671	[a]	13,978,349
DXC Technology	19,170	[a]	483,467
Dynatrace	14,725	[a]	732,716
Elastic	6,285	[a]	844,641
EPAM Systems	35,641	[a]	13,315,834
Euronet Worldwide	112,640	[a]	16,930,918
Everbridge	4,155	[a]	636,671
EVERTEC	72,767		2,830,636
Fair Isaac	1,689	[a]	772,802
Farfetch, Cl. A	55,194	[a]	3,683,399
Fastly, CI. A	6,245	[a,b]	459,507

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.8%(continued)
Software & Services - 15.0% (continued)
Fidelity National Information Services	25,894		3,573,372
FireEye	30,045	[a]	580,469
Fiserv	92,905	[a]	10,718,450
FLEETCOR Technologies	8,095	[a]	2,244,824
Fortinet	10,360	[a]	1,749,286
Gartner	48,064	[a]	8,605,379
Global Payments	99,948		19,788,705
Globant	2,105	[a]	451,986
GoDaddy, Cl. A	7,520	[a]	610,022
Guidewire Software	6,721	[a]	745,964
HubSpot	51,518	[a]	26,531,770
Intuit	37,415		14,597,088
Jack Henry & Associates	18,419		2,734,116
Leidos Holdings	40,686		3,598,677
MongoDB	3,612	[a]	1,393,979
NortonLifeLock	21,945	[b]	428,147
Nuance Communications	460,321	[a,b]	20,530,317
Nutanix, Cl. A	11,340	[a]	343,432
Okta	13,797	[a]	3,607,226
Pagerduty	9,095	[a,b]	406,910
Palo Alto Networks	12,380	[a]	4,435,878
Paychex	23,210		2,113,735
Paycom Software	5,762	[a]	2,156,371
Paylocity Holding	3,061	[a]	585,233
Proofpoint	116,324	[a]	14,065,898
PTC	5,660	[a]	775,080
RealPage	19,759	[a]	1,714,686
RingCentral, Cl. A	9,418	[a,b]	3,561,511
Sabre	49,775	[a,b]	731,195
Science Applications International	43,226		3,723,055
ServiceNow	29,968	[a]	15,986,729
Shopify, Cl. A	10,581	[a]	13,553,944
Slack Technologies, Cl. A	112,349	[a]	4,598,445
Smartsheet, Cl. A	11,499	[a]	796,306
Splunk	76,020	[a]	10,871,620
Square, Cl. A	100,411	[a]	23,097,542
SS&C Technologies Holdings	210,243		13,934,906
StoneCo, CI. A	15,545	[a]	1,333,916
Synopsys	5,490	[a]	1,346,203
The Trade Desk, Cl. A	3,001	[a]	2,416,975
The Western Union Company	29,900		694,278
Twilio, Cl. A	67,931	[a]	26,688,731
Tyler Technologies	29,699	[a]	13,763,111
Verisign	20,958	[a]	4,066,481
Zendesk	45,260	[a]	6,614,296
Zoom Video Communications, CI. A	13,787	[a]	5,150,961
Zscaler	11,060	[a,b]	2,267,632
		421,401,570
Technology Hardware & Equipment - 4.5%
Amphenol, Cl. A	163,074		20,495,140
Arista Networks	2,975	[a]	832,524
CDW	7,325		1,149,219
Ciena	11,675	[a]	609,085
Cognex	92,896		7,672,281

43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 98.8%(continued)
Technology Hardware & Equipment - 4.5% (continued)
Corning		22,055		843,383
EchoStar, Cl. A		6,605	[a]	149,934
F5 Networks		6,940	[a]	1,318,461
Flex		117,887	[a]	2,144,365
FLIR Systems		112,474		6,006,112
Hewlett Packard Enterprise		106,135		1,545,326
HP		83,920		2,431,162
IPG Photonics		3,582	[a]	814,368
Jabil		15,780		681,223
Juniper Networks		38,500	[b]	896,280
Keysight Technologies		126,021	[a]	17,834,492
Lumentum Holdings		60,856	[a,b]	5,477,040
Motorola Solutions		25,235		4,428,238
NetApp		22,755		1,424,463
Pure Storage, Cl. A		27,470	[a,b]	642,249
TE Connectivity		66,600		8,659,998
Trimble		162,040	[a]	12,013,646
Western Digital		241,845	[a]	16,573,638
Xerox Holdings		153,156		3,902,415
Zebra Technologies, Cl. A		17,883	[a]	8,931,307
			127,476,349
Telecommunication Services - .0%
Lumen Technologies		51,802	[b]	636,647
Transportation - 1.8%
Alaska Air Group		104,503	[a]	6,794,785
American Airlines Group		39,040	[a,b]	817,498
C.H. Robinson Worldwide		10,390	[b]	943,931
Copa Holdings, Cl. A		14,394	[a]	1,319,498
Delta Air Lines		25,265	[a]	1,211,204
Expeditors International of Washington		50,059		4,597,419
J.B. Hunt Transport Services		41,215		6,053,247
JetBlue Airways		36,505	[a]	672,787
Kansas City Southern		34,636		7,354,608
Knight-Swift Transportation Holdings		8,400		362,880
Landstar System		15,410	[b]	2,467,757
Lyft, Cl. A		174,304	[a]	9,708,733
Macquarie Infrastructure		5,465		171,273
Ryder System		17,865		1,210,711
Southwest Airlines		68,333	[a]	3,972,197
United Airlines Holdings		34,750	[a]	1,830,630
			49,489,158
Utilities - 2.9%
Ameren		53,545		3,762,607
American Electric Power		28,060		2,100,291
American Water Works		27,465		3,896,734
Atmos Energy		4,100		346,901
CenterPoint Energy		334,111	[b]	6,495,118
CMS Energy		57,200		3,095,092
DTE Energy		50,042		5,890,944
Edison International		245,173		13,236,890
Entergy		54,071		4,693,904
Essential Utilities		35,065		1,474,834
Eversource Energy		48,435		3,849,614

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 98.8%(continued)
Utilities - 2.9% (continued)
Exelon		175,126		6,759,864
IDACORP		4,535		391,098
MDU Resources Group		28,140		790,734
NiSource		69,525		1,501,740
NRG Energy		65,635		2,396,334
OGE Energy		17,780		520,421
PG&E		195,663		2,056,418
Pinnacle West Capital		27,400		1,916,082
PPL		301,377		7,893,064
Public Service Enterprise Group		29,385		1,581,795
The AES		70,645		1,876,331
UGI		17,795		681,726
Vistra Energy		40,922		705,904
WEC Energy Group		20,550		1,657,152
Xcel Energy		42,585		2,495,055
			82,066,647
Total Common Stocks(cost $1,379,698,147)			2,771,644,420

Exchange-Traded Funds - .5%
Registered Investment Companies - .5%
SPDR S&P MidCap 400 ETF Trust (cost $13,437,237)		31,209	[b]	14,195,414
	1-Day Yield (%)
Investment Companies - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $25,593,787)	0.07	25,593,787	[d]	25,593,787

Investment of Cash Collateral for Securities Loaned - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $21,044,601)	0.03	21,044,601	[d]	21,044,601
Total Investments (cost $1,439,773,772)		101.0%	2,832,478,222
Liabilities, Less Cash and Receivables		(1.0%)	(27,156,484)
Net Assets		100.0%	2,805,321,738

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

SPDR—Standard & Poor's Depository Receipt

aNon-income producing security.

bSecurity, or portion thereof, on loan. At February 28, 2021, the value of the fund’s securities on loan was $234,943,427 and the value of the collateral was $240,840,334, consisting of cash collateral of $21,044,601 and U.S. Government & Agency securities valued at $219,795,733.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

44

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	22.8
Health Care	15.2
Industrials	15.2
Consumer Discretionary	13.0
Financials	11.3
Materials	5.0
Real Estate	4.8
Communication Services	3.6
Energy	3.1
Utilities	2.9
Investment Companies	2.2
Consumer Staples	1.9
101.0

† Based on net assets.

See notes to financial statements.

45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 96.2%
Automobiles & Components - 1.0%
Gentherm	45,947	[a]	3,252,588
Stoneridge	36,880	[a]	1,130,741
Thor Industries	13,628	[b]	1,595,294
Visteon	22,691	[a]	2,885,614
		8,864,237
Banks - 7.7%
BankUnited	88,469		3,555,569
Banner	23,979		1,241,633
Central Pacific Financial	78,175		1,769,100
Columbia Banking System	33,183	[b]	1,469,675
CVB Financial	41,084		879,608
Essent Group	144,557		5,960,085
First Bancorp	403,720		4,235,023
First Bancorp	42,134		1,696,736
First Interstate BancSystem, Cl. A	147,414		6,695,544
First Merchants	101,505		4,268,285
HarborOne Bancorp	115,148		1,376,019
Heritage Commerce	118,700		1,128,837
Heritage Financial	34,506		893,360
Old National Bancorp	152,201		2,759,404
Seacoast Banking Corp. of Florida	93,147	[a]	3,348,635
Silvergate Capital, Cl. A	35,156	[a]	4,484,499
Synovus Financial	105,249		4,453,085
TriState Capital Holdings	18,003	[a]	413,169
UMB Financial	40,681		3,432,256
United Community Bank	125,352		4,144,137
Webster Financial	134,299		7,428,078
		65,632,737
Capital Goods - 14.1%
AerCap Holdings	78,275	[a]	3,771,290
AeroVironment	26,453	[a]	2,911,946
Armstrong World Industries	3,375		288,833
Array Technologies	36,540	[a]	1,354,903
Astec Industries	33,840		2,298,413
Construction Partners, Cl. A	170,386	[a]	4,930,971
Curtiss-Wright	13,564		1,498,686
dMY Technology Group, Cl. A	35,734	[a,b]	680,375
Dycom Industries	33,734	[a]	2,583,350
EMCOR Group	21,846		2,127,145
Energy Recovery	223,857	[a,b]	3,939,883
EnerSys	67,766		6,117,914
Fluor	307,217	[a]	5,271,844
FTAC Olympus Acquisition, Cl. A	21,763	[a]	256,803
Gibraltar Industries	63,907	[a]	5,582,276
GrafTech International	587,672		6,952,160
Granite Construction	65,880	[b]	2,264,954
Hexcel	21,576	[a,b]	1,159,926
Holicity, Cl. A	156,493	[a]	2,183,077
Hyster-Yale Materials Handling	17,012	[b]	1,455,377
Kaman	13,200		642,312
Kornit Digital	66,182	[a]	7,487,170
Lindsay	13,791		2,210,008
Masonite International	25,729	[a]	2,822,986
Matrix Service	205,080	[a]	2,782,936
Maxar Technologies	72,847	[b]	3,485,729

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.2%(continued)
Capital Goods - 14.1% (continued)
Mercury Systems	46,846	[a]	3,061,855
MSC Industrial Direct, Cl. A	23,714		2,042,487
Proto Labs	6,964	[a,b]	1,014,516
Raven Industries	93,302		3,657,438
Rexnord	155,774		7,002,041
Ribbit LEAP	15,189	[a]	205,811
SiteOne Landscape Supply	12,287	[a,b]	1,947,612
Spirit AeroSystems Holdings, Cl. A	30,625		1,311,669
Star Peak Energy Transition, Cl. A	27,679	[a,b]	946,068
The AZEK Company	34,221	[a]	1,509,488
The Gorman-Rupp Company	15,044		481,258
The Greenbrier Companies	36,038		1,695,588
Titan Machinery	80,048	[a]	1,961,176
TPG Pace Tech Opportunities, Cl. A	134,978	[a,b]	1,440,215
TriMas	16,266	[a]	546,375
Valmont Industries	34,221		8,094,293
Wabash National	199,726		3,311,457
WESCO International	35,555	[a]	2,854,355
		120,144,969
Commercial & Professional Services - 2.0%
ADT	285,601		2,173,424
Clarivate	71,815	[a]	1,633,791
Clean Harbors	32,443	[a]	2,762,521
Covanta Holding	259,962		3,652,466
Huron Consulting Group	32,147	[a]	1,636,282
Korn Ferry	41,169		2,533,952
The Brink's Company	40,764		3,131,898
		17,524,334
Consumer Durables & Apparel - 3.1%
Callaway Golf	194,245	[a,b]	5,429,148
Capri Holdings	62,325	[a]	2,908,708
Cavco Industries	9,943	[a]	2,097,078
Helen of Troy	6,913	[a,b]	1,498,738
KB Home	25,889		1,045,398
Meritage Homes	17,723	[a]	1,494,226
Oxford Industries	27,739		2,114,821
Skechers USA, CI. A	68,919	[a]	2,522,435
Skyline Champion	83,262	[a]	3,684,344
TRI Pointe Group	54,552	[a]	1,036,488
YETI Holdings	41,666	[a]	2,865,371
		26,696,755
Consumer Services - 3.2%
Bally's	17,652	[a]	1,050,647
Bloomin‘ Brands	167,262	[a]	4,154,788
Boyd Gaming	51,306	[a]	3,011,662
Cracker Barrel Old Country Store	8,899	[a]	1,378,188
Houghton Mifflin Harcourt	698,049	[a]	4,258,099
OneSpaWorld Holdings	184,299	[a,b]	2,010,702
Papa John's International	36,194		3,264,337
Planet Fitness, Cl. A	57,179	[a]	4,922,540
The Cheesecake Factory	61,673	[a,b]	3,388,931
		27,439,894
Diversified Financials - 1.8%
Cohen & Steers	18,284		1,177,124
Federated Hermes	95,343		2,547,565

46

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.2%(continued)
Diversified Financials - 1.8% (continued)
LPL Financial Holdings	22,097		2,906,639
PJT Partners, Cl. A	51,118		3,563,947
PRA Group	91,842	[a]	3,385,296
PROG Holdings	15,997		799,850
WisdomTree Investments	127,762		677,139
		15,057,560
Energy - 2.7%
Cactus, Cl. A	156,871		4,999,479
Cimarex Energy	25,502		1,478,861
CNX Resources	572,771	[a,b]	7,222,642
Comstock Resources	266,107	[a]	1,519,471
Helix Energy Solutions Group	594,284	[a,b]	2,911,992
PBF Energy, Cl. A	225,364	[a,b]	3,200,169
Viper Energy Partners	92,221		1,446,025
		22,778,639
Food & Staples Retailing - 1.0%
Grocery Outlet Holding	79,770	[a,b]	2,870,922
The Chefs' Warehouse	183,818	[a]	5,724,093
		8,595,015
Food, Beverage & Tobacco - 2.5%
AppHarvest	121,244	[a,b]	3,691,880
Calavo Growers	67,086		5,048,221
Freshpet	48,416	[a]	7,547,086
J&J Snack Foods	15,401	[b]	2,445,063
The Hain Celestial Group	63,561	[a]	2,681,003
		21,413,253
Health Care Equipment & Services - 8.7%
1Life Healthcare	127,608	[a,b]	6,062,656
Acadia Healthcare	145,560	[a,b]	8,040,734
Accolade	3,623	[a]	160,571
AdaptHealth	178,888	[a]	5,504,384
American Well, Cl. A	3,077	[a,b]	75,294
AMN Healthcare Services	16,546	[a]	1,205,707
Apria	134,985	[a]	2,907,577
AtriCure	38,230	[a]	2,495,272
Evolent Health, Cl. A	246,988	[a,b]	4,976,808
Health Catalyst	152,370	[a]	7,388,421
iRhythm Technologies	17,952	[a,b]	2,888,477
Molina Healthcare	9,657	[a]	2,093,251
Nevro	11,010	[a,b]	1,818,632
NuVasive	40,787	[a]	2,460,680
Oak Street Health	898	[a,b]	47,621
Omnicell	48,936	[a]	6,209,978
Outset Medical	218	[a]	10,854
R1 RCM	289,318	[a]	7,996,750
Tabula Rasa HealthCare	117,556	[a,b]	4,766,896
Teladoc Health	22,323	[a]	4,935,392
TransMedics Group	55,457	[a,b]	1,990,352
		74,036,307
Household & Personal Products - .8%
Inter Parfums	93,067	[a,b]	6,809,712
Insurance - 1.6%
BRP Group, Cl. A	171,441	[a]	4,548,330
Kemper	20,408		1,543,253
Palomar Holdings	34,409	[a,b]	2,929,238

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.2%(continued)
Insurance - 1.6% (continued)
Selective Insurance Group	30,371		2,060,065
The Hanover Insurance Group	25,021		2,886,172
		13,967,058
Materials - 4.5%
Alamos Gold, Cl. A	863,017	[b]	6,127,421
Carpenter Technology	47,934		1,948,996
Chase	6,320		680,538
Coeur Mining	160,659	[a]	1,447,538
Constellium	155,519	[a]	2,059,072
Eagle Materials	25,879	[a]	3,244,709
Ferro	27,480	[a]	436,108
Hecla Mining	223,775		1,461,251
IAMGOLD	642,514	[a,b]	1,908,267
Intrepid Potash	11,678	[a]	346,720
Livent	143,290	[a,b]	2,668,060
Louisiana-Pacific	87,412		4,161,685
Materion	21,616		1,480,264
MP Materials	163,989	[a,b]	6,892,458
Schnitzer Steel Industries, Cl. A	71,604		2,473,202
Stepan	6,854		827,209
		38,163,498
Media & Entertainment - 2.5%
Cardlytics	23,287	[a,b]	3,083,897
Eventbrite, Cl. A	211,064	[a]	4,193,842
EverQuote, Cl. A	96,391	[a]	4,721,231
Gray Television	67,708		1,228,900
IMAX	84,070	[a]	1,737,727
John Wiley & Sons, Cl. A	19,346	[b]	1,019,147
MSG Networks, Cl. A	118,114	[a,b]	2,003,213
Scholastic	39,182		1,128,442
TEGNA	120,612		2,198,757
		21,315,156
Pharmaceuticals Biotechnology & Life Sciences - 10.9%
10X Genomics, CI. A	16,772	[a]	2,985,248
Acceleron Pharma	10,067	[a]	1,370,723
Adaptive Biotechnologies	23,534	[a]	1,331,318
Alkermes	200,191	[a]	3,811,637
Arena Pharmaceuticals	84,631	[a]	6,800,101
Ascendis Pharma, ADR	6,529	[a,b]	1,011,799
AVROBIO	50,929	[a]	560,219
Beam Therapeutics	18,558	[a,b]	1,654,075
Biohaven Pharmaceutical Holding	36,104	[a]	3,068,118
Blueprint Medicines	14,515	[a]	1,425,663
CareDx	23,856	[a]	1,886,532
Cerevel Therapeutics Holdings	166,690	[a,b]	2,527,020
Crinetics Pharmaceuticals	82,909	[a]	1,267,679
Dyne Therapeutics	67,636	[a,b]	1,249,237
FibroGen	75,774	[a,b]	3,790,973
Generation Bio	106,302	[a,b]	3,712,066
GW Pharmaceuticals, ADR	10,824	[a]	2,319,042
Iovance Biotherapeutics	46,232	[a,b]	1,724,454
MeiraGTx Holdings	34,694	[a]	514,859
NanoString Technologies	45,588	[a,b]	3,181,587
Natera	35,875	[a]	4,164,729

47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.2%(continued)
Pharmaceuticals Biotechnology & Life Sciences - 10.9% (continued)
NeoGenomics	45,907	[a,b]	2,339,880
Pacific Biosciences of California	92,393	[a]	2,824,454
Passage Bio	78,827	[a]	1,420,463
Pliant Therapeutics	47,194	[a,b]	1,561,649
PTC Therapeutics	50,223	[a]	2,867,733
Quanterix	64,078	[a]	4,853,909
Sarepta Therapeutics	16,556	[a,b]	1,441,365
Syneos Health	64,247	[a]	4,969,505
Twist Bioscience	27,589	[a]	3,797,350
Ultragenyx Pharmaceutical	37,610	[a,b]	5,323,319
uniQure	62,238	[a]	2,284,135
Veracyte	25,866	[a]	1,501,780
Xenon Pharmaceuticals	272,572	[a,b]	5,091,645
Zogenix	135,483	[a]	2,873,594
		93,507,860
Real Estate - 4.8%
Agree Realty	30,334	[c]	1,958,363
Colliers International Group	38,050	[b]	3,938,936
CoreSite Realty	30,607	[c]	3,725,178
Equity Commonwealth	54,875	[c]	1,548,024
Highwoods Properties	21,067	[c]	841,837
Newmark Group, Cl. A	280,219		2,807,794
Pebblebrook Hotel Trust	65,139	[b,c]	1,476,050
Physicians Realty Trust	213,079	[c]	3,622,343
Potlatchdeltic	62,419	[c]	3,167,764
Rayonier	59,513	[c]	1,942,504
Redfin	79,213	[a]	5,999,593
STAG Industrial	36,609	[c]	1,155,014
Sunstone Hotel Investors	226,816	[a,c]	2,996,239
Terreno Realty	23,394	[c]	1,311,000
Urban Edge Properties	137,357	[c]	2,266,391
Weingarten Realty Investors	82,588	[c]	2,096,909
		40,853,939
Retailing - 2.6%
Bed Bath & Beyond	26,068	[a,b]	700,186
Dillard's, Cl. A	20,372		1,623,648
National Vision Holdings	97,351	[a,b]	4,623,199
Nordstrom	52,449	[a,b]	1,911,766
Ollie's Bargain Outlet Holdings	21,800	[a,b]	1,802,424
Party City Holdco	269,220	[a]	2,062,225
Sally Beauty Holdings	126,083	[a]	2,029,936
Sonic Automotive, Cl. A	32,594		1,502,909
Stitch Fix, Cl. A	51,608	[a]	3,938,206
Urban Outfitters	64,845	[a,b]	2,198,246
		22,392,745
Semiconductors & Semiconductor Equipment - 1.8%
Diodes	112,404	[a]	8,825,962
Power Integrations	35,050		3,097,369
Semtech	46,448	[a]	3,405,103
		15,328,434
Software & Services - 11.7%
A10 Networks	93,335	[a]	871,749
CACI International, Cl. A	14,515	[a]	3,212,750

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.2%(continued)
Software & Services - 11.7% (continued)
ChannelAdvisor	128,873	[a]	2,912,530
Cloudera	759,834	[a,b]	12,263,721
CSG Systems International	14,793		682,697
Everbridge	68,915	[a,b]	10,559,845
HubSpot	11,898	[a]	6,127,470
KBR	145,496		4,510,376
MAXIMUS	31,861		2,589,662
Medallia	300,494	[a,b]	12,130,943
Mimecast	55,871	[a]	2,395,748
nCino	20,914	[a]	1,430,099
Paya Holdings, CI. A	433,291	[a]	5,225,489
Progress Software	51,917		2,208,549
Proofpoint	22,717	[a]	2,746,940
Q2 Holdings	34,117	[a,b]	4,158,180
Rapid7	70,866	[a,b]	5,402,824
Shift4 Payments, Cl. A	39,729	[a]	3,039,269
Twilio, Cl. A	28,730	[a]	11,287,442
Zendesk	30,484	[a]	4,454,932
Zuora, Cl. A	129,272	[a]	1,930,031
		100,141,246
Technology Hardware & Equipment - 3.0%
ADTRAN	357,388		6,018,414
Calix	82,165	[a]	3,246,339
Ciena	25,668	[a]	1,339,100
Coherent	9,651	[a]	2,334,963
Littelfuse	5,926		1,542,064
Lumentum Holdings	30,726	[a,b]	2,765,340
NETGEAR	89,057	[a,b]	3,562,280
nLight	104,753	[a]	3,993,184
Ondas Holdings	82,684	[a]	1,031,069
		25,832,753
Telecommunication Services - 1.1%
Bandwidth, Cl. A	57,136	[a,b]	9,048,057
Transportation - 1.0%
SkyWest	157,749	[a]	8,892,311
Utilities - 2.1%
Avista	42,436		1,706,352
Chesapeake Utilities	16,305	[b]	1,723,928
Clearway Energy, Cl. C	139,249		3,823,778
NextEra Energy Partners	59,718		4,337,916
NorthWestern	29,808		1,743,172
Portland General Electric	42,620		1,796,859
Southwest Gas Holdings	35,889		2,237,679
Spire	4,252		282,418
		17,652,102
Total Common Stocks(cost $561,175,962)		822,088,571

Exchange-Traded Funds - .2%
Registered Investment Companies - .2%
iShares Russell 2000 Value ETF (cost $875,009)	9,388	[b]	1,423,221

48

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 3.0%
Registered Investment Companies - 3.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $25,887,952)	0.07	25,887,952	[d] 25,887,952

Investment of Cash Collateral for Securities Loaned - 2.7%
Registered Investment Companies - 2.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $22,559,791)	0.03	22,559,791	[d] 22,559,791
Total Investments (cost $610,498,714)		102.1%	871,959,535
Liabilities, Less Cash and Receivables		(2.1%)	(17,610,337)
Net Assets		100.0%	854,349,198

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aNon-income producing security.

bSecurity, or portion thereof, on loan. At February 28, 2021, the value of the fund’s securities on loan was $144,346,279 and the value of the collateral was $150,060,339, consisting of cash collateral of $22,559,791 and U.S. Government & Agency securities valued at $127,500,548.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	19.6
Industrials	16.5
Information Technology	16.4
Financials	11.1
Consumer Discretionary	10.0
Investment Companies	5.9
Real Estate	4.8
Materials	4.5
Consumer Staples	3.9
Communication Services	3.5
Energy	2.7
Utilities	2.1
Diversified	.7
Consumer, Non-cyclical	.4
102.1

† Based on net assets.

See notes to financial statements.

49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Focused Equity Opportunities Fund
Description		Shares		Value ($)
Common Stocks - 99.3%
Banks - 3.5%
Truist Financial		267,671		15,246,540
Capital Goods - 10.6%
Deere & Co.		61,055		21,315,522
Eaton		89,402		11,639,246
Honeywell International		64,208		12,992,489
			45,947,257
Consumer Durables & Apparel - 2.3%
NIKE, Cl. B		73,270		9,875,331
Consumer Services - 3.2%
Las Vegas Sands		222,864	[a]	13,951,286
Diversified Financials - 2.6%
CME Group		57,363		11,455,391
Energy - 2.9%
Chevron		124,315		12,431,500
Food, Beverage & Tobacco - 4.0%
Philip Morris International		117,904		9,906,294
The Coca-Cola Company		150,678		7,381,715
			17,288,009
Health Care Equipment & Services - 8.1%
Boston Scientific		333,266	[a]	12,924,055
Danaher		47,643		10,465,738
UnitedHealth Group		35,195		11,692,483
			35,082,276
Household & Personal Products - 1.8%
The Procter & Gamble Company		61,935		7,650,831
Insurance - 4.7%
American International Group		465,015		20,437,409
Materials - 2.4%
Air Products & Chemicals		40,663		10,394,276
Media & Entertainment - 12.8%
Alphabet, Cl. A		9,664	[a]	19,539,738
Comcast, Cl. A		254,254		13,404,271
Facebook, Cl. A		86,950	[a]	22,400,059
			55,344,068
Pharmaceuticals Biotechnology & Life Sciences - 3.0%
AbbVie		122,129		13,158,178
Real Estate - 1.9%
American Tower		38,056	[b]	8,225,043
Retailing - 5.2%
Amazon.com		7,364	[a]	22,776,337
Semiconductors & Semiconductor Equipment - 11.5%
Advanced Micro Devices		152,670	[a]	12,902,142
Lam Research		34,166		19,378,614
NVIDIA		32,119		17,619,841
			49,900,597
Software & Services - 11.7%
Adobe		22,847	[a]	10,502,081
Microsoft		107,140		24,897,193
Visa, Cl. A		72,845	[c]	15,471,550
			50,870,824
Technology Hardware & Equipment - 6.0%
Apple		215,340		26,112,128

BNY Mellon Focused Equity Opportunities Fund (continued)
Description		Shares		Value ($)
Common Stocks - 99.3%(continued)
Utilities - 1.1%
NextEra Energy		64,455		4,736,153
Total Common Stocks(cost $263,120,824)			430,883,434
	1-Day Yield (%)
Investment Companies - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $3,590,924)	0.07	3,590,924	[d]	3,590,924
Total Investments (cost $266,711,748)		100.1%	434,474,358
Liabilities, Less Cash and Receivables		(.1%)	(254,452)
Net Assets		100.0%	434,219,906

aNon-income producing security.

bInvestment in real estate investment trust within the United States.

cSecurity, or portion thereof, on loan. At February 28, 2021, the value of the fund’s securities on loan was $15,316,717 and the value of the collateral was $15,723,244, consisting of U.S. Government & Agency securities.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	29.2
Communication Services	12.8
Health Care	11.1
Financials	10.9
Consumer Discretionary	10.7
Industrials	10.6
Consumer Staples	5.7
Energy	2.9
Materials	2.4
Real Estate	1.9
Utilities	1.1
Investment Companies	.8
100.1

† Based on net assets.

See notes to financial statements.

50

BNY Mellon Small/Mid Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 98.0%
Automobiles & Components - .2%
Thor Industries	1,873	[a]	219,253
Banks - 6.5%
Cullen/Frost Bankers	16,494	[a]	1,721,974
Essent Group	27,546		1,135,722
First Bancorp	52,674		552,550
First Interstate BancSystem, Cl. A	7,557		343,239
First Merchants	8,683		365,120
First Republic Bank	473		77,927
SVB Financial Group	3,337	[b]	1,686,386
Synovus Financial	12,310		520,836
TCF Financial	14,984		671,583
		7,075,337
Capital Goods - 9.0%
AerCap Holdings	7,590	[b]	365,686
AMETEK	633		74,675
Array Technologies	2,844	[b]	105,456
CNH Industrial	36,639	[b]	543,723
Construction Partners, Cl. A	11,335	[b]	328,035
Curtiss-Wright	10,768		1,189,756
Energy Recovery	10,456	[a,b]	184,026
EnerSys	5,893		532,020
Fluor	23,521	[b]	403,620
Graco	1,311		90,918
GrafTech International	53,046		627,534
Holicity, Cl. A	9,332	[b]	130,181
Kornit Digital	5,151	[b]	582,733
Masco	2,068		110,059
Masonite International	2,764	[b]	303,266
Maxar Technologies	9,290	[a]	444,526
Mercury Systems	5,913	[b]	386,474
Proto Labs	542	[a,b]	78,959
Quanta Services	5,690		477,106
Rexnord	9,157		411,607
Ribbit LEAP	1,400	[b]	18,970
Roper Technologies	463		174,838
SiteOne Landscape Supply	956	[a,b]	151,536
The AZEK Company	2,663	[b]	117,465
The Greenbrier Companies	13,894		653,713
TPG Pace Tech Opportunities, Cl. A	10,479	[a,b]	111,811
Valmont Industries	2,806		663,703
Virgin Galactic Holdings	3,175	[a,b]	118,205
WESCO International	4,885	[b]	392,168
		9,772,769
Commercial & Professional Services - 4.9%
ADT	40,181	[a]	305,777
Clarivate	96,441	[b]	2,194,033
Clean Harbors	4,277	[b]	364,187
CoreLogic	9,161		775,570
CoStar Group	226	[b]	186,170
Covanta Holding	32,942		462,835
Ritchie Bros Auctioneers	8,876		482,144
The Brink's Company	5,373		412,808
Waste Connections	1,893		184,927
		5,368,451

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.0%(continued)
Consumer Durables & Apparel - 2.7%
Callaway Golf	18,377	[a,b]	513,637
Hasbro	4,619		432,846
Lululemon Athletica	1,040	[b]	324,147
Newell Brands	17,625		408,371
Peloton Interactive, Cl. A	4,411	[b]	531,393
Skechers USA, CI. A	15,098	[b]	552,587
YETI Holdings	3,243	[a,b]	223,021
		2,986,002
Consumer Services - 4.7%
Aramark	14,355		532,858
Bloomin‘ Brands	18,703	[b]	464,583
Chegg	863	[a,b]	83,305
Cracker Barrel Old Country Store	1,245	[b]	192,813
DraftKings, Cl. A	3,335	[a,b]	205,203
Grand Canyon Education	10,026	[b]	1,049,622
Norwegian Cruise Line Holdings	16,375	[a,b]	484,045
OneSpaWorld Holdings	4,840	[b]	52,804
Planet Fitness, Cl. A	7,654	[b]	658,933
Service Corp. International	27,038		1,291,335
Wynn Resorts	1,012	[b]	133,311
		5,148,812
Diversified Financials - 3.3%
Ares Management, Cl. A	2,226		115,707
LPL Financial Holdings	9,886		1,300,404
PJT Partners, Cl. A	14,159		987,165
PRA Group	12,269	[b]	452,235
Tradeweb Markets, Cl. A	1,275	[a]	92,807
Voya Financial	11,554	[a]	696,475
		3,644,793
Energy - 1.4%
Cactus, Cl. A	6,069		193,419
CNX Resources	45,953	[b]	579,467
PBF Energy, Cl. A	30,881	[a,b]	438,510
Pioneer Natural Resources	2,117		314,523
		1,525,919
Food & Staples Retailing - .8%
Casey's General Stores	3,312	[a]	668,892
Grocery Outlet Holding	6,209	[a,b]	223,462
		892,354
Food, Beverage & Tobacco - 2.2%
AppHarvest	9,435	[a,b]	287,296
Calavo Growers	3,061		230,340
Freshpet	3,768	[b]	587,356
J&J Snack Foods	8,136	[a]	1,291,671
		2,396,663
Health Care Equipment & Services - 10.3%
1Life Healthcare	9,931	[a,b]	471,822
ABIOMED	819	[b]	265,806
Acadia Healthcare	11,932	[a,b]	659,124
Accolade	343	[a,b]	15,202
AdaptHealth	16,084	[b]	494,905
Align Technology	871	[b]	493,953
Amedisys	3,445	[b]	873,790
American Well, Cl. A	280	[a,b]	6,852
AtriCure	2,976	[b]	194,244

51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.0%(continued)
Health Care Equipment & Services - 10.3% (continued)
Boston Scientific	3,528	[b]	136,816
Centene	2,621	[b]	153,433
DexCom	1,170	[b]	465,403
Encompass Health	27,093		2,179,361
Evolent Health, Cl. A	7,856	[a,b]	158,298
Health Catalyst	3,670	[a,b]	177,958
Insulet	496	[b]	128,514
iRhythm Technologies	1,397	[b]	224,777
Molina Healthcare	4,560	[b]	988,426
Nevro	857	[a,b]	141,559
Oak Street Health	83	[a,b]	4,401
Omnicell	12,147	[b]	1,541,454
Outset Medical	19	[a,b]	946
Tabula Rasa HealthCare	10,962	[a,b]	444,509
Teladoc Health	3,019	[b]	667,471
Teleflex	351		139,740
TransMedics Group	4,316	[a,b]	154,901
		11,183,665
Household & Personal Products - .8%
Inter Parfums	11,855	[b]	867,430
Insurance - 1.6%
BRP Group, Cl. A	17,058	[b]	452,549
Markel	118	[b]	128,478
Palomar Holdings	2,678	[a,b]	227,978
Reinsurance Group of America	4,753		580,959
The Hanover Insurance Group	3,228		372,350
		1,762,314
Materials - 3.6%
Alamos Gold, Cl. A	8,718		61,898
AptarGroup	7,484		973,444
Constellium	12,103	[b]	160,244
Crown Holdings	3,094		295,663
Eagle Materials	3,355	[b]	420,650
Kinross Gold	57,941		360,972
Louisiana-Pacific	10,678		508,380
Newmont	4,403		239,435
The Mosaic Company	24,175		710,745
Vulcan Materials	824		137,600
		3,869,031
Media & Entertainment - 2.1%
Cardlytics	3,126	[a,b]	413,976
Eventbrite, Cl. A	22,107	[b]	439,266
EverQuote, Cl. A	12,060	[b]	590,699
Liberty Media Corp-Liberty Formula One, Cl. C	3,290	[b]	144,431
Live Nation Entertainment	1,461	[a,b]	129,824
Spotify Technology	733	[a,b]	225,310
Twitter	5,001	[b]	385,377
		2,328,883
Pharmaceuticals Biotechnology & Life Sciences - 8.8%
10X Genomics, CI. A	2,518	[b]	448,179
Acceleron Pharma	1,223	[b]	166,524
Adaptive Biotechnologies	1,831	[b]	103,580
Alkermes	14,699	[b]	279,869

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.0%(continued)
Pharmaceuticals Biotechnology & Life Sciences - 8.8% (continued)
Arena Pharmaceuticals	3,140	[b]	252,299
Ascendis Pharma, ADR	507	[a,b]	78,570
AVROBIO	3,964	[a,b]	43,604
Beam Therapeutics	1,444	[a,b]	128,704
Biohaven Pharmaceutical Holding	4,519	[a,b]	384,025
BioMarin Pharmaceutical	1,180	[b]	91,367
Bio-Techne	224		81,019
Blueprint Medicines	1,142	[b]	112,167
CareDx	1,857	[b]	146,852
Catalent	680	[b]	77,323
Cerevel Therapeutics Holdings	16,400	[a,b]	248,624
Crinetics Pharmaceuticals	6,452	[b]	98,651
Dyne Therapeutics	5,264	[a,b]	97,226
FibroGen	4,449	[a,b]	222,583
Generation Bio	3,991	[a,b]	139,366
GW Pharmaceuticals, ADR	1,502	[b]	321,803
Horizon Therapeutics	2,776	[b]	252,366
Illumina	468	[b]	205,644
Iovance Biotherapeutics	3,598	[a,b]	134,205
MeiraGTx Holdings	2,700	[b]	40,068
NanoString Technologies	3,547	[a,b]	247,545
Natera	2,792	[b]	324,123
NeoGenomics	3,573	[a,b]	182,116
Neurocrine Biosciences	6,170	[b]	675,677
Pacific Biosciences of California	7,190	[b]	219,798
Passage Bio	6,136	[b]	110,571
Pliant Therapeutics	3,673	[a,b]	121,540
PTC Therapeutics	2,715	[b]	155,027
Quanterix	4,986	[b]	377,689
Sarepta Therapeutics	4,970	[b]	432,688
Syneos Health	9,361	[b]	724,073
Twist Bioscience	2,147	[b]	295,513
Ultragenyx Pharmaceutical	3,434	[a,b]	486,048
uniQure	3,226	[b]	118,394
Veracyte	2,013	[a,b]	116,875
Viatris	21,710	[b]	322,393
Xenon Pharmaceuticals	10,799	[b]	201,725
Zogenix	13,234	[a,b]	280,693
		9,547,106
Real Estate - 5.7%
Americold Realty Trust	44,437	[c]	1,557,073
Colliers International Group	4,985		516,047
CoreSite Realty	3,752	[c]	456,656
Equinix	170	[c]	110,218
Physicians Realty Trust	56,723	[c]	964,291
Redfin	7,264	[a,b]	550,175
Sunstone Hotel Investors	77,473	[b,c]	1,023,418
Urban Edge Properties	65,757	[a,c]	1,084,990
		6,262,868
Retailing - 1.8%
Expedia Group	1,140	[b]	183,540
Farfetch, Cl. A	1,730	[b]	115,452
National Vision Holdings	7,577	[a,b]	359,832
Ollie's Bargain Outlet Holdings	6,424	[a,b]	531,136

52

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 98.0%(continued)
Retailing - 1.8% (continued)
Ross Stores		1,881	[b]	219,400
Sally Beauty Holdings		12,551	[a,b]	202,071
Stitch Fix, Cl. A		4,016	[b]	306,461
			1,917,892
Semiconductors & Semiconductor Equipment - 2.0%
First Solar		2,648	[a,b]	214,541
MKS Instruments		1,746		287,915
NVIDIA		208		114,105
ON Semiconductor		15,509	[a,b]	624,547
Power Integrations		2,727		240,985
Semtech		3,615	[b]	265,016
Skyworks Solutions		2,320		412,542
			2,159,651
Software & Services - 17.1%
Affirm Holdings		25	[a,b]	2,327
Amdocs		15,141		1,147,839
Bill.com Holdings		595	[b]	98,181
CACI International, Cl. A		5,340	[b]	1,181,956
Cloudera		112,552	[a,b]	1,816,589
DocuSign		1,554	[b]	352,230
Euronet Worldwide		6,055	[b]	910,127
Everbridge		6,119	[a,b]	937,614
Fidelity National Information Services		811		111,918
HubSpot		1,609	[b]	828,635
Jack Henry & Associates		6,198		920,031
MAXIMUS		16,125		1,310,640
Medallia		29,553	[a,b]	1,193,055
Mimecast		4,348	[b]	186,442
nCino		1,627	[b]	111,254
Nuance Communications		28,589	[b]	1,275,069
Proofpoint		7,236	[b]	874,977
Q2 Holdings		2,655	[a,b]	323,591
Rapid7		5,514	[a,b]	420,387
ServiceNow		719	[b]	383,558
Shift4 Payments, Cl. A		3,091	[b]	236,461
Shopify, Cl. A		331	[b]	424,001
Slack Technologies, Cl. A		3,517	[b]	143,951
Splunk		1,698	[b]	242,831
Square, Cl. A		2,839	[b]	653,055
SS&C Technologies Holdings		1,499		99,354
Twilio, Cl. A		4,083	[b]	1,604,129
Zendesk		3,533	[b]	516,313
Zoom Video Communications, CI. A		431	[b]	161,026
Zuora, Cl. A		11,812	[b]	176,353
			18,643,894
Technology Hardware & Equipment - 4.7%
ADTRAN		46,879		789,442
Amphenol, Cl. A		1,164		146,292
Ciena		16,754	[b]	874,056
Cognex		781		64,503
Dolby Laboratories, Cl. A		14,917		1,456,347
FLIR Systems		2,719		145,195
Littelfuse		461		119,961

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 98.0%(continued)
Technology Hardware & Equipment - 4.7% (continued)
Lumentum Holdings		4,296	[a,b]	386,640
NETGEAR		2,281	[b]	91,240
nLight		5,156	[b]	196,547
Trimble		1,476	[b]	109,431
Western Digital		9,868	[b]	676,254
Zebra Technologies, Cl. A		213	[b]	106,379
			5,162,287
Telecommunication Services - .6%
Bandwidth, Cl. A		4,446	[a,b]	704,069
Transportation - 1.9%
Knight-Swift Transportation Holdings		7,148		308,794
SkyWest		30,418	[b]	1,714,663
			2,023,457
Utilities - 1.3%
Clearway Energy, Cl. C		17,308		475,278
NextEra Energy Partners		6,695		486,325
PPL		16,093		421,476
			1,383,079
Total Common Stocks(cost $62,377,878)			106,845,979

Exchange-Traded Funds - .5%
Registered Investment Companies - .5%
iShares Russell 2000 ETF (cost $597,830)		2,647	[a]	577,867
	1-Day Yield (%)
Investment Companies - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,805,719)	0.07	1,805,719	[d]	1,805,719

Investment of Cash Collateral for Securities Loaned - 2.3%
Registered Investment Companies - 2.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $2,465,769)	0.03	2,465,769	[d]	2,465,769
Total Investments (cost $67,247,196)		102.5%	111,695,334
Liabilities, Less Cash and Receivables		(2.5%)	(2,694,556)
Net Assets		100.0%	109,000,778

ADR—American , or portion thereof, on loan. At February 28, 2021, the value of the fund’s securities on loan was $21,497,989 and the value of the collateral was $22,282,730, consisting of cash collateral of $2,465,769 and U.S. Government & Agency securities valued at $19,816,961.
bNonDepository Receipt
ETF—Exchange-Traded Fund
aSecurity-income producing security.
cInvestment in real estate investment trust within the United States.
dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	23.7
Health Care	19.0
Industrials	15.5
Financials	11.5
Consumer Discretionary	9.4
Real Estate	5.7
Investment Companies	4.5
Consumer Staples	3.6
Materials	3.6
Communication Services	2.8
Energy	1.4
Utilities	1.3
Consumer, Non-cyclical	.3
Diversified	.2
102.5

† Based on net assets.

See notes to financial statements.

54

BNY Mellon International Fund
Description	Shares		Value ($)
Common Stocks - 98.3%
Australia - 5.2%
AGL Energy	261,435	[a]	1,884,880
Aristocrat Leisure	194,784		4,550,252
Brambles	815,728		6,213,853
Fortescue Metals Group	767,620		14,240,456
Macquarie Group	35,029		3,840,273
		30,729,714
Austria - 1.2%
OMV	142,630		6,859,516
Denmark - 2.4%
Vestas Wind Systems	76,628		14,354,074
France - 10.1%
BNP Paribas	236,407		14,055,047
Cie Generale des Etablissements Michelin	21,353		3,085,175
Klepierre	176,605	[b]	4,165,768
LVMH	21,058		13,338,953
Sanofi	141,159	[b]	12,909,907
Teleperformance	18,431	[b]	6,517,935
Vinci	59,686		6,196,097
		60,268,882
Germany - 7.6%
Allianz	35,857		8,644,000
Daimler	155,995		12,469,295
Deutsche Post	260,112	[b]	12,886,194
Evonik Industries	109,394		3,681,182
HeidelbergCement	97,159	[b]	7,676,036
		45,356,707
Hong Kong - 1.3%
Sun Hung Kai Properties	490,000		7,871,384
Ireland - .7%
ICON	23,635	[b]	4,270,372
Italy - 1.9%
Enel	1,205,320		11,407,363
Japan - 25.7%
Advantest	32,800		2,692,434
Casio Computer	248,600		4,785,658
ENEOS Holdings	815,800		3,579,433
Fujitsu	47,500		6,844,599
ITOCHU	222,100		6,600,805
Minebea Mitsumi	162,200		3,979,108
Mitsubishi Electric	598,800		8,811,087
Mizuho Financial Group	554,000		8,102,500
Nintendo	20,800		12,634,739
Nippon Telegraph & Telephone	582,500		15,071,392
Ono Pharmaceutical	421,600		11,327,571
Recruit Holdings	122,000		6,044,205
Seven & i Holdings	111,400		4,218,976
Shionogi & Co.	125,100		6,352,702
Sony Group	229,800		23,972,757
Sumitomo Mitsui Financial Group	343,000		12,040,959
Tokyo Electron	18,200		7,435,715
Trend Micro	108,400		5,206,698
West Japan Railway	48,200		2,945,493
		152,646,831

BNY Mellon International Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.3%(continued)
Netherlands - 4.5%
ING Groep	236,715		2,581,615
Koninklijke Ahold Delhaize	389,128	[b]	10,253,932
NN Group	127,288		5,866,731
Royal Dutch Shell, Cl. B	401,059		7,753,290
		26,455,568
Portugal - .5%
Galp Energia	233,108	[b]	2,611,185
Singapore - 4.0%
Singapore Exchange	993,000		7,439,680
United Overseas Bank	885,400		16,387,935
		23,827,615
Spain - 4.0%
ACS Actividades de Construccion y Servicios	154,291		4,717,289
Enagas	248,322		5,202,778
Iberdrola	494,608	[b]	6,221,320
Industria de Diseno Textil	230,556		7,597,023
		23,738,410
Sweden - 4.7%
Epiroc, Cl. A	480,080		10,188,460
Essity, Cl. B	335,238		10,076,316
Swedish Match	110,432		7,941,154
		28,205,930
Switzerland - 11.4%
LafargeHolcim	111,039		6,122,922
Logitech International	78,491		8,371,568
Novartis	191,436		16,455,099
Roche Holding	56,491	[b]	18,503,263
Sonova Holding	37,261	[b]	9,535,932
STMicroelectronics	168,980		6,518,134
UBS Group	164,564		2,550,819
		68,057,737
United Kingdom - 13.1%
BAE Systems	426,166		2,873,081
Berkeley Group Holdings	64,143		3,621,924
Bunzl	116,039		3,616,458
Centrica	6,109,785	[b]	4,491,012
Diageo	128,823		5,047,768
Ferguson	74,455		8,746,573
GlaxoSmithKline	295,514		4,902,644
Legal & General Group	2,814,147	[b]	10,166,296
Melrose Industries	902,807	[b]	2,086,675
Rio Tinto	52,743		4,546,303
Tate & Lyle	591,934		5,995,441
Unilever	269,718		14,027,536
Vodafone Group	4,737,789		8,054,159
		78,175,870
Total Common Stocks(cost $537,383,496)		584,837,158

Exchange-Traded Funds - .3%
United States - .3%
iShares MSCI EAFE ETF (cost $1,977,749)	26,035		1,926,850

55

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $4,260,856)	0.07	4,260,856	[c] 4,260,856

Investment of Cash Collateral for Securities Loaned - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $4,715,663)	0.03	4,715,663	[c] 4,715,663
Total Investments (cost $548,337,764)		100.1%	595,740,527
Liabilities, Less Cash and Receivables		(.1%)	(408,320)
Net Assets		100.0%	595,332,207

ETF—Exchange-Traded Fund

aSecurity, or portion thereof, on loan. At February 28, 2021, the value of the fund’s securities on loan was $1,866,027 and the value of the collateral was $4,715,663.

bNon-income producing security.

cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	12.6
Capital Goods	12.1
Banks	8.9
Consumer Durables & Apparel	7.7
Materials	6.1
Utilities	4.9
Insurance	4.1
Household & Personal Products	4.1
Telecommunication Services	3.9
Energy	3.5
Food, Beverage & Tobacco	3.2
Commercial & Professional Services	3.2
Semiconductors & Semiconductor Equipment	2.8
Transportation	2.7
Automobiles & Components	2.6
Food & Staples Retailing	2.4
Diversified Financials	2.3
Media & Entertainment	2.1
Software & Services	2.0
Real Estate	2.0
Investment Companies	1.8
Health Care Equipment & Services	1.6
Technology Hardware & Equipment	1.4
Retailing	1.3
Consumer Services	.8
100.1

† Based on net assets.

See notes to financial statements.

56

BNY Mellon Emerging Markets Fund
Description	Shares		Value ($)
Common Stocks - 95.1%
Argentina - 1.0%
Globant	44,477	[a]	9,550,101
Brazil - 2.4%
Banco do Brasil	711,600		3,583,268
Cia Brasileira de Distribuicao	110,500	[a]	1,651,723
Cyrela Brazil Realty Empreendimentos e Participacoes	1,092,000		4,803,148
EDP - Energias do Brasil	1,447,000		4,663,078
Minerva	2,475,200		4,310,687
Petroleo Brasileiro, ADR	387,023	[a]	3,069,092
YDUQS Participacoes	285,000	[a]	1,524,624
		23,605,620
China - 35.4%
Agile Group Holdings	2,566,000		3,625,803
Agricultural Bank of China, Cl. H	13,952,000	[a]	5,072,506
Alibaba Group Holding, ADR	232,258	[a]	55,221,662
Anhui Conch Cement, Cl. H	1,069,000	[a]	6,877,257
ANTA Sports Products	220,000		3,375,255
China Construction Bank, Cl. H	23,033,939	[a]	18,500,917
China Galaxy Securities, Cl. H	8,474,000	[a]	5,233,123
China Minsheng Banking, Cl. H	8,654,000	[a]	5,165,768
China Shenhua Energy, Cl. H	5,019,500		9,538,826
China Yangtze Power, Cl. A	1,558,752	[a]	4,765,534
Cosco Shipping Holdings, Cl. H	3,240,500	[a]	3,601,275
ENN Energy Holdings	638,800	[a]	9,792,279
Huazhu Group, ADR	34,922	[a,b]	2,030,365
Industrial Bank, Cl. A	1,062,400	[a]	4,058,829
JD.com, ADR	40,771	[a]	3,827,174
Jointown Pharmaceutical Group, CI. A	1,037,800	[a]	2,710,168
Meituan, Cl. B	497,800	[a,c]	21,820,807
New China Life Insurance, Cl. H	1,149,100	[a]	4,385,171
OneConnect Financial Technology, ADR	71,893	[a,b]	1,310,609
PICC Property & Casualty, Cl. H	4,362,000		3,301,116
Ping An Insurance Group Company of China, Cl. H	1,545,000		18,982,718
Shanghai Pharmaceuticals Holding, Cl. H	4,107,700	[a]	7,530,700
Sinotruk Hong Kong	1,468,000	[a]	4,684,231
Sunny Optical Technology Group	190,500	[a]	4,764,680
TAL Education Group, ADR	38,701	[a]	3,000,876
Tencent Holdings	1,212,300	[a]	103,545,920
Times China Holdings	2,763,000	[a]	4,167,770
Tingyi Cayman Islands Holding	2,852,000	[a,b]	5,728,672
Weichai Power, Cl. H	1,864,000		5,455,176
Wuliangye Yibin, Cl. A	88,300	[a]	3,827,245
Wuxi Biologics Cayman	436,500	[a,c]	5,405,285
Zoomlion Heavy Industry Science & Technology, Cl. A	2,619,200		5,830,355
		347,138,072
Czech Republic - .1%
Avast	221,654	[c]	1,426,695
Hong Kong - 1.8%
Bosideng International Holdings	10,488,000		4,421,579
Galaxy Entertainment Group	405,224	[a]	3,704,063
Shimao Group Holdings	1,431,000		4,713,761

BNY Mellon Emerging Markets Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.1%(continued)
Hong Kong - 1.8% (continued)
SITC International Holdings	1,699,000		4,468,488
		17,307,891
India - 7.0%
ACC	241,306		5,691,387
Amara Raja Batteries	364,809		4,379,346
HCL Technologies	433,738		5,367,939
Hero MotoCorp	101,220		4,440,815
ICICI Bank	620,037	[a]	5,043,575
Infosys	267,597		4,563,915
Larsen & Toubro	128,777		2,527,874
LIC Housing Finance	833,705		4,872,781
Motherson Sumi Systems	2,658,784	[a]	7,742,802
Petronet LNG	1,318,482		4,577,950
REC	2,296,804		4,235,108
Shriram Transport Finance	424,569		7,412,408
UPL	1,088,808	[a]	8,320,339
		69,176,239
Indonesia - 1.0%
Astra International	4,798,600		1,819,694
Bank Rakyat Indonesia	10,927,500	[a]	3,614,363
Indofood Sukses Makmur	11,131,100	[a]	4,729,154
		10,163,211
Malaysia - .3%
Top Glove	2,543,200		3,292,494
Mexico - 1.9%
America Movil, ADR, Cl. L	394,141		5,005,591
Arca Continental	639,600		2,908,940
Gruma, Cl. B	428,030		4,664,731
Grupo Aeroportuario del Centro Norte	508,100	[a]	2,932,364
Wal-Mart de Mexico	959,177		2,729,764
		18,241,390
Philippines - .9%
Ayala Land	2,402,700		1,933,748
International Container Terminal Services	2,091,660	[a]	5,168,797
Puregold Price Club	1,746,280		1,331,665
		8,434,210
Poland - .4%
Polskie Gornictwo Naftowe i Gazownictwo	2,902,335	[a]	4,337,045
Russia - 3.1%
Lukoil, ADR	169,779		12,648,536
Sberbank of Russia, ADR	785,174		11,432,133
X5 Retail Group, GDR	117,431		3,816,508
Yandex, Cl. A	36,022	[a]	2,304,868
		30,202,045
Saudi Arabia - .8%
Abdullah Al Othaim Markets	119,962		3,908,641
Jarir Marketing	85,398		3,893,630
		7,802,271
Singapore - 1.5%
Sea, ADR	64,214	[a]	15,134,598
South Africa - 4.6%
Clicks Group	695,881		11,256,429
Impala Platinum Holdings	577,538		9,392,137

57

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund (continued)
Description		Shares		Value ($)
Common Stocks - 95.1%(continued)
South Africa - 4.6% (continued)
Mediclinic International		1,199,454	[a]	4,769,260
Sibanye Stillwater		4,272,279		19,770,011
			45,187,837
South Korea - 13.7%
DB Insurance		130,403		4,805,237
Hana Financial Group		143,566		4,734,420
Hyundai Mobis		62,105		16,749,279
KB Financial Group		270,664		10,551,921
Korea Investment Holdings		105,416		8,191,203
Kumho Petrochemical		58,020		10,896,502
LG Electronics		87,122		11,360,368
POSCO		52,385		13,125,392
Samsung Electronics		531,109		38,999,993
Shinhan Financial Group		172,974		5,072,980
SK Hynix		78,368		9,870,113
			134,357,408
Taiwan - 15.9%
Chailease Holding		3,439,948	[a]	21,243,014
Chicony Electronics		1,934,000	[a]	6,513,211
Evergreen Marine		3,624,000	[a]	4,937,826
MediaTek		658,000	[a]	21,167,507
Taiwan Semiconductor Manufacturing		4,639,000		100,932,914
TCI		158,303	[a]	1,202,085
			155,996,557
Thailand - 1.0%
Advanced Info Service		684,300		3,758,143
Thai Beverage		3,812,300		2,101,425
Thanachart Capital		3,232,900		3,486,619
			9,346,187
Turkey - 1.3%
BIM Birlesik Magazalar		594,470		5,290,937
Eregli Demir ve Celik Fabrikalari		4,024,962		7,907,119
			13,198,056
United Arab Emirates - 1.0%
Dubai Islamic Bank		7,625,615	[a]	9,861,201
Total Common Stocks(cost $537,608,673)			933,759,128

Exchange-Traded Funds - 1.7%
United States - 1.7%
iShares MSCI Emerging Markets ETF (cost $15,025,582)		309,576	[b]	16,633,519
	Preferred Dividend Rate (%)
Preferred Stocks - .9%
Brazil - .9%
Banco do Estado do Rio Grande do Sul, Cl. B	5.26	2,679,800		6,087,194
Cia Energetica de Minas Gerais	5.00	1,554,600		3,331,563
Total Preferred Stocks(cost $14,453,209)			9,418,757

BNY Mellon Emerging Markets Fund (continued)
Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.2%
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $12,183,178)	0.07	12,183,178	[d]	12,183,178

Investment of Cash Collateral for Securities Loaned - 1.9%
Registered Investment Companies - 1.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $18,380,434)	0.03	18,380,434	[d]	18,380,434
Total Investments (cost $597,651,076)		100.8%	990,375,016
Liabilities, Less Cash and Receivables		(.8%)	(8,312,041)
Net Assets		100.0%	982,062,975

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

aNon-income producing security.

bSecurity, or portion thereof, on loan. At February 28, 2021, the value of the fund’s securities on loan was $20,893,387 and the value of the collateral was $21,678,299, consisting of cash collateral of $18,380,434 and U.S. Government & Agency securities valued at $3,297,865.

cSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2021, these securities were valued at $28,652,787 or 2.92% of net assets.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Semiconductors & Semiconductor Equipment	13.4
Media & Entertainment	12.3
Banks	10.3
Retailing	8.6
Materials	8.3
Technology Hardware & Equipment	5.1
Investment Companies	4.8
Diversified Financials	4.7
Energy	3.5
Insurance	3.2
Automobiles & Components	3.1
Food & Staples Retailing	3.1
Food, Beverage & Tobacco	2.9
Consumer Durables & Apparel	2.4
Capital Goods	2.3
Utilities	2.3
Software & Services	2.3
Transportation	2.2
Health Care Equipment & Services	1.9
Real Estate	1.5
Consumer Services	1.0
Telecommunication Services	.9
Pharmaceuticals Biotechnology & Life Sciences	.6
Household & Personal Products	.1
100.8

† Based on net assets.

See notes to financial statements.

58

BNY Mellon International Equity Income Fund
Description	Shares		Value ($)
Common Stocks - 97.2%
Australia - 5.3%
BHP Group	22,840		863,422
National Australia Bank	48,000		910,044
Suncorp Group	58,850		450,104
Wesfarmers	75,230		2,850,293
Westpac Banking	5,280		96,773
		5,170,636
Canada - 7.9%
Canadian Natural Resources	23,320		636,050
Manulife Financial	46,070		918,431
Royal Bank of Canada	30,820		2,624,277
Shopify, Cl. A	750	[a]	971,670
The Toronto-Dominion Bank	41,900		2,539,813
		7,690,241
China - 10.3%
Alibaba Group Holding, ADR	7,150	[a]	1,699,984
Bank of China, Cl. H	1,857,090	[a]	651,237
Guangzhou R&F Properties, Cl. H	954,170		1,274,449
Industrial & Commercial Bank of China, Cl. H	507,420	[a]	331,021
KWG Group Holdings	251,110		380,722
Lenovo Group	370,970		469,186
Sinotruk Hong Kong	56,520	[a]	180,349
Tencent Holdings	20,590	[a]	1,758,649
TravelSky Technology, Cl. H	149,840	[a]	378,249
Zhejiang Expressway, Cl. H	1,154,910	[a]	1,008,031
Zijin Mining Group, Cl. H	1,311,380	[a]	1,944,301
		10,076,178
Czech Republic - 1.1%
CEZ	43,290	[a]	1,055,768
Finland - 2.7%
Fortum	70,530		1,760,677
Sampo, Cl. A	20,500		911,953
		2,672,630
France - 4.8%
AXA	93,820		2,354,529
Eutelsat Communications	14,080		169,678
Sanofi	8,224	[a]	752,138
Total	25,230		1,168,183
Unibail-Rodamco-Westfield	3,890		285,457
		4,729,985
Germany - 4.0%
Allianz	3,230		778,652
Bayer	9,279		561,122
Deutsche Post	13,940	[a]	690,601
Deutsche Telekom	15,260		276,732
HOCHTIEF	1,510		134,547
METRO	92,900		1,023,368
SAP	3,920		482,711
		3,947,733
Greece - 1.2%
OPAP	84,870	[a]	1,140,735
Hong Kong - 2.3%
Nine Dragons Paper Holdings	502,280		810,750
PCCW	923,460		529,804

BNY Mellon International Equity Income Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.2%(continued)
Hong Kong - 2.3% (continued)
Yue Yuen Industrial Holdings	405,500	[a]	864,696
		2,205,250
Italy - 1.5%
Eni	112,450		1,286,485
Recordati Industria Chimica E Farmaceutica	2,710		137,787
		1,424,272
Japan - 15.1%
Aozora Bank	25,030		528,332
Canon	40,090		862,201
Denso	16,450		985,812
Honda Motor	22,420		612,372
ITOCHU	111,330		3,308,724
Mitsubishi	30,710		865,164
Mitsui & Co.	37,680		800,119
MS&AD Insurance Group Holdings	34,950		983,630
Nintendo	1,070		649,960
Otsuka	17,900		831,230
Sumitomo	38,860		561,601
Takeda Pharmaceutical	56,610		1,902,313
Tokyo Electron	3,740		1,527,999
Toyota Motor	3,670		271,063
		14,690,520
Luxembourg - 1.9%
RTL Group	32,768	[a]	1,844,761
Macau - 1.9%
Sands China	390,790		1,828,888
Malaysia - .6%
British American Tobacco Malaysia	36,950		117,035
Top Glove	325,180		420,987
		538,022
Mexico - .3%
Grupo Mexico, Ser. B	61,930		293,591
Netherlands - .9%
NN Group	7,420		341,989
Royal Dutch Shell, Cl. A	25,180		506,847
Royal Dutch Shell, Cl. B	211		4,079
		852,915
New Zealand - 2.1%
Spark New Zealand	614,670		2,038,556
Russia - 3.5%
Novolipetsk Steel	453,850		1,363,110
Severstal	113,314		2,050,684
		3,413,794
Singapore - 2.4%
Ascendas Real Estate Investment Trust	496,260		1,094,199
DBS Group Holdings	20,841		416,382
Singapore Telecommunications	466,230		821,689
		2,332,270
South Africa - 1.2%
Kumba Iron Ore	19,920		854,396
MTN Group	66,240	[a]	318,215
Resilient REIT	14,274		42,045
		1,214,656

59

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Equity Income Fund (continued)
Description		Shares		Value ($)
Common Stocks - 97.2%(continued)
South Korea - 2.0%
KT&G		16,000		1,115,087
Samsung Electronics		11,950		877,503
			1,992,590
Spain - 1.5%
ACS Actividades de Construccion y Servicios		36,900		1,128,180
Telefonica		86,350		367,358
			1,495,538
Sweden - .5%
Telia		131,540		531,369
Switzerland - 5.6%
Nestle		11,700		1,221,899
Novartis		13,170		1,132,042
Partners Group Holding		200	[a]	239,763
Roche Holding		3,511	[a]	1,150,005
Zurich Insurance Group		4,315	[a]	1,762,241
			5,505,950
Taiwan - 7.2%
Asustek Computer		174,110	[a]	1,900,348
Globalwafers		55,130		1,464,723
Taiwan Cement		700,407	[a]	1,056,174
Taiwan Semiconductor Manufacturing		119,650		2,603,282
Uni-President Enterprises		4,600	[a]	11,098
			7,035,625
Thailand - .3%
BTS Group Holdings		883,670		275,643
Turkey - .3%
Ford Otomotiv Sanayi		10,628		250,576
United Arab Emirates - .6%
Dubai Islamic Bank		450,518	[a]	582,595
United Kingdom - 8.2%
AstraZeneca		3,024		292,595
BP		380,730		1,547,538
British American Tobacco		36,290		1,256,650
GlaxoSmithKline		99,896		1,657,297
Imperial Brands		90,880		1,687,765
Legal & General Group		140,140	[a]	506,265
Rio Tinto		2,310		199,116
SSE		45,970		848,281
			7,995,507
Total Common Stocks(cost $77,227,386)			94,826,794

Exchange-Traded Funds - .2%
United States - .2%
iShares MSCI EAFE ETF (cost $194,995)		2,670	[b]	197,607
	Preferred Dividend Rate (%)
Preferred Stocks - .4%
Brazil - .1%
Gerdau	1.61	18,640		85,979
South Korea - .3%
Samsung Electronics	4.11	4,570		296,125
Total Preferred Stocks(cost $426,455)			382,104

BNY Mellon International Equity Income Fund (continued)
Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $710,444)	0.07	710,444	[c]	710,444
Total Investments (cost $78,559,280)		98.5%	96,116,949
Cash and Receivables (Net)		1.5%	1,418,530
Net Assets		100.0%	97,535,479

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

aNon-income producing security.

bSecurity, or portion thereof, on loan. At February 28, 2021, the value of the fund’s securities on loan was $195,608 and the value of the collateral was $202,626, consisting of U.S. Government & Agency securities.

cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Materials	9.8
Insurance	9.2
Banks	8.9
Pharmaceuticals Biotechnology & Life Sciences	7.8
Capital Goods	7.2
Semiconductors & Semiconductor Equipment	5.7
Food, Beverage & Tobacco	5.5
Energy	5.3
Telecommunication Services	5.0
Retailing	4.7
Media & Entertainment	4.5
Technology Hardware & Equipment	4.5
Utilities	3.8
Real Estate	3.2
Consumer Services	3.0
Software & Services	2.7
Automobiles & Components	2.2
Transportation	2.0
Food & Staples Retailing	1.1
Investment Companies	.9
Consumer Durables & Apparel	.9
Health Care Equipment & Services	.4
Diversified Financials	.2
98.5

† Based on net assets.

See notes to financial statements.

60

BNY Mellon Asset Allocation Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 12.7%
Aerospace & Defense - .1%
Northrop Grumman, Sr. Unscd. Notes	2.93	1/15/2025	235,000		251,233
The Boeing Company, Sr. Unscd. Notes	1.95	2/1/2024	300,000	[a]	307,702
				558,935
Agriculture - .1%
BAT Capital, Gtd. Notes	2.73	3/25/2031	250,000		247,638
Airlines - .2%
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	279,872		271,566
Delta Air Lines Pass Through Trust, Ser. 2019-1, Cl. AA	3.20	4/25/2024	250,000		258,645
United Airlines Pass Through Trust, Ser. 2019-1, Cl. AA	4.15	8/25/2031	332,820		348,973
United Airlines Pass Through Trust, Ser. 2019-2, Cl. AA	2.70	5/1/2032	266,012		265,066
				1,144,250
Automobiles & Components - .1%
General Motors, Sr. Unscd. Notes	5.40	10/2/2023	150,000		167,314
General Motors Financial, Sr. Unscd. Notes	1.70	8/18/2023	150,000		153,480
Volkswagen Group of America Finance, Gtd. Notes	2.90	5/13/2022	300,000	[b]	308,882
				629,676
Banks - .9%
Banco Santander, Sr. Unscd. Notes	2.75	5/28/2025	200,000	[a]	212,160
Bank of America, Sub. Notes, Ser. L	3.95	4/21/2025	495,000		548,041
Citigroup, Sub. Notes	4.45	9/29/2027	435,000		502,110
Citizens Bank, Sr. Unscd. Notes	2.25	4/28/2025	310,000		325,202
HSBC Holdings, Sr. Unscd. Notes	4.95	3/31/2030	175,000		210,552
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. II	4.00	4/1/2025	290,000	[a,c]	288,586
Lloyds Bank, Jr. Sub. Notes	12.00	12/16/2024	200,000	[b,c]	222,726
Morgan Stanley, Sub. Notes	4.88	11/1/2022	500,000		536,281
NatWest Group, Sr. Unscd. Notes	5.08	1/27/2030	260,000		308,957
Nordea Bank, Jr. Sub. Notes	6.63	3/26/2026	255,000	[b,c]	291,232
Societe Generale, Sub. Notes	4.75	11/24/2025	250,000	[b]	280,819
The Goldman Sachs Group, Sub. Notes	6.75	10/1/2037	480,000		701,048
				4,427,714
Beverage Products - .1%
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.90	2/1/2046	375,000		452,414
Chemicals - .1%
Huntsman International, Sr. Unscd. Notes	4.50	5/1/2029	375,000		425,023
Yara International, Sr. Unscd. Notes	3.15	6/4/2030	230,000	[b]	243,261
				668,284
Commercial & Professional Services - .2%
Duke University, Unscd. Bonds, Ser. 2020	2.68	10/1/2044	250,000		256,995
Global Payments, Sr. Unscd. Notes	4.80	4/1/2026	320,000		369,112
The George Washington University, Unscd. Bonds, Ser. 2018	4.13	9/15/2048	325,000		389,195
				1,015,302
Commercial Mortgage Pass-Through Ctfs. - .2%
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/2045	253,045		257,012
WFRBS Commercial Mortgage Trust, Ser. 2013-C12, CI. A4	3.20	3/15/2048	315,000		329,756
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/2045	540,000		565,259
				1,152,027
Diversified Financials - .2%
AerCap Ireland Capital, Gtd. Notes	1.75	1/30/2026	225,000		220,124
Aircastle, Sr. Unscd. Notes	2.85	1/26/2028	500,000	[b]	483,020
Goldman Sachs BDC, Sr. Unscd. Notes	3.75	2/10/2025	200,000		212,308
				915,452
Electronic Components - .1%
Jabil, Sr. Unscd. Notes	3.60	1/15/2030	300,000		322,477

61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 12.7% (continued)
Energy - .4%
BP Capital Markets, Gtd. Notes	2.50	11/6/2022	255,000	264,385
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.13	6/30/2027	250,000	292,150
Diamondback Energy, Gtd. Notes	3.50	12/1/2029	215,000	226,196
Diamondback Energy, Gtd. Notes	5.38	5/31/2025	140,000	144,823
Energy Transfer Operating, Gtd. Notes	5.25	4/15/2029	440,000	510,614
Marathon Petroleum, Sr. Unscd. Notes	3.80	4/1/2028	175,000	192,892
Sabine Pass Liquefaction, Sr. Scd. Notes	4.50	5/15/2030	200,000	229,175
Spectra Energy Partners, Gtd. Notes	3.50	3/15/2025	195,000	211,136
				2,071,371
Environmental Control - .1%
Waste Connections, Sr. Unscd. Notes	3.50	5/1/2029	225,000	251,149
Financials - .1%
Apollo Management Holdings, Gtd. Notes	4.87	2/15/2029	225,000	[b] 263,236
Carlyle Finance Subsidiary, Gtd. Notes	3.50	9/19/2029	200,000	[b] 214,292
				477,528
Food Products - .1%
The Kroger Company, Sr. Unscd. Notes	1.70	1/15/2031	300,000	288,961
Health Care - .4%
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	325,000	351,624
Amgen, Sr. Unscd. Notes	5.65	6/15/2042	325,000	453,712
CVS Health, Sr. Unscd. Notes	4.78	3/25/2038	405,000	494,216
The Johns Hopkins Health System, Unscd. Bonds	3.84	5/15/2046	195,000	232,609
Trinity Health, Sr. Unscd. Bonds, Ser. 2019	3.43	12/1/2048	440,000	466,764
				1,998,925
Industrial - .1%
John Deere Capital, Sr. Unscd. Notes	2.95	4/1/2022	225,000	231,657
Information Technology - .3%
Adobe, Sr. Unscd. Notes	3.25	2/1/2025	305,000	332,341
Fidelity National Information Services, Sr. Unscd. Notes	3.10	3/1/2041	225,000	228,109
Fiserv, Sr. Unscd. Notes	4.40	7/1/2049	275,000	328,633
Microsoft, Sr. Unscd. Notes	2.53	6/1/2050	360,000	338,965
Oracle, Sr. Unscd. Notes	3.90	5/15/2035	275,000	319,460
				1,547,508
Insurance - .1%
MetLife, Jr. Sub. Notes, Ser. G	3.85	9/15/2025	100,000	[a,c] 102,500
Prudential, Sr. Unscd. Notes	3.13	4/14/2030	250,000	273,232
				375,732
Internet Software & Services - .3%
Amazon.com, Sr. Unscd. Notes	2.40	2/22/2023	300,000	312,176
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/2022	315,000	323,471
eBay, Sr. Unscd. Notes	1.90	3/11/2025	320,000	330,528
Tencent Holdings, Sr. Unscd. Notes	3.98	4/11/2029	280,000	[b] 311,456
				1,277,631
Media - .1%
Comcast, Gtd. Notes	3.60	3/1/2024	455,000	497,273
The Walt Disney Company, Gtd. Notes	2.65	1/13/2031	145,000	152,098
				649,371

62

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 12.7% (continued)
Municipal Securities - .9%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B1	1.85	6/1/2029	500,000		489,580
California, GO	3.38	4/1/2025	175,000		193,842
California Educational Facilities Authority, Revenue Bonds, Refunding (The Leland Stanford Junior University) Ser. U2	5.00	10/1/2032	375,000		519,097
California University, Revenue Bonds, Refunding, Ser. B	2.98	11/1/2051	215,000		220,276
JobsOhio Beverage System, Revenue Bonds, Refunding, Ser. A	2.83	1/1/2038	150,000		158,009
Massachusetts, GO (Build America Bonds)	4.91	5/1/2029	325,000		407,413
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	4.13	6/15/2042	310,000		337,302
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	1.48	1/1/2028	200,000		198,142
New York City, GO, Refunding Ser. D	1.92	8/1/2031	175,000		172,288
Ohio Turnpike & Infrastructure Commission, Revenue Bonds, Refunding, Ser. A	3.22	2/15/2048	250,000		255,415
Port Authority of New York & New Jersey, Revenue Bonds, Ser. AAA	1.09	7/1/2023	255,000		259,085
State Board of Administration Finance Corp., Revenue Bonds, Ser. A	2.15	7/1/2030	280,000		286,079
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (North Tarrant Express Mobility Partners) Ser. B	3.92	12/31/2049	250,000		277,705
Texas Public Finance Authority, Revenue Bonds	8.25	7/1/2024	210,000		210,796
University of California, Revenue Bonds, Refunding (Limited Project) Ser. J	4.13	5/15/2045	340,000		393,567
University of California, Revenue Bonds, Ser. BG	1.61	5/15/2030	160,000		156,278
				4,534,874
Real Estate - .3%
Alexandria Real Estate Equities, Gtd. Notes	4.30	1/15/2026	265,000		302,265
American Homes 4 Rent, Sr. Unscd. Notes	4.90	2/15/2029	400,000		468,427
Brandywine Operating Partnership, Gtd. Notes	4.10	10/1/2024	200,000		215,212
Hudson Pacific Properties, Gtd. Notes	3.25	1/15/2030	265,000		274,203
Life Storage, Gtd. Notes	4.00	6/15/2029	160,000		180,323
Spirit Realty, Gtd. Notes	2.10	3/15/2028	225,000		222,628
				1,663,058
Retailing - .2%
7-Eleven, Sr. Unscd. Notes	1.80	2/10/2031	275,000	[b]	264,760
Ross Stores, Sr. Unscd. Notes	4.60	4/15/2025	225,000		255,684
The Home Depot, Sr. Unscd. Notes	1.38	3/15/2031	280,000		265,766
The TJX Companies, Sr. Unscd. Notes	3.75	4/15/2027	200,000		226,583
				1,012,793
Semiconductors & Semiconductor Equipment - .3%
Broadcom, Gtd. Notes	3.75	2/15/2051	150,000	[b]	148,303
Broadcom Cayman Finance, Gtd. Notes	3.50	1/15/2028	300,000		322,500
KLA, Sr. Unscd. Notes	4.10	3/15/2029	225,000		260,685
Lam Research, Sr. Unscd. Notes	4.00	3/15/2029	315,000		365,224
Microchip Technology, Sr. Scd. Notes	0.97	2/15/2024	350,000	[b]	351,466
NXP Funding, Gtd. Notes	2.70	5/1/2025	100,000	[b]	105,829
				1,554,007

63

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 12.7% (continued)
Technology Hardware & Equipment - .1%
Apple, Sr. Unscd. Notes	4.38	5/13/2045	300,000		373,105
Telecommunication Services - .4%
AT&T, Sr. Unscd. Notes	4.55	3/9/2049	460,000		514,554
Telefonica Emisiones, Gtd. Notes	4.10	3/8/2027	300,000		340,254
T-Mobile USA, Sr. Scd. Notes	3.00	2/15/2041	325,000	[b]	305,372
Verizon Communications, Sr. Unscd. Notes	5.50	3/16/2047	570,000		767,979
				1,928,159
Transportation - .2%
J.B. Hunt Transport Services, Gtd. Notes	3.88	3/1/2026	310,000		349,077
Ryder System, Sr. Unscd. Notes	3.35	9/1/2025	290,000		316,692
Union Pacific, Sr. Unscd. Notes	3.15	3/1/2024	320,000		343,616
				1,009,385
U.S. Government Agencies Mortgage-Backed - 3.5%
Federal Home Loan Mortgage Corp.:
1.50%, 1/1/2036-10/1/2050			748,528	[d]	748,126
2.00%, 11/1/2040-1/1/2041			857,771	[d]	879,190
2.50%, 6/1/2050-11/1/2050			588,105	[d]	602,095
3.00%, 7/1/2050			938,620	[d]	984,440
3.50%, 9/1/2049			371,422	[d]	396,828
4.00%, 11/1/2049			271,815	[d]	291,916
5.00%, 8/1/2049			200,887	[d]	223,202
Federal National Mortgage Association:
2.00%, 11/1/2035-1/1/2051			1,100,639	[d]	1,122,623
2.50%, 2/1/2035-12/1/2050			2,389,236	[d]	2,489,744
3.00%, 12/1/2034-8/1/2050			1,811,441	[d]	1,907,292
3.50%, 5/1/2049-1/1/2050			1,037,701	[d]	1,102,361
4.00%, 11/1/2049-2/1/2050			720,873	[d]	775,125
4.50%, 3/1/2050			417,447	[d]	458,299
Government National Mortgage Association I:
4.00%, 7/15/2049			225,358		242,357
Government National Mortgage Association II:
2.50%, 6/20/2050-1/20/2051			1,002,115		1,035,547
3.00%, 6/20/2050-8/20/2050			1,165,860		1,211,454
3.50%, 1/20/2048-12/20/2050			1,466,830		1,559,592
4.00%, 7/20/2050-2/20/2051			910,427		966,616
4.50%, 2/20/2050			478,481		517,969
				17,514,776
U.S. Treasury Securities - 2.3%
U.S. Treasury Bonds	1.13	8/15/2040	305,000		261,061
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	0.25	2/15/2050	298,876	[a,e]	322,054
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	10/15/2024	304,572	[e]	329,129
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	4/15/2025	988,242	[e]	1,069,270
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	301,924	[e]	334,907
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	7/15/2025	620,585	[e]	684,046

64

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 12.7% (continued)
U.S. Treasury Securities - 2.3% (continued)
U.S. Treasury Notes	0.13	12/15/2023	180,000		179,388
U.S. Treasury Notes	0.13	12/31/2022	655,000		655,026
U.S. Treasury Notes	0.13	1/31/2023	585,000		584,977
U.S. Treasury Notes	0.25	8/31/2025	250,000		245,850
U.S. Treasury Notes	0.25	10/31/2025	595,000	[a]	583,937
U.S. Treasury Notes	0.50	8/31/2027	625,000		603,857
U.S. Treasury Notes	0.63	5/15/2030	855,000		801,062
U.S. Treasury Notes	0.63	8/15/2030	100,000	[a]	93,391
U.S. Treasury Notes	0.63	12/31/2027	200,000		193,859
U.S. Treasury Notes	1.50	2/15/2030	620,000	[a]	629,591
U.S. Treasury Notes	1.75	12/31/2026	255,000	[a]	267,401
U.S. Treasury Notes	1.75	11/15/2029	665,000	[a]	690,769
U.S. Treasury Notes	2.00	11/15/2026	525,000		557,833
U.S. Treasury Notes	2.13	7/31/2024	200,000		211,969
U.S. Treasury Notes	2.25	11/15/2027	120,000		129,253
U.S. Treasury Notes	2.38	5/15/2027	605,000		656,709
U.S. Treasury Notes	2.50	2/28/2026	345,000		375,376
U.S. Treasury Notes	2.50	1/31/2024	210,000		223,650
U.S. Treasury Notes	2.63	1/31/2026	120,000		131,222
U.S. Treasury Notes	2.63	12/31/2023	305,000		325,468
U.S. Treasury Notes	2.88	11/30/2025	175,000		193,143
U.S. Treasury Notes	3.13	11/15/2028	50,000		57,129
				11,391,327
Utilities - .2%
Black Hills, Sr. Unscd. Notes	4.35	5/1/2033	160,000		186,069
CenterPoint Energy, Sr. Unscd. Notes	4.25	11/1/2028	275,000		317,942
Exelon, Sr. Unscd. Notes	3.40	4/15/2026	280,000		308,957
NiSource, Sr. Unscd. Notes	3.95	3/30/2048	335,000		370,338
				1,183,306
Total Bonds and Notes (cost $60,250,793)			62,868,792
Description			Shares		Value ($)
Common Stocks - 24.2%
Advertising - .0%
Omnicom Group			1,955		134,367
Aerospace & Defense - .3%
Howmet Aerospace			2,805	[f]	78,849
L3Harris Technologies			814		148,075
Lockheed Martin			1,379		455,415
Northrop Grumman			140		40,832
Raytheon Technologies			5,029		362,038
Teledyne Technologies			187	[f]	69,377
The Boeing Company			1,859	[f]	394,127
TransDigm Group			180	[f]	103,801
				1,652,514
Agriculture - .2%
Altria Group			7,361		320,940
Archer-Daniels-Midland			960		54,317

65

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 24.2% (continued)
Agriculture - .2% (continued)
Philip Morris International	6,759		567,891
		943,148
Airlines - .1%
Delta Air Lines	4,090	[f]	196,075
Southwest Airlines	2,875	[f]	167,124
		363,199
Automobiles & Components - .5%
BorgWarner	4,815		216,675
Ford Motor	21,775	[f]	254,767
General Motors	4,685	[f]	240,481
Tesla	2,659	[f]	1,796,154
		2,508,077
Banks - 1.1%
Bank of America	38,253		1,327,762
Citigroup	5,056		333,089
Citizens Financial Group	4,435		192,656
Comerica	2,895		197,150
Huntington Bancshares	9,280		142,355
JPMorgan Chase & Co.	9,614		1,414,892
M&T Bank	623		94,036
People's United Financial	5,885		105,577
Regions Financial	11,540		238,070
The PNC Financial Services Group	2,230		375,443
Truist Financial	5,473		311,742
U.S. Bancorp	8,125		406,250
Wells Fargo & Co.	10,839		392,047
Zions Bancorp	2,290		121,759
		5,652,828
Beverage Products - .4%
CVS Health	3,025		206,093
Molson Coors Beverage, Cl. B	1,840	[f]	81,788
Monster Beverage	3,998	[f]	350,785
PepsiCo	4,976		642,849
The Coca-Cola Company	11,173		547,365
		1,828,880
Building Materials - .1%
Carrier Global	4,240		154,887
Johnson Controls International	3,162		176,408
		331,295
Chemicals - .4%
Air Products & Chemicals	767		196,061
Albemarle	805		126,554
Celanese	773		107,377
Dow	3,055		181,192
DuPont de Nemours	3,360		236,275
Eastman Chemical	1,785		195,029
Ecolab	553		115,776
FMC	458		46,574
Linde	1,988		485,609

66

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 24.2% (continued)
Chemicals - .4% (continued)
LyondellBasell Industries, Cl. A	1,455		149,996
PPG Industries	880		118,642
The Sherwin-Williams Company	253		172,126
Vulcan Materials	628		104,870
		2,236,081
Commercial & Professional Services - .3%
Automatic Data Processing	1,940		337,599
Cintas	455		147,575
Equifax	579		93,729
FLEETCOR Technologies	295	[f]	81,806
IHS Markit	1,430		128,929
Nielsen Holdings	3,950		88,520
S&P Global	1,756		578,356
		1,456,514
Consumer Discretionary - .4%
Chipotle Mexican Grill	116	[f]	167,272
D.R. Horton	1,990		152,971
Darden Restaurants	970		133,210
Hasbro	793		74,312
Hilton Worldwide Holdings	1,111	[f]	137,408
Las Vegas Sands	1,245	[f]	77,937
Lennar, Cl. A	1,875		155,569
Marriott International, Cl. A	1,376	[f]	203,744
MGM Resorts International	3,600		136,044
Royal Caribbean Cruises	718	[f]	66,968
Starbucks	4,622		499,315
Whirlpool	646		122,792
Wynn Resorts	770	[f]	101,432
Yum! Brands	695		71,953
		2,100,927
Consumer Durables & Apparel - .2%
NIKE, Cl. B	6,011		810,163
Tapestry	4,150	[f]	174,881
		985,044
Consumer Staples - .3%
Church & Dwight	1,145		90,169
Colgate-Palmolive	3,080		231,616
The Estee Lauder Companies, Cl. A	756		216,110
The Procter & Gamble Company	8,699		1,074,587
		1,612,482
Diversified Financials - 1.2%
American Express	4,888		661,151
BlackRock	577		400,726
Capital One Financial	1,865		224,154
CME Group	732		146,180
Discover Financial Services	1,830		172,148
Intercontinental Exchange	1,845		203,522
Invesco	8,985		201,444
Mastercard, Cl. A	3,061		1,083,135

67

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 24.2% (continued)
Diversified Financials - 1.2% (continued)
Moody's	692	190,224
Morgan Stanley	4,770	366,670
Northern Trust	1,381	131,375
State Street	940	68,404
T. Rowe Price Group	856	138,792
The Charles Schwab	3,405	210,157
The Goldman Sachs Group	787	251,431
Visa, Cl. A	7,693	1,633,916
		6,083,429
Electronic Components - .5%
AMETEK	1,235	145,693
Amphenol, Cl. A	878	110,347
Emerson Electric	2,845	244,386
Fastenal	3,550	164,614
Fortive	1,255	82,604
Garmin	1,168	144,855
Honeywell International	2,989	604,824
PACCAR	2,645	240,669
Quanta Services	2,165	181,535
Roper Technologies	512	193,341
TE Connectivity	1,585	206,098
United Rentals	611	[f] 181,699
		2,500,665
Energy - .7%
Baker Hughes	3,415	83,599
Chevron	4,622	462,200
ConocoPhillips	7,062	367,295
Devon Energy	5,325	114,701
Diamondback Energy	1,550	107,384
EOG Resources	4,635	299,236
Exxon Mobil	16,741	910,208
Halliburton	4,010	87,538
Hess	1,685	110,418
Kinder Morgan	6,852	100,724
Marathon Oil	11,755	130,481
Marathon Petroleum	1,585	86,573
Occidental Petroleum	2,750	73,178
ONEOK	1,930	85,480
Phillips 66	1,480	122,914
Pioneer Natural Resources	471	69,976
Schlumberger	7,885	220,070
Valero Energy	1,086	83,600
		3,515,575
Environmental Control - .0%
Waste Management	1,115	123,642
Food & Staples Retailing - .4%
Costco Wholesale	1,496	495,176
Sysco	1,860	148,112
The Kroger Company	2,465	79,398

68

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 24.2% (continued)
Food & Staples Retailing - .4% (continued)
Walgreens Boots Alliance	2,465		118,147
Walmart	7,242		940,881
		1,781,714
Food Products - .2%
Conagra Brands	2,645		89,745
General Mills	3,390		186,484
Kellogg	1,320		76,177
McCormick & Co.	1,238		104,339
Mondelez International, Cl. A	4,860		258,358
The Hershey Company	673		98,022
The J.M. Smucker Company	720		80,640
Tyson Foods, Cl. A	1,210		81,881
		975,646
Forest Products & Paper - .0%
International Paper	2,340		116,181
Health Care - 3.2%
Abbott Laboratories	6,330		758,207
AbbVie	6,780		730,477
ABIOMED	235	[f]	76,269
Agilent Technologies	3,667		447,631
Alexion Pharmaceuticals	486	[f]	74,237
Align Technology	292	[f]	165,596
Amgen	3,439		773,500
Anthem	836		253,467
Baxter International	1,245		96,724
Becton Dickinson & Co.	660		159,159
Biogen	334	[f]	91,142
Boston Scientific	5,510	[f]	213,678
Bristol-Myers Squibb	7,588		465,372
Cigna	1,073		225,223
Corteva	2,493		112,559
Danaher	3,704		813,658
Edwards Lifesciences	2,701	[f]	224,453
Eli Lilly & Co.	2,634		539,680
Gilead Sciences	2,120		130,168
HCA Healthcare	1,394		239,810
Henry Schein	830	[f]	51,336
Hologic	1,000	[f]	72,090
Humana	547		207,669
IDEXX Laboratories	678	[f]	352,675
Illumina	338	[f]	148,521
Intuitive Surgical	434	[f]	319,771
Johnson & Johnson	11,838		1,875,849
Laboratory Corp. of America Holdings	610	[f]	146,345
McKesson	503		85,269
Medtronic	4,314		504,609
Merck & Co.	7,045		511,608
Pfizer	28,956		969,736
Quest Diagnostics	804		92,934

69

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 24.2% (continued)
Health Care - 3.2% (continued)
Regeneron Pharmaceuticals	328	[f]	147,787
ResMed	547		105,451
Steris	559		97,713
Stryker	716		173,766
Teleflex	189		75,245
The Cooper Companies	379		146,343
Thermo Fisher Scientific	2,130		958,670
UnitedHealth Group	3,713		1,233,533
Universal Health Services, Cl. B	906		113,549
Vertex Pharmaceuticals	532	[f]	113,077
Viatris	3,599	[f]	53,445
Zimmer Biomet Holdings	1,042		169,909
Zoetis	2,677		415,577
		15,733,487
Household & Personal Products - .1%
Kimberly-Clark	2,190		281,043
The Clorox Company	567		102,655
		383,698
Industrial - .6%
3M	1,283		224,602
Caterpillar	1,778		383,835
Copart	965	[f]	105,339
Deere & Co.	1,345		469,566
Dover	1,264		155,801
Eaton	1,820		236,946
General Electric	25,330		317,638
Huntington Ingalls Industries	459		80,743
Illinois Tool Works	995		201,169
Ingersoll Rand	1,960	[f]	90,826
Otis Worldwide	714		45,489
Parker-Hannifin	660		189,394
Snap-on	691		140,349
Stanley Black & Decker	547		95,637
Textron	1,495		75,258
Trane Technologies	1,630		249,781
Westinghouse Air Brake Technologies	990		71,706
		3,134,079
Information Technology - 2.7%
Activision Blizzard	2,530		241,893
Adobe	2,114	[f]	971,742
Autodesk	1,103	[f]	304,428
Cadence Design Systems	3,250	[f]	458,542
Cognizant Technology Solutions, Cl. A	2,265		166,432
eBay	2,567		144,830
Electronic Arts	931		124,726
Fidelity National Information Services	1,257		173,466
Fiserv	881	[f]	101,641
Global Payments	521		103,153
International Business Machines	2,440		290,189

70

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 24.2% (continued)
Information Technology - 2.7% (continued)
Intuit	1,192		465,047
Microsoft	29,174		6,779,454
MSCI	369		152,958
Oracle	7,188		463,698
Paychex	1,685		153,453
PayPal Holdings	4,278	[f]	1,111,638
salesforce.com	3,038	[f]	657,727
ServiceNow	645	[f]	344,082
		13,209,099
Insurance - .8%
Aflac	3,260		156,121
American International Group	4,230		185,909
Aon, Cl. A	550		125,241
Berkshire Hathaway, Cl. B	6,394	[f]	1,537,821
Chubb	913		148,436
Cincinnati Financial	1,075		105,210
Lincoln National	2,170		123,408
Marsh & McLennan	1,500		172,830
Prudential Financial	2,335		202,491
The Allstate	1,955		208,403
The Progressive	4,773		410,239
The Travelers Companies	1,223		177,947
Unum Group	4,510		119,425
Willis Towers Watson	447		98,626
		3,772,107
Internet Software & Services - 2.5%
Alphabet, Cl. A	1,168	[f]	2,361,591
Alphabet, Cl. C	1,232	[f]	2,509,412
Amazon.com	1,580	[f]	4,886,829
Booking Holdings	109	[f]	253,808
Facebook, Cl. A	9,043	[f]	2,329,658
		12,341,298
Materials - .1%
Amcor	6,985		76,416
Ball	1,424		121,595
WestRock	3,225		140,578
		338,589
Media - .8%
Charter Communications, Cl. A	890	[f]	545,944
Comcast, Cl. A	14,751		777,673
Fox, Cl. A	1,795		59,791
Live Nation Entertainment	1,050	[f]	93,303
Netflix	1,796	[f]	967,775
The Walt Disney Company	6,359	[f]	1,202,105
ViacomCBS, Cl. B	3,680		237,323
		3,883,914
Metals & Mining - .1%
Freeport-McMoRan	4,920	[f]	166,837

71

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 24.2% (continued)
Metals & Mining - .1% (continued)
Newmont	3,695		200,934
		367,771
Real Estate - .6%
Alexandria Real Estate Equities	704	[g]	112,422
American Tower	1,001	[g]	216,346
Apartment Income REIT	1,964	[g]	80,288
AvalonBay Communities	590	[g]	103,693
Crown Castle International	1,394	[g]	217,116
Digital Realty Trust	1,013	[g]	136,481
Equinix	311	[g]	201,634
Equity Residential	1,390	[g]	90,920
Essex Property Trust	641	[g]	163,320
Extra Space Storage	696	[g]	87,487
Federal Realty Investment Trust	1,140	[g]	115,334
Iron Mountain	2,760	[g]	96,020
Prologis	2,419	[g]	239,650
Public Storage	1,223	[g]	286,109
Regency Centers	1,970	[g]	107,917
SBA Communications	344	[g]	87,765
Simon Property Group	1,240	[g]	140,021
SL Green Realty	1,372	[g]	94,764
UDR	3,160	[g]	130,097
Ventas	1,715	[g]	90,724
Welltower	1,950	[g]	132,405
Weyerhaeuser	3,365	[g]	113,973
		3,044,486
Retailing - .7%
AutoZone	128	[f]	148,470
Best Buy	700		70,245
Dollar General	999		188,801
Dollar Tree	1,125	[f]	110,475
Domino's Pizza	138		47,818
Expedia Group	657	[f]	105,777
Lowe's	3,142		501,934
McDonald's	2,402		495,148
O'Reilly Automotive	271	[f]	121,226
Ross Stores	1,641	[f]	191,406
Target	2,038		373,851
The Gap	3,420		85,329
The Home Depot	3,844		993,059
The TJX Companies	2,757		181,934
Tractor Supply	840		133,526
		3,748,999
Semiconductors & Semiconductor Equipment - 1.2%
Advanced Micro Devices	4,585	[f]	387,478
Analog Devices	1,429		222,667
Applied Materials	3,365		397,709
Broadcom	1,604		753,671
Intel	13,953		848,063

72

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 24.2% (continued)
Semiconductors & Semiconductor Equipment - 1.2% (continued)
KLA	775		241,203
Lam Research	480		272,251
Maxim Integrated Products	1,925	[f]	179,352
Microchip Technology	1,198		182,851
Micron Technology	1,490	[f]	136,380
NVIDIA	2,474		1,357,187
Qorvo	750	[f]	131,048
Skyworks Solutions	913		162,350
Texas Instruments	2,939		506,302
Xilinx	1,198		156,099
		5,934,611
Technology Hardware & Equipment - 2.0%
Accenture, Cl. A	3,505		879,404
Apple	60,707		7,361,331
Corning	3,035		116,058
DXC Technology	2,550	[f]	64,311
F5 Networks	686	[f]	130,326
FLIR Systems	1,005		53,667
Fortinet	1,045	[f]	176,448
HP	5,166		149,659
Juniper Networks	5,265		122,569
Keysight Technologies	945	[f]	133,736
MarketAxess Holdings	161		89,506
Qualcomm	4,075		554,974
Seagate Technology	2,080		152,318
Zebra Technologies, Cl. A	296	[f]	147,831
		10,132,138
Telecommunication Services - .5%
Arista Networks	340	[f]	95,146
AT&T	24,275		677,030
Cisco Systems	10,575		474,500
T-Mobile US	1,669	[f]	200,230
Verizon Communications	15,928		880,818
		2,327,724
Transportation - .4%
CSX	1,721		157,558
FedEx	795		202,328
Norfolk Southern	2,180		549,491
Union Pacific	3,968		817,249
United Parcel Service, Cl. B	2,610		411,936
		2,138,562
Utilities - .6%
American Electric Power	2,230		166,916
CenterPoint Energy	5,215		101,380
Consolidated Edison	2,945		193,339
Dominion Energy	3,350		228,872
DTE Energy	1,045		123,017
Duke Energy	1,580		135,232
Edison International	3,500		188,965

73

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description		Shares		Value ($)
Common Stocks - 24.2% (continued)
Utilities - .6% (continued)
Evergy		3,065		164,376
Exelon		6,025		232,565
FirstEnergy		4,175		138,360
NextEra Energy		6,872		504,955
NRG Energy		2,295		83,790
Pinnacle West Capital		1,735		121,329
Public Service Enterprise Group		2,960		159,337
Sempra Energy		1,011		117,256
The AES		4,010		106,506
The Southern Company		2,920		165,622
WEC Energy Group		1,135		91,526
			3,023,343
Total Common Stocks (cost $70,994,088)		120,416,113
	Preferred Dividend Yield (%)
Preferred Stocks - .1%
Telecommunication Services - .1%
AT&T, Ser. A (cost $375,000)	5.00	15,000		379,650
	1-Day Yield (%)
Investment Companies - 63.1%
Registered Investment Companies - 63.1%
BNY Mellon Corporate Bond Fund, Cl. M		1,100,024	[h]	15,114,336
BNY Mellon Emerging Markets Fund, Cl. M		2,460,868	[h]	33,615,451
BNY Mellon Floating Rate Income Fund, Cl. Y		1,025,628	[h]	11,743,436
BNY Mellon Focused Equity Opportunities Fund, Cl. M		3,313,103	[h]	59,801,518
BNY Mellon Global Real Estate Securities Fund, CI. Y		1,067,617	[h]	9,501,791
BNY Mellon High Yield Fund, Cl. I		1,962,090	[h]	12,027,614
BNY Mellon Income Stock Fund, Cl. M		1,640,636	[h]	14,946,197
BNY Mellon Intermediate Bond Fund, Cl. M		2,067,335	[h]	26,813,332
BNY Mellon International Equity Fund, Cl. Y		863,661	[h]	20,926,512
BNY Mellon International Fund, Cl. M		18,933	[h]	267,907
BNY Mellon International Small Cap Fund, Cl. Y		900,734	[h]	13,240,792
BNY Mellon Mid Cap Multi-Strategy Fund, Cl. M		333,642	[h]	7,323,437
BNY Mellon Research Growth Fund, Cl. Y		836,792	[h]	17,396,899
BNY Mellon Select Managers Small Cap Growth Fund, Cl. Y		779,099	[h]	27,252,872
BNY Mellon Select Managers Small Cap Value Fund, Cl. Y		640,029	[h]	18,336,819
BNY Mellon Small Cap Multi-Strategy Fund, Cl. M		215,892	[h]	5,606,705
BNY Mellon Small/Mid Cap Multi-Strategy Fund, Cl. M		1,047,128	[h]	17,172,901
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	0.07	2,383,911	[h]	2,383,911
Total Investment Companies (cost $241,647,008)		313,472,430

74

BNY Mellon Asset Allocation Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,044,525)	0.03	1,044,525	[h] 1,044,525
Total Investments (cost $374,311,414)		100.3%	498,181,510
Liabilities, Less Cash and Receivables		(0.3%)	(1,408,914)
Net Assets		100.0%	496,772,596

GO—General Obligation

REIT—Real Estate Investment Trust

a Security, or portion thereof, on loan. At February 28, 2021, the value of the fund’s securities on loan was $3,493,913 and the value of the collateral was $3,553,759, consisting of cash collateral of $1,044,525 and U.S. Government & Agency securities valued at $2,509,234.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2021, these securities were valued at $3,794,654 or .76% of net assets.

c Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Non-income producing security.

g Investment in real estate investment trust within the United States.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	63.3
Technology	6.2
Consumer, Non-cyclical	5.7
Financial	5.3
Communications	4.7
Mortgage Securities	3.8
Government	3.2
Consumer, Cyclical	2.9
Industrial	2.6
Energy	1.1
Utilities	.8
Basic Materials	.7
100.3

† Based on net assets.

See notes to financial statements.

75

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 8/31/20	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 2/28/21	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Large Cap Stock Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	410,095	15,919,600	(16,329,695)	-	-	-	-	138
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	105,625	746,516	(852,141)	-	-	-	-	900†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	2,217,849	(1,908,369)	-	-	309,480.3		1,184†††
Total	515,720	18,883,965	(19,090,205)	-	-	309,480.3		2,222
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Registered Investment Companies;
BNY Mellon Dynamic Value Fund, Cl. Y	32,994,617	31,000,000	(1,837,350)	126,900	11,738,566	74,022,733	17.2	1,934,237
BNY Mellon Income Stock Fund, Cl. M	25,200,716	14,000,000	(708,240)	42,120	7,932,689	46,467,285	10.8	421,574
BNY Mellon Research Growth Fund, Cl. Y	58,367,569	26,750,000	-	-	2,437,498	87,555,067	20.3	4,671,100
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	3,814,473	29,723,046	(30,454,377)	-	-	3,083,142.7		1,688
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	896	270,014	(270,910)	-	-	-	-	937†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	205,438	(205,438)	-	-	-	-	2,794†††
Total	120,378,271	101,948,498	(33,476,315)	169,020	22,108,753	211,128,227	49.0	7,032,330

76

Investment Companies	Value 8/31/20	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 2/28/21	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Income Stock Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	14,827,164	172,619,792	(175,560,260)	-	-	11,886,696	2.1	5,963
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	18,170,487	13,918,942	(32,089,429)	-	-	-	-	6,037†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	44,881,419	(36,079,690)	-	-	8,801,729	1.5	8,497†††
Total	32,997,651	231,420,153	(243,729,379)	-	-	20,688,425	3.6	20,497
BNY Mellon Mid Cap Multi-Strategy Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	30,699,298	221,194,186	(226,299,697)	-	-	25,593,787.9		13,803
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	18,657,425	49,151,787	(67,809,212)	-	-	-	-	56,782†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	138,443,586	(117,398,985)	-	-	21,044,601.8		212,096†††
Total	49,356,723	408,789,559	(411,507,894)	-	-	46,638,388	1.7	282,681
BNY Mellon Small Cap Multi-Strategy Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	14,108,238	148,860,475	(137,080,761)	-	-	25,887,952	3.0	8,981
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	16,027,508	31,718,281	(47,745,789)	-	-	-	-	67,213†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	81,658,428	(59,098,637)	-	-	22,559,791	2.7	376,169†††
Total	30,135,746	262,237,184	(243,925,187)	-	-	48,447,743	5.7	452,363

77

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited) (continued)

Investment Companies	Value 8/31/20	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 2/28/21	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Focused Equity Opportunities Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	-	23,983,504	(20,392,580)	-	-	3,590,924.8		263
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	3,336,461	16,948,697	(18,479,439)	-	-	1,805,719	1.7	1,150
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	5,021,330	12,910,286	(17,931,616)	-	-	-	-	6,919†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	16,791,840	(14,326,071)			2,465,769	2.3	20,264†††
Total	8,357,791	46,650,823	(50,737,126)	-	-	4,271,488	4.0	28,333
BNY Mellon International Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	693,349	60,016,208	(56,448,701)	-	-	4,260,856.7		1,298
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	91,080	4,016,271	(4,107,351)	-	-	-	-	1,778†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	6,952,707	(2,237,044)	-	-	4,715,663.8		4,675†††
Total	784,429	70,985,186	(62,793,096)	-	-	8,976,519	1.5	7,751

78

Investment Companies	Value 8/31/20	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 2/28/21	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Emerging Markets Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	6,823,602	100,830,638	(95,471,062)	-	-	12,183,178	1.2	3,761
Investment of Cash Collateral for Securities Loaned:††								-
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	-	29,878,642	(29,878,642)	-	-	-	-	2,454†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	58,956,263	(40,575,829)	-	-	18,380,434	1.9	13,946†††
Total	6,823,602	189,665,543	(165,925,533)	-	-	30,563,612	3.1	20,161
BNY Mellon International Equity Income Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	-	12,776,948	(12,066,504)	-	-	710,444.7		111
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	256,238	154,405	(410,643)	-	-	-	-	2,227†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	1,353,232	(1,353,232)	-	-	-	-	1,651†††
Total	256,238	14,284,585	(13,830,379)	-	-	710,444.7		3,989
BNY Mellon Asset Allocation Fund
Registered Investment Companies;
BNY Mellon Corporate Bond Fund, Cl. M	14,795,416	265,650	-	-	53,270	15,114,336	3.0	265,650
BNY Mellon Dynamic Total Return Fund, Cl. Y	9,012,146	-	(9,055,163)	956,960	(913,943)	-	-	-
BNY Mellon Emerging Markets Fund, Cl. M	23,273,918	4,873,444	-	-	5,468,089	33,615,451	6.8	373,444
BNY Mellon Floating Rate Income Fund, Cl. Y	11,144,668	262,084	-	-	336,684	11,743,436	2.4	262,083

79

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited) (continued)

Investment Companies	Value 8/31/20	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 2/28/21	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Asset Allocation Fund (continued)
Registered Investment Companies (continued);
BNY Mellon Focused Equity Opportunities Fund, Cl. M	56,797,985	4,251,463	(1,987,962)	170,678	569,354	59,801,518	12.0	4,251,463
BNY Mellon Global Real Estate Securities Fund, Cl. Y	8,437,467	100,109	-	-	964,215	9,501,791	1.9	100,109
BNY Mellon High Yield Fund, Cl. I	11,477,447	297,590	-	-	252,577	12,027,614	2.4	297,801
BNY Mellon Income Stock Fund, Cl. M	11,907,126	148,981	-	-	2,890,090	14,946,197	3.0	148,981
BNY Mellon Intermediate Bond Fund, Cl. M	26,844,583	256,978	-	-	(288,229)	26,813,332	5.4	256,978
BNY Mellon International Equity Fund, Cl. Y	13,570,103	4,808,644	-	-	2,547,765	20,926,512	4.2	308,644
BNY Mellon International Fund, Cl. M	236,675	5,715	-	-	25,517	267,907.1		5,715
BNY Mellon International Small Cap Fund, Cl. Y	11,436,967	51,669	-	-	1,752,156	13,240,792	2.7	51,668
BNY Mellon Mid Cap Multi-Strategy Fund, Cl M	14,784,295	1,160,138	(10,252,498)	4,952,738	(3,321,236)	7,323,437	1.5	1,160,138
BNY Mellon Research Growth Fund, Cl. Y	16,450,800	927,798	(508,323)	81,081	445,543	17,396,899	3.5	927,798
BNY Mellon Select Managers Small Cap Growth Fund, Cl. Y	20,545,849	1,806,386	-	-	4,900,637	27,252,872	5.5	1,806,386
BNY Mellon Select Managers Small Cap Value Fund, Cl. Y	12,958,579	722,414	-	-	4,655,826	18,336,819	3.7	722,415
BNY Mellon Small Cap Multi-Strategy Fund, Cl M	4,136,771	31,133	-	-	1,438,801	5,606,705	1.1	31,133
BNY Mellon Small/Mid Cap Multi-Strategy Fund, Cl M	13,608,031	1,791,585	-	-	1,773,285	17,172,901	3.4	1,791,585
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	8,738,444	27,379,743	(33,734,276)	-	-	2,383,911.5		2,356

80

Investment Companies	Value 8/31/20	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 2/28/21	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Asset Allocation Fund (continued)
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	565,050	1,069,306	(1,634,356)	-	-	-	-	316†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	5,707,114	(4,662,589)	-	-	1,044,525.2		499†††
Total	290,722,320	55,917,945	(61,835,168)	6,161,457	23,550,401	315,516,955	63.3	12,765,162

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for ssecurities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements

81

STATEMENT OF OPTIONS WRITTEN
February 28, 2021 (Unaudited)

BNY Mellon Income Stock Fund
Description/ Contracts	Exercise Price	Expiration Date	Notional Amount	Value ($)
Call Options:
Ally Financial Inc, Contracts 696	47	3/19/2021	3,271,200	(13,224)
Applied Materials Inc, Contracts 267	125	3/19/2021	3,337,500	(79,566)
Carrier Global Corp, Contracts 358	45	3/19/2021	1,611,000	(2,506)
Clearway Energy Inc, Contracts 417	40	5/21/2021	1,668,000	(7,089)
Las Vegas Sands Corp, Contracts 264	62.5	3/19/2021	1,650,000	(78,408)
Nextera Energy Partners Lp, Contracts 169	95	3/19/2021	1,605,500	(2,535)
Qualcomm Inc, Contracts 175	195	4/16/2021	3,412,500	(9,625)
Total Options Written (premiums received $284,058)				(192,953)

See notes to financial statements.

82

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2021 (Unaudited)

	BNY Mellon Large Cap Stock Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	105,425,172	219,947,449	549,485,325
Affiliated issuers	309,480	211,128,227	20,688,425
Receivable for investment securities sold	3,319,691	-	10,845,750
Dividends receivable	116,961	347,932	1,186,724
Securities lending receivable	261	1,199	2,848
Receivable for shares of Beneficial Interest subscribed	-	36,655	249,232
Tax reclaim receivable	-	-	42,167
Prepaid expenses	16,846	15,365	38,432
	109,188,411	431,476,827	582,538,903
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	81,543	174,932	351,770
Cash overdraft due to Custodian	407,848	-	811,530
Payable for investment securities purchased	2,147,758	-	7,998,062
Payable for shares of Beneficial Interest redeemed	2,025,235	147,427	603,552
Liability for securities on loan—Note 1(c)	309,480	-	8,801,729
Trustees’ fees and expenses payable	5,095	7,973	11,158
Interest payable—Note 2	40	-	-
Outstanding options written, at value†††	-	-	192,953
Other accrued expenses	38,658	39,887	47,147
	5,015,657	370,219	18,817,901
Net Assets ($)	104,172,754	431,106,608	563,721,002
Composition of Net Assets ($):
Paid-in capital	41,601,833	234,017,960	417,754,107
Total distributable earnings (loss)	62,570,921	197,088,648	145,966,895
Net Assets ($)	104,172,754	431,106,608	563,721,002
† Investments at cost ($)
Unaffiliated issuers	66,070,840	82,265,365	401,922,542
Affiliated issuers	309,480	169,201,412	20,688,425
†† Value of securities on loan ($)	2,874,397	7,040,786	27,909,971
††† Outstanding options premiums received ($) —See Statement of Options Written—Note 4	-	-	284,058

83

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (continued)

	BNY Mellon Large Cap Stock Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Net Asset Value Per Share
Class M
Net Assets ($)	95,879,791	419,851,260	539,776,013
Shares Outstanding	17,812,273	22,110,647	59,253,458
Net Asset Value Per Share ($)	5.38	18.99	9.11
Investor Shares
Net Assets ($)	8,292,963	11,255,348	13,151,271
Shares Outstanding	1,539,930	575,720	1,422,345
Net Asset Value Per Share ($)	5.39	19.55	9.25
Class A
Net Assets ($)	-	-	1,173,198
Shares Outstanding	-	-	128,672
Net Asset Value Per Share ($)	-	-	9.12
Class C
Net Assets ($)	-	-	653,520
Shares Outstanding	-	-	71,930
Net Asset Value Per Share ($)	-	-	9.09
Class I
Net Assets ($)	-	-	8,287,889
Shares Outstanding	-	-	909,471
Net Asset Value Per Share ($)	-	-	9.11
Class Y
Net Assets ($)	-	-	679,111
Shares Outstanding	-	-	74,607
Net Asset Value Per Share ($)	-	-	9.10

See notes to financial statements.

84

	BNY Mellon Mid Cap Multi-Strategy Fund	BNY Mellon Small Cap Multi-Strategy Fund	BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Small/Mid Cap Multi-Strategy Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	2,785,839,834	823,511,792	430,883,434	107,423,846
Affiliated issuers	46,638,388	48,447,743	3,590,924	4,271,488
Cash	516,574	130,750	-	-
Receivable for investment securities sold	8,470,986	1,426,019	-	194,560
Dividends receivable	2,140,686	307,933	436,710	53,290
Receivable for shares of Beneficial Interest subscribed	1,187,268	6,753,502	199,500	-
Securities lending receivable	33,774	113,675	1,398	10,203
Tax reclaim receivable	-	852	-	-
Prepaid expenses	40,662	28,422	19,729	16,793
	2,844,868,172	880,720,688	435,131,695	111,970,180
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	1,957,973	656,207	285,474	86,765
Liability for securities on loan—Note 1(c)	21,044,601	22,559,791	-	2,465,769
Payable for investment securities purchased	15,238,157	2,806,422	-	270,042
Payable for shares of Beneficial Interest redeemed	1,151,948	291,187	569,916	100,350
Trustees’ fees and expenses payable	56,968	14,116	10,298	5,067
Interest payable—Note 2	-	-	135	-
Other accrued expenses	96,787	43,767	45,966	41,409
	39,546,434	26,371,490	911,789	2,969,402
Net Assets ($)	2,805,321,738	854,349,198	434,219,906	109,000,778
Composition of Net Assets ($):
Paid-in capital	1,297,729,747	545,318,541	243,479,668	24,787,944
Total distributable earnings (loss)	1,507,591,991	309,030,657	190,740,238	84,212,834
Net Assets ($)	2,805,321,738	854,349,198	434,219,906	109,000,778
† Investments at cost ($)
Unaffiliated issuers	1,393,135,384	562,050,971	263,120,824	62,975,708
Affiliated issuers	46,638,388	48,447,743	3,590,924	4,271,488
†† Value of securities on loan ($)	234,943,427	144,346,279	15,316,717	21,497,989
Net Asset Value Per Share
Class M
Net Assets ($)	2,664,129,239	825,246,883	425,111,981	107,378,276
Shares Outstanding	121,354,370	31,773,364	23,549,131	6,545,243
Net Asset Value Per Share ($)	21.95	25.97	18.05	16.41
Investor Shares
Net Assets ($)	141,192,499	29,102,315	9,107,925	1,622,502
Shares Outstanding	6,564,546	1,194,869	511,994	101,943
Net Asset Value Per Share ($)	21.51	24.36	17.79	15.92

See notes to financial statements.

85

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (continued)

	BNY Mellon International Fund	BNY Mellon Emerging Markets Fund	BNY Mellon International Equity Income Fund	BNY Mellon Asset Allocation Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	586,764,008	959,811,404	95,406,505	183,664,555
Affiliated issuers	8,976,519	30,563,612	710,444	314,516,955
Cash denominated in foreign currency†††	1,715,586	6,075,870	328,503	-
Tax reclaim receivable	2,266,815	160,035	826,741	-
Receivable for investment securities sold	2,235,023	-	-	348,263
Dividends receivable	733,549	2,531,263	386,356	280,341
Receivable for shares of Beneficial Interest subscribed	587,107	3,462,349	23,267	138,163
Securities lending receivable	93	6,314	13	114
Interest receivable	-	-	-	446,303
Prepaid expenses	20,640	24,969	21,253	19,700
	603,299,340	1,002,635,816	97,703,082	499,414,394
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	488,010	1,191,562	117,403	156,438
Cash overdraft due to Custodian	-	-	-	302,624
Liability for securities on loan—Note 1(c)	4,715,663	18,380,434	-	1,044,525
Payable for investment securities purchased	2,424,277	-	-	919,836
Payable for shares of Beneficial Interest redeemed	267,884	732,759	8,993	153,721
Trustees’ fees and expenses payable	15,316	17,163	2,119	11,847
Foreign capital gains tax payable	-	194,609	-	-
Interest payable—Note 2	-	-	81	-
Other accrued expenses	55,983	56,314	39,007	52,807
	7,967,133	20,572,841	167,603	2,641,798
Net Assets ($)	595,332,207	982,062,975	97,535,479	496,772,596
Composition of Net Assets ($):
Paid-in capital	616,970,810	1,032,312,623	161,762,706	357,548,436
Total distributable earnings (loss)	(21,638,603)	(50,249,648)	(64,227,227)	139,224,160
Net Assets ($)	595,332,207	982,062,975	97,535,479	496,772,596
† Investments at cost ($)
Unaffiliated issuers	539,361,245	567,087,464	77,848,836	131,619,881
Affiliated issuers	8,976,519	30,563,612	710,444	242,691,533
†† Value of securities on loan ($)	1,866,027	20,893,387	195,608	3,493,913
††† Cash denominated in foreign currency (cost) ($)	1,712,580	6,196,307	331,002	-
Net Asset Value Per Share
Class M
Net Assets ($)	580,002,502	954,719,030	96,656,933	490,420,530
Shares Outstanding	40,982,107	69,884,225	7,500,694	35,307,309
Net Asset Value Per Share ($)	14.15	13.66	12.89	13.89
Investor Shares
Net Assets ($)	15,329,705	27,343,945	878,546	6,352,066
Shares Outstanding	1,011,976	1,947,974	67,271	452,995
Net Asset Value Per Share ($)	15.15	14.04	13.06	14.02

See notes to financial statements.

86

STATEMENTS OF OPERATIONS
Six Months Ended February 28, 2021 (Unaudited)

	BNY Mellon Large Cap Stock Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,083,795	1,771,611	8,190,428
Affiliated issuers	138	988,837	5,963
Income from securities lending—Note 1(c)	2,084	3,731	14,534
Interest	-	1	-
Total Income	1,086,017	2,764,180	8,210,925
Expenses:
Investment advisory fee—Note 3(a)	433,896	881,762	1,843,790
Administration fee—Note 3(a)	82,871	134,816	351,984
Professional fees	18,740	22,032	38,000
Custodian fees—Note 3(b)	18,369	1,362	7,364
Registration fees	15,934	16,657	46,189
Shareholder servicing costs—Note 3(b)	9,843	12,071	22,363
Trustees’ fees and expenses—Note 3(c)	7,806	18,368	25,199
Chief Compliance Officer fees—Note 3(b)	7,299	10,219	7,299
Prospectus and shareholders’ reports	4,976	4,632	5,811
Loan commitment fees—Note 2	4,069	8,905	17,017
Interest expense—Note 2	1,206	-	1,298
Distribution fees—Note 3(b)	-	-	2,712
Miscellaneous	10,405	12,576	14,185
Total Expenses	615,414	1,123,400	2,383,211
Less—reduction in expenses due to undertakings—Note 3(a)	-	-	(631)
Net Expenses	615,414	1,123,400	2,382,580
Investment Income—Net	470,603	1,640,780	5,828,345
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	22,929,400	12,088,269	29,958,896
Affiliated issuers	-	169,020	-
Net realized gain (loss) on options transactions	-	-	126,487
Capital gain distributions from affiliated issuers	-	6,039,762	-
Net Realized Gain (Loss)	22,929,400	18,297,051	30,085,383
Net change in unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	(13,993,660)	6,358,798	92,587,296
Affiliated issuers	-	22,108,753	-
Net change in unrealized appreciation (depreciation) on options transactions	-	-	113,603
Net Change in Unrealized Appreciation (Depreciation)	(13,993,660)	28,467,551	92,700,899
Net Realized and Unrealized Gain (Loss) on Investments	8,935,740	46,764,602	122,786,282
Net Increase in Net Assets Resulting from Operations	9,406,343	48,405,382	128,614,627

See notes to financial statements.

87

STATEMENTS OF OPERATIONS (Unaudited) (continued)

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund		BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Small/Mid Cap Multi-Strategy Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	15,907,685	†	2,326,817	†	3,412,857	511,803	†
Affiliated issuers	13,803		8,981		263	1,150
Income from securities lending—Note 1(c)	268,878		443,382		8,759	27,183
Interest	708		27		-	27
Total Income	16,191,074		2,779,207		3,421,879	540,163
Expenses:
Investment advisory fee—Note 3(a)	9,884,869		2,700,229		1,516,179	536,233
Administration fee—Note 3(a)	1,635,074		393,790		268,766	88,830
Shareholder servicing costs—Note 3(b)	159,051		30,696		10,544	2,691
Trustees’ fees and expenses—Note 3(c)	134,161		30,700		22,663	7,934
Loan commitment fees—Note 2	62,659		15,471		8,659	4,376
Professional fees	52,482		23,992		26,740	18,843
Custodian fees—Note 3(b)	32,727		23,317		5,848	10,862
Registration fees	23,502		20,431		17,730	15,539
Chief Compliance Officer fees—Note 3(b)	11,679		7,299		7,299	7,299
Prospectus and shareholders’ reports	10,409		7,110		691	1,326
Interest expense—Note 2	-		-		1,989	-
Miscellaneous	38,804		18,576		10,761	9,266
Total Expenses	12,045,417		3,271,611		1,897,869	703,199
Investment Income—Net	4,145,657		(492,404)		1,524,010	(163,036)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	181,043,671		63,345,335		29,648,826	46,465,834
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	363,469,961		137,302,917		6,519,046	(16,027,859)
Net Realized and Unrealized Gain (Loss) on Investments	544,513,632		200,648,252		36,167,872	30,437,975
Net Increase in Net Assets Resulting from Operations	548,659,289		200,155,848		37,691,882	30,274,939
† Net of foreign taxes withheld at source ($)	23,540		8,165		-	2,054

See notes to financial statements.

88

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund		BNY Mellon International Equity Income Fund		BNY Mellon Asset Allocation Fund
Investment Income ($):
Income:
Dividends:
Unaffiliated issuers	4,683,711	†	7,103,409	†	1,704,542	†	1,072,781
Affiliated issuers	1,298		3,761		111		2,642,893
Income from securities lending—Note 1(c)	6,453		16,400		3,878		815
Interest	-		-		-		747,082
Total Income	4,691,462		7,123,570		1,708,531		4,463,571
Expenses:
Investment advisory fee—Note 3(a)	2,450,191		4,995,404		431,868		728,871
Administration fee—Note 3(a)	353,601		532,021		62,378		111,589
Custodian fees—Note 3(b)	47,675		298,754		51,949		6,231
Professional fees	29,037		47,884		22,299		27,208
Trustees’ fees and expenses—Note 3(c)	27,162		43,779		4,228		23,726
Shareholder servicing costs—Note 3(b)	19,782		31,099		1,027		7,826
Registration fees	18,138		19,542		16,175		17,490
Loan commitment fees—Note 2	12,979		23,613		2,772		12,173
Chief Compliance Officer fees—Note 3(b)	7,299		7,299		7,299		8,759
Prospectus and shareholders’ reports	4,591		5,245		3,548		4,679
Interest expense—Note 2	-		-		723		-
Miscellaneous	17,670		26,686		12,180		22,534
Total Expenses	2,988,125		6,031,326		616,446		971,086
Less—reduction in expenses due to undertakings—Note 3(a)	-		-		-		(184,897)
Net Expenses	2,988,125		6,031,326		616,446		786,189
Investment Income—Net	1,703,337		1,092,244		1,092,085		3,677,382
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	14,678,805		25,435,044		(2,779,603)		2,181,950
Affiliated issuers	-		-		-		6,161,457
Net realized gain (loss) on forward foreign currency exchange contracts	9,810		(51,682)		(9,071)		-
Capital gain distributions from affiliated issuers	-		-		-		10,121,454
Net Realized Gain (Loss)	14,688,615		25,383,362		(2,788,674)		18,464,861
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	55,069,626		141,842,117		17,477,000		6,677,085
Affiliated issuers	-		-		-		23,550,401
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	-		-		(581)		-
Net Change in Unrealized Appreciation (Depreciation)	55,069,626		141,842,117		17,476,419		30,227,486
Net Realized and Unrealized Gain (Loss) on Investments	69,758,241		167,225,479		14,687,745		48,692,347
Net Increase in Net Assets Resulting from Operations	71,461,578		168,317,723		15,779,830		52,369,729
† Net of foreign taxes withheld at source ($)	351,319		1,114,027		170,154		-

See notes to financial statements.

89

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Large Cap Stock Fund		BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020
Operations ($):
Investment income—net	470,603	1,808,348	1,640,780	3,110,543
Net realized gain (loss) on investments	22,929,400	20,540,390	18,297,051	17,983,274
Net change in unrealized appreciation (depreciation) on investments	(13,993,660)	6,453,493	28,467,551	34,288,088
Net Increase (Decrease) in Net Assets Resulting from Operations	9,406,343	28,802,231	48,405,382	55,381,905
Distributions ($):
Distributions to shareholders:
Class M	(13,972,248)	(24,502,799)	(18,784,646)	(25,066,895)
Investor Shares	(872,269)	(1,069,470)	(478,281)	(536,318)
Total Distributions	(14,844,517)	(25,572,269)	(19,262,927)	(25,603,213)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	618,711	19,680,065	72,308,520	14,942,451
Investor Shares	1,412,400	1,681,963	5,889,279	3,304,426
Distributions reinvested:
Class M	8,115,901	13,431,490	14,193,078	19,493,223
Investor Shares	859,473	1,053,146	408,800	406,721
Cost of shares redeemed:
Class M	(53,743,388)	(79,137,027)	(21,066,397)	(46,713,435)
Investor Shares	(958,620)	(2,598,658)	(1,574,588)	(5,277,199)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(43,695,523)	(45,889,021)	70,158,692	(13,843,813)
Total Increase (Decrease) in Net Assets	(49,133,697)	(42,659,059)	99,301,147	15,934,879
Net Assets ($):
Beginning of Period	153,306,451	195,965,510	331,805,461	315,870,582
End of Period	104,172,754	153,306,451	431,106,608	331,805,461
Capital Share Transactions (Shares):
Class Ma
Shares sold	113,456	4,200,627	3,981,593	1,015,384
Shares issued for distributions reinvested	1,548,417	2,686,213	783,715	1,207,011
Shares redeemed	(9,884,006)	(16,152,557)	(1,182,046)	(3,174,302)
Net Increase (Decrease) in Shares Outstanding	(8,222,133)	(9,265,717)	3,583,262	(951,907)
Investor Shares[a]
Shares sold	256,332	323,160	332,870	214,235
Shares issued for distributions reinvested	163,949	210,666	21,920	24,442
Shares redeemed	(176,017)	(511,907)	(84,931)	(359,696)
Net Increase (Decrease) in Shares Outstanding	244,264	21,919	269,859	(121,019)

[a] During the period ended February 28,2021, 256,321 Class M shares representing $1,412,300 were exchanged for 256,314 Investor shares for BNY Mellon Large Cap Stock Fund and 334,108 Class M shares representing 5,747,955 were exchanged for 325,090 Investor shares for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund. During the period ended August 31, 2020, 309,922 Class M shares representing $1,617,061 were exchanged for 309,747 Investor shares for BNY Mellon Large Cap Stock Fund and 190,378 Class M shares representing $2,916,971 were exchanged for 185,138 Investor shares for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund.

See notes to financial statements.

90

	BNY Mellon Income Stock Fund		BNY Mellon Mid Cap Multi-Strategy Fund
	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020
Operations ($):
Investment income—net	5,828,345	20,439,331	4,145,657	12,464,424
Net realized gain (loss) on investments	30,085,383	(3,817,239)	181,043,671	163,515,990
Net change in unrealized appreciation (depreciation) on investments	92,700,899	(84,583,833)	363,469,961	129,285,435
Net Increase (Decrease) in Net Assets Resulting from Operations	128,614,627	(67,961,741)	548,659,289	305,265,849
Distributions ($):
Distributions to shareholders:
Class M	(6,091,784)	(92,386,578)	(194,781,339)	(89,944,052)
Investor Shares	(125,727)	(2,260,796)	(9,957,724)	(4,138,672)
Class A	(11,211)	(169,410)	-	-
Class C	(4,849)	(109,082)	-	-
Class I	(84,626)	(1,178,059)	-	-
Class Y	(6,767)	(42,612)	-	-
Total Distributions	(6,324,964)	(96,146,537)	(204,739,063)	(94,082,724)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	27,204,872	118,631,143	100,855,833	229,929,631
Investor Shares	3,438,426	14,029,547	30,707,166	57,436,264
Class A	61,550	1,111,392	-	-
Class C	-	172,646	-	-
Class I	1,026,032	5,800,368	-	-
Class Y	-	204,618	-	-
Distributions reinvested:
Class M	1,048,532	39,424,812	83,909,671	39,503,024
Investor Shares	114,683	1,813,523	8,254,672	3,150,656
Class A	10,786	157,267	-	-
Class C	4,849	108,143	-	-
Class I	78,085	1,130,747	-	-
Class Y	6,767	41,596	-	-
Cost of shares redeemed:
Class M	(184,105,699)	(353,700,300)	(281,858,627)	(652,809,974)
Investor Shares	(5,388,638)	(23,021,726)	(21,259,354)	(76,919,170)
Class A	(336,995)	(1,336,257)	-	-
Class C	(256,859)	(508,855)	-	-
Class I	(2,393,276)	(6,799,920)	-	-
Class Y	-	(8,314)	-	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(159,486,885)	(202,749,570)	(79,390,639)	(399,709,569)
Total Increase (Decrease) in Net Assets	(37,197,222)	(366,857,848)	264,529,587	(188,526,444)
Net Assets ($):
Beginning of Period	600,918,224	967,776,072	2,540,792,151	2,729,318,595
End of Period	563,721,002	600,918,224	2,805,321,738	2,540,792,151

91

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Income Stock Fund		BNY Mellon Mid Cap Multi-Strategy Fund
	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020
Capital Share Transactions (Shares):
Class Ma
Shares sold	3,360,896	17,059,609	4,861,540	14,519,419
Shares issued for distributions reinvested	130,538	4,615,288	4,091,159	2,175,285
Shares redeemed	(23,071,658)	(49,777,618)	(13,817,342)	(40,063,607)
Net Increase (Decrease) in Shares Outstanding	(19,580,224)	(28,102,721)	(4,864,643)	(23,368,903)
Investor Shares[a]
Shares sold	421,436	1,784,044	1,556,133	3,370,177
Shares issued for distributions reinvested	13,991	211,688	410,476	176,606
Shares redeemed	(663,124)	(3,057,817)	(1,057,347)	(4,815,067)
Net Increase (Decrease) in Shares Outstanding	(227,697)	(1,062,085)	909,262	(1,268,284)
Class A
Shares sold	7,244	140,201	-	-
Shares issued for distributions reinvested	1,337	18,667	-	-
Shares redeemed	(42,340)	(169,281)	-	-
Net Increase (Decrease) in Shares Outstanding	(33,759)	(10,413)	-	-
Class C
Shares sold	-	22,331	-	-
Shares issued for distributions reinvested	600	12,789	-	-
Shares redeemed	(30,771)	(66,332)	-	-
Net Increase (Decrease) in Shares Outstanding	(30,171)	(31,212)	-	-
Class I
Shares sold	129,883	749,187	-	-
Shares issued for distributions reinvested	9,685	135,393	-	-
Shares redeemed	(304,921)	(973,930)	-	-
Net Increase (Decrease) in Shares Outstanding	(165,353)	(89,350)	-	-
Class Y
Shares sold	-	26,033	-	-
Shares issued for distributions reinvested	837	5,056		-
Shares redeemed	-	(1,188)	-	-
Net Increase (Decrease) in Shares Outstanding	837	29,901	-	-

[a] During the period ended February 28, 2021, 422,904 Class M shares representing $3,397,973 were exchanged for 416,950 Investor shares for BNY Mellon Income Stock Fund and 1,531,466 Class M shares representing $30,766,145 were exchanged for 1,562,605 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund. During the period ended August 31, 2020, 1,782,284 Class M shares representing $13,833,313 were exchanged for 1,757,900 Investor shares for BNY Mellon Income Stock Fund and 3,213,831 Class M shares representing $55,784,170 were exchanged for 3,275,429 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund.

See notes to financial statements.

92

	BNY Mellon Small Cap Multi-Strategy Fund		BNY Mellon Focused Equity Opportunities Fund
	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020
Operations ($):
Investment income (loss)—net	(492,404)	47,397	1,524,010	3,733,240
Net realized gain (loss) on investments	63,345,335	355,959	29,648,826	29,983,231
Net change in unrealized appreciation (depreciation) on investments	137,302,917	61,578,612	6,519,046	54,629,240
Net Increase (Decrease) in Net Assets Resulting from Operations	200,155,848	61,981,968	37,691,882	88,345,711
Distributions ($):
Distributions to shareholders:
Class M	(4,157,707)	(13,776,400)	(32,861,249)	(29,330,383)
Investor Shares	(174,271)	(639,055)	(611,494)	(627,280)
Total Distributions	(4,331,978)	(14,415,455)	(33,472,743)	(29,957,663)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	197,761,721	108,083,316	23,311,071	72,612,450
Investor Shares	3,550,823	8,524,697	3,207,213	7,942,523
Distributions reinvested:
Class M	2,178,235	7,178,553	16,515,744	15,364,174
Investor Shares	149,887	509,328	399,681	404,132
Cost of shares redeemed:
Class M	(29,570,923)	(99,767,260)	(66,731,463)	(128,346,839)
Investor Shares	(2,549,297)	(9,263,571)	(2,596,382)	(8,219,199)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	171,520,446	15,265,063	(25,894,136)	(40,242,759)
Total Increase (Decrease) in Net Assets	367,344,316	62,831,576	(21,674,997)	18,145,289
Net Assets ($):
Beginning of Period	487,004,882	424,173,306	455,894,903	437,749,614
End of Period	854,349,198	487,004,882	434,219,906	455,894,903
Capital Share Transactions (Shares):
Class Ma
Shares sold	8,882,072	6,611,771	1,307,208	5,175,728
Shares issued for distributions reinvested	92,968	401,036	955,219	984,252
Shares redeemed	(1,399,031)	(6,495,271)	(3,759,555)	(8,761,182)
Net Increase (Decrease) in Shares Outstanding	7,576,009	517,536	(1,497,128)	(2,601,202)
Investor Shares[a]
Shares sold	175,756	533,811	185,436	534,023
Shares issued for distributions reinvested	6,816	30,245	23,442	26,225
Shares redeemed	(118,457)	(600,636)	(149,057)	(573,513)
Net Increase (Decrease) in Shares Outstanding	64,115	(36,580)	59,821	(13,265)

[a] During the period ended February 28, 2021, 174,387 Class M shares representing $3,706,011 were exchanged for 185,797 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund and 175,249 Class M shares representing $3,070,658 were exchanged for 177,866 Investor shares for BNY Mellon Focused Equity Opportunities Fund. During the period ended August 31, 2020, 482,590 Class M shares representing $8,204,595 were exchanged for 513,121 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund and 535,870 Class M shares representing $8,074,791 were exchanged for 543,226 Investor shares for BNY Mellon Focused Equity Opportunities Fund.

See notes to financial statements.

93

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Small/Mid Cap Multi-Strategy Fund		BNY Mellon International Fund
	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020
Operations ($):
Investment income (loss)—net	(163,036)	189,212	1,703,337	12,785,117
Net realized gain (loss) on investments	46,465,834	11,167,418	14,688,615	(11,129,131)
Net change in unrealized appreciation (depreciation) on investments	(16,027,859)	18,582,890	55,069,626	3,925,998
Net Increase (Decrease) in Net Assets Resulting from Operations	30,274,939	29,939,520	71,461,578	5,581,984
Distributions ($):
Distributions to shareholders:
Class M	(12,227,533)	(8,540,650)	(12,773,086)	(23,745,005)
Investor Shares	(252,505)	(85,469)	(299,493)	(428,099)
Total Distributions	(12,480,038)	(8,626,119)	(13,072,579)	(24,173,104)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	664,698	6,725,267	37,751,192	57,189,472
Investor Shares	1,340,664	853,852	4,246,289	19,257,695
Distributions reinvested:
Class M	8,903,709	6,623,416	2,226,618	4,299,413
Investor Shares	195,964	43,349	238,827	310,711
Cost of shares redeemed:
Class M	(114,219,863)	(62,966,878)	(69,655,998)	(387,175,758)
Investor Shares	(2,364,690)	(971,307)	(5,219,648)	(21,769,296)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(105,479,518)	(49,692,301)	(30,412,720)	(327,887,763)
Total Increase (Decrease) in Net Assets	(87,684,617)	(28,378,900)	27,976,279	(346,478,883)
Net Assets ($):
Beginning of Period	196,685,395	225,064,295	567,355,928	913,834,811
End of Period	109,000,778	196,685,395	595,332,207	567,355,928
Capital Share Transactions (Shares):
Class Ma
Shares sold	44,651	552,989	2,784,107	4,790,842
Shares issued for distributions reinvested	593,977	505,218	161,349	323,507
Shares redeemed	(7,349,514)	(5,136,456)	(5,212,373)	(34,737,275)
Net Increase (Decrease) in Shares Outstanding	(6,710,886)	(4,078,249)	(2,266,917)	(29,622,926)
Investor Shares[a]
Shares sold	92,425	66,209	300,158	1,464,292
Shares issued for distributions reinvested	13,468	3,389	16,159	21,866
Shares redeemed	(155,283)	(82,453)	(364,949)	(1,702,501)
Net Increase (Decrease) in Shares Outstanding	(49,390)	(12,855)	(48,632)	(216,343)

[a] During the period ended February 28, 2021, 81,222 Class M shares representing $1,204,431 were exchanged for 83,465 Investor shares for BNY Mellon Small/Mid Cap Multi-Strategy Fund and 316,087 Class M shares representing $4,168,100 were exchanged for 296,011 Investor shares for BNY Mellon International Fund. During the period ended August 31, 2020, 62,744 Class M shares representing $833,036 were exchanged for 64,309 Investor shares for BNY Mellon Small/Mid Cap Multi-strategy Fund and 1,545,741 Class M shares representing $19,079,264 were exchanged for 1,447,839 Investor shares for BNY Mellon International Fund.

See notes to financial statements.

94

	BNY Mellon Emerging Markets Fund		BNY Mellon International Equity Income Fund
	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020
Operations ($):
Investment income—net	1,092,244	5,665,977	1,092,085	6,623,040
Net realized gain (loss) on investments	25,383,362	(34,881,708)	(2,788,674)	(45,463,666)
Net change in unrealized appreciation (depreciation) on investments	141,842,117	116,763,338	17,476,419	15,497,296
Net Increase (Decrease) in Net Assets Resulting from Operations	168,317,723	87,547,607	15,779,830	(23,343,330)
Distributions ($):
Distributions to shareholders:
Class M	(10,234,104)	(10,330,776)	(2,522,126)	(9,649,821)
Investor Shares	(249,808)	(215,016)	(19,493)	(59,099)
Total Distributions	(10,483,912)	(10,545,792)	(2,541,619)	(9,708,920)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	96,005,451	91,858,079	1,374,751	22,537,087
Investor Shares	7,899,332	20,766,013	388,763	3,778,324
Distributions reinvested:
Class M	2,017,327	2,088,194	700,243	2,497,381
Investor Shares	200,582	166,806	15,225	39,436
Cost of shares redeemed:
Class M	(58,963,994)	(226,417,720)	(29,825,113)	(163,020,117)
Investor Shares	(6,256,432)	(22,270,231)	(544,835)	(4,970,540)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	40,902,266	(133,808,859)	(27,890,966)	(139,138,429)
Total Increase (Decrease) in Net Assets	198,736,077	(56,807,044)	(14,652,755)	(172,190,679)
Net Assets ($):
Beginning of Period	783,326,898	840,133,942	112,188,234	284,378,913
End of Period	982,062,975	783,326,898	97,535,479	112,188,234
Capital Share Transactions (Shares):
Class Ma
Shares sold	7,270,004	9,169,250	119,651	1,964,538
Shares issued for distributions reinvested	159,852	184,960	60,570	203,325
Shares redeemed	(4,747,065)	(22,917,374)	(2,547,374)	(15,418,621)
Net Increase (Decrease) in Shares Outstanding	2,682,791	(13,563,164)	(2,367,153)	(13,250,758)
Investor Shares[a]
Shares sold	627,054	1,933,524	31,752	302,962
Shares issued for distributions reinvested	15,465	14,367	1,298	3,184
Shares redeemed	(491,017)	(2,166,184)	(47,234)	(412,436)
Net Increase (Decrease) in Shares Outstanding	151,502	(218,293)	(14,184)	(106,290)

[a] During the period ended February 28, 2021, 561,956 Class M shares representing $6,846,207 were exchanged for 547,459 Investor shares for BNY Mellon Emerging Markets Fund and 32,177 Class M shares representing $388,763 were exchanged for 31,753 Investor shares for BNY Mellon International Equity Income Fund. During the period ended August 31, 2020, 1,773,014 Class M shares representing $18,495,965 were exchanged for 1,726,829 Investor shares for BNY Mellon Emerging Markets Fund and 308,163 Class M shares representing $3,793,990 were exchanged for 304,398 Investor shares for BNY Mellon International Equity Income Fund.

See notes to financial statements.

95

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Asset Allocation Fund
	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020
Operations ($):
Investment income—net	3,677,382	7,937,426
Net realized gain (loss) on investments	18,464,861	11,460,373
Net change in unrealized appreciation (depreciation) on investments	30,227,486	34,418,249
Net Increase (Decrease) in Net Assets Resulting from Operations	52,369,729	53,816,048
Distributions ($):
Distributions to shareholders:
Class M	(15,839,490)	(33,096,232)
Investor Shares	(192,739)	(450,050)
Total Distributions	(16,032,229)	(33,546,282)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	12,354,165	27,167,623
Investor Shares	828,566	1,973,930
Distributions reinvested:
Class M	8,482,228	19,452,763
Investor Shares	180,451	379,968
Cost of shares redeemed:
Class M	(29,465,283)	(57,485,644)
Investor Shares	(1,571,893)	(3,308,383)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(9,191,766)	(11,819,743)
Total Increase (Decrease) in Net Assets	27,145,734	8,450,023
Net Assets ($):
Beginning of Period	469,626,862	461,176,839
End of Period	496,772,596	469,626,862
Capital Share Transactions (Shares):
Class Ma
Shares sold	925,506	2,257,037
Shares issued for distributions reinvested	625,286	1,583,452
Shares redeemed	(2,207,693)	(4,886,059)
Net Increase (Decrease) in Shares Outstanding	(656,901)	(1,045,570)
Investor Shares[a]
Shares sold	62,426	165,383
Shares issued for distributions reinvested	13,207	30,744
Shares redeemed	(118,381)	(273,046)
Net Increase (Decrease) in Shares Outstanding	(42,748)	(76,919)

[a] During the period ended February 28, 2021, 42,627 Class M shares representing $557,066 were exchanged for 42,249 Investor shares and during the period ended August 31, 2020, 163,334 Class M shares representing $1,931,073 were exchanged for 161,941 Investor shares.

See notes to financial statements.

96

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

			Class M
	Six Months Ended		Year Ended August 31,
BNY Mellon Large Cap Stock Fund	February 28, 2021 (Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	5.61		5.36	6.50	6.25	5.67	5.92
Investment Operations:
Investment income—net [a]	.02		.06	.06	.07	.07	.08
Net realized and unrealized gain (loss) on investments	.35		.98	(.25)	1.00	.81	.34
Total from Investment Operations	.37		1.04	(.19)	1.07	.88	.42
Distributions:
Dividends from investment income—net	(.02)		(.06)	(.07)	(.06)	(.07)	(.08)
Dividends from net realized gain on investments	(.58)		(.73)	(.88)	(.76)	(.23)	(.59)
Total Distributions	(.60)		(.79)	(.95)	(.82)	(.30)	(.67)
Net asset value, end of period	5.38		5.61	5.36	6.50	6.25	5.67
Total Return (%)	6.98	[b]	21.31	(1.64)	18.31	16.12	7.31
Ratios/Supplemental Data (%)
Ratio of total expenses to average net assets	.91	[c]	.86	.84	.82	.84	.83
Ratio of net investment income to average net assets	.72	[c]	1.12	1.14	1.05	1.27	1.44
Portfolio Turnover Rate	22.85	[b]	47.12	53.52	48.73	46.36	49.82
Net Assets, end of period ($ x 1,000)	95,880		146,035	189,137	270,328	278,536	328,113

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

97

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended		Year Ended August 31,
BNY Mellon Large Cap Stock Fund	February 28, 2021 (Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	5.61		5.36	6.51	6.26	5.67	5.92
Investment Operations:
Investment income—net [a]	.01		.04	.05	.05	.06	.07
Net realized and unrealized gain (loss) on investments	.36		.99	(.27)	1.01	.82	.34
Total from Investment Operations	.37		1.03	(.22)	1.06	.88	.41
Distributions:
Dividends from investment income—net	(.01)		(.05)	(.05)	(.05)	(.06)	(.07)
Dividends from net realized gain on investments	(.58)		(.73)	(.88)	(.76)	(.23)	(.59)
Total Distributions	(.59)		(.78)	(.93)	(.81)	(.29)	(.66)
Net asset value, end of period	5.39		5.61	5.36	6.51	6.26	5.67
Total Return (%)	6.85	[b]	20.99	(2.03)	18.02	16.02	7.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16	[c]	1.11	1.09	1.07	1.09	1.08
Ratio of net investment income to average net assets	.45	[c]	.87	.89	.79	1.02	1.18
Portfolio Turnover Rate	22.85	[b]	47.12	53.52	48.73	46.36	49.82
Net Assets, end of period ($ x 1,000)	8,293		7,271	6,828	9,975	10,093	9,801

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

98

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	February 28, 2021 (Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	17.61	15.86	18.12	16.50	14.98	14.71
Investment Operations:
Investment income—net [a]	.08	.16	.15	.14	.16	.17
Net realized and unrealized gain (loss) on investments	2.17	2.91	(.35)	3.21	2.31	1.33
Total from Investment Operations	2.25	3.07	(.20)	3.35	2.47	1.50
Distributions:
Dividends from investment income—net	(.15)	(.17)	(.23)	(.23)	(.23)	(.15)
Dividends from net realized gain on investments	(.72)	(1.15)	(1.83)	(1.50)	(.72)	(1.08)
Total Distributions	(.87)	(1.32)	(2.06)	(1.73)	(.95)	(1.23)
Net asset value, end of period	18.99	17.61	15.86	18.12	16.50	14.98
Total Return (%)	13.03[b]	20.12	.69	21.44	17.13	10.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	.59[d]	.64	.64	.66	.65	.64
Ratio of net investment income to average net assets [c]	.87[d]	1.01	.96	.80	1.05	1.19
Portfolio Turnover Rate	8.04[b]	15.09	25.75	15.03	24.05	13.81
Net Assets, end of period ($ x 1,000)	419,851	326,268	308,921	349,960	336,659	344,867

a Based on average shares outstanding.

b Not annualized.

c Amount does not include the expenses of the underlying funds.

d Annualized.

See notes to financial statements.

99

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	February 28, 2021 (Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	18.10	16.28	18.53	16.84	15.28	14.98
Investment Operations:
Investment income—net [a]	.06	.12	.11	.10	.13	.14
Net realized and unrealized gain (loss) on investments	2.23	2.99	(.34)	3.28	2.35	1.35
Total from Investment Operations	2.29	3.11	(.23)	3.38	2.48	1.49
Distributions:
Dividends from investment income—net	(.12)	(.14)	(.19)	(.19)	(.20)	(.11)
Dividends from net realized gain on investments	(.72)	(1.15)	(1.83)	(1.50)	(.72)	(1.08)
Total Distributions	(.84)	(1.29)	(2.02)	(1.69)	(.92)	(1.19)
Net asset value, end of period	19.55	18.10	16.28	18.53	16.84	15.28
Total Return (%)	12.89[b]	19.76	.45	21.15	16.87	10.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	.84[d]	.89	.89	.91	.90	.89
Ratio of net investment income to average net assets [c]	.65[d]	.77	.71	.56	.81	.97
Portfolio Turnover Rate	8.04[b]	15.09	25.75	15.03	24.05	13.81
Net Assets, end of period ($ x 1,000)	11,255	5,538	6,949	6,598	6,511	6,081

a Based on average shares outstanding.

b Not annualized.

c Amount does not include the expenses of the underlying funds.

d Annualized.

See notes to financial statements.

100

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Income Stock Fund	February 28, 2021 (Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	7.34	8.70	9.78	9.29	8.72	8.57
Investment Operations:
Investment income—net [a]	.08	.20	.22	.21	.21	.21
Net realized and unrealized gain (loss) on investments	1.78	(.66)	(.33)	1.16	.83	.94
Total From Investment Operations	1.86	(.46)	(.11)	1.37	1.04	1.15
Distributions:
Dividends from investment income—net	(.09)	(.19)	(.21)	(.19)	(.19)	(.21)
Dividends from net realized gain on investments	-	(.71)	(.76)	(.69)	(.28)	(.79)
Total Distributions	(.09)	(.90)	(.97)	(.88)	(.47)	(1.00)
Net asset value, end of period	9.11	7.34	8.70	9.78	9.29	8.72
Total Return (%)	25.53[b]	(6.38)	(.36)	15.31	12.33	14.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83[c]	.81	.80	.80	.81	.81
Ratio of net expenses to average net assets	.83[c]	.81	.80	.80	.81	.81
Ratio of net investment income to average net assets	2.06[c]	2.53	2.47	2.17	2.28	2.54
Portfolio Turnover Rate	35.44[b]	78.02	59.45	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	539,776	578,269	930,683	1,185,755	1,185,723	1,068,292

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

101

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Income Stock Fund	February 28, 2021 (Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	7.44	8.82	9.90	9.39	8.81	8.63
Investment Operations:
Investment income—net [a]	.07	.19	.20	.18	.19	.19
Net realized and unrealized gain (loss) on investments	1.82	(.69)	(.33)	1.18	.84	.97
Total from Investment Operations	1.89	(.50)	(.13)	1.36	1.03	1.16
Distributions:
Dividends from investment income—net	(.08)	(.17)	(.19)	(.16)	(.17)	(.19)
Dividends from net realized gain on investments	-	(.71)	(.76)	(.69)	(.28)	(.79)
Total Distributions	(.08)	(.88)	(.95)	(.85)	(.45)	(.98)
Net asset value, end of period	9.25	7.44	8.82	9.90	9.39	8.81
Total Return (%)	25.57[b]	(6.77)	(.60)	15.08	12.02	14.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08[c]	1.06	1.05	1.05	1.06	1.06
Ratio of net expenses to average net assets	1.08[c]	1.06	1.05	1.05	1.06	1.06
Ratio of net investment income to average net assets	1.82[c]	2.26	2.24	1.92	2.03	2.27
Portfolio Turnover Rate	35.44[b]	78.02	59.45	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	13,151	12,282	23,913	31,625	28,204	16,094

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

102

		Class A
	Six Months Ended	Year Ended August 31,
BNY Mellon Income Stock Fund	February 28, 2021 (Unaudited)	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	7.34	8.71	9.79	9.30	8.72	8.42
Investment Operations:
Investment income—net [b]	.07	.17	.19	.18	.17	.05
Net realized and unrealized gain (loss) on investments	1.79	(.66)	(.33)	1.16	.86	.30
Total from Investment Operations	1.86	(.49)	(.14)	1.34	1.03	.35
Distributions:
Dividends from investment income—net	(.08)	(.17)	(.18)	(.16)	(.17)	(.05)
Dividends from net realized gain on investments	-	(.71)	(.76)	(.69)	(.28)	-
Total Distributions	(.08)	(.88)	(.94)	(.85)	(.45)	(.05)
Net asset value, end of period	9.12	7.34	8.71	9.79	9.30	8.72
Total Return (%) [c]	25.47[d]	(6.81)	(.64)	15.01	12.18	4.19[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.24[e]	1.21	1.10	1.10	1.11	1.15[e]
Ratio of net expenses to average net assets	1.15[e]	1.15	1.10	1.10	1.10	1.15[e]
Ratio of net investment income to average net assets	1.75[e]	2.18	2.20	1.89	2.01	1.96[e]
Portfolio Turnover Rate	35.44[d]	78.02	59.45	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	1,173	1,193	1,506	4,608	5,112	316

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

103

FINANCIAL HIGHLIGHTS (continued)

		Class C
	Six Months Ended	Year Ended August 31,
BNY Mellon Income Stock Fund	February 28, 2021 (Unaudited)	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	7.32	8.68	9.76	9.28	8.72	8.42
Investment Operations:
Investment income—net [b]	.04	.11	.12	.10	.12	.04
Net realized and unrealized gain (loss) on investments	1.78	(.65)	(.33)	1.16	.83	.30
Total from Investment Operations	1.82	(.54)	(.21)	1.26	.95	.34
Distributions:
Dividends from investment income—net	(.05)	(.11)	(.11)	(.09)	(.11)	(.04)
Dividends from net realized gain on investments	-	(.71)	(.76)	(.69)	(.28)	-
Total Distributions	(.05)	(.82)	(.87)	(.78)	(.39)	(.04)
Net asset value, end of period	9.09	7.32	8.68	9.76	9.28	8.72
Total Return (%) [c]	24.96[d]	(7.44)	(1.43)	14.07	11.22	4.00[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.94[e]	1.91	1.88	1.88	1.85	1.85[e]
Ratio of net expenses to average net assets	1.90[e]	1.90	1.88	1.88	1.81	1.85[e]
Ratio of net investment income to average net assets	1.02[e]	1.43	1.36	1.08	1.30	1.69[e]
Portfolio Turnover Rate	35.44[d]	78.02	59.45	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	654	747	1,158	826	1,143	10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

104

		Class I
	Six Months Ended	Year Ended August 31,
BNY Mellon Income Stock Fund	February 28, 2021 (Unaudited)	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	7.34	8.71	9.78	9.30	8.72	8.42
Investment Operations:
Investment income—net [b]	.08	.20	.22	.20	.21	.06
Net realized and unrealized gain (loss) on investments	1.78	(.67)	(.33)	1.16	.84	.30
Total from Investment Operations	1.86	(.47)	(.11)	1.36	1.05	.36
Distributions:
Dividends from investment income—net	(.09)	(.19)	(.20)	(.19)	(.19)	(.06)
Dividends from net realized gain on investments	-	(.71)	(.76)	(.69)	(.28)	-
Total Distributions	(.09)	(.90)	(.96)	(.88)	(.47)	(.06)
Net asset value, end of period	9.11	7.34	8.71	9.78	9.30	8.72
Total Return (%)	25.48[c]	(6.54)	(.28)	15.18	12.44	4.26[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90[d]	.87	.84	.83	.85	.86[d]
Ratio of net expenses to average net assets	.90[d]	.87	.84	.83	.85	.86[d]
Ratio of net investment income to average net assets	1.99[d]	2.51	2.41	2.13	2.30	2.71[d]
Portfolio Turnover Rate	35.44[c]	78.02	59.45	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	8,288	7,887	10,135	12,491	6,068	10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

105

FINANCIAL HIGHLIGHTS (continued)

		Class Y
	Six Months ended	Year Ended August 31,
BNY Mellon Income Stock Fund	February 28, 2021 (Unaudited)	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	7.33	8.70	9.78	9.29	8.72	8.42
Investment Operations:
Investment income—net [b]	.08	.20	.22	.20	.21	.06
Net realized and unrealized gain (loss) on investments	1.78	(.67)	(.33)	1.17	.83	.30
Total from Investment Operations	1.86	(.47)	(.11)	1.37	1.04	.36
Distributions:
Dividends from investment income—net	(.09)	(.19)	(.21)	(.19)	(.19)	(.06)
Dividends from net realized gain on investments	-	(.71)	(.76)	(.69)	(.28)	-
Total Distributions	(.09)	(.90)	(.97)	(.88)	(.47)	(.06)
Net asset value, end of period	9.10	7.33	8.70	9.78	9.29	8.72
Total Return (%)	25.56[c]	(6.51)	(.36)	15.31	12.33	4.26[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84[d]	.83	.82	.80	.81	.86[d]
Ratio of net expenses to average net assets	.84[d]	.83	.82	.80	.81	.86[d]
Ratio of net investment income to average net assets	2.06[d]	2.63	2.43	2.17	2.27	2.71[d]
Portfolio Turnover Rate	35.44[c]	78.02	59.45	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	679	541	382	12	11	10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

106

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	February 28, 2021 (Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	19.28	17.45	19.24	16.72	15.03	14.66
Investment Operations:
Investment income—net [a]	.03	.09	.08	.05	.07	.08
Net realized and unrealized gain (loss) on investments	4.26	2.36	(.63)	3.28	1.88	.96
Total from Investment Operations	4.29	2.45	(.55)	3.33	1.95	1.04
Distributions:
Dividends from investment income—net	(.08)	(.04)	(.05)	(.04)	(.10)	(.02)
Dividends from net realized gain on investments	(1.54)	(.58)	(1.19)	(.77)	(.16)	(.65)
Total Distributions	(1.62)	(.62)	(1.24)	(.81)	(.26)	(.67)
Net asset value, end of period	21.95	19.28	17.45	19.24	16.72	15.03
Total Return (%)	22.82[b]	14.24	(1.54)	20.48	13.12	7.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90[c]	.90	.89	.89	.90	.90
Ratio of net investment income to average net assets	.33[c]	.50	.45	.30	.45	.60
Portfolio Turnover Rate	17.83[b]	41.86	44.44	50.53	62.81	74.68
Net Assets, end of period ($ x 1,000)	2,664,129	2,433,885	2,610,739	3,358,399	2,788,133	2,433,012

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

107

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	February 28, 2021 (Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	18.90	17.13	18.90	16.45	14.79	14.45
Investment Operations:
Investment income—net [a]	.01	.04	.04	.01	.03	.05
Net realized and unrealized gain (loss) on investments	4.18	2.31	(.60)	3.22	1.86	.94
Total from Investment Operations	4.19	2.35	(.56)	3.23	1.89	.99
Distributions:
Dividends from investment income—net	(.04)	-	(.02)	(.01)	(.07)	-
Dividends from net realized gain on investments	(1.54)	(.58)	(1.19)	(.77)	(.16)	(.65)
Total Distributions	(1.58)	(.58)	(1.21)	(.78)	(.23)	(.65)
Net asset value, end of period	21.51	18.90	17.13	18.90	16.45	14.79
Total Return (%)	22.71[b]	13.93	(1.70)	20.13	12.89	7.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15[c]	1.15	1.14	1.14	1.15	1.15
Ratio of net investment income to average net assets	.07[c]	.26	.21	.05	.20	.34
Portfolio Turnover Rate	17.83[b]	41.86	44.44	50.53	62.81	74.68
Net Assets, end of period ($ x 1,000)	141,192	106,907	118,579	123,713	88,697	60,222

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

108

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	February 28, 2021 (Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	19.28	17.12	23.16	19.48	16.71	16.65
Investment Operations:
Investment income (loss)—net [a]	(.02)	.00[b]	.02	(.03)	.01	.01
Net realized and unrealized gain (loss) on investments	6.86	2.77	(3.16)	5.41	2.86	.68
Total from Investment Operations	6.84	2.77	(3.14)	5.38	2.87	.69
Distributions:
Dividends from investment income—net	-	(.03)	-	-	-	-
Dividends from net realized gain on investments	(.15)	(.58)	(2.90)	(1.70)	(.10)	(.63)
Total Distributions	(.15)	(.61)	(2.90)	(1.70)	(.10)	(.63)
Net asset value, end of period	25.97	19.28	17.12	23.16	19.48	16.71
Total Return (%)	35.53[c]	16.42	(11.94)	28.97	17.19	4.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02[d]	1.03	1.02	1.01	1.03	1.05
Ratio of net investment income (loss) to average net assets	(.15)[d]	.02	.10	(.15)	.05	.04
Portfolio Turnover Rate	32.62[c]	74.33	71.58	63.00	75.82	101.40
Net Assets, end of period ($ x 1,000)	825,247	466,531	405,350	625,344	507,703	389,890

Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

109

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	February 28, 2021 (Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	18.11	16.12	22.08	18.69	16.07	16.08
Investment Operations:
Investment (loss)—net [a]	(.04)	(.04)	(.02)	(.08)	(.04)	(.03)
Net realized and unrealized gain (loss) on investments	6.44	2.61	(3.04)	5.17	2.76	.65
Total from Investment Operations	6.40	2.57	(3.06)	5.09	2.72	.62
Distributions:
Dividends from net realized gain on investments	(.15)	(.58)	(2.90)	(1.70)	(.10)	(.63)
Net asset value, end of period	24.36	18.11	16.12	22.08	18.69	16.07
Total Return (%)	35.40[b]	16.20	(12.20)	28.62	16.94	4.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27[c]	1.28	1.27	1.26	1.28	1.30
Ratio of net investment (loss) to average net assets	(.39)[c]	(.22)	(.13)	(.40)	(.20)	(.21)
Portfolio Turnover Rate	32.62[b]	74.33	71.58	63.00	75.82	101.40
Net Assets, end of period ($ x 1,000)	29,102	20,474	18,823	25,022	19,641	14,285

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

110

			Class M
	Six Months Ended		Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	February 28, 2021 (Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	17.88		15.57	18.63	16.96	14.63	14.66
Investment Operations:
Investment income—net [a]	.06		.14	.10	.09	.11	.12
Net realized and unrealized gain (loss) on investments	1.50		3.29	(.53)	3.51	3.56	1.20
Total from Investment Operations	1.56		3.43	(.43)	3.60	3.67	1.32
Distributions:
Dividends from investment income—net	(.15)		(.13)	(.12)	(.07)	(.19)	(.11)
Dividends from net realized gain on investments	(1.24)		(.99)	(2.51)	(1.86)	(1.15)	(1.24)
Total Distributions	(1.39)		(1.12)	(2.63)	(1.93)	(1.34)	(1.35)
Net asset value, end of period	18.05		17.88	15.57	18.63	16.96	14.63
Total Return (%)	9.04	[b]	23.11	(.59)	22.62	27.04	9.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87	[c]	.87	.86	.86	.87	.87
Ratio of net investment income to average net assets	.71	[c]	.90	.66	.53	.72	.83
Portfolio Turnover Rate	14.25	[b]	43.62	78.12	45.29	62.39	48.25
Net Assets, end of period ($ x 1,000)	425,112		447,927	430,597	577,906	485,040	434,171

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

111

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended		Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	February 28, 2021 (Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	17.62		15.37	18.43	16.81	14.51	14.55
Investment Operations:
Investment income—net [a]	.04		.10	.07	.05	.07	.08
Net realized and unrealized gain (loss) on investments	1.47		3.24	(.53)	3.46	3.53	1.19
Total from Investment Operations	1.51		3.34	(.46)	3.51	3.60	1.27
Distributions:
Dividends from investment income—net	(.10)		(.10)	(.09)	(.03)	(.15)	(.07)
Dividends from net realized gain on investments	(1.24)		(.99)	(2.51)	(1.86)	(1.15)	(1.24)
Total Distributions	(1.34)		(1.09)	(2.60)	(1.89)	(1.30)	(1.31)
Net asset value, end of period	17.79		17.62	15.37	18.43	16.81	14.51
Total Return (%)	8.92	[b]	22.77	(.81)	22.24	26.75	9.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12	[c]	1.12	1.11	1.11	1.12	1.12
Ratio of net investment income to average net assets	.45	[c]	.67	.42	.32	.49	.59
Portfolio Turnover Rate	14.25	[b]	43.62	78.12	45.29	62.39	48.25
Net Assets, end of period ($ x 1,000)	9,108		7,968	7,153	11,658	5,947	4,206

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

112

			Class M
	Six Months Ended		Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	February 28, 2021 (Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	14.67		12.86	16.86	14.49	12.44	12.72
Investment Operations:
Investment income (loss)—net [a]	(.02)		.01	.01	(.01)	.01	.01
Net realized and unrealized gain (loss) on investments	3.69		2.32	(1.74)	3.86	2.09	.50
Total from Investment Operations	3.67		2.33	(1.73)	3.85	2.10	.51
Distributions:
Dividends from investment income—net	-		(.01)	-	(.00)[b]	(.01)	(.04)
Dividends from net realized gain on investments	(1.93)		(.51)	(2.27)	(1.48)	(.04)	(.75)
Total Distributions	(1.93)		(.52)	(2.27)	(1.48)	(.05)	(.79)
Net asset value, end of period	16.41		14.67	12.86	16.86	14.49	12.44
Total Return (%)	26.20	[c]	18.61	(9.13)	28.25	16.94	4.35
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	[d]	.95	.94	.93	.94	.95
Ratio of net investment income (loss) to average net assets	(.23)	[d]	.10	.08	(.05)	.10	.10
Portfolio Turnover Rate	28.81	[c]	57.41	68.52	61.78	79.45	99.45
Net Assets, end of period ($ x 1,000)	107,378		194,521	223,000	370,701	327,604	300,557

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

113

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended		Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	February 28, 2021 (Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	14.30		12.57	16.57	14.30	12.31	12.59
Investment Operations:
Investment (loss)—net [a]	(.03)		(.02)	(.02)	(.05)	(.02)	(.01)
Net realized and unrealized gain (loss) on investments	3.58		2.26	(1.71)	3.80	2.05	.48
Total from Investment Operations	3.55		2.24	(1.73)	3.75	2.03	.47
Distributions:
Dividends from net realized gain on investments	(1.93)		(.51)	(2.27)	(1.48)	(.04)	(.75)
Net asset value, end of period	15.92		14.30	12.57	16.57	14.30	12.31
Total Return (%)	26.03	[b]	18.32	(9.31)	27.87	16.55	4.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.23	[c]	1.20	1.19	1.18	1.19	1.20
Ratio of net investment (loss) to average net assets	(.42)	[c]	(.16)	(.17)	(.30)	(.17)	(.11)
Portfolio Turnover Rate	28.81	[b]	57.41	68.52	61.78	79.45	99.45
Net Assets, end of period ($ x 1,000)	1,623		2,164	2,064	4,258	3,227	1,697

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

114

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon International Fund	February 28, 2021 (Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.78	12.31	13.45	13.17	11.22	11.55
Investment Operations:
Investment income—net [a]	.04	.21	.31	.23	.19	.18
Net realized and unrealized gain (loss) on investments	1.64	.60	(1.20)	.26	1.98	(.35)
Total from Investment Operations	1.68	.81	(.89)	.49	2.17	(.17)
Distributions:
Dividends from investment income—net	(.31)	(.34)	(.25)	(.21)	(.22)	(.16)
Net asset value, end of period	14.15	12.78	12.31	13.45	13.17	11.22
Total Return (%)	13.20[b]	6.47	(6.50)	3.68	19.80	(1.49)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03[c]	1.03	1.02	1.02	1.04	1.03
Ratio of net investment income to average net assets	.60[c]	1.67	2.47	1.68	1.64	1.59
Portfolio Turnover Rate	26.70[b]	66.41	59.03	54.87	81.88	86.83
Net Assets, end of period ($ x 1,000)	580,003	552,883	897,080	1,124,632	1,076,444	1,007,752

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

115

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon International Fund	February 28, 2021 (Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.65	13.12	14.32	14.02	11.92	12.26
Investment Operations:
Investment income—net [a]	.03	.20	.29	.22	.20	.15
Net realized and unrealized gain (loss) on investments	1.74	.64	(1.27)	.26	2.10	(.37)
Total from Investment Operations	1.77	.84	(.98)	.48	2.30	(.22)
Distributions:
Dividends from investment income—net	(.27)	(.31)	(.22)	(.18)	(.20)	(.12)
Net asset value, end of period	15.15	13.65	13.12	14.32	14.02	11.92
Total Return (%)	13.03[b]	6.28	(6.74)	3.41	19.59	(1.78)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28[c]	1.28	1.27	1.27	1.29	1.28
Ratio of net investment income to average net assets	.35[c]	1.53	2.20	1.44	1.53	1.25
Portfolio Turnover Rate	26.70[b]	66.41	59.03	54.87	81.88	86.83
Net Assets, end of period ($ x 1,000)	15,330	14,473	16,755	19,963	18,145	11,553

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

116

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Emerging Markets Fund	February 28, 2021 (Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	11.35	10.14	10.72	11.23	8.96	7.98
Investment Operations:
Investment income—net [a]	.02	.07	.14	.11	.08	.09
Net realized and unrealized gain (loss) on investments	2.44	1.27	(.64)	(.53)	2.26	.96
Total from Investment Operations	2.46	1.34	(.50)	(.42)	2.34	1.05
Distributions:
Dividends from investment income—net	(.15)	(.13)	(.08)	(.09)	(.07)	(.07)
Net asset value, end of period	13.66	11.35	10.14	10.72	11.23	8.96
Total Return (%)	21.82[b]	13.24	(4.68)	(3.76)	26.36	13.35
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.38[c]	1.39	1.39	1.39	1.40	1.44
Ratio of net investment income to average net assets	.26[c]	.71	1.37	.96	.84	1.10
Portfolio Turnover Rate	23.52[b]	34.44	90.09	80.86	91.81	103.60
Net Assets, end of period ($ x 1,000)	954,719	762,408	819,164	922,117	904,774	693,652

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

117

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Emerging Markets Fund	February 28, 2021 (Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	11.64	10.41	11.01	11.53	9.20	8.17
Investment Operations:
Investment income—net [a]	.00[b]	.04	.12	.09	.07	.07
Net realized and unrealized gain (loss) on investments	2.53	1.30	(.67)	(.54)	2.31	1.00
Total from Investment Operations	2.53	1.34	(.55)	(.45)	2.38	1.07
Distributions:
Dividends from investment income—net	(.13)	(.11)	(.05)	(.07)	(.05)	(.04)
Net asset value, end of period	14.04	11.64	10.41	11.01	11.53	9.20
Total Return (%)	21.81[c]	12.85	(4.99)	(3.93)	26.05	13.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.63[d]	1.64	1.64	1.64	1.65	1.69
Ratio of net investment income to average net assets	.02[d]	.36	1.10	.74	.69	.85
Portfolio Turnover Rate	23.52[c]	34.44	90.09	80.86	91.81	103.60
Net Assets, end of period ($ x 1,000)	27,344	20,919	20,970	20,257	17,970	11,263

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

118

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon International Equity Income Fund	February 28, 2021 (Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	11.27	12.20	13.86	14.20	12.35	11.92
Investment Operations:
Investment income—net [a]	.13	.37	.59	.57	.42	.34
Net realized and unrealized gain (loss) on investments	1.77	(.82)	(1.69)	(.32)	1.84	.41
Total from Investment Operations	1.90	(.45)	(1.10)	.25	2.26	.75
Distributions:
Dividends from investment income—net	(.28)	(.48)	(.56)	(.59)	(.41)	(.32)
Net asset value, end of period	12.89	11.27	12.20	13.86	14.20	12.35
Total Return (%)	17.02[b]	(3.94)	(7.98)	1.63	18.72	6.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21[c]	1.14	1.07	1.08	1.09	1.09
Ratio of net investment income to average net assets	2.15[c]	3.05	4.53	3.92	3.27	2.85
Portfolio Turnover Rate	25.77[b]	55.03	45.49	54.20	46.42	78.17
Net Assets, end of period ($ x 1,000)	96.657	111,258	282,061	360,816	367,829	282,609

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

119

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon International Equity Income Fund	February 28, 2021 (Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	11.42	12.35	14.00	14.36	12.47	11.97
Investment Operations:
Investment income—net [a]	.12	.36	.53	.54	.62	.23
Net realized and unrealized gain (loss) on investments	1.78	(.85)	(1.67)	(.34)	1.57	.52
Total from Investment Operations	1.90	(.49)	(1.14)	.20	2.19	.75
Distributions:
Dividends from investment income—net	(.26)	(.44)	(.51)	(.56)	(.30)	(.25)
Net asset value, end of period	13.06	11.42	12.35	14.00	14.36	12.47
Total Return (%)	16.90[b]	(4.15)	(8.21)	1.27	17.87	6.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.46[c]	1.39	1.32	1.33	1.37	1.34
Ratio of net investment income to average net assets	1.99[c]	2.97	4.09	3.78	4.13	1.92
Portfolio Turnover Rate	25.77[b]	55.03	45.49	54.20	46.42	78.17
Net Assets, end of period ($ x 1,000)	879	930	2,318	1,627	2,135	765

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

120

			Class M
	Six Months Ended		Year Ended August 31,
BNY Mellon Asset Allocation Fund	February 28, 2021 (Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.88		12.27	13.16	12.30	11.30	11.51
Investment Operations:
Investment income—net [a]	.10		.21	.19	.17	.18	.17
Net realized and unrealized gain (loss) on investments	1.36		1.31	(.33)	1.26	1.12	.39
Total from Investment Operations	1.46		1.52	(.14)	1.43	1.30	.56
Distributions:
Dividends from investment income—net	(.15)		(.23)	(.26)	(.21)	(.20)	(.19)
Dividends from net realized gain on investments	(.30)		(.68)	(.49)	(.36)	(.10)	(.58)
Total Distributions	(.45)		(.91)	(.75)	(.57)	(.30)	(.77)
Net asset value, end of period	13.89		12.88	12.27	13.16	12.30	11.30
Total Return (%)	11.45	[b]	12.78	(.44)	11.86	11.73	5.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	.40	[d]	.39	.39	.38	.38	.37
Ratio of net expenses to average net assets [c]	.33	[d]	.31	.31	.29	.30	.27
Ratio of net investment income to average net assets [c]	1.54	[d]	1.76	1.55	1.33	1.51	1.52
Portfolio Turnover Rate	11.12	[b]	35.71	28.14	20.66	27.34	23.99
Net Assets, end of period ($ x 1,000)	490,421		463,184	454,093	489,598	460,142	444,399

a Based on average shares outstanding.

b Not annualized.

c Amount does not include the expenses of the underlying funds.

d Annualized.

See notes to financial statements.

121

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended		Year Ended August 31,
BNY Mellon Asset Allocation Fund	February 28, 2021 (Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.00		12.37	13.25	12.39	11.38	11.58
Investment Operations:
Investment income—net [a]	.09		.18	.13	.14	.15	.14
Net realized and unrealized gain (loss) on investments	1.36		1.32	(.29)	1.26	1.14	.40
Total from Investment Operations	1.45		1.50	(.16)	1.40	1.29	.54
Distributions:
Dividends from investment income—net	(.13)		(.19)	(.23)	(.18)	(.18)	(.16)
Dividends from net realized gain on investments	(.30)		(.68)	(.49)	(.36)	(.10)	(.58)
Total Distributions	(.43)		(.87)	(.72)	(.54)	(.28)	(.74)
Net asset value, end of period	14.02		13.00	12.37	13.25	12.39	11.38
Total Return (%)	11.27	[b]	12.51	(.63)	11.50	11.49	4.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	.65	[d]	.64	.64	.63	.63	.62
Ratio of net expenses to average net assets [c]	.58	[d]	.56	.56	.54	.55	.52
Ratio of net investment income to average net assets [c]	1.28	[d]	1.52	1.09	1.06	1.22	1.25
Portfolio Turnover Rate	11.12	[b]	35.71	28.14	20.66	27.34	23.99
Net Assets, end of period ($ x 1,000)	6,352		6,443	7,083	6,959	6,745	5,131

a Based on average shares outstanding.

b Not annualized.

c Amount does not include the expenses of the underlying funds.

d Annualized.

See notes to financial statements.

122

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-three series, including the following diversified funds: BNY Mellon Large Cap Stock Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund and the following non-diversified fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Large Cap Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund seek capital appreciation. BNY Mellon Income Stock Fund and BNY Mellon International Equity Income Fund seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund seeks long-term capital appreciation. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain administrative services. Walter Scott & Partners Limited (“Walter Scott”), also a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s sub-investment adviser with respect to the U.S. Large Cap Equity Strategy of the fund. Boston Partners Global Investors, Inc. (“Boston Partners”), and Geneva Capital Management LLC (“Geneva”), serve as BNY Mellon Mid Cap Multi-Strategy Fund’s sub-investment adviser with respect to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares.

On February 10, 2021, BNY Mellon Investment Management announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”), portfolio managers responsible for managing a fund’s investments or a portion of a fund’s portfolio allocated to an equity strategy who are employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, the funds’ investment adviser, will become employees of Newton Investment Management North America, LLC (“Newton”), which, like Mellon, will be an affiliate of the Adviser, and will no longer be employees of Mellon. Consequently, effective as of the Effective Date and subject to the approval of the Trust’s Board of Trustees (the “Board”), the Adviser will engage Newton to serve as such fund’s sub-adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton. As the funds’ sub-adviser, Newton will provide the day-to-day management of the funds’ investments, subject to the Adviser’s supervision and approval. It is currently anticipated that the funds’ portfolio managers who are responsible for the day-to-day management of the respective funds’ investments or a portion of such funds’ portfolio allocated to an equity strategy will continue to so manage the funds’ investments as of the Effective Date. It is also currently anticipated that there will be no material changes to a fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of Newton as the fund’s sub-adviser. The Adviser (and not the funds) will pay Newton for its sub-advisory services.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor and for BNY Mellon Income Stock Fund only Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares

123

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

BNY Mellon Asset Allocation Fund: Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

124

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S Treasury Bills are valued at the mean price between quoted prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 28, 2021 in valuing each fund’s investments:

(b) Foreign currency transactions: BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: Each relevant fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the funds invest. These foreign taxes, if any, are paid by the funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of February 28, 2021, if any, are disclosed in the funds’ Statements of Assets and Liabilities.

125

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 1—Fair Value Measurements
	Investments in Securities†
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Large Cap Stock Fund
Equity Securities— Common Stocks	105,425,172	-	-	-	-	-	105,425,172
Investment Companies	309,480	-	-	-	-	-	309,480
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Equity Securities— Common Stocks	219,947,449	-	-	-	-	-	219,947,449
Investment Companies	211,128,227	-	-	-	-	-	211,128,227
BNY Mellon Income Stock Fund
Convertible Bonds	10,520,073	-	-	-	-	-	10,520,073
Equity Securities— Common Stocks	538,965,252	-	-	-	-	-	538,965,252
Investment Companies	20,688,425	-	-	-	-	-	20,688,425
Other Financial Instruments:
Options Written	-	(192,953)	-	-	-	-	(192,953)
BNY Mellon Mid Cap Multi-Strategy Fund
Equity Securities— Common Stocks	2,771,644,420	-	-	-	-	-	2,771,644,420
Exchange-Traded Funds	14,195,414	-	-	-	-	-	14,195,414
Investment Companies	46,638,388	-	-	-	-	-	46,638,388
BNY Mellon Small Cap Multi-Strategy Fund
Equity Securities— Common Stocks	822,088,571	-	-	-	-	-	822,088,571
Exchange-Traded Funds	1,423,221	-	-	-	-	-	1,423,221
Investment Companies	48,447,743	-	-	-	-	-	48,447,743
BNY Mellon Focused Equity Opportunities Fund
Equity Securities— Common Stocks	430,883,434						430,883,434
Investment Companies	3,590,924	-	-	-	-	-	3,590,924
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Equity Securities— Common Stocks	106,845,979	-	-	-	-	-	106,845,979
Exchange-Traded Funds	577,867	-	-	-	-	-	577,867
Investment Companies	4,271,488	-	-	-	-	-	4,271,488
BNY Mellon International Fund
Equity Securities— Common Stocks	584,837,158	-	-	-	-	-	584,837,158
Exchange-Traded Funds	1,926,850	-	-	-	-	-	1,926,850
Investment Companies	8,976,519	-	-	-	-	-	8,976,519

126

Table 1—Fair Value Measurements (continued)
	Investments in Securities†
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Emerging Markets Fund
Equity Securities— Common Stocks	933,759,128	-		-	-	-	933,759,128
Equity Securities— Preferred Stocks	9,418,757	-	-	-	-	-	9,418,757
Exchange-Traded Funds	16,633,519	-	-	-	-	-	16,633,519
Investment Companies	30,563,612	-	-	-	-	-	30,563,612
BNY Mellon International Equity Income Fund
Equity Securities— Common Stocks	94,826,794	-	-	-	-	-	94,826,794
Equity Securities— Preferred Stocks	382,104	-	-	-	-	-	382,104
Exchange-Traded Funds	197,607	-	-	-	-	-	197,607
Investment Companies	710,444	-	-	-	-	-	710,444
BNY Mellon Asset Allocation Fund
Commercial Mortgage-Backed	-	-	1,152,027	-	-	-	1,152,027
Corporate Bonds	-	-	28,275,788	-	-	-	28,275,788
Equity Securities— Common Stocks	120,416,113	-	-	-	-	-	120,416,113
Equity Securities— Preferred Stocks	379,650	-	-	-	-	-	379,650
Investment Companies	314,516,955	-	-	-	-	-	314,516,955
Municipal Securities	-	-	4,534,874	-	-	-	4,534,874
U.S. Government Agencies Mortgage-Backed	-	-	17,514,776	-	-	-	17,514,776
U.S. Treasury Securities	-	-	11,391,327	-	-	-	11,391,327

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the

127

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 2 summarizes the amount The Bank of New York Mellon earned from each fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended February 28, 2021.

Table 2—Securities Lending Agreement

BNY Mellon Large Cap Stock Fund	$ 310
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	529
BNY Mellon Income Stock Fund	2,168
BNY Mellon Mid Cap Multi-Strategy Fund	36,866
BNY Mellon Small Cap Multi-Strategy Fund	60,154
BNY Mellon Focused Equity Opportunities Fund	1,264
BNY Mellon Small/Mid Cap Multi-Strategy Fund	3,882
BNY Mellon International Fund	902
BNY Mellon Emerging Markets Fund	2,255
BNY Mellon International Equity Income Fund	610
BNY Mellon Asset Allocation Fund	119

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are defined as “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which BNY Mellon Large Cap Stock Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund and BNY Mellon Asset Allocation Fund investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund invest in foreign markets which may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent each fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase each fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

BNY Mellon Asset Allocation Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

(f) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund normally declare and pay dividends from investment income-net monthly. BNY Mellon International Equity Income Fund normally declares and pays dividends from investment income-net quarterly. BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-

128

Strategy Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund normally declare and pay dividends from investment income-net annually. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2021, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 28, 2021, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 3 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, realized subsequent to August 31, 2020.

Table 4 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2020. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848)-Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on BNY Mellon Asset Allocation fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

129

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Table 3—Capital Loss Carryover
	Short-Term Losses ($)†	Long-Term Losses ($)†
			Total ($)

BNY Mellon International Fund	32,878,194	50,925,205	83,803,399
BNY Mellon Emerging Markets Fund	264,748,989	201,273,668	466,022,657
BNY Mellon International Equity Income Fund	36,711,835	40,534,412	77,246,247

† These capital losses can be carried forward for an unlimited period.

Table 4— Tax Character of Distributions Paid
	2020
	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Large Cap Stock Fund	2,001,083	23,571,186
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	3,436,575	22,166,638
BNY Mellon Income Stock Fund	24,319,994	71,826,543
BNY Mellon Mid Cap Multi-Strategy Fund	5,249,653	88,833,071
BNY Mellon Small Cap Multi-Strategy Fund	603,688	13,811,767
BNY Mellon Focused Equity Opportunities Fund	4,356,243	25,601,420
BNY Mellon Small/Mid Cap Multi-Strategy Fund	152,991	8,473,128
BNY Mellon International Fund	24,173,104	-
BNY Mellon Emerging Markets Fund	10,545,792	-
BNY Mellon International Equity Income Fund	9,708,920	-
BNY Mellon Asset Allocation Fund	8,605,175	24,941,107

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $135 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2021, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon Asset Allocation Fund, did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2021 for BNY Mellon Large Cap Stock Fund was approximately $193,923, with a related weighted average annualized interest rate of 1.25%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2021 for BNY Mellon Income Stock Fund was approximately $207,182, with a related weighted average annualized interest rate of 1.26%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2021 for BNY Mellon Focused Equity Opportunities Fund was approximately $358,564, with a related weighted average annualized interest rate of 1.12%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2021 for BNY Mellon International Equity Fund was approximately $132,597, with a related weighted average annualized interest rate of 1.10%.

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NOTE 3—Investment Advisory Fee, Administration Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Multi-Strategy Fund, .85% of BNY Mellon Small Cap Multi-Strategy Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .75% of BNY Mellon Small/Mid Cap Multi-Strategy Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .85% of BNY Mellon International Equity Income Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon Income Stock Fund, the Adviser has contractually agreed, from September 1, 2020 through June 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. On or after June 1, 2021, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $631 during the period ended February 28, 2021.

For BNY Mellon Asset Allocation Fund, the Adviser has contractually agreed, from September 1, 2020 through December 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the total annual fund operating expenses of neither class (including indirect fees, and expense of the underlying funds, but excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .87% of the value of the fund’s average daily net assets. On or after December 31, 2021, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $184,897 during the period ended February 28, 2021.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

No administration fee is applied to assets held by BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund which are invested in shares of other underlying funds.

No administration fee is applied to assets held by BNY Mellon Asset Allocation Fund which are invested in cash or money market instruments or shares of other underlying funds.

Pursuant to a sub-investment advisory agreement between the Adviser and Walter Scott, the Adviser pays Walter Scott a monthly fee at an annual rate of .41% of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s average daily net assets allocated to the U.S. Large Cap Equity Strategy.

Pursuant to separate sub-investment advisory agreements, Geneva and Boston Partners serve as a sub-investment adviser responsible for the day-to-day management of their respective portion of BNY Mellon Mid Cap Multi-Strategy Fund’s portfolio. The Adviser pays Boston Partners and Geneva separate monthly fees at an annual percentage of BNY Mellon Mid Cap Multi-Strategy Fund’s average daily net assets allocated to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the funds may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the funds to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended February 28, 2021, the Distributor retained $34 from commissions earned on sales of BNY Mellon Income Stock Fund Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares of BNY Mellon Income Stock Fund pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 28, 2021, Class C shares were charged $2,712 pursuant to the Distribution Plan.

Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. BNY Mellon Income Stock Fund has also adopted a Shareholder Services Plan with respect to its Class A and Class C shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares, and BNY Mellon Income Stock Fund pays the Distributor at an annual rate of .25% of the value of its Class A and Class C shares, based on the respective fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 5 summarizes the amounts Investor, Class A and Class C shares were charged during the period ended February 28, 2021, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 5—Shareholder Services Plan Fees

BNY Mellon Large Cap Stock Fund	$ 9,792
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	12,042
BNY Mellon Income Stock Fund
Investor Shares	15,699
Class A	1,421
Class C	904
BNY Mellon Mid Cap Multi-Strategy Fund	158,079
BNY Mellon Small Cap Multi-Strategy Fund	30,438
BNY Mellon Focused Equity Opportunities Fund	10,494
BNY Mellon Small/Mid Cap Multi-Strategy Fund	2,665
BNY Mellon International Fund	19,695
BNY Mellon Emerging Markets Fund	30,853
BNY Mellon International Equity Income Fund	1,001
BNY Mellon Asset Allocation Fund	7,741

The funds have an arrangement with the transfer agent whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the funds include net earnings credits, if any, as shareholder servicing costs in the Statements of Operations.

The funds have an arrangement with the custodian whereby the funds will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the funds include this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

Each fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency services for BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares and cash management services inclusive of earnings credits, if any, for the funds. The majority of transfer agency fees for BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust, excluding BNY Mellon Income Stock Fund, Class A, Class C, Class I and Class Y shares. Table 6 summarizes the amount each fund was charged during the period ended February 28, 2021, which is included in Shareholder servicing costs in the Statements of Operations.

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Table 6—Transfer Agency Agreement Fees

BNY Mellon Large Cap Stock Fund	$ 43
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	23
BNY Mellon Income Stock Fund	1,462
BNY Mellon Mid Cap Multi-Strategy Fund	535
BNY Mellon Small Cap Multi-Strategy Fund	214
BNY Mellon Focused Equity Opportunities Fund	32
BNY Mellon Small/Mid Cap Multi-Strategy Fund	25
BNY Mellon International Fund	64
BNY Mellon Emerging Markets Fund	69
BNY Mellon International Equity Income Fund	16
BNY Mellon Asset Allocation Fund	32

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 7 summarizes the amount each fund was charged during the period ended February 28, 2021 pursuant to the custody agreement.

Table 7—Custody Agreement Fees

BNY Mellon Large Cap Stock Fund	$ 18,369
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	1,362
BNY Mellon Income Stock Fund	7,364
BNY Mellon Mid Cap Multi-Strategy Fund	32,727
BNY Mellon Small Cap Multi-Strategy Fund	23,317
BNY Mellon Focused Equity Opportunities Fund	5,848
BNY Mellon Small/Mid Cap Multi-Strategy Fund	10,862
BNY Mellon International Fund	47,675
BNY Mellon Emerging Markets Fund	298,754
BNY Mellon International Equity Income Fund	51,949
BNY Mellon Asset Allocation Fund	6,231

Table 8 summarizes the amount each fund was charged for services performed by the Chief Compliance Officer and his staff, during the period ended February 28, 2021.

Table 8—Chief Compliance Officer Fees

BNY Mellon Large Cap Stock Fund	$ 7,299
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	10,219
BNY Mellon Income Stock Fund	7,299
BNY Mellon Mid Cap Multi-Strategy Fund	11,679
BNY Mellon Small Cap Multi-Strategy Fund	7,299
BNY Mellon Focused Equity Opportunities Fund	7,299
BNY Mellon Small/Mid Cap Multi-Strategy Fund	7,299
BNY Mellon International Fund	7,299
BNY Mellon Emerging Markets Fund	7,299
BNY Mellon International Equity Income Fund	7,299
BNY Mellon Asset Allocation Fund	8,759

Table 9 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts and options transactions, during the period ended February 28, 2021.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 9—Due to/from BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Distribution Plan Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Transfer Agency Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Large Cap Stock Fund	56,151	10,641	-	1,629	10,484	2,621	17	-
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	146,042	21,432	-	2,190	1,591	3,669	8	-
BNY Mellon Income Stock Fund	285,138	54,034	380	2,825	6,428	2,621	446	(102)
BNY Mellon Mid Cap Multi-Strategy Fund	1,638,928	269,167	-	27,358	18,157	4,193	170	-
BNY Mellon Small Cap Multi-Strategy Fund	554,623	80,372	-	5,675	12,856	2,621	60	-
BNY Mellon Focused Equity Opportunities Fund	235,786	41,490	-	1,771	3,798	2,621	8	-
BNY Mellon Small/Mid Cap Multi-Strategy Fund	64,901	10,659	-	335	8,240	2,621	9	-
BNY Mellon International Fund	395,759	53,322	-	3,040	33,248	2,621	20	-
BNY Mellon Emerging Markets Fund	891,333	88,692	-	5,483	203,413	2,621	20	-
BNY Mellon International Equity Income Fund	65,578	8,830	-	169	40,201	2,621	4	-
BNY Mellon Asset Allocation Fund	131,297	17,591	-	1,238	3,150	3,145	17	-

Table 10—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Large Cap Stock Fund	30,206,687	86,561,543
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	89,412,226	30,032,173
BNY Mellon Income Stock Fund	194,479,251	357,107,570
BNY Mellon Mid Cap Multi-Strategy Fund	461,409,862	735,664,327
BNY Mellon Small Cap Multi-Strategy Fund	350,256,837	199,555,247
BNY Mellon Focused Equity Opportunities Fund	61,493,344	121,790,282
BNY Mellon Small/Mid Cap Multi-Strategy Fund	40,397,732	156,961,945
BNY Mellon International Fund	149,977,157	188,816,309
BNY Mellon Emerging Markets Fund	221,662,083	198,566,493
BNY Mellon International Equity Income Fund	25,499,850	54,483,546
BNY Mellon Asset Allocation Fund	52,433,233	57,107,157

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each relevant fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by each relevant fund during the period ended February 28, 2021 is discussed below.

Options Transactions: BNY Mellon Income Stock Fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment. The fund is subject to market risk, in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation)

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to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at February 28, 2021 are set forth in the Statement of Option Written.

Forward Foreign Currency Exchange Contracts: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund enter into forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of their investment strategies. When executing forward contracts, each fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, each fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, each fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statements of Operations. Each fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. Each fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between each fund and the counterparty and the posting of collateral, if any, by the counterparty to each fund to cover the funds’ exposure to the counterparty. At February 28, 2021, there were no forward contracts outstanding for BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund.

Table 11 summarizes each relevant fund’s average market value of derivatives outstanding during the period ended February 28, 2021.

Table 11—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon Income Stock Fund Equity options contracts	85,953
BNY Mellon International Fund Forward contracts	1,081,725
BNY Mellon Emerging Markets Fund Forward contracts	1,234,758
BNY Mellon International Equity Income Fund Forward contracts	170,847

Table 12 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments inclusive of derivative contracts for each fund at February 28, 2021.

At February 28, 2021, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 12—Accumulated Net Unrealized Appreciation (Depreciation)
	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Large Cap Stock Fund	41,140,920	1,786,588	39,354,332
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	179,847,561	238,662	179,608,899
BNY Mellon Income Stock Fund	150,028,208	2,374,320	147,653,888
BNY Mellon Mid Cap Multi-Strategy Fund	1,403,001,942	10,297,492	1,392,704,450
BNY Mellon Small Cap Multi-Strategy Fund	270,598,986	9,138,165	261,460,821
BNY Mellon Focused Equity Opportunities Fund	170,348,052	2,585,442	167,762,610
BNY Mellon Small/Mid Cap Multi-Strategy Fund	45,260,564	812,426	44,448,138
BNY Mellon International Fund	91,718,610	44,315,847	47,402,763
BNY Mellon Emerging Markets Fund	425,287,942	32,564,002	392,723,940
BNY Mellon International Equity Income Fund	22,141,553	4,583,884	17,557,669
BNY Mellon Asset Allocation Fund	125,754,303	1,884,207	123,870,096

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For More Information

The BNY Mellon Funds
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub Adviser
Walter Scott & Partners Limited
One Charlotte Square
Edinburgh, Scotland, UK
Geneva Capital Management LLC
100 East Wisconsin Avenue
Suite 2550,
Milwaukee, WI 53202

Boston Partners Global Investors, Inc.
One Grand Central Place
60 East 42nd Street – Suite 1550
New York, NY 10165

Administrator
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:
BNY Mellon Large Cap Stock Fund	Class M: MPLCX	Investor: MILCX
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Class M: MTSMX	Investor: MTSIX
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX	Class A: BMIAX	Class C: BMISX	Class I: BMIIX	Class Y: BMIYX
BNY Mellon Mid Cap Multi-Strategy Fund	Class M: MPMCX	Investor: MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	Class M: MPSSX	Investor: MISCX
BNY Mellon Focused Equity Opportunities Fund	Class M: MFOMX	Investor: MFOIX
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Class M: MMCMX	Investor: MMCIX
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX
BNY Mellon International Equity Income Fund	Class M: MLIMX	Investor: MLIIX
BNY Mellon Asset Allocation Fund	Class M: MPBLX	Investor: MIBLX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation	MFTSA0221-EQ

The BNY Mellon Funds

BNY Mellon Bond Fund

BNY Mellon Intermediate Bond Fund

BNY Mellon Corporate Bond Fund

BNY Mellon Short-Term U.S. Government Securities Fund

SEMIANNUAL REPORT February 28, 2021

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period of September 1, 2020 through February 28, 2021, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2021, BNY Mellon Bond Fund’s Class M shares produced a total return of -0.78%, and Investor shares produced a total return of -0.92%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), produced a total return of -1.55% for the same period.2

Bonds produced marginally negative results over the six months after the yield curve steepened the final months of the period. The fund produced higher returns than the Index, due in part to positive allocation and duration effects within corporate debt and Treasuries.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. BNY Mellon Investment Adviser, Inc. (“BNYM Investment Adviser”) actively manages the fund’s bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. BNYM Investment Adviser will use other techniques in an attempt to manage market risk and duration.

The fund’s investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNYM Investment Adviser.3 Investments in bonds may include government securities, corporate bonds, mortgage-related securities and municipal securities. Generally, the average effective duration of the fund’s portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund’s portfolio or on the maturities of the individual bonds the fund may purchase. A bond’s maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates.

Interest Rate Changes Drive Market Activity

Risk assets rallied early in the period on continued support from central bank and governmental activity intended to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer and early fall, and lockdown measures eased, allowing economic activity to pick up in some parts of the world. Emerging market sovereign debt and some high yield debt recovered from March 2020 lows. Spreads generally continued to tighten until the late fall, when concerns about rising infection rates and renewed economic closures sparked renewed spread widening.

However, the tide turned in November 2020, when news of potential viable vaccines surfaced. Investor sentiment lifted, and a strong risk-on rally began, particularly in areas of the market that were hard hit by the pandemic, such as travel and leisure names, and low-quality and distressed debt. In January 2021, the U.S. Treasury yield curve steepened as rates on intermediate- and long-dated debt increased. In February 2021, the yield curve continued its steepening trend as investors anticipated economic reopening, and concerns surfaced about potential increases in inflation. Securities offering a hedge against inflation rallied, while long-dated Treasuries underperformed the broader market. High yield securities generally offered strong returns for the period, while some other higher-quality spread sectors ended up posting negative performance for the six months due to the rising rate environment in January and February 2021.

Allocation and Duration Decisions Bolster Relative Results

Returns were helped during the period by allocation and duration decisions within Treasuries and corporate debt. An underweight to Treasuries, as well as short duration positioning within the asset class, provided a tailwind to relative returns. Rates generally rose during the period. Interest rates and bond prices move in opposite directions. Short duration positioning dampened the relative effect of rising rates on the securities within the portfolio, and an underweight to the underperforming asset class was also beneficial. An overweight to corporate debt, which posted better relative performance than Treasuries for the six months, helped returns, as did shorter average duration positioning. Debt issued by industrial and financial companies was particularly helpful. From a yield curve positioning standpoint, underweight allocations to debt maturing in the years 2024, 2025, and 2036-2045 was additive. From a credit rating perspective, short duration positioning and an underweight to underperforming AAA rated credit boosted results, as did a generous overweight and short duration positioning within BBB rated credits.

Conversely, the fund’s positioning within debt issued by communications companies provided a headwind to results, as did duration positioning and issue selection among utilities companies, particularly natural gas companies. In addition, a lack of exposure to government-related agency debt also detracted from relative performance.

2

Constructively Positioned for a Changing Environment

Our team maintains a guarded outlook for taxable securities in the near term. We recognize that 2020 was a strong period for bond performance and believe that more muted returns are possible for the upcoming quarters. Spreads have already tightened significantly so we believe that the same degree of tightening potential may not occur in the upcoming reporting period as in the previous reporting period. We remain relatively cautious as it relates to interest-rate risk, as our opinion is that rates may go higher as the economy does better in the latter half of the year. We still think an overweight to corporate bonds is merited in the current environment because of the strong outlook for corporate profitability and the additional yield opportunity that corporate bonds may offer.

March 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

3 The fund may continue to own investment grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bond funds are subject generally to interest-rate, credit, liquidity, call and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2020 through February 28, 2021, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2021, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of -0.11%, and Investor shares produced a total return of -0.18%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Index (the “Index”), produced a total return of -0.63% for the same period.2

Intermediate-term bonds produced marginally negative results over the six months after the yield curve steepened the final months of the period. The fund produced higher returns than the Index, due in part to positive allocation and duration effects within corporate debt and Treasuries.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purpose, in bonds. BNY Mellon Investment Adviser, Inc. (“BNY Mellon Investment Adviser”) actively manages bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. BNY Mellon Investment Adviser will use other techniques in an attempt to manage market risk and duration.

The funds investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNY Mellon Investment Adviser.3 Investments in bonds may include government securities, corporate bonds and municipal securities. Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years. The fund may invest in individual bonds of any maturity or duration. A bond’s maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to change in interest rates.

Interest Rate Changes Drive Market Activity

Risk assets rallied early in the period on continued support from central bank and governmental activity intended to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer and early fall, and lockdown measures eased, allowing economic activity to pick up in some parts of the world. Emerging market sovereign debt and some high yield debt recovered from March 2020 lows. Spreads generally continued to tighten until the late fall, when concerns about rising infection rates and renewed economic closures sparked renewed spread widening.

However, the tide turned in November 2020, when news of potential viable vaccines surfaced. Investor sentiment lifted, and a strong risk-on rally began, particularly in areas of the market that were hard hit by the pandemic, such as travel and leisure names, and low-quality and distressed debt. In January 2021, the U.S. Treasury yield curve steepened as rates on intermediate- and long-dated debt increased. In February 2021, the yield curve continued its steepening trend as investors anticipated economic reopening, and concerns surfaced about potential increases in inflation. Securities offering a hedge against inflation rallied, while long-dated Treasuries underperformed the broader market. High yield securities generally offered strong returns for the period, while some other higher- quality spread sectors ended up posting negative performance for the six months due to the rising rate environment in January and February 2021.

Allocation and Duration Decisions Bolster Relative Results

Returns were helped during the period by allocation and duration decisions within Treasuries and corporate debt. An underweight to Treasuries, as well as short duration positioning within the asset class, provided a tailwind to relative returns. Rates generally rose during the period. Interest rates and bond prices move in opposite directions. Short duration positioning dampened the relative effect of rising rates on the securities within the portfolio, and an underweight to the underperforming asset class was also beneficial. An overweight to corporate debt, which posted better relative performance than Treasuries for the six months, helped returns, as did shorter average duration positioning. Debt issued by industrial and financial companies was particularly helpful. From a yield curve positioning standpoint, allocations to debt maturing in the years 2025-2029 was additive. From a credit rating perspective, short duration positioning and an underweight to underperforming AAA rated credit boosted results, as did a generous overweight to outperforming BBB rated credits.

Conversely, the fund’s positioning within debt issued by communications and consumer cyclical companies provided a headwind to results, as did long duration positioning and issue selection among utilities companies.

Constructively Positioned for a Changing Environment

Our team maintains a guarded outlook for taxable securities in the near term. We recognize that 2020 was a strong period for bond performance and believe that muted returns are possible for the upcoming quarters. Spreads have already tightened significantly so we believe that the same degree of tightening potential may not occur in the upcoming reporting period as in the previous reporting period. We remain relatively cautious as it relates to interest-rate risk, as our opinion is that rates may go higher as the economy does better in the latter half of the year.

4

We still think an overweight to corporate bonds is merited in the current environment because of the strong outlook for corporate profitability and the additional yield opportunity that corporate bonds may offer.

March 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. – The Bloomberg Barclays U.S. Intermediate Government/Credit Index is a broad-based, flagship benchmark that measures the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index. Investors cannot invest directly in any index.

3 The fund may continue to own investment grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2020 through February 28, 2021, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2021, BNY Mellon Corporate Bond Fund’s Class M shares produced a total return of 2.15%, and Investor shares produced a total return of 2.02%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Credit Index (the “Index”), produced a total return of 0.24%, and the Bloomberg Barclays U.S. Credit Index, the fund’s secondary benchmark (the “Secondary Index”), produced a total return of -0.47% for the same period.2,3

Investment grade, corporate-backed bonds produced varied results over the six months, depending on the maturity profile of the bond. Longer-dated securities generally underperformed their short- or intermediate-maturity counterparts. The fund produced higher returns than the Index and the Secondary Index, primarily due to allocation and issue selection decisions.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds. BNY Mellon Investment Adviser, Inc. (“BNYM Investment Adviser”) actively manages the fund’s bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. BNYM Investment Adviser will use other techniques in an attempt to manage market risk and duration.

The fund normally invests at least 80% of its assets in bonds rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNYM Investment Adviser, with at least 65% of such investment grade bonds issued by corporations or the U.S. government or its agencies.3

Generally, the average effective duration of the fund’s portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund’s portfolio or on the maturities of the individual bonds the fund may purchase. A bond’s maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates.

BNYM Investment Adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. In selecting corporate bonds for investment, the fund’s portfolio managers analyze fundamental metrics, including the issuer’s cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macroeconomic factors.

Interest Rate Changes Drive Market Activity

Risk assets rallied early in the period on continued support from central bank and governmental activity intended to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer and early fall, and lockdown measures eased, allowing economic activity to pick up in some parts of the world. Emerging market sovereign debt and some high yield debt recovered from March 2020 lows. Spreads generally continued to tighten until the late fall, when concerns about rising infection rates and renewed economic closures sparked renewed spread widening.

However, the tide turned in November 2020, when news of potential viable vaccines surfaced. Investor sentiment lifted, and a strong risk-on rally began, particularly in areas of the market that were hard hit by the pandemic, such as travel and leisure names, and low-quality and distressed debt. In January 2021, the U.S. Treasury yield curve steepened as rates on intermediate- and long-dated debt increased. In February 2021, the yield curve continued its steepening trend as investors anticipated economic reopening and concerns surfaced about potential increases in inflation. Securities offering a hedge against inflation rallied, while long-dated Treasuries underperformed the broader market. High yield securities generally offered strong returns for the period, while some other higher-quality spread sectors ended up posting negative performance for the six months due to the rising rate environment in January and February 2021.

Allocation and Issue Selection Decisions Drive Results

An overweight to corporate debt versus the index was a primary driver of outperformance. In addition, issue selection also contributed positively to returns, particularly among companies in the transportation and consumer non-cyclical industries. An overweight to financial companies was also beneficial. From a yield curve positioning standpoint, overweights to credits maturing in 2026-2029, along with issue selection within these maturity profiles, helped returns, as did an underweight to bonds maturing in 2025 and issue selection within that maturity group. From a credit rating perspective, an overweight to BBB rated debt, as well as issue selection within the rating category, was highly beneficial to fund performance. An overweight to A rated debt, as well as issue selection within that category, was also beneficial to fund performance.

Conversely, the fund’s duration positioning took away from performance. Longer duration positioning than the index constrained results, particularly among debt issued by industrials companies. Investments in bonds issued by utilities companies also hurt results. In addition, positioning within credits maturing in 2030 and 2021 provided a modest headwind to performance.

Constructively Positioned for a Changing Environment

Our team maintains a guarded outlook for taxable securities in the near term. We recognize that 2020 was a strong period for bond performance and believe that more muted returns are possible for the upcoming quarters. Spreads have already tightened significantly so we believe that the same degree of

6

tightening potential may not occur in the upcoming reporting period as in the previous reporting period. We remain relatively cautious as it relates to interest-rate risk, as our opinion is that rates may go higher as the economy does better in the latter half of the year. We still think an overweight to corporate bonds is merited in the current environment because of the strong outlook for corporate profitability and the additional yield opportunity that corporate bonds may offer.

March 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. – The Bloomberg Barclays U.S. Intermediate Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities constrained by maturity. The U.S. Intermediate Credit Index is a subset of the U.S. Credit Index, which feeds into the U.S. Government/Credit Index and U.S. Aggregate Index. Investors cannot invest directly in any index.

3 Source: Lipper Inc. – The Bloomberg Barclays U.S. Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies sovereigns, supranationals and local authorities. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, call and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

7

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2020 through February 28, 2021, as provided by Lawrence R. Dunn, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2021, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares produced a total return of -0.02%, and Investor shares produced a total return of -0.17%.1 In comparison, the Bloomberg Barclays U.S. Government 1-3 Year Bond Index (the “Index”), the fund’s benchmark, produced a total return of 0.05% for the same period.2

Short-term U.S. government securities produced modestly positive total returns over the six months in an environment of accommodative central bank policies. The fund underperformed its benchmark mainly due to positioning in Treasuries.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements. The fund may invest in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, generally we then seek to identify what we believe are potentially profitable sectors before they are widely perceived as such by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Interest Rate Changes Drive Market Activity

Risk assets rallied early in the period on continued support from central bank and governmental activity intended to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer and early fall, and lockdown measures eased, allowing economic activity to pick up in some parts of the world. Emerging market sovereign debt and some high yield debt recovered from March 2020 lows. Spreads generally continued to tighten until the late fall, when concerns about rising infection rates and renewed economic closures sparked renewed spread widening.

However, the tide turned in November 2020, when news of potential viable vaccines surfaced. Investor sentiment lifted, and a strong risk-on rally began, particularly in areas of the market that were hard hit by the pandemic, such as travel and leisure names, and low-quality and distressed debt. In January 2021, the U.S. Treasury yield curve steepened as rates on intermediate- and long-dated debt increased. In February 2021, the yield curve continued its steepening trend as investors anticipated economic reopening and concerns surfaced about potential increases in inflation. Securities offering a hedge against inflation rallied, while long-dated Treasuries underperformed the broader market. High yield securities generally offered strong returns for the period, while some other higher- quality spread sectors ended up posting negative performance for the six months due to the rising rate environment in January and February 2021.

Treasuries Weigh on Relative Results

The fund’s performance compared to the Index was constrained over the reporting period by its positioning in Treasuries. Despite periodic fluctuation, Treasury rates rose across much of the curve during the six months. The fund held a longer duration in Treasury securities than the Index, making the fund more sensitive than the Index to increases in interest rates. In addition, many of the fund’s Treasury positions had a maturity profile of three years, which rose more than bonds with shorter maturity profiles.

Conversely, positioning within mortgage securities was helpful to performance as mortgage spreads compressed throughout the period. Exposure to taxable municipal securities also provided a tailwind over the six months.

Constructively Positioned for a Changing Environment

We are expecting an uptick in economic activity as businesses reopen. We believe that the yield curve will steepen in anticipation of increased economic reopening. In the short term, we think there might be a temporary corrective rally in Treasuries, and spreads may widen.

Currently, we do not expect much activity from the U.S. Federal Reserve (the “Fed”) in terms of interference with inflation rates or market activity. We expect there would have to be a lot of drastic economic data for the Fed to take corrective action. Although, the economy is reopening, and we expect this will likely push rates higher. There may be intermittent periods of flattening, but overall, the trend will likely be one of steepening. From a valuation perspective, we

8

do not foresee a lot of room for spread tightening in any of the sectors because spreads are already historically tight.

March 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. – The Bloomberg Barclays U.S. Government 1-3 Year Bond Index comprises the U.S. Treasury and U.S. Agency Indices. The Index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures, which reach maturity in 1-3 years. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

9

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2020 to February 28, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 28, 2021
	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.72	$3.95
Ending value (after expenses)	$992.20	$990.80
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.78	$4.01
Ending value (after expenses)	$998.90	$998.20
Annualized expense ratio (%)	.56	.81
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.81	$4.06
Ending value (after expenses)	$1,021.50	$1,020.20
Annualized expense ratio (%)	.56	.81
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.78	$4.01
Ending value (after expenses)	$999.80	$998.30
Annualized expense ratio (%)	.56	.81

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 28, 2021
	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.76	$4.01
Ending value (after expenses)	$1,022.07	$1,020.83
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.81	$4.06
Ending value (after expenses)	$1,022.02	$1,020.78
Annualized expense ratio (%)	.56	.81
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.81	$4.06
Ending value (after expenses)	$1,022.02	$1,020.78
Annualized expense ratio (%)	.56	.81
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.81	$4.06
Ending value (after expenses)	$1,022.02	$1,020.78
Annualized expense ratio (%)	.56	.81

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

11

STATEMENT OF INVESTMENTS
February 28, 2021 (Unaudited)

BNY Mellon Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.1%
Aerospace & Defense - 1.0%
Northrop Grumman, Sr. Unscd. Notes	2.93	1/15/2025	5,255,000		5,617,987
The Boeing Company, Sr. Unscd. Notes	1.95	2/1/2024	6,700,000	[a]	6,872,019
The Boeing Company, Sr. Unscd. Notes	2.20	2/4/2026	1,000,000		1,002,270
				13,492,276
Agriculture - .4%
BAT Capital, Gtd. Notes	2.73	3/25/2031	4,750,000		4,705,131
Airlines - 1.4%
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	4,467,047		4,334,468
Delta Air Lines Pass Through Trust, Ser. 2019-1, Cl. AA	3.20	4/25/2024	4,225,000		4,371,099
United Airlines Pass Through Trust, Ser. 2019-1, Cl. AA	4.15	8/25/2031	5,392,522		5,654,245
United Airlines Pass Through Trust, Ser. 2019-2, Cl. AA	2.70	5/1/2032	4,660,144		4,643,565
				19,003,377
Automobiles & Components - 1.2%
General Motors, Sr. Unscd. Notes	5.40	10/2/2023	2,850,000		3,178,962
General Motors Financial, Sr. Unscd. Notes	1.70	8/18/2023	2,500,000		2,558,008
Volkswagen Group of America Finance, Gtd. Notes	0.75	11/23/2022	4,000,000	[a,b]	4,018,836
Volkswagen Group of America Finance, Gtd. Notes	2.90	5/13/2022	6,000,000	[b]	6,177,650
				15,933,456
Banks - 7.3%
Banco Santander, Sr. Unscd. Notes	2.75	5/28/2025	6,000,000	[a]	6,364,796
Bank of America, Sub. Notes, Ser. L	3.95	4/21/2025	9,000,000		9,964,384
Citigroup, Sub. Notes	4.45	9/29/2027	9,000,000		10,388,490
Citizens Bank, Sr. Unscd. Notes	2.25	4/28/2025	5,875,000		6,163,099
Credit Suisse Group, Sr. Unscd. Notes	4.21	6/12/2024	6,500,000	[b]	7,016,583
HSBC Holdings, Sr. Unscd. Notes	4.95	3/31/2030	6,000,000		7,218,911
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. II	4.00	4/1/2025	5,475,000	[c]	5,448,309
Lloyds Bank, Jr. Sub. Notes	12.00	12/16/2024	4,000,000	[a,b,c]	4,454,520
Morgan Stanley, Sub. Notes	4.88	11/1/2022	10,000,000		10,725,630
NatWest Group, Sr. Unscd. Notes	5.08	1/27/2030	5,500,000		6,535,627
Nordea Bank, Jr. Sub. Notes	6.63	3/26/2026	4,280,000	[b,c]	4,888,124
Societe Generale, Sub. Notes	4.75	11/24/2025	5,200,000	[b]	5,841,032
The Goldman Sachs Group, Sub. Notes	6.75	10/1/2037	8,270,000		12,078,469
				97,087,974
Beverage Products - .6%
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.90	2/1/2046	6,250,000		7,540,226
Chemicals - 1.0%
Huntsman International, Sr. Unscd. Notes	4.50	5/1/2029	7,775,000		8,812,140
Yara International, Sr. Unscd. Notes	3.15	6/4/2030	4,000,000	[b]	4,230,634
				13,042,774
Commercial & Professional Services - 1.3%
Duke University, Unscd. Bonds, Ser. 2020	2.68	10/1/2044	4,750,000		4,882,909
Global Payments, Sr. Unscd. Notes	4.80	4/1/2026	5,765,000		6,649,782
The George Washington University, Unscd. Bonds, Ser. 2018	4.13	9/15/2048	5,350,000		6,406,756
				17,939,447
Commercial Mortgage Pass-Through Ctfs. - 1.4%
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/2045	3,890,567		3,951,564
WFRBS Commercial Mortgage Trust, Ser. 2013-C12, CI. A4	3.20	3/15/2048	4,835,000		5,061,496
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/2045	9,045,000		9,468,085
				18,481,145
Diversified Financials - 1.7%
AerCap Ireland Capital, Gtd. Notes	1.75	1/30/2026	4,775,000		4,671,515
Aircastle, Sr. Unscd. Notes	2.85	1/26/2028	10,500,000	[b]	10,143,420
Goldman Sachs BDC, Sr. Unscd. Notes	3.75	2/10/2025	4,500,000		4,776,941

12

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.1% (continued)
Diversified Financials - 1.7% (continued)
USAA Capital, Sr. Unscd. Notes	1.50	5/1/2023	2,500,000	[b] 2,564,166
				22,156,042
Electronic Components - .5%
Jabil, Sr. Unscd. Notes	3.60	1/15/2030	5,975,000	6,422,662
Energy - 3.3%
BP Capital Markets, Gtd. Notes	2.50	11/6/2022	5,500,000	5,702,428
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.13	6/30/2027	4,350,000	5,083,415
Diamondback Energy, Gtd. Notes	3.50	12/1/2029	4,535,000	4,771,149
Diamondback Energy, Gtd. Notes	5.38	5/31/2025	2,860,000	2,958,537
Energy Transfer Operating, Gtd. Notes	5.25	4/15/2029	9,925,000	11,517,835
Marathon Petroleum, Sr. Unscd. Notes	3.80	4/1/2028	4,825,000	5,318,303
Sabine Pass Liquefaction, Sr. Scd. Notes	4.50	5/15/2030	4,000,000	4,583,502
Spectra Energy Partners, Gtd. Notes	3.50	3/15/2025	3,145,000	3,405,237
				43,340,406
Environmental Control - .3%
Waste Connections, Sr. Unscd. Notes	3.50	5/1/2029	4,000,000	4,464,871
Financials - .6%
Apollo Management Holdings, Gtd. Notes	4.87	2/15/2029	3,775,000	[b] 4,416,521
Carlyle Finance Subsidiary, Gtd. Notes	3.50	9/19/2029	3,800,000	[b] 4,071,555
				8,488,076
Food Products - .5%
The Kroger Company, Sr. Unscd. Notes	1.70	1/15/2031	6,640,000	6,395,665
Foreign Governmental - .4%
Province of Quebec, Unscd. Bonds	0.60	7/23/2025	5,000,000	4,951,594
Health Care - 2.9%
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	6,000,000	6,491,520
Amgen, Sr. Unscd. Notes	5.65	6/15/2042	4,955,000	6,917,356
CVS Health, Sr. Unscd. Notes	4.78	3/25/2038	7,250,000	8,847,078
PeaceHealth Obligated Group, Sr. Unscd. Bonds, Ser. 2020	1.38	11/15/2025	4,000,000	4,041,421
The Johns Hopkins Health System, Unscd. Bonds	3.84	5/15/2046	3,685,000	4,395,719
Trinity Health, Sr. Unscd. Bonds, Ser. 2019	3.43	12/1/2048	7,760,000	8,232,022
				38,925,116
Industrial - .3%
John Deere Capital, Sr. Unscd. Notes	2.95	4/1/2022	4,000,000	4,118,348
Information Technology - 2.1%
Adobe, Sr. Unscd. Notes	3.25	2/1/2025	4,895,000	5,333,806
Fidelity National Information Services, Sr. Unscd. Notes	3.10	3/1/2041	4,775,000	4,840,981
Fiserv, Sr. Unscd. Notes	4.40	7/1/2049	5,000,000	5,975,154
Microsoft, Sr. Unscd. Notes	2.53	6/1/2050	7,035,000	6,623,939
Oracle, Sr. Unscd. Notes	3.90	5/15/2035	4,790,000	5,564,419
				28,338,299
Insurance - .6%
MetLife, Jr. Sub. Notes, Ser. G	3.85	9/15/2025	1,900,000	[c] 1,947,500
Prudential, Sr. Unscd. Notes	3.13	4/14/2030	5,500,000	6,011,111
				7,958,611
Internet Software & Services - 1.8%
Amazon.com, Sr. Unscd. Notes	2.40	2/22/2023	6,000,000	6,243,520
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/2022	5,620,000	5,771,141
eBay, Sr. Unscd. Notes	1.90	3/11/2025	6,000,000	6,197,396
Tencent Holdings, Sr. Unscd. Notes	3.98	4/11/2029	5,500,000	[b] 6,117,882
				24,329,939
Media - 1.1%
Comcast, Gtd. Notes	3.60	3/1/2024	9,000,000	9,836,165
The Walt Disney Company, Gtd. Notes	2.65	1/13/2031	4,000,000	4,195,804
				14,031,969

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.1% (continued)
Municipal Securities - 6.0%
California, GO	3.38	4/1/2025	3,270,000		3,622,081
California Educational Facilities Authority, Revenue Bonds, Refunding (The Leland Stanford Junior University) Ser. U2	5.00	10/1/2032	6,125,000		8,478,592
California University, Revenue Bonds, Refunding, Ser. B	2.98	11/1/2051	4,175,000		4,277,455
JobsOhio Beverage System, Revenue Bonds, Refunding, Ser. A	2.83	1/1/2038	2,850,000		3,002,162
Massachusetts, GO (Build America Bonds)	4.91	5/1/2029	4,990,000		6,255,364
Massachusetts, GO (Build America Bonds) Ser. E	4.20	12/1/2021	165,000		169,952
Michigan Building Authority, Revenue Bonds, Refunding, Ser. II	2.71	10/15/2040	5,000,000		5,064,800
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	4.13	6/15/2042	5,445,000		5,924,541
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	1.48	1/1/2028	4,800,000		4,755,408
New York City, GO, Refunding Ser. D	1.92	8/1/2031	3,825,000		3,765,713
Ohio Turnpike & Infrastructure Commission, Revenue Bonds, Refunding, Ser. A	3.22	2/15/2048	4,750,000		4,852,885
Port Authority of New York & New Jersey, Revenue Bonds, Ser. AAA	1.09	7/1/2023	4,755,000		4,831,175
Sales Tax Securitization Corp., Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. B	3.41	1/1/2043	2,130,000		2,194,582
State Board of Administration Finance Corp., Revenue Bonds, Ser. A	2.15	7/1/2030	5,570,000		5,690,925
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (North Tarrant Express Mobility Partners) Ser. B	3.92	12/31/2049	4,750,000		5,276,395
Texas Public Finance Authority, Revenue Bonds	8.25	7/1/2024	2,790,000		2,800,574
University of California, Revenue Bonds, Refunding (Limited Project) Ser. J	4.13	5/15/2045	5,530,000		6,401,251
University of California, Revenue Bonds, Ser. BG	1.61	5/15/2030	3,250,000		3,174,405
				80,538,260
Real Estate - 2.3%
Alexandria Real Estate Equities, Gtd. Notes	4.30	1/15/2026	4,280,000		4,881,858
American Homes 4 Rent, Sr. Unscd. Notes	4.90	2/15/2029	7,855,000		9,198,740
Brandywine Operating Partnership, Gtd. Notes	4.10	10/1/2024	3,662,000		3,940,541
Hudson Pacific Properties, Gtd. Notes	3.25	1/15/2030	4,696,000		4,859,088
Life Storage, Gtd. Notes	4.00	6/15/2029	2,840,000		3,200,729
Spirit Realty, Gtd. Notes	2.10	3/15/2028	4,775,000		4,724,661
				30,805,617
Retailing - 1.6%
7-Eleven, Sr. Unscd. Notes	1.80	2/10/2031	5,725,000	[b]	5,511,817
Ross Stores, Sr. Unscd. Notes	4.60	4/15/2025	5,275,000		5,994,380
The Home Depot, Sr. Unscd. Notes	1.38	3/15/2031	5,595,000		5,310,569
The TJX Companies, Sr. Unscd. Notes	3.75	4/15/2027	4,000,000	[a]	4,531,668
				21,348,434
Semiconductors & Semiconductor Equipment - 2.6%
Broadcom, Gtd. Notes	3.75	2/15/2051	3,850,000	[b]	3,806,434
Broadcom Cayman Finance, Gtd. Notes	3.50	1/15/2028	6,000,000		6,449,991
KLA, Sr. Unscd. Notes	4.10	3/15/2029	5,000,000		5,793,006
Lam Research, Sr. Unscd. Notes	4.00	3/15/2029	5,300,000		6,145,040
Microchip Technology, Sr. Scd. Notes	0.97	2/15/2024	7,075,000	[b]	7,104,633
NXP Funding, Gtd. Notes	2.70	5/1/2025	4,500,000	[b]	4,762,294
				34,061,398
Technology Hardware & Equipment - .5%
Apple, Sr. Unscd. Notes	4.38	5/13/2045	4,895,000		6,087,836
Telecommunication Services - 2.8%
AT&T, Sr. Unscd. Notes	1.65	2/1/2028	3,500,000		3,441,368
AT&T, Sr. Unscd. Notes	4.55	3/9/2049	7,000,000		7,830,175
Telefonica Emisiones, Gtd. Notes	4.10	3/8/2027	5,750,000		6,521,530

14

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.1% (continued)
Telecommunication Services - 2.8% (continued)
T-Mobile USA, Sr. Scd. Notes	3.00	2/15/2041	6,675,000	[b]	6,271,863
Verizon Communications, Sr. Unscd. Notes	2.99	10/30/2056	15,268,000	[b]	13,789,069
				37,854,005
Transportation - 1.3%
J.B. Hunt Transport Services, Gtd. Notes	3.88	3/1/2026	5,230,000		5,889,269
Ryder System, Sr. Unscd. Notes	3.35	9/1/2025	5,525,000		6,033,526
Union Pacific, Sr. Unscd. Notes	3.15	3/1/2024	5,500,000		5,905,899
				17,828,694
U.S. Government Agencies Mortgage-Backed - 25.3%
Federal Home Loan Mortgage Corp.:
1.50%, 1/1/2036-10/1/2050			15,046,185	[d]	15,036,019
2.00%, 11/1/2040-1/1/2041			17,226,189	[d]	17,656,564
2.50%, 6/1/2050-11/1/2050			11,633,725	[d]	11,920,195
3.00%, 7/1/2050			18,388,310	[d]	19,285,631
3.50%, 9/1/2049			5,561,473	[d]	5,941,878
4.00%, 11/1/2049			5,142,500	[d]	5,522,797
5.00%, 8/1/2049			3,750,772	[d]	4,167,408
Federal National Mortgage Association:
2.00%, 11/1/2035-1/1/2051			22,795,825	[d]	23,250,180
2.50%, 2/1/2035-12/1/2050			45,898,977	[d]	47,824,679
3.00%, 12/1/2034-8/1/2050			35,371,737	[d]	37,245,001
3.50%, 5/1/2049-1/1/2050			18,060,407	[d]	19,183,186
4.00%, 11/1/2049-2/1/2050			13,448,530	[d]	14,460,665
4.50%, 3/1/2050			8,389,661	[d]	9,210,693
Government National Mortgage Association I:
4.00%, 7/15/2049			4,224,707		4,543,379
Government National Mortgage Association II:
2.50%, 6/20/2050-1/20/2051			19,009,074		19,649,052
3.00%, 6/20/2050-8/20/2050			22,832,724		23,729,348
3.50%, 1/20/2048-12/20/2050			28,480,847		30,278,480
4.00%, 7/20/2050-2/20/2051			17,598,358		18,695,258
4.50%, 2/20/2050			9,317,163		10,086,085
				337,686,498
U.S. Treasury Securities - 22.6%
U.S. Treasury Bonds	1.13	8/15/2040	7,925,000		6,783,305
U.S. Treasury Bonds	1.38	8/15/2050	3,319,000		2,771,884
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	0.25	2/15/2050	6,382,341	[a,e]	6,877,285
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	4/15/2025	19,037,648	[e]	20,598,586
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	10/15/2024	6,091,020	[a,e]	6,582,134
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	7/15/2025	13,410,365	[e]	14,781,721
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	5,391,150	[e]	5,980,101
U.S. Treasury Notes	0.13	12/15/2023	9,000,000		8,969,414
U.S. Treasury Notes	0.13	1/31/2023	25,000,000		24,999,023
U.S. Treasury Notes	0.13	12/31/2022	25,000,000		25,000,976
U.S. Treasury Notes	0.25	6/30/2025	14,805,000		14,593,335
U.S. Treasury Notes	0.25	5/31/2025	5,500,000	[a]	5,426,953
U.S. Treasury Notes	0.25	8/31/2025	18,750,000		18,438,721
U.S. Treasury Notes	0.63	12/31/2027	1,875,000	[a]	1,817,432
U.S. Treasury Notes	1.50	2/15/2030	5,630,000	[a]	5,717,089
U.S. Treasury Notes	1.63	8/15/2029	8,605,000	[a]	8,857,436
U.S. Treasury Notes	1.75	11/15/2029	8,900,000	[a]	9,244,875

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.1% (continued)
U.S. Treasury Securities - 22.6% (continued)
U.S. Treasury Notes	1.75	12/31/2026	13,050,000	[a] 13,684,658
U.S. Treasury Notes	2.00	11/15/2026	4,540,000	4,823,927
U.S. Treasury Notes	2.13	7/31/2024	13,000,000	13,777,969
U.S. Treasury Notes	2.25	11/15/2027	6,185,000	6,661,922
U.S. Treasury Notes	2.38	5/15/2027	9,825,000	10,664,730
U.S. Treasury Notes	2.50	1/31/2024	14,820,000	15,783,300
U.S. Treasury Notes	2.50	2/28/2026	15,000,000	16,320,703
U.S. Treasury Notes	2.63	1/31/2026	8,250,000	9,021,504
U.S. Treasury Notes	2.63	12/31/2023	8,750,000	9,337,207
U.S. Treasury Notes	2.63	2/15/2029	3,000,000	3,321,797
U.S. Treasury Notes	2.88	11/30/2025	5,750,000	6,346,113
U.S. Treasury Notes	3.13	11/15/2028	3,590,000	4,101,855
				301,285,955
Utilities - 1.4%
Black Hills, Sr. Unscd. Notes	4.35	5/1/2033	2,580,000	3,000,367
CenterPoint Energy, Sr. Unscd. Notes	4.25	11/1/2028	4,685,000	5,416,582
Exelon, Sr. Unscd. Notes	3.40	4/15/2026	4,400,000	4,855,046
NiSource, Sr. Unscd. Notes	3.95	3/30/2048	5,115,000	5,654,570
				18,926,565
Total Bonds and Notes (cost $1,261,558,889)			1,307,570,666
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - .5%
Telecommunication Services - .5%
AT&T, Ser. A (cost $6,500,000)	5.00		260,000	6,580,600
	1-Day Yield (%)
Investment Companies - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $20,346,262)	0.07		20,346,262	[f] 20,346,262

Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $5,735,999)	0.03		5,735,999	[f] 5,735,999
Total Investments (cost $1,294,141,150)			100.5%	1,340,233,527
Liabilities, Less Cash and Receivables			(0.5%)	(7,321,062)
Net Assets			100.0%	1,332,912,465

GO—General Obligation

a Security, or portion thereof, on loan. At February 28, 2021, the value of the fund’s securities on loan was $65,507,135 and the value of the collateral was $66,748,615, consisting of cash collateral of $5,735,999 and U.S. Government & Agency securities valued at $61,012,616.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2021, these securities were valued at $105,187,033 or 7.89% of net assets.

c Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

16

Portfolio Summary (Unaudited) †	Value (%)
Government	29.0
Mortgage Securities	26.7
Financial	12.5
Communications	5.8
Consumer, Non-cyclical	5.8
Technology	5.1
Consumer, Cyclical	4.2
Industrial	3.9
Energy	3.2
Investment Companies	1.9
Utilities	1.4
Basic Materials	1.0
100.5

† Based on net assets.

See notes to financial statements.

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2%
Aerospace & Defense - .5%
The Boeing Company, Sr. Unscd. Notes	1.17	2/4/2023	1,000,000		1,004,464
The Boeing Company, Sr. Unscd. Notes	4.51	5/1/2023	3,000,000		3,218,731
				4,223,195
Airlines - 1.0%
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	3,994,536		3,875,981
Delta Air Lines Pass Through Trust, Ser. 2020-1, Cl. AA	2.00	6/10/2028	3,880,412		3,940,830
				7,816,811
Automobiles & Components - 2.7%
American Honda Finance, Sr. Unscd. Notes	1.70	9/9/2021	4,000,000		4,031,022
Daimler Finance North America, Gtd. Notes	2.55	8/15/2022	2,000,000	[a]	2,059,436
General Motors Financial, Sr. Unscd. Notes	1.70	8/18/2023	2,250,000		2,302,207
General Motors Financial, Sr. Unscd. Notes	5.20	3/20/2023	2,000,000		2,181,676
Toyota Motor Credit, Sr. Unscd. Notes	2.00	10/7/2024	3,650,000		3,832,246
Volkswagen Group of America Finance, Gtd. Notes	0.75	11/23/2022	3,000,000	[a]	3,014,127
Volkswagen Group of America Finance, Gtd. Notes	2.90	5/13/2022	4,700,000	[a]	4,839,159
				22,259,873
Banks - 14.0%
Bank of America, Sub. Notes, Ser. L	3.95	4/21/2025	7,175,000		7,943,828
Bank of Montreal, Sr. Unscd. Notes, Ser. E	3.30	2/5/2024	7,000,000		7,546,498
Citigroup, Sub. Bonds	4.40	6/10/2025	8,500,000		9,550,643
Citizens Financial Group, Sub. Notes	4.30	12/3/2025	6,885,000		7,768,207
Cooperatieve Rabobank, Gtd. Notes	3.75	7/21/2026	6,785,000		7,549,800
Credit Suisse Group, Sr. Unscd. Notes	2.59	9/11/2025	5,500,000	[a,b]	5,788,232
Deutsche Bank, Sr. Unscd. Notes	3.38	5/12/2021	4,420,000		4,443,379
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. II	4.00	4/1/2025	4,235,000	[b,c]	4,214,354
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/2023	3,960,000		4,209,173
Lloyds Bank, Jr. Sub. Notes	12.00	12/16/2024	2,685,000	[a,b,c]	2,990,097
Lloyds Banking Group, Sr. Unscd. Notes	2.91	11/7/2023	5,374,000		5,582,474
Morgan Stanley, Sub. Notes	4.88	11/1/2022	7,610,000		8,162,204
NatWest Group, Sr. Unscd. Notes	3.88	9/12/2023	3,000,000		3,238,993
Royal Bank of Canada, Sub. Notes	4.65	1/27/2026	6,510,000		7,560,867
Santander UK, Sr. Unscd. Notes	2.10	1/13/2023	4,560,000		4,707,282
Societe Generale, Sub. Notes	4.75	11/24/2025	3,680,000	[a]	4,133,653
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	0.95	1/12/2026	5,000,000		4,930,051
The Bank of Nova Scotia, Sr. Unscd. Notes	1.95	2/1/2023	4,870,000		5,023,932
The Goldman Sachs Group, Sr. Unscd. Notes	2.91	7/24/2023	8,000,000		8,271,229
				113,614,896
Beverage Products - .7%
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.75	1/23/2029	4,955,000		5,864,756
Chemicals - .5%
DuPont de Nemours, Sr. Unscd. Notes	4.21	11/15/2023	3,745,000		4,105,947
Collateralized Municipal-Backed Securities - .1%
Government National Mortgage Association, Ser. 2013-17, Cl. AB	2.30	1/16/2049	790,279		801,233
Commercial & Professional Services - .6%
Global Payments, Sr. Unscd. Notes	4.00	6/1/2023	4,615,000		4,962,215
Consumer Staples - .4%
Kimberly-Clark, Sr. Unscd. Notes	1.05	9/15/2027	3,350,000		3,301,482
Diversified Financials - 1.8%
AerCap Ireland Capital, Gtd. Notes	1.75	1/30/2026	2,500,000		2,445,819
Air Lease, Sr. Unscd. Notes	2.30	2/1/2025	4,790,000		4,899,033
Goldman Sachs BDC, Sr. Unscd. Notes	3.75	2/10/2025	3,000,000		3,184,627

18

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.2% (continued)
Diversified Financials - 1.8% (continued)
The Andrew W. Mellon Foundation, Unscd. Bonds, Ser. 2020	0.95	8/1/2027	4,500,000	[b] 4,447,481
				14,976,960
Energy - 3.1%
BP Capital Markets, Gtd. Notes	2.50	11/6/2022	5,875,000	6,091,230
Cimarex Energy, Sr. Unscd. Notes	4.38	3/15/2029	3,000,000	3,371,636
Energy Transfer Operating, Gtd. Notes	3.75	5/15/2030	2,000,000	2,115,675
ONEOK, Gtd. Notes	4.00	7/13/2027	3,400,000	3,737,546
Sabine Pass Liquefaction, Sr. Scd. Notes	5.75	5/15/2024	2,500,000	2,843,192
Shell International Finance, Gtd. Notes	2.38	4/6/2025	3,785,000	4,001,619
Spectra Energy Partners, Gtd. Notes	3.50	3/15/2025	2,760,000	2,988,380
				25,149,278
Environmental Control - .6%
Waste Management, Gtd. Notes	3.13	3/1/2025	4,775,000	5,161,973
Food Products - 1.0%
General Mills, Sr. Unscd. Notes, 3 Month LIBOR +1.01%	1.23	10/17/2023	4,325,000	[d] 4,399,481
McCormick & Co., Sr. Unscd. Notes	0.90	2/15/2026	3,840,000	3,781,661
				8,181,142
Health Care - 4.2%
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	4,600,000	4,976,832
Amgen, Sr. Unscd. Notes	2.20	2/21/2027	4,820,000	5,034,885
Anthem, Sr. Unscd. Notes	2.38	1/15/2025	3,000,000	3,160,212
GlaxoSmithKline Capital, Gtd. Notes	3.38	5/15/2023	6,000,000	6,400,433
Pfizer, Sr. Unscd. Notes	2.80	3/11/2022	4,000,000	4,107,870
Shire Acquisitions Investments Ireland, Gtd. Notes	3.20	9/23/2026	5,005,000	5,481,556
UnitedHealth Group, Sr. Unscd. Notes	2.88	3/15/2023	4,560,000	4,798,449
				33,960,237
Industrial - 2.3%
Caterpillar Financial Services, Sr. Unscd. Notes	0.90	3/2/2026	5,460,000	5,407,620
John Deere Capital, Sr. Unscd. Notes	2.15	9/8/2022	5,000,000	5,143,320
Parker-Hannifin, Sr. Unscd. Notes	2.70	6/14/2024	3,825,000	4,082,297
Snap-On, Sr. Unscd. Notes	3.25	3/1/2027	3,890,000	4,292,527
				18,925,764
Information Technology - 2.4%
Fiserv, Sr. Unscd. Notes	3.50	7/1/2029	4,580,000	5,054,580
Microsoft, Sr. Unscd. Notes	3.13	11/3/2025	6,000,000	6,590,272
Oracle, Sr. Unscd. Notes	2.50	4/1/2025	7,000,000	7,422,567
				19,067,419
Internet Software & Services - 1.8%
Amazon.com, Sr. Unscd. Notes	0.80	6/3/2025	5,350,000	5,347,272
eBay, Sr. Unscd. Notes	1.90	3/11/2025	3,750,000	[b] 3,873,373
Tencent Holdings, Sr. Unscd. Notes	3.98	4/11/2029	5,075,000	[a] 5,645,136
				14,865,781
Media - .6%
Discovery Communications, Gtd. Notes	4.90	3/11/2026	3,970,000	4,583,415
Metals & Mining - .6%
Glencore Funding, Gtd. Notes	1.63	9/1/2025	5,000,000	[a] 5,070,042
Municipal Securities - 5.3%
California, GO	3.38	4/1/2025	950,000	1,052,287
California, GO, Ser. A	2.37	4/1/2022	2,850,000	2,916,063
California Earthquake Authority, Revenue Bonds, Ser. B	1.48	7/1/2023	3,000,000	3,077,370
Los Angeles Community College District, GO, Refunding	1.81	8/1/2030	4,000,000	4,040,320
Massachusetts, GO (Build America Bonds) Ser. E	4.20	12/1/2021	3,250,000	3,347,533
Nassau County Interim Finance Authority, Revenue Bonds, Refunding, Ser. B	1.28	11/15/2028	2,500,000	2,466,425
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	1.05	1/1/2026	2,500,000	2,484,125

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Municipal Securities - 5.3% (continued)
Port Authority of New York & New Jersey, Revenue Bonds, Ser. AAA	1.09	7/1/2023	3,750,000		3,810,075
State Board of Administration Finance Corp., Revenue Bonds, Ser. A	1.71	7/1/2027	5,315,000		5,441,763
Texas Public Finance Authority, Revenue Bonds	8.25	7/1/2024	2,305,000		2,313,736
University of California, Revenue Bonds, Refunding, Ser. AX	3.06	7/1/2025	9,140,000		9,986,821
University of California, Revenue Bonds, Ser. BG	1.61	5/15/2030	2,405,000		2,349,060
				43,285,578
Real Estate - 2.4%
Brandywine Operating Partnership, Gtd. Notes	3.95	11/15/2027	4,000,000		4,297,533
HealthCare Realty Trust, Sr. Unscd. Notes	3.63	1/15/2028	2,375,000	[b]	2,614,052
Healthcare Trust of America Holdings, Gtd. Notes	3.50	8/1/2026	2,335,000		2,586,030
Hudson Pacific Properties, Gtd. Notes	3.25	1/15/2030	3,950,000		4,087,180
Life Storage, Gtd. Notes	2.20	10/15/2030	2,000,000		1,969,750
UDR, Gtd. Notes	2.95	9/1/2026	3,620,000		3,901,683
				19,456,228
Retailing - 1.3%
Target, Sr. Unscd. Notes	2.25	4/15/2025	3,785,000		3,988,814
The TJX Companies, Sr. Unscd. Notes	1.15	5/15/2028	7,040,000		6,831,005
				10,819,819
Semiconductors & Semiconductor Equipment - 1.1%
Broadcom, Gtd. Notes	4.70	4/15/2025	3,500,000		3,952,853
Microchip Technology, Sr. Scd. Notes	0.97	2/15/2024	4,575,000	[a]	4,594,162
				8,547,015
Technology Hardware & Equipment - .7%
Apple, Sr. Unscd. Notes	0.70	2/8/2026	5,500,000	[b]	5,436,585
Telecommunication Services - 3.9%
AT&T, Sr. Unscd. Notes	1.65	2/1/2028	9,500,000		9,340,857
Motorola Solutions, Sr. Unscd. Notes	4.60	5/23/2029	2,420,000		2,821,836
Telefonica Emisiones, Gtd. Notes	4.57	4/27/2023	4,460,000		4,846,868
T-Mobile USA, Sr. Scd. Notes	3.88	4/15/2030	4,700,000	[a]	5,173,149
Verizon Communications, Sr. Unscd. Notes	2.63	8/15/2026	8,500,000		9,076,554
				31,259,264
Transportation - .5%
Ryder System, Sr. Unscd. Notes	4.63	6/1/2025	3,815,000		4,343,303
U.S. Government Agencies - 3.2%
Federal Home Loan Mortgage Corp., Notes	0.38	4/20/2023	7,915,000	[e]	7,917,392
Federal Home Loan Mortgage Corp., Notes	0.60	8/12/2025	9,250,000	[e]	9,212,662
Federal National Mortgage Association, Notes	0.55	8/19/2025	9,250,000	[e]	9,196,042
				26,326,096
U.S. Government Agencies Mortgage-Backed - .9%
Federal Home Loan Mortgage Corp.:
4.50%, 2/1/2034			896,898	[e]	968,975
Federal National Mortgage Association:
2.78%, 3/1/2022			5,987,261	[e]	6,068,847
				7,037,822
U.S. Treasury Securities - 37.4%
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	4/15/2025	11,066,641	[f]	11,974,019
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	10/15/2025	10,956,477	[b,f]	11,962,250
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	13,973,861	[f]	15,500,421
U.S. Treasury Notes	0.13	5/31/2022	11,250,000		11,253,516
U.S. Treasury Notes	0.63	5/15/2030	6,740,000		6,314,801
U.S. Treasury Notes	1.13	2/28/2025	13,000,000	[b]	13,318,906

20

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
U.S. Treasury Securities - 37.4% (continued)
U.S. Treasury Notes	1.25	8/31/2024	6,000,000		6,180,703
U.S. Treasury Notes	1.38	8/31/2023	4,000,000		4,117,969
U.S. Treasury Notes	1.50	2/15/2030	2,350,000	[b]	2,386,352
U.S. Treasury Notes	1.50	9/15/2022	20,000,000		20,427,344
U.S. Treasury Notes	1.50	8/15/2022	20,680,000		21,100,063
U.S. Treasury Notes	1.63	5/15/2026	21,870,000		22,832,793
U.S. Treasury Notes	1.75	9/30/2022	11,400,000		11,694,797
U.S. Treasury Notes	1.75	7/15/2022	16,750,000		17,127,529
U.S. Treasury Notes	1.88	1/31/2022	15,865,000	[b]	16,127,383
U.S. Treasury Notes	1.88	2/28/2022	13,150,000		13,384,535
U.S. Treasury Notes	2.00	4/30/2024	15,000,000	[b]	15,801,563
U.S. Treasury Notes	2.25	11/15/2024	15,690,000		16,742,333
U.S. Treasury Notes	2.38	2/29/2024	15,000,000		15,940,430
U.S. Treasury Notes	2.50	3/31/2023	11,000,000		11,541,406
U.S. Treasury Notes	2.63	2/28/2023	11,140,000		11,692,649
U.S. Treasury Notes	2.75	4/30/2023	8,000,000		8,448,750
U.S. Treasury Notes	2.88	11/30/2023	17,000,000		18,230,508
				304,101,020
Utilities - 2.6%
American Water Capital, Sr. Unscd. Notes	2.80	5/1/2030	2,000,000		2,129,084
Black Hills, Sr. Unscd. Notes	3.05	10/15/2029	5,260,000		5,599,537
NiSource, Sr. Unscd. Notes	3.49	5/15/2027	3,600,000		3,986,211
Public Service Enterprise Group, Sr. Unscd. Notes	2.65	11/15/2022	3,860,000		4,002,540
Southwestern Electric Power, Sr. Unscd. Notes, Ser. M	4.10	9/15/2028	4,570,000		5,202,212
				20,919,584
Total Bonds and Notes (cost $764,845,433)			798,424,733
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - .6%
Telecommunication Services - .6%
AT&T, Ser. A (cost $5,125,000)	5.00		205,000		5,188,550
	1-Day Yield (%)
Investment Companies - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $11,116,966)	0.07		11,116,966	[g]	11,116,966

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 2.9%
Registered Investment Companies - 2.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $23,083,610)	0.03	23,083,610	[g] 23,083,610
Total Investments (cost $804,171,009)		103.1%	837,813,859
Liabilities, Less Cash and Receivables		(3.1%)	(24,847,312)
Net Assets		100.0%	812,966,547

GO—General Obligation

LIBOR—London Interbank Offered Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2021, these securities were valued at $43,307,193 or 5.33% of net assets.

b Security, or portion thereof, on loan. At February 28, 2021, the value of the fund’s securities on loan was $53,615,255 and the value of the collateral was $54,845,735, consisting of cash collateral of $23,083,610 and U.S. Government & Agency securities valued at $31,762,125.

c Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

d Variable rate security—rate shown is the interest rate in effect at period end.

e The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	46.0
Financial	18.2
Consumer, Non-cyclical	6.9
Communications	6.9
Consumer, Cyclical	5.0
Investment Companies	4.3
Technology	4.1
Industrial	4.0
Energy	3.1
Utilities	2.6
Basic Materials	1.1
Mortgage Securities	0.9
103.1

† Based on net assets.

See notes to financial statements.

22

BNY Mellon Corporate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.3%
Aerospace & Defense - 1.1%
Raytheon Technologies, Sr. Unscd. Notes	2.25	7/1/2030	3,000,000		3,040,766
The Boeing Company, Sr. Unscd. Notes	2.80	3/1/2024	5,000,000		5,217,775
				8,258,541
Agriculture - 1.4%
BAT Capital, Gtd. Notes	2.26	3/25/2028	4,000,000		4,004,528
BAT Capital, Gtd. Notes	3.56	8/15/2027	2,000,000		2,173,237
Bunge Finance, Gtd. Notes	4.35	3/15/2024	4,500,000		4,963,405
				11,141,170
Airlines - 2.3%
Air Canada Pass Through Trust, Ser. 2015-1, CI. A	3.60	3/15/2027	2,301,742	[a]	2,305,380
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	3,925,477		3,808,971
JetBlue Pass Through Trust, Ser. 2019-1, CI. A	2.95	5/15/2028	4,817,107		4,586,930
United Airlines Pass Through Trust, Ser. 2016-2, Cl. A	3.10	10/7/2028	7,375,836		7,308,858
				18,010,139
Automobiles & Components - 1.7%
Daimler Finance North America, Gtd. Notes	2.55	8/15/2022	3,000,000	[a]	3,089,153
Ford Motor, Sr. Unscd. Notes	8.50	4/21/2023	1,000,000		1,118,750
Ford Motor Credit, Sr. Unscd. Notes	2.90	2/16/2028	2,000,000		1,972,900
Ford Motor Credit, Sr. Unscd. Notes	5.58	3/18/2024	3,000,000		3,240,300
General Motors Financial, Sr. Unscd. Notes	1.70	8/18/2023	3,100,000		3,171,929
General Motors Financial, Sr. Unscd. Notes	5.20	3/20/2023	1,000,000		1,090,838
				13,683,870
Banks - 22.0%
BAC Capital Trust XIV, Ltd. Gtd. Notes, Ser. G, 3 Month LIBOR +.40%	4.00	4/1/2021	3,000,000	[b,c,d]	2,940,713
Banco Santander, Sr. Unscd. Notes	3.13	2/23/2023	4,000,000		4,206,772
Bank of America, Jr. Sub. Bonds, Ser. FF	5.88	3/15/2028	3,000,000	[d]	3,284,094
Bank of America, Sub. Notes	4.00	1/22/2025	4,000,000		4,431,860
Bank of Ireland Group, Sr. Unscd. Notes	4.50	11/25/2023	5,000,000	[a]	5,473,425
Barclays, Sub. Notes	5.20	5/12/2026	7,000,000		7,983,325
BBVA Bancomer, Sr. Unscd. Notes	4.38	4/10/2024	5,250,000	[a]	5,722,552
BNP Paribas, Sub. Notes	4.38	5/12/2026	5,000,000	[a]	5,660,362
Citigroup, Jr. Sub. Bonds, Ser. Q, 3 Month LIBOR +4.10%	4.29	5/15/2021	5,000,000	[b,d]	4,987,500
Citigroup, Sub. Bonds	4.40	6/10/2025	4,500,000		5,056,223
Citizens Financial Group, Sub. Notes	3.75	2/11/2031	5,000,000	[a]	5,358,138
Cooperatieve Rabobank, Gtd. Notes	4.38	8/4/2025	6,000,000		6,783,554
Credit Agricole, Sub. Notes	4.00	1/10/2033	6,500,000	[a]	7,091,549
Credit Suisse Group, Sr. Unscd. Notes	2.59	9/11/2025	6,000,000	[a,c]	6,314,435
Deutsche Bank, Sub. Notes	4.50	4/1/2025	7,500,000	[c]	7,998,124
HSBC Holdings, Sub. Notes	4.25	3/14/2024	6,250,000		6,839,008
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. FF	5.00	8/1/2024	5,000,000	[d]	5,197,463
JPMorgan Chase & Co., Sub. Notes	3.63	12/1/2027	3,000,000		3,336,374
Lloyds Bank, Jr. Sub. Notes	12.00	12/16/2024	3,000,000	[a,c,d]	3,340,890
Lloyds Banking Group, Sub. Notes	4.58	12/10/2025	3,500,000		3,965,077
M&T Bank, Jr. Sub. Notes, Ser. G	5.00	8/1/2024	5,000,000	[d]	5,323,750
Morgan Stanley, Sub. Notes	4.88	11/1/2022	5,000,000		5,362,815
Nordea Bank, Jr. Sub. Notes	6.63	3/26/2026	3,465,000	[a,d]	3,957,325
Royal Bank of Canada, Sub. Notes	4.65	1/27/2026	5,000,000		5,807,118
Santander UK Group Holdings, Sr. Unscd. Notes	4.80	11/15/2024	4,000,000		4,414,119
Societe Generale, Sub. Notes	4.75	11/24/2025	6,000,000	[a]	6,739,652
Standard Chartered, Sr. Unscd. Notes	3.79	5/21/2025	4,750,000	[a]	5,153,985
Synovus Bank, Sr. Unscd. Notes	2.29	2/10/2023	2,000,000		2,024,007
The Bank of Nova Scotia, Jr. Sub. Notes	4.65	10/12/2022	5,000,000	[c,d]	5,018,700

23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.3% (continued)
Banks - 22.0% (continued)
The Goldman Sachs Group, Sr. Unscd. Notes	3.50	11/16/2026	4,750,000		5,234,993
The Toronto-Dominion Bank, Sub. Notes	3.63	9/15/2031	3,000,000		3,338,004
UniCredit, Sr. Unscd. Notes	6.57	1/14/2022	4,000,000	[a]	4,189,708
Westpac Banking, Sub. Notes	4.32	11/23/2031	6,000,000		6,740,721
Zions Bancorp, Sub. Notes	3.25	10/29/2029	3,550,000		3,690,654
				172,966,989
Beverage Products - 2.7%
Becle, Gtd. Notes	3.75	5/13/2025	6,000,000	[a]	6,532,500
Constellation Brands, Gtd. Notes	3.15	8/1/2029	3,000,000		3,223,029
Constellation Brands, Gtd. Notes	4.40	11/15/2025	3,000,000		3,433,780
Keurig Dr Pepper, Gtd. Notes	4.60	5/25/2028	4,000,000		4,730,743
Suntory Holdings, Sr. Unscd. Notes	2.25	10/16/2024	3,000,000	[a]	3,144,610
				21,064,662
Building Materials - 1.3%
CRH America Finance, Gtd. Notes	3.40	5/9/2027	4,730,000	[a]	5,211,162
Masco, Sr. Unscd. Notes	1.50	2/15/2028	5,000,000		4,929,211
				10,140,373
Chemicals - 1.4%
Huntsman International, Sr. Unscd. Notes	4.50	5/1/2029	5,950,000		6,743,696
Yara International, Sr. Unscd. Notes	4.75	6/1/2028	3,750,000	[a]	4,355,345
				11,099,041
Commercial & Professional Services - .7%
Global Payments, Sr. Unscd. Notes	3.20	8/15/2029	5,000,000		5,345,425
Consumer Discretionary - 2.1%
Hasbro, Sr. Unscd. Notes	3.90	11/19/2029	4,500,000		4,963,072
Leggett & Platt, Sr. Unscd. Notes	4.40	3/15/2029	2,000,000		2,281,195
Marriott International, Sr. Unscd. Notes	3.60	4/15/2024	4,000,000		4,279,469
Whirlpool, Sr. Unscd. Notes	4.75	2/26/2029	4,000,000		4,743,386
				16,267,122
Consumer Durables & Apparel - .8%
Michael Kors USA, Gtd. Notes	4.50	11/1/2024	3,000,000	[a,c]	3,164,625
Tapestry, Sr. Unscd. Notes	3.00	7/15/2022	3,000,000		3,080,970
				6,245,595
Diversified Financials - 4.3%
AerCap Global Aviation Trust, Gtd. Notes	4.45	10/1/2025	5,250,000		5,745,012
Aircastle, Sr. Unscd. Notes	2.85	1/26/2028	1,000,000	[a]	966,040
Aircastle, Sr. Unscd. Notes	4.25	6/15/2026	4,750,000		5,050,587
Blackstone Holdings Finance, Gtd. Notes	4.75	2/15/2023	3,000,000	[a]	3,251,365
BlueHub Loan Fund, Sr. Unscd. Bonds, Ser. 2020	3.10	1/1/2030	3,500,000		3,410,393
FS KKR Capital, Sr. Unscd. Notes	4.63	7/15/2024	4,000,000		4,288,000
Goldman Sachs BDC, Sr. Unscd. Notes	3.75	2/10/2025	3,000,000		3,184,627
Stifel Financial, Sr. Unscd. Bonds	4.25	7/18/2024	3,000,000		3,342,588
The Community Preservation, Sr. Unscd. Bonds, Ser. 2020	2.87	2/1/2030	4,650,000		4,737,374
				33,975,986
Electronic Components - 1.6%
Arrow Electronics, Sr. Unscd. Notes	3.25	9/8/2024	2,000,000		2,149,246
Arrow Electronics, Sr. Unscd. Notes	4.00	4/1/2025	3,000,000		3,262,159
Avnet, Sr. Unscd. Notes	4.88	12/1/2022	3,000,000		3,190,801
Jabil, Sr. Unscd. Notes	3.60	1/15/2030	3,975,000		4,272,817
				12,875,023
Energy - 6.7%
Andeavor, Gtd. Notes	4.75	12/15/2023	4,000,000		4,306,333
BP Capital Markets America, Gtd. Notes	3.63	4/6/2030	2,000,000		2,238,277
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.13	6/30/2027	4,750,000		5,550,855
Cheniere Energy, Sr. Scd. Notes	4.63	10/15/2028	1,750,000	[a]	1,821,662

24

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.3% (continued)
Energy - 6.7% (continued)
Diamondback Energy, Gtd. Notes	3.50	12/1/2029	4,250,000		4,471,308
Diamondback Energy, Gtd. Notes	4.75	5/31/2025	1,000,000		1,127,828
Enbridge, Gtd. Notes	4.25	12/1/2026	4,000,000		4,564,373
Energy Transfer Operating, Gtd. Bonds	5.50	6/1/2027	2,500,000		2,929,769
Energy Transfer Operating, Gtd. Notes	5.25	4/15/2029	3,000,000		3,481,462
EQM Midstream Partners, Sr. Unscd. Notes	4.00	8/1/2024	2,500,000		2,528,912
MPLX, Sr. Unscd. Notes	3.50	12/1/2022	2,000,000		2,096,080
MPLX, Sr. Unscd. Notes	4.25	12/1/2027	1,500,000		1,712,015
Petroleos Mexicanos, Gtd. Notes	6.49	1/23/2027	4,500,000		4,725,000
Sabal Trail Transmission, Sr. Unscd. Notes	4.25	5/1/2028	3,000,000	[a]	3,404,610
Sabine Pass Liquefaction, Sr. Scd. Notes	5.63	3/1/2025	2,000,000		2,306,913
The Williams Companies, Sr. Unscd. Notes	3.75	6/15/2027	3,000,000		3,329,128
Transcontinental Gas Pipe Line, Sr. Unscd. Notes	3.25	5/15/2030	2,000,000		2,146,669
				52,741,194
Environmental Control - .4%
Waste Connections, Sr. Unscd. Notes	3.50	5/1/2029	3,000,000		3,348,653
Financials - 1.5%
Apollo Management Holdings, Gtd. Notes	4.00	5/30/2024	4,000,000	[a]	4,413,750
Apollo Management Holdings, Gtd. Notes	4.95	1/14/2050	2,000,000	[a]	2,058,339
Carlyle Holdings Finance, Gtd. Notes	3.88	2/1/2023	5,000,000	[a]	5,302,690
				11,774,779
Food Products - 2.1%
Flowers Foods, Sr. Unscd. Notes	3.50	10/1/2026	2,000,000		2,181,815
Flowers Foods, Sr. Unscd. Notes	4.38	4/1/2022	5,500,000		5,666,136
Grupo Bimbo, Gtd. Notes	3.88	6/27/2024	3,000,000	[a]	3,288,643
Grupo Bimbo, Jr. Sub. Notes	5.95	4/17/2023	500,000	[a,d]	530,222
McCormick & Co., Sr. Unscd. Notes	1.85	2/15/2031	2,500,000		2,436,634
McCormick & Co., Sr. Unscd. Notes	2.50	4/15/2030	2,000,000		2,070,498
				16,173,948
Foreign Governmental - .4%
The Morongo Band of Mission Indians, Unscd. Bonds	7.00	10/1/2039	2,500,000	[a]	3,001,050
Health Care - 5.1%
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	4,500,000		4,868,640
Bristol-Myers Squibb, Sr. Unscd. Notes	3.90	2/20/2028	3,000,000		3,451,770
Centene, Sr. Unscd. Notes	2.50	3/1/2031	4,000,000		3,873,800
Cigna, Gtd. Notes	4.38	10/15/2028	3,500,000		4,085,355
CVS Health, Sr. Unscd. Notes	4.78	3/25/2038	2,000,000		2,440,573
Dignity Health, Unscd. Notes	3.13	11/1/2022	5,000,000		5,179,874
HCA, Sr. Scd. Notes	4.13	6/15/2029	4,000,000		4,519,926
Magellan Health, Sr. Unscd. Notes	4.90	9/22/2024	3,000,000		3,294,375
Royalty Pharma, Gtd. Notes	2.20	9/2/2030	2,000,000	[a]	1,971,099
Takeda Pharmaceutical, Sr. Unscd. Notes	5.00	11/26/2028	5,000,000		6,067,043
				39,752,455
Industrial - 3.3%
Carlisle, Sr. Unscd. Notes	3.75	12/1/2027	4,000,000		4,512,295
Fluor, Sr. Unscd. Notes	4.25	9/15/2028	2,000,000		2,045,000
GATX, Sr. Unscd. Notes	3.25	9/15/2026	3,500,000		3,834,092
GATX, Sr. Unscd. Notes	3.25	3/30/2025	2,000,000		2,148,517
Hillenbrand, Gtd. Notes	5.00	9/15/2026	4,000,000		4,455,000
Huntington Ingalls Industries, Gtd. Notes	3.48	12/1/2027	4,000,000		4,419,701
Oshkosh, Sr. Unscd. Notes	4.60	5/15/2028	4,000,000		4,603,907
				26,018,512
Information Technology - 3.6%
Activision Blizzard, Sr. Unscd. Notes	3.40	9/15/2026	4,500,000		5,013,413
Cadence Design Systems, Sr. Unscd. Notes	4.38	10/15/2024	5,000,000		5,575,648

25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.3% (continued)
Information Technology - 3.6% (continued)
Citrix Systems, Sr. Unscd. Notes	4.50	12/1/2027	4,000,000		4,642,142
Electronic Arts, Sr. Unscd. Notes	4.80	3/1/2026	3,250,000		3,791,659
Fidelity National Information Services, Sr. Unscd. Notes	3.75	5/21/2029	3,000,000		3,379,801
Fiserv, Sr. Unscd. Notes	3.85	6/1/2025	5,000,000		5,523,885
				27,926,548
Insurance - 3.1%
Assured Guaranty US Holdings, Gtd. Notes	5.00	7/1/2024	5,500,000	[c]	6,243,776
MetLife, Jr. Sub. Bonds, Ser. D	5.88	3/15/2028	5,500,000	[c,d]	6,283,750
Prudential Financial, Jr. Sub. Notes	5.70	9/15/2048	5,850,000	[c]	6,741,865
Reinsurance Group of America, Sr. Unscd. Notes	3.90	5/15/2029	4,750,000		5,292,323
				24,561,714
Internet Software & Services - 1.5%
E*Trade Financial, Sr. Unscd. Notes	3.80	8/24/2027	3,750,000		4,250,760
eBay, Sr. Unscd. Notes	3.60	6/5/2027	4,500,000		5,035,041
Tencent Holdings, Sr. Unscd. Notes	3.98	4/11/2029	2,500,000	[a]	2,780,855
				12,066,656
Materials - 1.1%
Packaging Corp. of America, Sr. Unscd. Notes	3.00	12/15/2029	3,500,000		3,766,867
WRKCo, Gtd. Notes	4.00	3/15/2028	2,000,000		2,259,977
WRKCo, Gtd. Notes	4.65	3/15/2026	2,000,000		2,308,355
				8,335,199
Media - 1.5%
Discovery Communications, Gtd. Notes	3.95	3/20/2028	5,500,000		6,144,640
Grupo Televisa, Sr. Unscd. Notes	4.63	1/30/2026	5,000,000		5,608,944
				11,753,584
Metals & Mining - 1.3%
Anglo American Capital, Gtd. Notes	4.50	3/15/2028	4,000,000	[a]	4,641,071
Glencore Funding, Gtd. Bonds	4.63	4/29/2024	2,000,000	[a]	2,223,448
Glencore Funding, Gtd. Notes	1.63	9/1/2025	3,000,000	[a]	3,042,025
				9,906,544
Municipal Securities - 2.4%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B1	1.85	6/1/2029	1,475,000		1,444,261
Detroit, GO, Ser. B1	4.00	4/1/2044	5,000,000		4,767,100
Illinois, GO (Build America Bonds)	6.20	7/1/2021	220,000		223,164
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	2.63	6/15/2024	1,500,000		1,568,025
New York State Dormitory Authority, Revenue Bonds (Montefiore Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.95	8/1/2048	2,500,000		2,849,725
Oklahoma Development Finance Authority, Revenue Bonds (OU Medicine Project) Ser. C	5.45	8/15/2028	3,750,000		4,247,437
Texas Public Finance Authority, Revenue Bonds	8.25	7/1/2024	4,100,000		4,115,539
				19,215,251
Real Estate - 6.6%
Alexandria Real Estate Equities, Gtd. Notes	3.95	1/15/2027	3,327,000		3,775,074
Alexandria Real Estate Equities, Gtd. Notes	4.30	1/15/2026	2,000,000		2,281,242
American Homes 4 Rent, Sr. Unscd. Notes	4.90	2/15/2029	5,000,000		5,855,341
Brandywine Operating Partnership, Gtd. Notes	4.55	10/1/2029	4,000,000		4,390,064
CBRE Services, Gtd. Notes	4.88	3/1/2026	6,000,000		6,994,302
CubeSmart, Gtd. Notes	2.00	2/15/2031	1,500,000		1,447,442
EPR Properties, Gtd. Notes	4.95	4/15/2028	4,250,000		4,380,971
Healthcare Trust of America Holdings, Gtd. Notes	3.75	7/1/2027	4,000,000		4,527,535
Highwoods Realty, Sr. Unscd. Notes	4.20	4/15/2029	3,250,000		3,628,325
Life Storage, Gtd. Notes	4.00	6/15/2029	5,000,000		5,635,086
Spirit Realty, Gtd. Notes	2.10	3/15/2028	1,500,000		1,484,187

26

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.3% (continued)
Real Estate - 6.6% (continued)
Spirit Realty, Gtd. Notes	4.00	7/15/2029	3,000,000		3,345,426
WP Carey, Sr. Unscd. Notes	2.40	2/1/2031	4,000,000		4,016,559
				51,761,554
Retailing - 3.5%
7-Eleven, Sr. Unscd. Notes	1.80	2/10/2031	4,000,000	[a]	3,851,051
Alimentation Couche-Tard, Gtd. Notes	3.55	7/26/2027	3,000,000	[a]	3,305,573
Autozone, Sr. Unscd. Notes	3.13	4/21/2026	2,000,000		2,177,664
Dollar Tree, Sr. Unscd. Notes	4.00	5/15/2025	4,000,000		4,451,851
Nordstorm, Sr. Unscd. Notes	4.00	3/15/2027	4,000,000		3,967,057
O'Reilly Automotive, Sr. Unscd. Notes	3.90	6/1/2029	4,000,000		4,528,164
Ross Stores, Sr. Unscd. Notes	4.60	4/15/2025	4,500,000		5,113,689
				27,395,049
Semiconductors & Semiconductor Equipment - 3.4%
Broadcom Cayman Finance, Gtd. Notes	3.88	1/15/2027	5,000,000		5,484,672
KLA, Sr. Unscd. Notes	4.10	3/15/2029	4,850,000		5,619,215
Lam Research, Sr. Unscd. Notes	4.00	3/15/2029	3,000,000		3,478,324
Microchip Technology, Gtd. Notes	4.25	9/1/2025	3,500,000	[a]	3,673,568
Microchip Technology, Sr. Scd. Notes	4.33	6/1/2023	2,000,000		2,161,107
NXP, Gtd. Notes	4.88	3/1/2024	5,500,000	[a]	6,139,051
				26,555,937
Technology Hardware & Equipment - .6%
Dell International, Sr. Scd. Notes	8.10	7/15/2036	3,000,000	[a]	4,461,664
Telecommunication Services - 2.5%
Motorola Solutions, Sr. Unscd. Notes	4.60	5/23/2029	4,750,000		5,538,728
Telefonica Emisiones, Gtd. Notes	4.57	4/27/2023	5,000,000		5,433,709
T-Mobile USA, Gtd. Notes	2.88	2/15/2031	500,000		491,250
T-Mobile USA, Sr. Scd. Notes	3.88	4/15/2030	4,150,000	[a]	4,567,780
Verizon Communications, Sr. Unscd. Notes	4.50	8/10/2033	3,000,000		3,581,398
				19,612,865
Utilities - 3.3%
Black Hills, Sr. Unscd. Notes	3.05	10/15/2029	2,000,000		2,129,102
Black Hills, Sr. Unscd. Notes	4.25	11/30/2023	4,000,000		4,368,652
CenterPoint Energy, Sr. Unscd. Notes	2.95	3/1/2030	3,000,000		3,153,030
Duquesne Light Holdings, Sr. Unscd. Notes	2.53	10/1/2030	1,000,000	[a]	998,922
Entergy, Sr. Unscd. Notes	2.95	9/1/2026	2,000,000		2,146,870
Mid-Atlantic Interstate Transmission, Sr. Unscd. Notes	4.10	5/15/2028	3,000,000	[a]	3,298,179
Mississippi Power, Sr. Unscd. Notes	3.95	3/30/2028	5,000,000		5,710,996
The Cleveland Electric Illuminating Company, Sr. Unscd. Notes	4.55	11/15/2030	4,000,000	[a]	4,483,237
				26,288,988
Total Bonds and Notes (cost $703,402,713)			763,726,080
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - 1.4%
Diversified Financials - .4%
Air Lease, Ser. A	6.15		120,000		3,090,000
Telecommunication Services - 1.0%
AT&T, Ser. A	5.00		320,000		8,099,200
Total Preferred Stocks (cost $11,000,000)			11,189,200

27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $7,039,999)	0.07	7,039,999	[e] 7,039,999

Investment of Cash Collateral for Securities Loaned - 3.0%
Registered Investment Companies - 3.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $23,493,805)	0.03	23,493,805	[e] 23,493,805
Total Investments (cost $744,936,517)		102.6%	805,449,084
Liabilities, Less Cash and Receivables		(2.6%)	(20,782,805)
Net Assets		100.0%	784,666,279

GO—General Obligation

LIBOR—London Interbank Offered Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2021, these securities were valued at $164,280,690 or 20.94% of net assets.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security, or portion thereof, on loan. At February 28, 2021, the value of the fund’s securities on loan was $28,614,751 and the value of the collateral was $29,622,731, consisting of cash collateral of $23,493,805 and U.S. Government & Agency securities valued at $6,128,926.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financial	38.0
Consumer, Non-cyclical	11.9
Consumer, Cyclical	10.4
Industrial	8.8
Technology	7.5
Energy	6.7
Communications	6.6
Investment Companies	3.9
Utilities	3.3
Government	2.8
Basic Materials	2.7
102.6

† Based on net assets.

See notes to financial statements.

28

BNY Mellon Short-Term U.S. Government Securities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6%
Collateralized Municipal-Backed Securities - 20.7%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K017, Cl. A2	2.87	12/25/2021	2,654,745	[a]	2,696,890
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K025, Cl. A1	1.88	4/25/2022	220,511	[a]	221,458
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K721, Cl. A2	3.09	8/25/2022	1,992,162	[a]	2,057,214
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KJ05, Cl. A2	2.16	10/25/2021	1,616,320	[a]	1,630,244
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KL1P, Cl. A1P	2.54	10/25/2025	1,935,911	[a]	2,024,315
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KLU1, Cl. A1	2.38	1/25/2025	2,557,260	[a]	2,652,424
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. X2FX, Cl. A2	2.41	9/25/2025	2,370,419	[a]	2,494,972
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB21, Cl. A5F	1.81	9/25/2021	2,066,203	[a]	2,074,482
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB22, Cl. A5F	1.78	9/25/2021	853,650	[a]	856,805
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB23, Cl. A5F	1.73	9/25/2021	1,923,227	[a]	1,928,174
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB25, Cl. A7F	2.58	10/25/2023	718,400	[a]	737,009
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2017-SB26, Cl. A5F	2.34	12/25/2021	799,453	[a]	807,642
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2017-SB35, Cl. A5F	2.25	6/25/2022	1,001,638	[a]	1,021,201
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2018-SB50, Cl. A5F	3.03	4/25/2023	2,407,637	[a]	2,490,405
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2019-SB61, Cl. A5F	2.86	1/25/2024	2,290,298	[a]	2,381,415
Federal National Mortgage Association, ACES, Ser. 2011-M1, Cl. A3	3.76	6/25/2021	342,549	[a]	343,277
Federal National Mortgage Association, ACES, Ser. 2011-M3, Cl. A2	3.64	7/25/2021	11,045	[a]	11,034
Federal National Mortgage Association, ACES, Ser. 2011-M8, Cl. A2	2.92	8/25/2021	343,490	[a]	345,777
Federal National Mortgage Association, ACES, Ser. 2013-M2, Cl. AFL, 1 Month LIBOR +.35%	0.47	1/25/2023	1,684,369	[a,b]	1,687,390
Federal National Mortgage Association, ACES, Ser. 2014-M13, Cl. A2	3.02	8/25/2024	438,215	[a]	470,705
Federal National Mortgage Association, ACES, Ser. 2015-M4, Cl. AV2	2.51	7/25/2022	1,936,322	[a]	1,959,660
Federal National Mortgage Association, ACES, Ser. 2016-M3, Cl. ASQ2	2.26	2/25/2023	2,151,193	[a]	2,165,826
Government National Mortgage Association, Ser. 2012-142, Cl. A	1.11	5/16/2037	55,402		55,397
Government National Mortgage Association, Ser. 2013-105, Cl. A	1.71	2/16/2037	1,092,414		1,099,367
Government National Mortgage Association, Ser. 2013-142, Cl. V	3.08	2/16/2025	1,133,830		1,181,770
Government National Mortgage Association, Ser. 2013-30, Cl. A	1.50	5/16/2042	276,921		279,084
Government National Mortgage Association, Ser. 2013-73, Cl. A	0.98	12/16/2035	2,440,948		2,443,806
Government National Mortgage Association, Ser. 2014-109, Cl. A	2.33	1/16/2046	1,141,262		1,145,620
Government National Mortgage Association, Ser. 2014-82, Cl. VG	2.96	12/16/2046	1,774,135		1,847,260

29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
Collateralized Municipal-Backed Securities - 20.7% (continued)
Government National Mortgage Association, Ser. 2018-162, Cl. AC	3.25	9/16/2048	1,773,689		1,841,867
				42,952,490
Municipal Securities - 6.7%
Bay Area Toll Authority, Revenue Bonds, Refunding	2.23	4/1/2023	1,200,000		1,242,864
Gilroy Unified School District, GO, Refunding	1.73	8/1/2022	450,000		457,812
Kentucky Property & Building Commission, Revenue Bonds, Refunding, Ser. D	2.08	11/1/2023	500,000		517,325
Massachusetts College Building Authority, Revenue Bonds, Refunding, Ser. C	1.90	5/1/2023	2,000,000		2,057,700
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. F	1.77	8/1/2023	2,000,000		2,066,060
Metropolitan Government of Nashville & Davidson County, GO, Refunding, Ser. B	0.61	7/1/2025	1,500,000		1,494,060
Michigan Finance Authority, Revenue Bonds, Ser. A1	2.86	9/1/2022	1,500,000		1,538,235
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. F	2.03	2/15/2023	500,000		515,465
Oregon, GO, Refunding, Ser. P	1.71	5/1/2022	1,000,000		1,017,960
Tennessee School Bond Authority, Revenue Bonds, Refunding, Ser.A	0.22	11/1/2023	1,500,000		1,497,750
The Rutgers University of New Jersey , Revenue Bonds, Refunding, Ser. R	2.06	5/1/2022	1,000,000		1,017,200
Virginia Resources Authority, Revenue Bonds, Refunding, Ser. C	1.89	11/1/2022	500,000		513,960
				13,936,391
U.S. Government Agencies Mortgage-Backed - 43.8%
Federal Home Loan Mortgage Corp., REMIC, Ser. 2586, Cl. MJ	5.50	3/15/2023	97,186	[a]	100,974
Federal Home Loan Mortgage Corp., REMIC, Ser. 3527, Cl. DA	4.00	4/15/2029	139,228	[a]	143,178
Federal Home Loan Mortgage Corp., REMIC, Ser. 3563, Cl. BD	4.00	8/15/2024	288,633	[a]	299,492
Federal Home Loan Mortgage Corp., REMIC, Ser. 3627, Cl. QH	4.00	1/15/2025	760,610	[a]	795,631
Federal Home Loan Mortgage Corp., REMIC, Ser. 3640, Cl. GM	4.00	3/15/2025	550,584	[a]	575,994
Federal Home Loan Mortgage Corp., REMIC, Ser. 3726, Cl. KG	2.50	4/15/2025	38,047	[a]	38,163
Federal Home Loan Mortgage Corp., REMIC, Ser. 3810, Cl. QB	3.50	2/15/2026	743,714	[a]	782,577
Federal Home Loan Mortgage Corp., REMIC, Ser. 3816, Cl. HA	3.50	11/15/2025	1,560,751	[a]	1,651,095
Federal Home Loan Mortgage Corp., REMIC, Ser. 3820, Cl. TB	3.50	3/15/2026	1,038,582	[a]	1,099,927
Federal Home Loan Mortgage Corp., REMIC, Ser. 3830, Cl. NB	4.50	2/15/2039	1,713,840	[a]	1,787,320
Federal Home Loan Mortgage Corp., REMIC, Ser. 3909, Cl. NG	4.00	8/15/2026	1,292,502	[a]	1,375,580
Federal Home Loan Mortgage Corp., REMIC, Ser. 3942, Cl. AC	2.00	10/15/2021	34,118	[a]	34,235
Federal Home Loan Mortgage Corp., REMIC, Ser. 3945, Cl. A	3.00	3/15/2026	175,435	[a]	178,473
Federal Home Loan Mortgage Corp., REMIC, Ser. 3952, Cl. MA	3.00	11/15/2021	170,008	[a]	171,102
Federal Home Loan Mortgage Corp., REMIC, Ser. 3964, Cl. QA	3.00	11/15/2026	641,238	[a]	672,714
Federal Home Loan Mortgage Corp., REMIC, Ser. 3987, Cl. A	2.00	9/15/2026	126,668	[a]	129,088
Federal Home Loan Mortgage Corp., REMIC, Ser. 3998, Cl. KG	2.00	11/15/2026	2,944,900	[a]	3,009,288
Federal Home Loan Mortgage Corp., REMIC, Ser. 4020, Cl. PC	1.75	3/15/2027	314,423	[a]	320,748
Federal Home Loan Mortgage Corp., REMIC, Ser. 4029, Cl. LA	2.00	1/15/2027	1,903,260	[a]	1,943,861
Federal Home Loan Mortgage Corp., REMIC, Ser. 4174, Cl. VA	3.50	6/15/2024	1,011,680	[a]	1,043,630
Federal Home Loan Mortgage Corp., REMIC, Ser. 4216, Cl. KC	1.75	6/15/2028	1,263,055	[a]	1,285,322
Federal Home Loan Mortgage Corp., REMIC, Ser. 4265, Cl. DA	4.00	6/15/2026	1,227,423	[a]	1,258,002
Federal Home Loan Mortgage Corp., REMIC, Ser. 4287, Cl. AB	2.00	12/15/2026	290,067	[a]	301,216
Federal Home Loan Mortgage Corp., REMIC, Ser. 4304, Cl. DA	2.50	1/15/2027	327,867	[a]	334,734
Federal Home Loan Mortgage Corp., REMIC, Ser. 4338, Cl. VA	4.25	7/15/2025	1,799,284	[a]	1,869,511
Federal Home Loan Mortgage Corp., REMIC, Ser. 4386, Cl. AB	3.00	9/15/2029	487,427	[a]	506,255
Federal Home Loan Mortgage Corp., REMIC, Ser. 4480, Cl. VW	3.50	10/15/2026	100,315	[a]	100,285
Federal Home Loan Mortgage Corp., REMIC, Ser. 4532, Cl. VW	3.50	4/15/2027	209,292	[a]	209,295
Federal National Mortgage Association, REMIC, Ser. 2005-63, Cl. HB	5.00	7/25/2025	154,174	[a]	161,137

30

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
U.S. Government Agencies Mortgage-Backed - 43.8% (continued)
Federal National Mortgage Association, REMIC, Ser. 2009-21, Cl. HB	4.50	4/25/2024	3,276	[a]	3,323
Federal National Mortgage Association, REMIC, Ser. 2010-112, Cl. CY	4.00	10/25/2025	1,442,857	[a]	1,501,833
Federal National Mortgage Association, REMIC, Ser. 2010-117, Cl. DE	2.00	5/25/2025	244,285	[a]	245,665
Federal National Mortgage Association, REMIC, Ser. 2010-68, Cl. DA	4.50	10/25/2037	130,121	[a]	130,250
Federal National Mortgage Association, REMIC, Ser. 2011-71, Cl. BA	4.00	5/25/2037	546,210	[a]	557,562
Federal National Mortgage Association, REMIC, Ser. 2011-79, Cl. GC	2.00	12/25/2022	308,871	[a]	311,187
Federal National Mortgage Association, REMIC, Ser. 2011-79, Cl. HD	2.00	12/25/2022	156,272	[a]	157,443
Federal National Mortgage Association, REMIC, Ser. 2011-88, Cl. M	3.50	9/25/2026	699,541	[a]	735,852
Federal National Mortgage Association, REMIC, Ser. 2012-127, Cl. DH	4.00	11/25/2027	209,447	[a]	213,045
Federal National Mortgage Association, REMIC, Ser. 2012-148, Cl. DC	1.50	1/25/2028	1,581,830	[a]	1,612,416
Federal National Mortgage Association, REMIC, Ser. 2012-50, Cl. LV	3.50	8/25/2023	587,359	[a]	592,562
Federal National Mortgage Association, REMIC, Ser. 2012-78, Cl. KB	1.75	7/25/2027	423,225	[a]	434,257
Federal National Mortgage Association, REMIC, Ser. 2012-98, Cl. YM	1.50	9/25/2027	1,499,786	[a]	1,526,729
Federal National Mortgage Association, REMIC, Ser. 2013-108, Cl. GA	3.00	6/25/2030	274,203	[a]	279,943
Federal National Mortgage Association, REMIC, Ser. 2013-137, Cl. V	3.50	10/25/2028	489,182	[a]	514,430
Federal National Mortgage Association, REMIC, Ser. 2013-17, Cl. PG	3.50	3/25/2039	189,018	[a]	189,725
Federal National Mortgage Association, REMIC, Ser. 2013-30, Cl. DA	1.75	4/25/2028	491,166	[a]	504,941
Federal National Mortgage Association, REMIC, Ser. 2013-39, Cl. MP	1.75	5/25/2028	1,412,615	[a]	1,437,029
Federal National Mortgage Association, REMIC, Ser. 2013-91, Cl. CA	4.00	4/25/2039	462,517	[a]	464,144
Federal National Mortgage Association, REMIC, Ser. 2014-34, Cl. LC	2.50	6/25/2029	698,505	[a]	729,370
Federal National Mortgage Association, REMIC, Ser. 2014-82, Cl. LV	3.00	4/25/2026	716,039	[a]	731,844
Federal National Mortgage Association, REMIC, Ser. 2017-9 Cl. HA	3.00	12/25/2042	2,245,057	[a]	2,295,943
Government National Mortgage Association, Ser. 2015-159, CI. EW	2.50	5/20/2041	151,901		152,252
Federal Home Loan Mortgage Corp.:
2.50%, 3/1/2027-12/1/2027			3,812,383	[a]	4,009,280
3.00%, 9/1/2026-3/1/2027			1,727,994	[a]	1,843,873
3.50%, 10/1/2026-5/1/2027			1,507,584	[a]	1,594,213
4.00%, 10/1/2025-6/1/2026			1,587,104	[a]	1,690,438
4.50%, 11/1/2024-2/1/2034			1,380,942	[a]	1,480,493
Federal National Mortgage Association:
3.09%, 8/1/2023			1,000,000	[a]	1,054,375
1.88%, 9/1/2023			1,822,763	[a]	1,884,169
1.94%, 11/1/2022			329,305	[a]	333,368
2.16%, 1/1/2023			2,473,447	[a]	2,538,677
2.18%, 3/1/2022			1,000,000	[a]	1,015,588
2.25%, 1/1/2024			1,509,099	[a]	1,547,894

31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.6% (continued)
U.S. Government Agencies Mortgage-Backed - 43.8% (continued)
2.28%, 5/1/2023			1,480,449	[a]	1,486,437
2.31%, 8/1/2022			970,150	[a]	987,931
2.36%, 12/1/2022			1,331,657	[a]	1,364,095
2.38%, 3/1/2023			2,757,439	[a]	2,850,636
2.44%, 8/1/2022			1,215,110	[a]	1,238,916
2.50%, 11/1/2026-9/1/2027			3,523,613	[a]	3,707,946
2.55%, 9/1/2022			1,882,860	[a]	1,925,274
2.74%, 10/1/2022			1,500,000	[a]	1,546,857
2.78%, 3/1/2022			2,288,464	[a]	2,319,648
2.88%, 6/1/2024			943,947	[a]	977,401
3.00%, 11/1/2026-9/1/2027			1,716,399	[a]	1,813,035
3.34%, 1/1/2022			707,470	[a]	713,380
3.50%, 8/1/2026-9/1/2032			3,574,373	[a]	3,813,275
3.86%, 12/1/2021			70,687	[a]	70,687
4.00%, 5/1/2029-3/1/2034			4,132,616	[a]	4,405,751
4.50%, 11/1/2022			58	[a]	61
5.00%, 3/1/2027			1,003,471	[a]	1,052,087
5.10%, 10/1/2024			719,665	[a]	807,389
6.00%, 8/1/2022			82,389	[a]	83,250
Government National Mortgage Association I:
4.00%, 8/15/2024-7/15/2027			991,484		1,053,143
Government National Mortgage Association II:
3.00%, 4/20/2027			758,511		797,576
3.50%, 3/20/2026			303,842		324,604
4.50%, 7/20/2024-5/20/2025			962,184		1,026,474
				90,858,793
U.S. Treasury Securities - 28.4%
U.S. Treasury Notes	0.13	1/15/2024	11,000,000		10,957,031
U.S. Treasury Notes	0.13	10/15/2023	8,000,000		7,981,250
U.S. Treasury Notes	0.13	12/15/2023	10,000,000		9,966,016
U.S. Treasury Notes	0.13	9/15/2023	6,750,000		6,736,553
U.S. Treasury Notes	0.13	8/15/2023	1,750,000		1,747,197
U.S. Treasury Notes	0.25	11/15/2023	9,250,000		9,253,975
U.S. Treasury Notes	1.25	8/31/2024	4,000,000		4,120,469
U.S. Treasury Notes	1.63	10/31/2023	8,000,000		8,299,375
				59,061,866
Total Bonds and Notes (cost $204,929,056)			206,809,540
	1-Day Yield (%)		Shares
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,349,414)	0.07		1,349,414	[c]	1,349,414
Total Investments (cost $206,278,470)			100.2%	208,158,954
Liabilities, Less Cash and Receivables			(0.2%)	(484,082)
Net Assets			100.0%	207,674,872

ACES—Alternative Credit Enhancement Securities

GO—General Obligation

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

a The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

32

Portfolio Summary (Unaudited) †	Value (%)
Mortgage Securities	64.4
Government	35.2
Investment Companies	.6
100.2

† Based on net assets.

See notes to financial statements.

33

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 8/31/20 ($)	Purchases ($)†	Sales ($)	Value 2/28/21 ($)	Net Assets (%)	Dividends/ Disbributions ($)
BNY Mellon Bond Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	19,173,351	198,282,351	(197,109,440)	20,346,262	1.5	7,530
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	21,105,434	28,858,326	(49,963,760)	-	-	11,046†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	105,451,513	(99,715,514)	5,735,999.4		17,107†††
Total	40,278,785	332,592,190	(346,788,714)	26,082,261	1.9	35,683
BNY Mellon Intermediate Bond Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	13,253,689	91,150,887	(93,287,610)	11,116,966	1.4	2,991
Investment of Cash Collateral for Securities Loaned: ††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	-	6,211,180	(6,211,180)	-	-	3,886†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	105,257,110	(82,173,500)	23,083,610	2.9	5,615†††
Total	13,253,689	202,619,177	(181,672,290)	34,200,576	4.3	12,492
BNY Mellon Corporate Bond Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	8,954,696	74,727,729	(76,642,426)	7,039,999.9		3,884
Investment of Cash Collateral for Securities Loaned: ††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	7,176,396	11,697,997	(18,874,393)	-	-	29,228†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	44,945,919	(21,452,114)	23,493,805	3.0	55,695†††
Total	16,131,092	131,371,645	(116,968,933)	30,533,804	3.9	88,807
BNY Mellon Short-Term U.S. Government Securities Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	5,012,233	94,174,070	(97,836,889)	1,349,414.6		1,680

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for ssecurities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

34

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2021 (Unaudited)

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(b)
Unaffiliated issuers	1,314,151,266	803,613,283	774,915,280	206,809,540
Affiliated issuers	26,082,261	34,200,576	30,533,804	1,349,414
Interest receivable	7,501,350	4,986,121	7,801,862	426,482
Receivable for investment securities sold	6,080,780	-	2,822,460	2,300,795
Receivable for shares of Beneficial Interest subscribed	3,144,881	1,190,184	966,381	33,700
Securities lending receivable	3,555	1,319	3,058	406
Dividends receivable	734	265	46,482	62
Prepaid expenses	27,423	21,481	32,388	21,545
	1,356,992,250	844,013,229	817,121,715	210,941,944
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	537,543	334,363	322,742	84,620
Cash overdraft due to Custodian	1,914,662	975,371	1,640,607	197,495
Payable for investment securities purchased	15,564,985	5,447,496	6,482,260	1,054,718
Liability for securities on loan—Note 1(b)	5,735,999	23,083,610	23,493,805	-
Payable for shares of Beneficial Interest redeemed	252,204	1,140,213	462,139	1,887,699
Trustees’ fees and expenses payable	26,559	18,411	17,752	8,464
Other accrued expenses	47,833	47,218	36,131	34,076
	24,079,785	31,046,682	32,455,436	3,267,072
Net Assets ($)	1,332,912,465	812,966,547	784,666,279	207,674,872
Composition of Net Assets ($):
Paid-in capital	1,293,564,580	782,552,749	727,659,245	219,781,013
Total distributable earnings (loss)	39,347,885	30,413,798	57,007,034	(12,106,141)
Net Assets ($)	1,332,912,465	812,966,547	784,666,279	207,674,872
† Investments at cost ($)
Unaffiliated issuers	1,268,058,889	769,970,433	714,402,713	204,929,056
Affiliated issuers	26,082,261	34,200,576	30,533,804	1,349,414
†† Value of securities on loan ($)	65,507,135	53,615,255	28,614,751	-
Net Asset Value Per Share
Class M
Net Assets ($)	1,323,432,364	804,610,658	779,451,779	201,988,953
Shares Outstanding	101,211,132	62,046,955	56,716,138	17,268,416
Net Asset Value Per Share ($)	13.08	12.97	13.74	11.70
Investor Shares
Net Assets ($)	9,480,101	8,355,889	5,214,500	5,685,919
Shares Outstanding	726,473	643,358	379,173	486,332
Net Asset Value Per Share ($)	13.05	12.99	13.75	11.69

See notes to financial statements.

35

STATEMENTS OF OPERATIONS
Six Months Ended February 28, 2021 (Unaudited)

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Investment Income ($):
Income:
Interest	14,248,470	9,542,123	14,453,086	1,687,083
Dividends:
Unaffiliated issuers	162,500	128,125	292,250	-
Affiliated issuers	7,530	2,991	3,884	1,680
Income from securities lending—Note 1(b)	28,153	9,501	84,923	2,369
Total Income	14,446,653	9,682,740	14,834,143	1,691,132
Expenses:
Investment advisory fee—Note 3(a)	2,594,766	1,686,672	1,618,576	394,966
Administration fee—Note 3(a)	795,974	517,815	496,872	138,632
Trustees’ fees and expenses—Note 3(c)	57,942	44,567	42,488	10,544
Professional fees	39,209	25,493	23,118	17,831
Loan commitment fees—Note 2	28,817	21,738	19,215	5,364
Registration fees	20,624	18,533	20,180	24,138
Shareholder servicing costs—Note 3(b)	12,554	10,908	7,445	7,690
Custodian fees—Note 3(b)	11,603	7,370	6,892	7,133
Chief Compliance Officer fees—Note 3(b)	7,299	7,299	7,299	7,299
Prospectus and shareholders’ reports	5,464	3,765	4,657	3,285
Miscellaneous	27,943	22,320	14,838	20,589
Total Expenses	3,602,195	2,366,480	2,261,580	637,471
Investment Income—Net	10,844,458	7,316,260	12,572,563	1,053,661
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	9,230,604	4,197,904	8,998,602	371,574
Net change in unrealized appreciation (depreciation) on investments	(31,340,972)	(12,189,865)	(4,125,134)	(1,420,404)
Net Realized and Unrealized Gain (Loss) on Investments	(22,110,368)	(7,991,961)	4,873,468	(1,048,830)
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,265,910)	(675,701)	17,446,031	4,831

See notes to financial statements.

36

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020
Operations ($):
Investment income—net	10,844,458	28,223,995	7,316,260	19,036,046
Net realized gain (loss) on investments	9,230,604	33,444,223	4,197,904	10,807,672
Net change in unrealized appreciation (depreciation) on investments	(31,340,972)	15,372,257	(12,189,865)	18,111,833
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,265,910)	77,040,475	(675,701)	47,955,551
Distributions ($):
Distributions to shareholders:
Class M	(43,056,425)	(32,100,864)	(8,011,195)	(19,839,736)
Investor Shares	(324,753)	(235,878)	(71,190)	(132,963)
Total Distributions	(43,381,178)	(32,336,742)	(8,082,385)	(19,972,699)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	215,475,076	264,395,528	57,406,936	130,269,392
Investor Shares	7,642,893	18,820,957	7,546,086	16,622,445
Distributions reinvested:
Class M	17,041,724	5,467,566	1,450,607	3,940,616
Investor Shares	283,800	202,916	57,331	108,322
Cost of shares redeemed:
Class M	(123,431,510)	(265,907,929)	(137,358,102)	(255,435,067)
Investor Shares	(7,231,927)	(18,961,915)	(7,453,306)	(14,918,761)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	109,780,056	4,017,123	(78,350,448)	(119,413,053)
Total Increase (Decrease) in Net Assets	55,132,968	48,720,856	(87,108,534)	(91,430,201)
Net Assets ($):
Beginning of Period	1,277,779,497	1,229,058,641	900,075,081	991,505,282
End of Period	1,332,912,465	1,277,779,497	812,966,547	900,075,081
Capital Share Transactions (Shares):
Class Ma
Shares sold	16,036,608	19,866,058	4,390,718	10,173,365
Shares issued for distributions reinvested	1,280,084	412,579	111,157	307,373
Shares redeemed	(9,169,030)	(20,105,827)	(10,500,328)	(19,894,286)
Net Increase (Decrease) in Shares Outstanding	8,147,662	172,810	(5,998,453)	(9,413,548)
Investor Shares[a]
Shares sold	570,380	1,431,498	576,247	1,294,477
Shares issued for distributions reinvested	21,323	15,352	4,387	8,418
Shares redeemed	(541,821)	(1,433,808)	(569,253)	(1,159,869)
Net Increase (Decrease) in Shares Outstanding	49,882	13,042	11,381	143,026

[a] uring the period ended February 28, 2021, 554,996 Class M Shares representing $7,455,398 were exchanged for 556,229 Investor Shares for BNY Mellon Bond Fund and 585,487 Class M Shares representing $7,656,521 were exchanged for 584,709 Investor Shares for BNY Mellon Intermediate Bond Fund. During the period ended August 31, 2020, 1,375,122 Class M Shares representing $18,120,391 were exchanged for 1,378,251 Investor Shares for BNY Mellon Bond Fund and 1,260,592 Class M Shares representing $16,165,460 were exchanged for 1,259,304 Investor Shares for BNY Mellon Intermediate Bond Fund.

See notes to financial statements.

37

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Corporate Bond Fund		BNY Mellon Short-Term U.S. Government Securities Fund
	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020
Operations ($):
Investment income—net	12,572,563	30,918,115	1,053,661	4,096,078
Net realized gain (loss) on investments	8,998,602	10,397,096	371,574	1,646,724
Net change in unrealized appreciation (depreciation) on investments	(4,125,134)	10,915,491	(1,420,404)	1,392,767
Net Increase (Decrease) in Net Assets Resulting from Operations	17,446,031	52,230,702	4,831	7,135,569
Distributions ($):
Distributions to shareholders:
Class M	(14,191,706)	(31,999,493)	(2,018,249)	(4,869,132)
Investor Shares	(96,251)	(168,173)	(47,212)	(39,865)
Total Distributions	(14,287,957)	(32,167,666)	(2,065,461)	(4,908,997)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	54,682,049	175,188,538	47,319,957	84,017,058
Investor Shares	5,472,879	16,524,022	5,016,378	8,168,274
Distributions reinvested:
Class M	3,224,999	7,780,392	418,900	1,112,738
Investor Shares	67,290	106,512	45,573	38,415
Cost of shares redeemed:
Class M	(130,747,272)	(261,119,893)	(78,663,966)	(108,197,966)
Investor Shares	(5,806,288)	(14,053,972)	(4,629,058)	(4,631,268)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(73,106,343)	(75,574,401)	(30,492,216)	(19,492,749)
Total Increase (Decrease) in Net Assets	(69,948,269)	(55,511,365)	(32,552,846)	(17,266,177)
Net Assets ($):
Beginning of Period	854,614,548	910,125,913	240,227,718	257,493,895
End of Period	784,666,279	854,614,548	207,674,872	240,227,718
Capital Share Transactions (Shares):
Class Ma
Shares sold	3,955,581	13,224,134	4,026,786	7,141,253
Shares issued for distributions reinvested	234,082	584,843	35,672	94,756
Shares redeemed	(9,480,159)	(19,708,249)	(6,693,903)	(9,200,252)
Net Increase (Decrease) in Shares Outstanding	(5,290,496)	(5,899,272)	(2,631,445)	(1,964,243)
Investor Shares[a]
Shares sold	396,014	1,242,478	426,615	692,799
Shares issued for distributions reinvested	4,878	8,014	3,885	3,268
Shares redeemed	(419,306)	(1,054,323)	(394,089)	(393,943)
Net Increase (Decrease) in Shares Outstanding	(18,414)	196,169	36,411	302,124

[a] During the period ended February 28, 2021, 396,205 Class M Shares representing $5,472,708 were exchanged for 396,002 Investor Shares for BNY Mellon Corporate Bond Fund and 201,259 Class M Shares representing $2,369,424 were exchanged for 201,426 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund. During the period ended August 31, 2020, 1,240,637 Class M Shares representing $16,489,922 were exchanged for 1,240,170 Investor Shares for BNY Mellon Corporate Bond Fund and 352,464 Class M Shares representing $4,152,915 were exchanged for 352,816 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund.

See notes to financial statements.

38

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

	Six Months Ended		Class M Shares
	February 28, 2021		Year Ended August 31,
BNY Mellon Bond Fund	(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.63		13.14	12.32	12.82	13.11	12.74
Investment Operations:
Investment income—net [a]	.11		.30	.35	.34	.32	.31
Net realized and unrealized gain (loss) on investments	(.22)		.54	.84	(.48)	(.21)	.42
Total from Investment Operations	(.11)		.84	1.19	(.14)	.11	.73
Distributions:
Dividends from investment income—net	(.16)		(.35)	(.37)	(.36)	(.37)	(.36)
Dividends from net realized gain on investments	(.28)		-	-	-	(.03)	-
Total Distributions	(.44)		(.35)	(.37)	(.36)	(.40)	(.36)
Net asset value, end of period	13.08		13.63	13.14	12.32	12.82	13.11
Total Return (%)	(.78)	[b]	6.49	9.89	(1.10)	.87	5.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	[c]	.55	.55	.55	.56	.56
Ratio of net investment income to average net assets	1.67	[c]	2.30	2.77	2.70	2.50	2.38
Portfolio Turnover Rate	31.86	[b]	93.11	79.56	47.36	72.85	72.21
Net Assets, end of period ($ x 1,000)	1,323,432		1,268,576	1,220,362	1,002,899	1,001,290	1,030,685

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

39

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended		Investor Shares
	February 28, 2021		Year Ended August 31,
BNY Mellon Bond Fund	(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.60		13.11	12.29	12.79	13.08	12.71
Investment Operations:
Investment income—net [a]	.10		.28	.32	.31	.28	.27
Net realized and unrealized gain (loss) on investments	(.22)		.52	.84	(.48)	(.21)	.43
Total from Investment Operations	(.12)		.80	1.16	(.17)	.07	.70
Distributions:
Dividends from investment income—net	(.15)		(.31)	(.34)	(.33)	(.33)	(.33)
Dividends from net realized gain on investments	(.28)		-	-	-	(.03)	-
Total Distributions	(.43)		(.31)	(.34)	(.33)	(.36)	(.33)
Net asset value, end of period	13.05		13.60	13.11	12.29	12.79	13.08
Total Return (%)	(.92)	[b]	6.22	9.60	(1.35)	.63	5.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	[c]	.80	.80	.80	.81	.81
Ratio of net investment income to average net assets	1.46	[c]	2.08	2.47	2.46	2.24	2.14
Portfolio Turnover Rate	31.86	[b]	93.11	79.56	47.36	72.85	72.21
Net Assets, end of period ($ x 1,000)	9,480		9,204	8,697	6,944	9,613	9,619

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

40

	Six Months Ended		Class M Shares
	February 28, 2021		Year Ended August 31,
BNY Mellon Intermediate Bond Fund	(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.11		12.72	12.26	12.60	12.74	12.55
Investment Operations:
Investment income—net [a]	.11		.25	.27	.25	.22	.20
Net realized and unrealized gain (loss) on investments	(.12)		.41	.47	(.32)	(.10)	.25
Total from Investment Operations	(.01)		.66	.74	(.07)	.12	.45
Distributions:
Dividends from investment income—net	(.13)		(.27)	(.28)	(.27)	(.26)	(.26)
Net asset value, end of period	12.97		13.11	12.72	12.26	12.60	12.74
Total Return (%)	(.11)	[b]	5.23	6.09	(.58)	1.01	3.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	[c]	.55	.55	.55	.56	.56
Ratio of net investment income to average net assets	1.74	[c]	1.97	2.15	2.03	1.77	1.61
Portfolio Turnover Rate	10.92	[b]	41.86	33.30	28.92	48.97	32.99
Net Assets, end of period ($ x 1,000)	804,611		891,782	985,280	833,954	838,741	869,419

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

41

FINANCIAL HIGHLIGHTS (continued)

	Six Moths Ended		Investor Shares
	February 28, 2021		Year Ended August 31,
BNY Mellon Intermediate Bond Fund	(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.12		12.73	12.26	12.60	12.74	12.56
Investment Operations:
Investment income—net [a]	.10		.22	.23	.22	.19	.17
Net realized and unrealized gain (loss) on investments	(.12)		.40	.48	(.33)	(.10)	.24
Total from Investment Operations	(.02)		.62	.71	(.11)	.09	.41
Distributions:
Dividends from investment income—net	(.11)		(.23)	(.24)	(.23)	(.23)	(.23)
Net asset value, end of period	12.99		13.12	12.73	12.26	12.60	12.74
Total Return (%)	(.18)	[b]	4.93	5.88	(.84)	.75	3.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	[c]	.80	.80	.80	.81	.81
Ratio of net investment income to average net assets	1.48	[c]	1.68	1.88	1.78	1.52	1.36
Portfolio Turnover Rate	10.92	[b]	41.86	33.30	28.92	48.97	32.99
Net Assets, end of period ($ x 1,000)	8,356		8,293	6,225	5,756	7,563	8,247

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

42

	Six Months Ended		Class M Shares
	February 28, 2021		Year Ended August 31,
BNY Mellon Corporate Bond Fund	(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.69		13.36	12.52	13.06	13.07	12.59
Investment Operations:
Investment income—net [a]	.21		.45	.46	.44	.42	.39
Net realized and unrealized gain (loss) on investments	.08		.35	.86	(.50)	.05	.54
Total from Investment Operations	.29		.80	1.32	(.06)	.47	.93
Distributions:
Dividends from investment income—net	(.24)		(.47)	(.48)	(.48)	(.48)	(.45)
Net asset value, end of period	13.74		13.69	13.36	12.52	13.06	13.07
Total Return (%)	2.15	[b]	6.16	10.81	(.48)	3.67	7.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	[c]	.56	.56	.55	.56	.56
Ratio of net investment income to average net assets	3.11	[c]	3.39	3.65	3.43	3.29	3.10
Portfolio Turnover Rate	9.23	[b]	25.67	30.95	33.36	33.05	34.99
Net Assets, end of period ($ x 1,000)	779,452		849,166	907,433	776,480	784,237	850,017

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

43

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended		Investor Shares
	February 28, 2021		Year Ended August 31,
BNY Mellon Corporate Bond Fund	(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.70		13.37	12.53	13.07	13.07	12.59
Investment Operations:
Investment income—net [a]	.20		.43	.43	.37	.42	.35
Net realized and unrealized gain (loss) on investments	.08		.34	.85	(.46)	.03	.55
Total from Investment Operations	.28		.77	1.28	(.09)	.45	.90
Distributions:
Dividends from investment income—net	(.23)		(.44)	(.44)	(.45)	(.45)	(.42)
Net asset value, end of period	13.75		13.70	13.37	12.53	13.07	13.07
Total Return (%)	2.02	[b]	5.87	10.50	(.72)	3.53	7.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	[c]	.81	.81	.80	.81	.81
Ratio of net investment income to average net assets	2.87	[c]	3.12	3.41	3.06	3.02	2.83
Portfolio Turnover Rate	9.23	[b]	25.67	30.95	33.36	33.05	34.99
Net Assets, end of period ($ x 1,000)	5,214		5,448	2,693	2,573	2,807	1,793

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

44

	Six Months Ended		Class M Shares
BNY Mellon Short-Term	February 28, 2021		Year Ended August 31,
U.S. Government Securities Fund	(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	11.81		11.70	11.52	11.72	11.81	11.84
Investment Operations:
Investment income—net [a]	.06		.19	.21	.14	.08	.04
Net realized and unrealized gain (loss) on investments	(.06)		.15	.20	(.18)	(.05)	.05
Total from Investment Operations	(.00)	[b]	.34	.41	(.04)	.03	.09
Distributions:
Dividends from investment income—net	(.11)		(.23)	(.23)	(.16)	(.12)	(.12)
Net asset value, end of period	11.70		11.81	11.70	11.52	11.72	11.81
Total Return (%)	(.02)	[c]	2.95	3.61	(.36)	.26	.77
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	[d]	.55	.55	.56	.55	.55
Ratio of net investment income to average net assets	.94	[d]	1.65	1.84	1.20	.68	.37
Portfolio Turnover Rate	36.77	[c]	65.00	119.53	61.04	65.98	100.46
Net Assets, end of period ($ x 1,000)	201,989		234,920	255,767	190,515	172,603	214,754

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

45

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended		Investor Shares
BNY Mellon Short-Term	February 28, 2021		Year Ended August 31,
U.S. Government Securities Fund	(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	11.80		11.68	11.50	11.71	11.79	11.82
Investment Operations:
Investment income—net [a]	.04		.11	.18	.11	.05	.01
Net realized and unrealized gain (loss) on investments	(.06)		.21	.20	(.19)	(.04)	.05
Total from Investment Operations	(.02)		.32	.38	(.08)	.01	.06
Distributions:
Dividends from investment income—net	(.09)		(.20)	(.20)	(.13)	(.09)	(.09)
Net asset value, end of period	11.69		11.80	11.68	11.50	11.71	11.79
Total Return (%)	(.17)	[b]	2.73	3.31	(.69)	.10	.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	[c]	.80	.80	.81	.80	.80
Ratio of net investment income to average net assets	.67	[c]	.98	1.54	.92	.43	.12
Portfolio Turnover Rate	36.77	[b]	65.00	119.53	61.04	65.98	100.46
Net Assets, end of period ($ x 1,000)	5,686		5,308	1,727	1,494	1,753	1,906

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

46

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-three series, including the following diversified funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Corporate Bond Fund seek total return (consisting of capital appreciation and current income). BNY Mellon Short-Term U.S. Government Securities Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain administrative services. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each relevant fund: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 28, 2021 in valuing each fund’s investments:

48

Table 1—Fair Value Measurements
	Investments in Securities†
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Bond Fund
Commercial Mortgage-Backed	-	-	18,481,145	-	-	-	18,48,145
Corporate Bonds	-	-	564,627,214	-	-	-	564,627,214
Equity Securities – Preferred Stocks	6,580,600	-	-	-	-	-	6,580,600
Foreign Governmental	-	-	4,951,594	-	-	-	4,951,594
Investment Companies	26,082,261	-	-	-	-	-	26,082,261
Municipal Securities	-	-	80,538,260	-	-	-	80,538,260
U.S. Government Agencies Mortgage-Backed	-	-	337,686,498	-	-	-	337,686,498
U.S. Treasury Securities	-	-	301,285,955	-	-	-	301,285,955
BNY Mellon Intermediate Bond Fund
Collateralized Municipal-Backed Securities	-	-	801,233	-	-	-	801,233
Corporate Bonds	-	-	416,872,984	-	-	-	416,872,984
Equity Securities – Preferred Stocks	5,188,550	-	-	-	-	-	5,188,550
Investment Companies	34,200,576	-	-	-	-	-	34,200,576
Municipal Securities	-	-	43,285,578	-	-	-	43,285,578
U.S. Government Agencies	-	-	26,326,096	-	-	-	26,326,096
U.S. Government Agencies Mortgage-Backed	-	-	7,037,822	-	-	-	7,037,822
U.S. Treasury Securities	-	-	304,101,020	-	-	-	304,101,020
BNY Mellon Corporate Bond Fund
Corporate Bonds	-	-	741,509,779	-	-	-	741,509,779
Equity Securities - Preferred Stocks	11,189,200	-	-	-	-	-	11,189,200
Foreign Governmental	-	-	3,001,050	-	-	-	3,001,050
Investment Companies	30,533,804	-	-	-	-	-	30,533,804
Municipal Securities	-	-	19,215,251	-	-	-	19,215,251
BNY Mellon Short-Term U.S. Government Securities Fund
Collateralized Municipal-Backed Securities	-	-	42,952,490	-	-	-	42,952,490
Investment Companies	1,349,414	-	-	-	-	-	1,349,414
Municipal Securities	-	-	13,936,391	-	-	-	13,936,391
U.S. Government Agencies Mortgage-Backed	-	-	90,858,793	-	-	-	90,858,793
U.S. Treasury Securities	-	-	59,061,866	-	-	-	59,061,866

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S.

49

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 2 summarizes the amount The Bank of New York Mellon earned from each fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended February 28, 2021.

Table 2—Securities Lending Agreement

BNY Mellon Bond Fund	$ 4,140
BNY Mellon Intermediate Bond Fund	1,416
BNY Mellon Corporate Bond Fund	13,554
BNY Mellon Short-Term U.S. Government Securities Fund	312

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are defined as “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which each fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect each fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent each fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase each fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. The funds normally declare and pay dividends from investment income-net monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2021, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 28, 2021, the funds did not incur any interest or penalties.

50

Each tax year in the three-year period ended August 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 3 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, realized subsequent to August 31, 2020.

Table 4 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2020. The tax character of current year distributions will be determined at the end of the current fiscal year.

Table 3—Capital Loss Carryover
	Short-Term Losses ($)	† Long-Term Losses ($)
			† Total ($)
BNY Mellon Intermediate Bond Fund	3,741,522	2,091,887	5,833,409
BNY Mellon Corporate Bond Fund	3,352,239	6,066,187	9,418,426
BNY Mellon Short-Term U.S. Government Securities Fund	6,346,348	7,405,386	13,751,734

† These capital losses can be carried forward for an unlimited period.

Table 4—Tax Character of Distributions Paid

2020
Ordinary Income ($)
BNY Mellon Bond Fund	32,336,742
BNY Mellon Intermediate Bond Fund	19,972,699
BNY Mellon Corporate Bond Fund	32,167,666
BNY Mellon Short-Term U.S. Government Securities Fund	4,908,997

(g) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848)-Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on each fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $135 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2021, the funds did not borrow under the Facilities.

51

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .40% of BNY Mellon Corporate Bond Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 5 summarizes the amounts Investor shares were charged during the period ended February 28, 2021, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 5—Shareholder Services Plan Fees

BNY Mellon Bond Fund	$ 12,360
BNY Mellon Intermediate Bond Fund	10,763
BNY Mellon Corporate Bond Fund	7,370
BNY Mellon Short-Term U.S. Government Securities Fund	7,628

The funds have an arrangement with the transfer agent whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the funds include net earnings credits, if any, as shareholder servicing costs in the Statements of Operations.

The funds have an arrangement with the custodian whereby the funds will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the funds include this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

Each fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing cash management services inclusive of earnings credits, if any, for the funds. The transfer agency fees are comprised of amounts paid on cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust. Table 6 summarizes the amount each fund was charged during the period ended February 28, 2021, which is included in Shareholder servicing costs in the Statements of Operations.

Table 6—Transfer Agency Agreement Fees

BNY Mellon Bond Fund	$ 87
BNY Mellon Intermediate Bond Fund	67
BNY Mellon Corporate Bond Fund	39
BNY Mellon Short-Term U.S. Government Securities Fund	30

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 7 summarizes the amount each fund was charged during the period ended February 28, 2021 pursuant to the custody agreement.

Table 7—Custody Agreement Fees

BNY Mellon Bond Fund	$ 11,603
BNY Mellon Intermediate Bond Fund	7,370
BNY Mellon Corporate Bond Fund	6,892
BNY Mellon Short-Term U.S. Government Securities Fund	7,133

Each relevant fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 8 summarizes the amount each

52

fund was charged during the period ended February 28, 2021 pursuant to the agreement, which is included in Shareholder servicing costs in the Statements of Operations.

Table 8—The Bank of New York Mellon Cash Management Fees

BNY Mellon Bond Fund	$ 49
BNY Mellon Intermediate Bond Fund	67
BNY Mellon Corporate Bond Fund	31
BNY Mellon Short-Term U.S. Government Securities Fund	12

During the period ended February 28, 2021, each fund was charged $7,299 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 9 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended February 28, 2021.

Table 11 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at February 28, 2021.

At February 28, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 9—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Transfer Agency Fees ($)	Chief Compliance Officer Fees ($)
BNY Mellon Bond Fund	408,294	116,787	1,850	7,962	29	2,621
BNY Mellon Intermediate Bond Fund	252,652	72,309	1,681	5,082	18	2,621
BNY Mellon Corporate Bond Fund	244,183	69,893	1,050	4,977	18	2,621
BNY Mellon Short-Term U.S. Government Securities Fund	57,278	18,737	1,200	4,772	12	2,621

Table 10—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Bond Fund	488,556,002	412,877,830
BNY Mellon Intermediate Bond Fund	91,690,477	166,652,530
BNY Mellon Corporate Bond Fund	73,898,377	143,608,112
BNY Mellon Short-Term U.S. Government Securities Fund	82,077,056	110,892,488

Table 11—Accumulated Net Unrealized Appreciation (Depreciation)
	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Bond Fund	56,213,532	10,121,155	46,092,377
BNY Mellon Intermediate Bond Fund	35,852,062	2,209,212	33,642,850
BNY Mellon Corporate Bond Fund	62,916,666	2,404,099	60,512,567
BNY Mellon Short-Term U.S. Government Securities Fund	2,276,112	395,628	1,880,484

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For More Information

The BNY Mellon Funds
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Administrator
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:
BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Corporate Bond Fund	Class M: BYMMX	Investor: BYMIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation	MFTSA0221-TB

The BNY Mellon Funds

BNY Mellon Government Money Market Fund

BNY Mellon National Municipal Money Market Fund

SEMIANNUAL REPORT February 28, 2021

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2020 through February 28, 2021, as provided by John Tobin, Chief Investment Officer

Market and Fund Performance Overview

For the six-month period ended February 28, 2021, BNY Mellon Government Money Market Fund’s Class M shares produced an annualized simple yield of 0.01%, and its Investor shares produced an annualized simple yield of 0.01%. Taking into account the effects of compounding, the fund’s Class M shares and Investor shares produced annualized effective yields of 0.01% and 0.01%, respectively.1

Yields of money market instruments moved lower over the reporting period as the Federal Reserve Board (the “Fed”) kept the federal funds target rate at a record low in response to the COVID-19 pandemic.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund, which is a “government money market fund,” is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in government securities and repurchase agreements collateralized solely by government securities. The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

Economy Continues to Rebound

Rapid responses to the COVID-19 pandemic by Congress and the Fed early in 2020 helped restore markets and keep the economy afloat. The Fed’s intervention in money markets included the Commercial Paper Funding Facility (“CPFF”), a program created by the Fed during the 2008-09 global financial crisis to provide liquidity to the commercial paper market in order to increase the availability of credit to businesses and individuals.

As relief programs took effect, and government lockdowns began to ease, the economy began to show signs of recovery. Retail sales rebounded, manufacturing improved dramatically, and the housing industry began to recover. Job creation surged, and unemployment fell from 14.8% in April 2020 to 6.9% in October 2020.

In November 2020, the announcement that COVID-19 vaccines had received approval fueled additional optimism that government-mandated lockdowns would be lifted, and that the economy would continue to rebound. But a resurgence in COVID-19 cases late in 2020 caused a return to lockdowns in some locations, and job creation weakened. New jobs totaled only 264,000 in November 2020, and net new jobs were negative in December 2020.

In 2021, job creation became positive again, resulting in 166,000 and 379,000 jobs in January and February 2021. The unemployment rate plateaued late in 2020, but returned to a downward path, hitting 6.2% in February 2021.

Other aspects of the economy remained relatively strong late in 2020 and into 2021. Housing starts rose 5.8% in December 2020, though they slipped somewhat in January 2021. Similarly, the Purchasing Managers Index (“PMI”) for manufacturing industries continued to rise, staying well above the 50% threshold that indicates expansion and hitting 60.5% in December 2020.

Concerns about inflation emerged toward the end of the reporting period, but pricing pressures remained largely subdued. The core personal consumption expenditure (PCE) price index, which provides a measure of the prices paid by people for domestic purchases of goods and services, excluding the prices of food and energy, remained well below the Fed’s 2.0% target until the third quarter of 2020, when it hit 3.4%, but in the fourth quarter it receded to 1.4%.

Recovery to Continue, Interest Rates Likely to Remain Low

Actions by the Fed to address illiquidity helped money markets to recover from the March 2020 turmoil. In addition to the CPFF, the Money Market Liquidity Facility (“MMMFLF”) also contributed to restoring calm by helping money market funds meet demands for redemptions, improving the functioning of the market.

The Fed anticipates that the U.S. economy will continue to rebound in 2021, and it believes unemployment will decline further. But full economic recovery may not arrive until 2022, so the Fed has indicated that it is unlikely to raise interest rates in the near future. As always, we have retained our longstanding focus on quality and liquidity.

March 15, 2021

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Yields for Investor shares reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and that can be terminated at any time without notice. Had these expenses not been absorbed, fund yields would have been lower.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Although the fund’s board has no current intention to impose a fee upon the sale of shares or temporarily suspend redemptions if the fund’s liquidity falls below certain levels, the board reserves the ability to do so after providing at least 60 days’ prior written notice to shareholders.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

2

For the period from September 1, 2020 through February 28, 2021, as provided by Joseph Irace, Senior Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended February 28, 2021, BNY Mellon National Municipal Money Market Fund’s Class M shares produced an annualized yield of 0.01%, and Investor shares produced an annualized yield of 0.01%. Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced annualized effective yields of 0.01% and 0.01%, respectively.1

Yields of municipal money market instruments generally fell during the reporting period, as the Federal Reserve Board (the “Fed”) left the federal funds target rate unchanged at 0.00-0.25%. Supply-and-demand dynamics in the municipal securities market also contributed to the performance of tax-exempt, money market instruments.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity. To pursue its goal, the fund invests at least 80% of its net assets in short-term, high-quality, municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund may invest up to 20% of its total assets in taxable, money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations, and commercial paper. The fund also may invest in custodial receipts.

The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

Strong Demand Absorbs Abundant Supply

Early in 2020 and through the remainder of the year, Fed Chairman Jerome Powell reiterated his commitment to low rates and to using the full range of tools to mitigate the effects of COVID-19 on economic activity. Among these tools was the Municipal Liquidity Facility (“MLF”), which allowed states, counties and cities to use the proceeds of notes purchased by the MLF to assist other political subdivisions and governmental entities. The MLF authorized the purchase of up to $500 billion of eligible notes. Although the facility was not widely used, it helped restore calm to the municipal market.

Early in the reporting period, demand for short-term securities remained strong, keeping a lid on rates as the market stabilized. However, some investors did move money to longer-term municipal investments to capture higher yields across the maturity spectrum. In the municipal bond market as a whole, demand remained strong and steady toward the end of 2020 as asset flows into long-term bond funds and separately managed accounts continued at a robust pace. This was fueled by the Fed’s zero rate policy, by the appetite for yield and by the prospect of higher tax rates.

New issuance also remained strong, exceeding expectations and hitting levels that have not been seen in many years. Issuers sought to take advantage of unusual market conditions that enabled them to restructure debt at historically low interest-rate levels. The market, both long-term and short-term, continued to absorb this plethora of new issues with strong investor demand across the maturity spectrum.

Strong demand kept rates in the municipal money market near record lows even as the economy continued to improve late in 2020. The SIFMA Index (Securities Industry and Financial Markets Association Municipal Swap Index), the 7-day high-grade market index comprised of tax-exempt Variable Rate Demand Obligations, averaged 0.11% during the last few months of 2020 versus 0.55% for all of 2020.

In January 2021, the Fed reiterated its commitment to easy money policies, leaving rates unchanged. Nevertheless, asset flows into tax-exempt money market funds remained steady. New issuance in the municipal market was expected to be muted as issuers assessed their budget needs.

Maintaining High-Quality, Liquid Portfolios

Officials at the Fed are closely monitoring the economy and the implications of COVID-19 for the economic outlook, and they will continue to use their tools to support the economy. We believe demand will exceed supply the first few months of the year and will keep a lid on yields while demand remains remain strong.

Our credit team will continue to review our current holdings and any purchases we make going forward in our portfolios. We continue to maintain what we believe to be high-grade, liquid portfolios.

March 15, 2021

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice. Had these expenses not been absorbed, fund yields would have been lower, and, in some cases seven-day yields during the reporting period would have been negative absent the expense absorption.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Short-term corporate, asset-backed-securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more nationally recognized statistical rating organizations (or unrated, if deemed of comparable quality by BNY Mellon Investment Adviser, Inc.), involve credit and liquidity risks and risk of principal loss.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

3

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2020 to February 28, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 28, 2021
	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$.79	$.84
Ending value (after expenses)	$1,000.10	$1,000.10
Annualized expense ratio (%)	.16	.17
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$.84	$.79
Ending value (after expenses)	$1,000.10	$1,000.10
Annualized expense ratio (%)	.17	.16

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 28, 2021
	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$.80	$.85
Ending value (after expenses)	$1,024.00	$1,023.95
Annualized expense ratio (%)	.16	.17
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$.85	$.80
Ending value (after expenses)	$1,023.95	$1,024.00
Annualized expense ratio (%)	.17	.16

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4

STATEMENT OF INVESTMENTS
February 28, 2021 (Unaudited)

BNY Mellon Government Money Market Fund
U.S. Government Agencies - 33.1%	Annualized Yield (%)	Principal Amount ($)		Value ($)
Federal Farm Credit Banks:
3/26/2021	0.12	15,000,000	[a]	14,998,750
3/2/2021, 3 Month U.S. T-BILL +.04%	0.07	5,000,000	[b]	4,999,572
3/2/2021, 3 Month SOFR +.32%	0.33	20,000,000	[b]	20,000,000
Federal Home Loan Banks:
3/1/2021, 3 Month SOFR +.01%	0.04	10,000,000	[b]	10,000,000
3/1/2021, 3 Month SOFR +.01%	0.04	5,000,000	[b]	5,000,000
3/1/2021, 3 Month SOFR +.02%	0.05	25,000,000	[b]	25,000,000
3/1/2021, 3 Month SOFR +.08%	0.11	10,000,000	[b]	10,000,000
4/23/2021	0.07	50,000,000	[a]	49,994,663
5/24/2021	0.04	25,000,000	[a]	24,997,667
7/14/2021	0.09	10,000,000	[a]	9,996,625
Total U.S. Government Agencies (cost $174,987,277)				174,987,277
U.S. Treasury Bills - 25.6%
5/25/2021	0.04	10,000,000	[a]	9,999,174
7/20/2021	0.05	25,000,000	[a]	24,994,859
3/30/2021	0.11	50,000,000	[a]	49,995,771
5/6/2021	0.09	25,000,000	[a]	24,996,104
7/22/2021	0.09	25,000,000	[a]	24,990,814
Total U.S. Treasury Bills (cost $134,976,722)				134,976,722
U.S. Treasury Notes - 6.1%
6/30/2021	1.63	20,000,000		20,100,359
7/31/2021	1.13	12,000,000		12,050,394
Total U.S. Treasury Notes (cost $32,150,753)				32,150,753
U.S. Treasury Floating Rate Notes - 7.2%
3/2/2021, 3 Month U.S. T-BILL +.06%	0.09	13,000,000	[b]	13,001,757
3/2/2021, 3 Month U.S. T-BILL +.14%	0.17	25,000,000	[b]	25,000,260
Total U.S. Treasury Floating Rate Notes (cost $38,002,017)				38,002,017
Repurchase Agreements - 27.7%

Bank of Montreal, Tri-Party Agreement thru BNY Mellon, dated 2/26/2021, due at 3/1/2021 in the amount of $40,000,067 (fully collateralized by: original par of $41,673,774, Federal Home Loan Mortgage Corp Agency Collateralized Mortgage Obligation, 0.41%-6.50%, due 5/15/25-4/15/49, valued at $5,950,433, original par of $32,072,154, Federal Home Loan Mortgage Corp Agency Debentures and Agency Strips, 1.50%-5.88%, due 2/15/38-2/25/51, valued at $2,843,429, original par of $116,917,025, Federal National Mortgage Association Agency Collateralized Mortgage Obligation, 0.04%-6.48%, due 1/25/23-11/25/50, valued at $6,831,845, original par of $2,304,331, Federal National Mortgage Association Agency Debentures and Agency Strips, 3.50%, due 11/1/44, valued at $96,314, original par of $22,605,092, Federal National Mortgage Association Agency Mortgage-Backed Securities, 0.33%-3.00%, due 11/25/24-3/1/51, valued at $1,635,090, original par of $262,386,751, Government National Mortgage Association Agency Collateralized Mortgage Obligation, 0.37%-6.64%, due 6/16/28-12/20/70, valued at $25,759,110)

	0.02	40,000,000		40,000,000

5

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Government Money Market Fund(continued)
Repurchase Agreements - 27.7%(continued)	Annualized Yield (%)	Principal Amount ($)	Value ($)
Credit Agricole CIB, Tri-Party Agreement thru BNY Mellon, dated 2/26/2021, due at 3/1/2021 in the amount of $97,000,081 (fully collateralized by: original par of $72,656,057, U.S. Treasuries (including strips), 0.00%-3.63%, due 1/15/27-8/15/48, valued at $98,940,000)	0.01	97,000,000	97,000,000
ING Financial Markets, Tri-Party Agreement thru BNY Mellon, dated 2/26/2021, due at 3/1/2021 in the amount of $9,000,008 (fully collateralized by: original par of $8,861,857, U.S. Treasuries (including strips), 0.00%-6.00%, due 3/2/21-8/15/49, valued at $9,180,001)	0.01	9,000,000	9,000,000
Total Repurchase Agreements (cost $146,000,000)			146,000,000
Total Investments (cost $526,116,769)		99.7%	526,116,769
Cash and Receivables (Net)		.3%	1,373,000
Net Assets		100.0%	527,489,769

a Security is a discount security. Income is recognized through the accretion of discount.

b Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Treasury Securities	38.9
U.S. Government Agencies	33.1
Repurchase Agreements	27.7
99.7

† Based on net assets.

See notes to financial statements.

6

BNY Mellon National Municipal Money Market Fund
Short-Term Investments - 100.2%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - 2.4%
Mobile County Industrial Development Authority, Revenue Bonds (SSAB Alabama) (LOC; Swedbank AB) Ser. A	0.08	3/5/2021	3,000,000	[a]	3,000,000
Tender Option Bond Trust Receipts (Series 2016-YX1036), (Alabama Federal Aid Highway Authority, Revenue Bonds (Liquidity Agreement; Barclays Bank PLC)), Trust Maturity Date 9/1/2035	0.08	3/5/2021	4,400,000	[a,b,c]	4,400,000
				7,400,000
Arizona - 1.7%
Casa Grande Industrial Development Authority, Revenue Bonds, Refunding (Center Park Apartments Project) (LOC; FNMA) Ser. A	0.09	3/5/2021	1,100,000	[a]	1,100,000
Tender Option Bond Trust Receipts (Series 2019-XG0231), (Illinois Finance Authority, Revenue Bonds (Liquidity Agreement; Bank of America NA & LOC; Bank of America NA)), Trust Maturity Date 1/1/2054	0.11	3/5/2021	4,070,000	[a,b,c]	4,070,000
				5,170,000
California - 17.2%
ABAG Finance Authority for Nonprofit Corp., Revenue Bonds (The Grauer Foundation for Education Project) (LOC; Comerica Bank)	0.11	3/5/2021	1,760,000	[a]	1,760,000
Alameda Public Financing Authority, Revenue Bonds, Refunding (Alameda Point Improvement Project) (LOC; Union Bank of CA) Ser. A	0.12	3/5/2021	900,000	[a]	900,000
California Enterprise Development Authority, Revenue Bonds (Tri Tool Project) (LOC; Comerica Bank) Ser. A	0.14	3/5/2021	2,605,000	[a]	2,605,000
California Infrastructure & Economic Development Bank, Revenue Bonds (Society for the Blind Project) (LOC; U.S. Bank NA)	0.08	3/5/2021	1,725,000	[a]	1,725,000
Mizuho Floater/Residual Trust, Revenue Bonds (LOC; Mizuho Capital Market) Ser. 2020-MIZ9011	0.23	3/5/2021	15,000,000	[a,b]	15,000,000
Mizuho Floater/Residual Trust, Special Tax Bonds (LOC; Mizuho Capital Market) Ser. 2019-MIZ9003	0.23	3/5/2021	15,000,000	[a,b]	15,000,000
Sacramento County Housing Authority, Revenue Bonds, Refunding (LOC; FNMA) Ser. D	0.09	3/5/2021	8,000,000	[a]	8,000,000
Tender Option Bond Trust Receipts (Series 2017-XF0578), (Pittsburgh Unified School District, GO, Refunding (Liquidity Agreement; TD Bank NA)), Trust Maturity Date 8/1/2044	0.07	3/5/2021	2,810,000	[a,b,c]	2,810,000
Tender Option Bond Trust Receipts (Series 2019-XF2830), (Golden Finance Authority California, Revenue Bonds (Liquidity Agreement; Mizuho Capital Markets LLC)), Trust Maturity Date 10/1/2034	0.23	3/5/2021	3,465,000	[a,b,c]	3,465,000
Tender Option Bond Trust Receipts (Series 2020-YX1142), (Transbay Joint Powers Authority, Tax Allocation Bonds (Liquidity Agreement; Barclays Bank PLC & LOC; Barclays Bank PLC) Ser. A), Trust Maturity Date 10/1/2049	0.11	3/5/2021	2,555,000	[a,b,c]	2,555,000
				53,820,000
Colorado - .3%
Colorado Educational & Cultural Facilities Authority, Revenue Bonds, Refunding (LOC; Wells Forgo Bank NA)	0.13	3/5/2021	895,000	[a]	895,000
District of Columbia - 1.7%
District of Columbia, Revenue Bonds (Preparatory Academy) (LOC; Manufacturers & Traders)	0.08	3/5/2021	1,975,000	[a]	1,975,000
District of Columbia, Revenue Bonds, Refunding (Preparatory Academy) (LOC; Manufacturers & Traders)	0.08	3/5/2021	3,400,000	[a]	3,400,000
				5,375,000

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Florida - 11.3%
Collier County Industrial Development Authority, Revenue Bonds (Redlands Christian Migrant Association) (LOC; Bank of America NA)	0.14	3/5/2021	1,570,000	[a]	1,570,000
Florida Development Finance Corp., Revenue Bonds (Center Court Properties Project) (LOC; Wells Fargo Bank NA)	0.10	3/5/2021	1,200,000	[a]	1,200,000
Florida Housing Finance Corp., Revenue Bonds (LOC; Truist Bank) Ser. K1	0.08	3/5/2021	5,670,000	[a]	5,670,000
Hillsborough County, Revenue Bonds (MOSI-IBHS Project) (LOC; Truist Bank) Ser. B	0.11	3/5/2021	160,000	[a]	160,000
JEA Electric System, Revenue Bonds, Refunding, Ser. D	0.03	3/1/2021	5,800,000	[a]	5,800,000
Palm Beach County, Revenue Bonds, Refunding (The Henry Morrison Flagler Project) (LOC; Northern Trust Company)	0.08	3/5/2021	1,975,000	[a]	1,975,000
Pinellas County Health Facilities Authority, Revenue Bonds (Hospice of the Florida Suncoast Project) (LOC; Wells Fargo Bank NA)	0.08	3/5/2021	1,800,000	[a]	1,800,000
Sarasota County, Revenue Bonds (Planned Parenthood Project) (LOC; BMO Harris Bank NA)	0.09	3/5/2021	5,230,000	[a]	5,230,000
Sunshine Government Financing Commission, CP, Ser. H	0.15	6/2/2021	7,000,000		7,000,000
Volusia County Housing Finance Authority, Revenue Bonds, Refunding (Fisherman's Landing) (LOC; FNMA)	0.05	3/5/2021	5,015,000	[a]	5,015,000
				35,420,000
Georgia - 4.0%
RBC Municipal Products Trust, Revenue Bonds (LOC; Royal Bank of Canada) Ser. E-107	0.09	3/5/2021	7,050,000	[a,b]	7,050,000
Savannah Economic Development Authority, Revenue Bonds, Refunding (The Savannah Country Day School) (LOC; Truist Bank)	0.11	3/5/2021	200,000	[a]	200,000
Tender Option Bond Trust Receipts (Series 2018-XF0708), (Bryan County School District, GO (Insured; State Aid Withholding) (Liquidity Agreement; JPMorgan Chase Bank NA)), Trust Maturity Date 8/1/2024	0.10	3/5/2021	3,200,000	[a,b,c]	3,200,000
The Monroe County Development Authority, Revenue Bonds, Refunding (Oglethorpe Power Corp.) (LOC; Truist Bank)	0.11	3/5/2021	2,200,000	[a]	2,200,000
				12,650,000
Illinois - 11.2%
Galesburg II, Revenue Bonds (Knox College Project) (LOC; PNC Bank NA)	0.28	3/5/2021	450,000	[a]	450,000
Illinois Development Finance Authority, Revenue Bonds (Wheaton Academy's Project) (LOC; BMO Harris Bank NA)	0.09	3/5/2021	9,000,000	[a]	9,000,000
Illinois Educational Facilities Authority, Revenue Bonds (The Chicago Zoological Society) (LOC; Northern Trust Company) Ser. B	0.10	3/5/2021	1,055,000	[a]	1,055,000
Illinois Finance Authority, Revenue Bonds (Community Action Partnership of Lake County) (LOC; Citibank NA)	0.11	3/5/2021	3,670,000	[a]	3,670,000
Illinois Finance Authority, Revenue Bonds (Everest Academy of Lemont Project) (LOC; First Midwest Bank NA)	0.13	3/5/2021	4,530,000	[a]	4,530,000
Illinois Finance Authority, Revenue Bonds (The University of Chicago Medical Center Obligated Group) (LOC; Sumitomo Mitsui Banking)	0.08	3/5/2021	1,300,000	[a]	1,300,000

8

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Illinois - 11.2% (continued)
Illinois Finance Authority, Revenue Bonds, Refunding (Community Action Partnership of Lake County) (LOC; BMO Harris Bank NA) Ser. A	0.11	3/5/2021	2,745,000	[a]	2,745,000
Illinois Finance Authority, Revenue Bonds, Refunding (Illinois Wesleyan University) (LOC; PNC Bank NA)	0.07	3/5/2021	500,000	[a]	500,000
Illinois Finance Authority, Revenue Bonds, Refunding (Marwen Foundation Project) (LOC; Northern Trust Company)	0.08	3/5/2021	3,810,000	[a]	3,810,000
Illinois Finance Authority, Revenue Bonds, Refunding (Steppenwolf Theatre Co.) (LOC; Northern Trust Company)	0.07	3/5/2021	390,000	[a]	390,000
Lake Villa II, Revenue Bonds (The Allendale Association Project) (LOC; Wells Fargo Bank NA)	0.07	3/5/2021	415,000	[a]	415,000
Tender Option Bond Trust Receipts (Series 2018-XF0711), (Illinois Finance Authority, Revenue Bonds, Refunding (Liquidity Agreement; JPMorgan Chase Bank NA & LOC; JPMorgan Chase Bank NA)), Trust Maturity Date 11/15/2040	0.08	3/5/2021	7,250,000	[a,b,c]	7,250,000
				35,115,000
Indiana - 4.3%
Crawfordsville, Revenue Bonds, Refunding (National Service Industries Project) (LOC, Wells Forgo Bank NA)	0.13	3/5/2021	3,150,000	[a]	3,150,000
Indiana Finance Authority, Revenue Bonds (Lease Appropriation Stadium Project) Ser. A5	0.03	3/1/2021	10,265,000	[a]	10,265,000
				13,415,000
Kentucky - 1.4%
Lexington-Fayette Urban County Government, Revenue Bonds (Community Action Council Project) (LOC; PNC Bank NA)	0.28	3/5/2021	590,000	[a]	590,000
Louisville County Metropolitan Government, Revenue Bonds, Refunding (Zeochem Project) (LOC; UBS)	0.07	3/5/2021	3,900,000	[a]	3,900,000
				4,490,000
Louisiana - 1.3%
Louisville & Jefferson County, CP, Ser. A1	0.10	5/11/2021	4,000,000		4,000,000
Maryland - .9%
Baltimore County, Revenue Bonds, Refunding (Shade Tree Trace) (LOC; M&T Bank)	0.08	3/5/2021	460,000	[a]	460,000
Baltimore County, Revenue Bonds, Refunding (The Paths at Loveton Farms) (LOC; Manufacturers & Traders)	0.08	3/5/2021	620,000	[a]	620,000
Maryland Economic Development Corp., Revenue Bonds (Prologue Project) (LOC; Bank of America NA)	0.08	3/5/2021	1,755,000	[a]	1,755,000
				2,835,000
Michigan - 1.2%
Tender Option Bond Trust Receipts (Series 2020-XF1203), (Michigan Finance Authority, Revenue Bonds (Liquidity Agreement; Royal Bank of Canada)), Trust Maturity Date 5/1/2028	0.09	3/5/2021	3,780,000	[a,b,c]	3,780,000
Minnesota - .2%
St. Paul Housing & Redevelopment Authority, Revenue Bonds (Goodwill/Easter Seals Project) (LOC; U.S. Bank NA)	0.23	3/5/2021	495,000	[a]	495,000

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Missouri - 6.0%
RBC Municipal Products Trust, Revenue Bonds, Refunding (LOC; Royal Bank of Canada) Ser. C16	0.09	3/5/2021	14,000,000	[a,b]	14,000,000
St. Charles County Industrial Development Authority, Revenue Bonds, Refunding (Casalon Apartments Project) (Insured; FNMA) (LOC; FNMA)	0.08	3/5/2021	4,675,000	[a]	4,675,000
				18,675,000
Nebraska - 1.3%
Omaha Ne. Pub Power District, CP	0.10	5/19/2021	4,000,000		4,000,000
New Jersey - .5%
New Jersey Economic Development Authority, Revenue Bonds (Developmental Disabilities Association of New Jersey) (LOC; Wells Fargo Bank NA)	0.13	3/5/2021	215,000	[a]	215,000
New Jersey Economic Development Authority, Revenue Bonds (Pennington Montessori School Project) (LOC; Wells Fargo Bank NA)	0.13	3/5/2021	220,000	[a]	220,000
New Jersey Economic Development Authority, Revenue Bonds (Somerset Hills YMCA Project) (LOC; TD Bank NA)	0.08	3/5/2021	700,000	[a]	700,000
New Jersey Economic Development Authority, Revenue Bonds (Young Men's Christian Association of Metuchen) (LOC; Wells Fargo Bank NA)	0.13	3/5/2021	120,000	[a]	120,000
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Oak Hill Academy Project) (LOC; Wells Fargo Bank NA)	0.13	3/5/2021	175,000	[a]	175,000
				1,430,000
New York - 3.1%
East Meadow Union Free School District, BAN, Refunding (Insured; State Aid Withholding) Ser. A	1.00	6/18/2021	8,000,000		8,021,307
New York City, GO (LOC; U.S. Bank NA) Ser. L4	0.02	3/1/2021	1,600,000	[a]	1,600,000
				9,621,307
North Carolina - .9%
North Carolina Capital Facilities Finance Agency, Revenue Bonds, Refunding (Rocky Mount Preparatory School) (LOC; Truist Bank)	0.11	3/5/2021	2,790,000	[a]	2,790,000
Ohio - 3.7%
Salem, Revenue Bonds (Community Center Project) (LOC; PNC Bank NA)	0.07	3/5/2021	3,815,000	[a]	3,815,000
Stark County Port Authority, Revenue Bonds, Refunding (Canton Country Day School Project) (LOC; PNC Bank NA)	0.07	3/5/2021	435,000	[a]	435,000
Tender Option Bond Trust Receipts (Series 2018-XG0206), (Cuyahoga County, COP (Convention Hotel Project) (Liquidity Agreement; Bank of America)), Trust Maturity Date 12/1/2044	0.13	3/5/2021	4,255,000	[a,b,c]	4,255,000
Tender Option Bond Trust Receipts (Series 2020-BAML5023), (Montgomery County Kettering Health Networking Obligated Group, Revenue Bonds, Refunding (Liquidity Agreement; Bank of America NA)), Trust Maturity Date 8/1/2037	0.13	3/5/2021	3,000,000	[a,b,c]	3,000,000
				11,505,000
Pennsylvania - .7%
Montgomery County Industrial Development Authority, Revenue Bonds (Girl Scouts of Eastern Pennsylvania) (LOC; TD Bank NA)	0.13	3/5/2021	225,000	[a]	225,000
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Greene Towne School Incorporate Project) (LOC; PNC Bank NA)	0.07	3/5/2021	200,000	[a]	200,000

10

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Pennsylvania - .7% (continued)
York Redevelopment Authority, Revenue Bonds (LOC; M&T Bank)	0.08	3/5/2021	1,635,000	[a]	1,635,000
				2,060,000
South Carolina - .6%
North Charleston, Revenue Bonds, Refunding	0.08	3/5/2021	1,300,000	[a]	1,300,000
North Charleston, Tax Allocation Bonds	0.08	3/5/2021	440,000	[a]	440,000
South Carolina Educational Facilities Authority, Revenue Bonds (Spartanburg Methodist College) (LOC; Truist Bank)	0.11	3/5/2021	250,000	[a]	250,000
				1,990,000
Tennessee - 14.1%
Hawkins County Industrial Development Board, Revenue Bonds, Refunding (Leggett & Platt Project) (LOC; Wachovia Bank NA) Ser. B	0.19	3/5/2021	1,750,000	[a]	1,750,000
Tender Option Bond Trust Receipts (Series 2018-XL0062), (Metropolitan Government Nashville & Davidson County, Health & Educational Facility Board, Revenue Bonds (Liquidity Agreement; Citibank NA & LOC; Citibank NA)), Trust Maturity Date 7/1/2024	0.08	3/5/2021	4,420,000	[a,b,c]	4,420,000
Tennessee, CP	0.16	6/16/2021	12,000,000		12,000,000
The Blount County Public Building Authority, Revenue Bonds (Insured; County Guaranteed) (LOC; Truist Bank) Ser. E-7A	0.11	3/5/2021	2,840,000	[a]	2,840,000
The Blount County Public Building Authority, Revenue Bonds (Insured; County Guaranteed) Ser. C-1A	0.11	3/5/2021	3,300,000	[a]	3,300,000
The Blount County Public Building Authority, Revenue Bonds, Refunding (Insured; County Guaranteed) (LOC; Truist Bank) Ser. 6A	0.11	3/5/2021	4,960,000	[a]	4,960,000
The Sevier County Public Building Authority, Revenue Bonds (Insured; County Guaranteed) Ser. 6-A1	0.11	3/5/2021	2,680,000	[a]	2,680,000
The Sevier County Public Building Authority, Revenue Bonds (LOC; Truist Bank) Ser. V-B1	0.11	3/5/2021	5,325,000	[a]	5,325,000
The Sevier County Public Building Authority, Revenue Bonds Ser. VI-K1	0.02	3/1/2021	6,800,000	[a]	6,800,000
				44,075,000
Texas - 3.1%
Harris County Metropolitan Transportation Authority, CP, Ser. A1	0.14	6/2/2021	2,500,000		2,500,000
San Antonio Water & Sewer, CP, Ser. A1	0.13	5/27/2021	2,500,000		2,500,000
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Methodist Hospitals of Dallas Obligated Group) (LOC; TD Bank NA) Ser. A	0.03	3/1/2021	4,710,000	[a]	4,710,000
				9,710,000
Vermont - .1%
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds (LOC; People's United Bank) Ser. 1	0.67	3/5/2021	280,000	[a]	280,000
Virginia - 2.6%
Alexandria Industrial Development Authority, Revenue Bonds (Young Men's Christian Association of Metuchen) (LOC; First National Bank of MD)	0.08	3/5/2021	625,000	[a]	625,000
Loudoun County Industrial Development Authority, Revenue Bonds (Jack Kent Cooke Foundation Project) (LOC; Northern Trust Company)	0.03	3/5/2021	2,375,000	[a]	2,375,000
Lynchburg Economic Development Authority, Revenue Bonds, Refunding (Centra Health Obligated Group) (LOC; Truist Bank) Ser. C	0.11	3/5/2021	5,055,000	[a]	5,055,000

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Virginia - 2.6% (continued)
Norfolk Economic Development Authority, Revenue Bonds (William School Project) (LOC; Wells Fargo Bank NA)	0.13	3/5/2021	100,000	[a]	100,000
				8,155,000
Washington - .9%
Washington Higher Education Facilities Authority, Revenue Bonds (Whitman College Project)	0.08	3/5/2021	2,790,000	[a]	2,790,000
West Virginia - .1%
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Cabell Huntington Hospital) (LOC; Truist Bank) Ser. B	0.11	3/5/2021	200,000	[a]	200,000
Wisconsin - 3.4%
Kimberly, Revenue Bonds (Fox Cities YMCA Project) (LOC; Marshall & Ilsley Trust)	0.10	3/5/2021	260,000	[a]	260,000
Tender Option Bond Trust Receipts (Series 2020-XF2889), (Wisconsin Public Finance Authority, Revenue Bonds (Liquidity Agreement; Mizuho Capital Markets LLC & LOC; Mizuho Capital Market LLC) Ser. A), Trust Maturity Date 12/15/2039	0.28	3/5/2021	8,345,000	[a,b,c]	8,345,000
Tender Option Bond Trust Receipts (Series 2020-XF2901), (Wisconsin Public Finance Authority, Revenue Bonds (Liquidity Agreement; Mizuho Capital Markets LLC & LOC; Mizuho Capital Market LLC) Ser. A), Trust Maturity Date 6/15/2035	0.28	3/5/2021	1,980,000	[a,b,c]	1,980,000
				10,585,000
Total Investments (cost $312,726,307)			100.2%	312,726,307
Liabilities, Less Cash and Receivables			(0.2%)	(715,227)
Net Assets			100.0%	312,011,080

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2021, these securities amounted to $104,580,000 or 33.52% of net assets.

c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates). These securities are not an underlying piece for any of the Adviser long-term Inverse floater securities.

Portfolio Summary (Unaudited) †	Value (%)
General	26.3
Multifamily Housing	13.0
Medical	12.1
Development	11.8
Education	10.1
Facilities	5.3
Special Tax	4.8
School District	4.5
Power	4.1
General Obligation	3.9
Nursing Homes	1.9
Water	1.7
Pollution	.7
100.2

† Based on net assets.

See notes to financial statements.

12

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	CIFG	CDC Ixis Financial Guaranty
COP	Certificate of Participation	CP	Commercial Paper
DRIVERS	Derivative Inverse Tax-Exempt Receipts	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-Bill	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

13

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2021 (Unaudited)

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
Assets ($):
Investments in securities—See Statements of Investments†	526,116,769	††	312,726,307
Cash	1,347,243		-
Interest receivable	84,238		77,044
Prepaid expenses	24,759		23,435
	527,573,009		312,826,786
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)	25,916		21,659
Cash overdraft due to Custodian	-		500,547
Trustees’ fees and expenses payable	16,006		19,384
Payable for investment securities purchased	-		225,012
Other accrued expenses	41,318		49,104
	83,240		815,706
Net Assets ($)	527,489,769		312,011,080
Composition of Net Assets ($):
Paid-in capital	527,494,696		312,009,935
Total distributable earnings (loss)	(4,927)		1,145
Net Assets ($)	527,489,769		312,011,080
† Investments at cost ($)	526,116,769		312,726,307
†† Value of repurchase agreements—Note 1(b) ($)	146,000,000		-
Net Asset Value Per Share
Class M
Net Assets ($)	513,898,277		311,955,796
Shares Outstanding	513,905,717		312,329,944
Net Asset Value Per Share ($)	1.00		1.00
Investor Shares
Net Assets ($)	13,591,492		55,284
Shares Outstanding	13,591,773		55,344
Net Asset Value Per Share ($)	1.00		1.00

See notes to financial statements.

14

STATEMENTS OF OPERATIONS
Six Months Ended February 28, 2021 (Unaudited)

	BNY Mellon Government Money Market Fund	BNY Mellon National Municipal Money Market Fund
Investment Income ($):
Interest Income	448,731	333,030
Expenses:
Investment advisory fee—Note 2(a)	388,315	276,856
Administration fee—Note 2(a)	321,151	229,141
Professional fees	24,120	22,356
Trustees’ fees and expenses—Note 2(c)	18,032	17,804
Shareholder servicing costs—Note 2(b)	17,903	72
Registration fees	16,670	16,454
Chief Compliance Officer fees—Note 2(b)	7,299	7,299
Custodian fees—Note 2(b)	6,250	10,721
Prospectus and shareholders’ reports	4,474	4,136
Miscellaneous	6,758	13,985
Total Expenses	810,972	598,824
Less—reduction in expenses due to undertakings—Note 2(a)	(388,129)	(284,074)
Less—reduction in fees due to earnings credits—Note 2(b)	-	(203)
Net Expenses	422,843	314,547
Investment Income—Net	25,888	18,483
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	-	1,145
Net Increase in Net Assets Resulting from Operations	25,888	19,628

See notes to financial statements.

15

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020
Operations ($):
Investment income—net	25,888	5,305,978	18,483	4,780,984
Net realized gain (loss) on investments	-	(4,927)	1,145	104,137
Net Increase (Decrease) in Net Assets Resulting from Operations	25,888	5,301,051	19,628	4,885,121
Distributions ($):
Distributions to shareholders:
Class M	(25,172)	(5,198,208)	(18,479)	(4,780,676)
Investor Shares	(716)	(116,127)	(4)	(308)
Total Distributions	(25,888)	(5,314,335)	(18,483)	(4,780,984)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M	497,436,833	645,604,959	305,870,490	752,498,900
Investor Shares	9,488,134	21,461,649	-	-
Distributions reinvested:
Class M	-	26	-	3,413
Investor Shares	703	116,005	1	85
Cost of shares redeemed:
Class M	(475,537,882)	(966,585,444)	(355,274,067)	(1,182,232,605)
Investor Shares	(10,871,324)	(23,755,233)	-	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	20,516,464	(323,158,038)	(49,403,576)	(429,730,207)
Total Increase (Decrease) in Net Assets	20,516,464	(323,171,322)	(49,402,431)	(429,626,070)
Net Assets ($):
Beginning of Period	506,973,305	830,144,627	361,413,511	791,039,581
End of Period	527,489,769	506,973,305	312,011,080	361,413,511

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

	Six Months Ended	Class M Shares
	February 28, 2021	Year Ended August 31,
BNY Mellon Government Money Market Fund	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.008	.020	.012	.004	.000[a]
Distributions:
Dividends from investment income—net	(.000)[a]	(.008)	(.020)	(.012)	(.004)	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.01[b]	.84	2.06	1.24	.38	.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.31[c]	.31	.30	.30	.31	.33
Ratio of net expenses to average net assets	.16[c]	.29	.30	.30	.31	.30
Ratio of net investment income to average net assets	.01[c]	.90	2.05	1.23	.36	.04
Net Assets, end of period ($ x 1,000)	513,898	491,999	812,993	774,733	695,342	839,477

a Amount represents less than $.001 per share.

b Not annualized.

c Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended	Investor Shares
	February 28, 2021	Year Ended August 31,
BNY Mellon Government Money Market Fund	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.007	.018	.010	.002	.000[a]
Distributions:
Dividends from investment income—net	(.000)[a]	(.007)	(.018)	(.010)	(.002)	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.01[b]	.68	1.80	.98	.18	.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56[c]	.56	.55	.55	.56	.58
Ratio of net expenses to average net assets	.17[c]	.46	.55	.55	.52	.32
Ratio of net investment income to average net assets	.01[c]	.70	1.79	.94	.20	.01
Net Assets, end of period ($ x 1,000)	13,591	14,974	17,152	16,904	20,368	8,799

a Amount represents less than $.001 per share.

b Not annualized.

c Annualized.

See notes to financial statements.

18

	Six Months Ended	Class M Shares
	February 28, 2021	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.007	.013	.009	.004	.000[a]
Distributions:
Dividends from investment income—net	(.000)[a]	(.007)	(.013)	(.009)	(.004)	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.01[b]	.72	1.31	.93	.44	.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.32[c]	.31	.30	.30	.31	.31
Ratio of net expenses to average net assets	.17[c]	.29	.30	.30	.31	.16
Ratio of net investment income to average net assets	.01[c]	.80	1.30	.93	.44	.04
Net Assets, end of period ($ x 1,000)	311,956	361,358	790,984	763,521	621,435	571,287

a Amount represents less than $.001 per share.

b Not annualized.

c Annualized.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended	Investor Shares
	February 28, 2021	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.006	.011	.007	.002	.000[a]
Distributions:
Dividends from investment income—net	(.000)[a]	(.006)	(.011)	(.007)	(.002)	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.01[b]	.56	1.06	.68	.19	.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57[c]	.56	.55	.55	.57	.56
Ratio of net expenses to average net assets	.16[c]	.44	.55	.55	.57	.17
Ratio of net investment income to average net assets	.01[c]	.55	1.10	.69	.12	.01
Net Assets, end of period ($ x 1,000)	55	55	55	55	40	2,331

a Amount represents less than $.001 per share.

b Not annualized.

c Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-three series, including the following diversified funds: BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Government Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

Each fund is managed by Dreyfus Cash Investment Strategies, a division of fund is managed by Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain administrative services. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is each fund’s policy to maintain a constant net asset value (NAV) per share of $1.00; the funds have adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the funds will be able to maintain a constant NAV per share of $1.00.

BNY Mellon National Municipal Money Market Fund operates as a “retail money market fund” as that term is defined in Rule 2a-7 under the Act, and, such, the fund may, or in certain circumstances, must impose a fee upon the sale of shares or may temporarily suspend redemptions if the fund’s weekly liquid assets fall below required minimums because of market conditions or other factors. BNY Mellon Government Money Market Fund is a “government money market fund” as that term is defined in Rule 2a-7 under the Act, and, as such, the fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the fund’s weekly liquid assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate fair market value, the fair value of the portfolio securities will be determined by procedures established by and under the general oversight of the Trust’s Board of Trustees (the “Board”).

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

At February 28, 2021, all of the securities in each fund were considered Level 2 within the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

BNY Mellon Government Money Market Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the fund agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other funds managed by the Adviser in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Risk: Certain events particular to the industries in which each fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent each fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase each fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make

22

distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains.

(e) Federal income taxes: It is the policy of BNY Mellon Government Money Market Fund to continue to qualify as a regulated investment company if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

It is the policy of BNY Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2021, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 28, 2021, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

BNY Mellon Government Money Market Fund has an unused capital loss carryover of $4,927 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2020. The fund has $222 of short-term capital losses and $4,705 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders for each fund during the fiscal year ended August 31, 2020 was all ordinary income for BNY Mellon Government Money Market Fund, and for BNY Mellon National Municipal Money Market Fund was all tax-exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At February 28, 2021, the cost of investments for federal income tax purposes for each fund was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

(f) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848)-Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of BNY Mellon Government Money Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

The Adviser has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. Table 1 summarizes the reduction in expenses for each relevant fund, pursuant to these undertakings, during the period ended February 28, 2021.

Table 1 —Expense Reductions

BNY Mellon Government Money Market Fund	$388,129
BNY Mellon National Municipal Money Market Fund	284,074

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 2 summarizes the amounts Investor shares were charged during the period ended February 28, 2021, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 2 —Shareholder Services Plan Fees

BNY Mellon Government Money Market Fund	$17,892
BNY Mellon National Municipal Money Market Fund	69

The funds have an arrangement with the transfer agent whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the funds include net earnings credits, if any, as shareholder servicing costs in the Statements of Operations.

BNY Mellon Government Money Market Fund has an arrangement with the custodian whereby BNY Mellon Government Money Market Fund will receive interest income or be charged an overdraft fees when positive cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

BNY Mellon National Municipal Money Market Fund has an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. For financial reporting purposes, the funds includes net earnings credits, if any, as expense offsets in the Statements of Operations.

Each fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing cash management services inclusive of earnings credits, if any, for the funds. The transfer agency fees are comprised of amounts paid on cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust. Table 3 summarizes the amount each fund was charged during the period ended February 28, 2021, which is included in Shareholder servicing costs in the Statements of Operations.

Table 3—Transfer Agency Agreement Fees ($)

BNY Mellon Government Money Market Fund	$7
BNY Mellon National Municipal Money Market Fund	1

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 4 summarizes the amount each fund was charged during the period ended February 28, 2021 pursuant to the custody agreement. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 4.

Table 4—Custody Agreement Fees
	Custody Fees ($)	Earnings Credits ($)
BNY Mellon Government Money Market Fund	6,250	-
BNY Mellon National Municipal Money Market Fund	10,721	(203)

24

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 5 summarizes the amount each fund was charged during the period ended February 28, 2021 pursuant to the agreement, which is included in Shareholder servicing costs in the Statements of Operations.

Table 5 —The Bank of New York Mellon Cash Management Fees

BNY Mellon Government Money Market Fund	$4
BNY Mellon National Municipal Money Market Fund	2

During the period ended February 28, 2021, each fund was charged $7,299 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 6 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers, complies with Rule 17a-7 under the Act. During the period ended February 28, 2021, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $160,145,000 and $228,700,000, respectively.

Table 6—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Transfer Agency Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Government Money Market Fund	64,314	52,799	2,695	4,362	3	2,621	(100,878)
BNY Mellon National Municipal Money Market Fund	35,848	29,429	11	8,188	1	2,621	(54,439)

25

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For More Information

The BNY Mellon Funds
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Administrator
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:
BNY Mellon Government Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund will disclose daily, on www.bnymellonim.com/us, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website for a period of five months. The fund files a monthly schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation	MFTSA0221-MM

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund

BNY Mellon National Short-Term Municipal Bond Fund

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

BNY Mellon Municipal Opportunities Fund

SEMIANNUAL REPORT February 28, 2021

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2020 through February 28, 2021, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2021, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of 0.91%, and Investor shares produced a total return of 0.79%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 0.34%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 0.52% for the same period.3,4

Municipal bonds produced marginally positive total returns over the reporting period due to falling rates and demand supported by improving investor sentiment and investors’ desire for tax-free income. The fund outperformed the Index, due in part to allocation and issue selection decisions.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between three and ten years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Improving Circumstances in the Municipal Market

Risk assets rallied early in the period on continued support from central bank and governmental activity intended to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer and early fall, and lockdown measures eased, allowing economic activity to increase across the country. People began to eat at restaurants and visit shops, albeit in small numbers, improving tax revenues for cities and states. Investors’ concerns that municipalities and other governmental entities would suffer severe financial hardship as a result of the pandemic eased during the six months as a result of continued governmental support and hope of economic reopening in the face of vaccine rollouts. After cratering in the spring of 2020, demand for municipal bonds increased during the period, boosting prices and pushing rates across the municipal yield curve lower.

Allocation and Issue Selection Decisions Drive Fund Results

The fund’s return versus the Index was helped during the reporting period by allocation and issue selection decisions, most notably within the tax-supported local general obligation, tax-supported dedicated tax, transportation and utility sectors. From a credit rating perspective, an overweight to and issue selection within A rated debt, which performed well during the period, was beneficial to results. Issue selection within AA rated bonds provided the largest tailwind. An underweight to underperforming AAA rated debt was also helpful, as was an overweight to outperforming BBB debt. From a yield curve positioning standpoint, an underweight to and issue selection among credits maturing in 2024 and 2025 bolstered results, as did an out-of-index position in credits maturing in 2036-2040.

Conversely, other strategies modestly constrained fund performance. Positioning in multi-family and single-family housing bonds muted results, as did investments in life care issuers and a void in student-loan issuers. Incremental tax bond also took away from returns. Investment in bonds maturing in 2023 and 2032 also detracted.

Anticipating an Improving Environment

Our outlook for municipal bonds is positive. We believe that improving credit quality through fiscal support and a growing economy should continue to keep investors’ quality concerns at bay. In addition, we believe that the growing probability that higher taxes will be levied on the ultra-wealthy should keep demand for municipal bonds robust as the increased revenue bolsters the financial picture of municipalities. Although valuations are currently rich, we expect this to be a continued trend and believe the portfolio is positioned to continue to attempt to offer strong performance relative to taxable bonds.

March 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Investors cannot invest directly in any index.

4 Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

5 The fund may continue to own investment grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

2

For the period from September 1, 2020 through February 28, 2021, as provided by John F. Flahive, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended February 28, 2021, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares produced a total return of 0.39%, and Investor shares produced a total return of 0.27%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Short Index (the “Index”), produced a total return of 0.24%,2 and the fund’s former benchmark, the S&P Municipal Bond Short Index, produced a total return of 0.28% for the same period.3,4

Municipal bonds produced marginally positive total returns over the reporting period due to falling rates and demand supported by improving investor sentiment and investors’ desire for tax-free income. The fund outperformed the Index, primarily due in part to issue selection and allocation decisions.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Improving Circumstances in the Municipal Market

Risk assets rallied early in the period on continued support from central bank and governmental activity intended to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer and early fall, and lockdown measures eased, allowing economic activity to increase across the country. People began to eat at restaurants and visit shops, albeit in small numbers, improving tax revenues for cities and states. Investors’ concerns that municipalities and other governmental entities would suffer severe financial hardship as a result of the pandemic eased during the six months as a result of continued governmental support and hope of economic reopening in the face of vaccine rollouts. After cratering in the spring of 2020, demand for municipal bonds increased during the period, boosting prices and pushing rates across the municipal yield curve lower.

Issue Selection and Allocation Decisions Drive Fund Results

The fund’s return versus the Index was helped during the reporting period by issue selection and allocation decisions, most notably within the tax-supported local general obligation, other revenue bonds, and IDR/PCR sectors. From a credit rating perspective, an overweight to and issue selection within A rated debt, which performed well during the period, was beneficial to results. Issue selection within AA rated bonds provided the largest tailwind. An underweight to underperforming AAA rated debt, as well as issue selection within the rating category, was also helpful. From a yield curve positioning standpoint, an underweight to and issue selection among credits maturing in 2021-2024 bolstered results.

Conversely, other strategies constrained fund performance. Investments in health care issuers and tobacco bonds detracted. Long duration positioning in bonds from single-family housing issuers also took away from results, as did investments in bonds maturing in 2028 and 2041-2045.

Anticipating an Improving Environment

Our outlook for municipal bonds is positive. We believe that improving credit quality through fiscal support and a growing economy should continue to keep investors’ quality concerns at bay. In addition, we believe that the growing probability that higher taxes will be levied on the ultra-wealthy should keep demand for municipal bonds robust as the increased revenue bolsters the financial picture of municipalities. Although valuations are currently rich, we expect this to be a continued trend and believe the portfolio is positioned to continue to attempt to offer strong performance relative to taxable bonds.

March 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Short Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 The S&P Municipal Bond Investment Grade Short Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period. Investors cannot invest directly in any index.

4 Source: Bloomberg L.P. — The S&P Municipal Bond Short Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index.

5 The fund may continue to own investment grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2020 through February 28, 2021, as provided by Gregory J. Conant and Mary Collette O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2021, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of 0.63%, and Investor shares produced a total return of 0.51%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 0.34%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 0.52% for the same period.3,4

Municipal bonds produced marginally positive total returns over the reporting period due to falling rates and demand supported by improving investor sentiment and investors’ desire for tax-free income. The fund outperformed the Index, due in part to allocation and issue selection decisions.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between three and ten years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Improving Circumstances in the Municipal Market

Risk assets rallied early in the period on continued support from central bank and governmental activity intended to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer and early fall, and lockdown measures eased, allowing economic activity to increase across the country. People began to eat at restaurants and visit shops, albeit in small numbers, improving tax revenues for cities and states. Investors’ concerns that municipalities and other governmental entities would suffer severe financial hardship as a result of the pandemic eased during the six months as a result of continued governmental support and hope of economic reopening in the face of vaccine rollouts. After cratering in the spring of 2020, demand for municipal bonds increased during the period, boosting prices and pushing rates across the municipal yield curve lower.

Allocation and Issue Selection Decisions Drive Fund Results

The fund’s return versus the Index was helped during the reporting period by allocation and issue selection decisions, most notably within the tax-supported local general obligation, higher education, hospital and transportation sectors. From a credit rating perspective, an overweight to A rated debt, which performed well during the period, was beneficial to results. Issue selection within AA rated bonds provided the largest tailwind. An underweight to underperforming AAA rated debt was also helpful. From a yield curve positioning standpoint, an underweight to and issue selection among credits maturing in 2024 and 2025 bolstered results, as did an out-of-index position in credits maturing in 2036-2040.

Conversely, other strategies constrained fund performance. Positioning in multi-family and single-family housing provided a headwind to results. Long duration positioning in hospital, higher education and tax-supported dedicated tax bonds also took away from results. Investments in airport and port transportation issuers also detracted, as did investments in bonds maturing in 2022 and 2023.

Anticipating an Improving Environment

Our outlook for municipal bonds is positive. We believe that improving credit quality through fiscal support and a growing economy should continue to keep investors’ quality concerns at bay. In addition, we believe that the growing probability that higher taxes will be levied on the ultra-wealthy should keep demand for municipal bonds robust as the increased revenue bolsters the financial picture of municipalities. Although valuations are currently rich, we expect this to be a continued trend and believe the portfolio is positioned to continue to attempt to offer strong performance relative to taxable bonds.

March 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the index is not subject to charges, fees and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index.

3 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Investors cannot invest directly in any index.

4 Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

5 The fund may continue to own investment grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

For the period of September 1, 2020 through February 28, 2021, as provided by Mary Collette O’Brien and Stephen J. O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2021, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of 0.78%, and Investor shares produced a total return of 0.66%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 0.34% and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 0.52% for the same period.2,3

Municipal bonds produced marginally positive total returns over the reporting period due to falling rates and demand supported by improving investor sentiment and investors’ desire for tax-free income. The fund outperformed the Index, due in part to allocation and issue selection decisions.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between three and ten years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Improving Circumstances in the Municipal Market

Risk assets rallied early in the period on continued support from central bank and governmental activity intended to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer and early fall, and lockdown measures eased, allowing economic activity to increase across the country. People began to eat at restaurants and visit shops, albeit in small numbers, improving tax revenues for cities and states. Investors’ concerns that municipalities and other governmental entities would suffer severe financial hardship as a result of the pandemic eased during the six months as a result of continued governmental support and hope of economic reopening in the face of vaccine rollouts. After cratering in the spring of 2020, demand for municipal bonds increased during the period, boosting prices and pushing rates across the municipal yield curve lower.

Allocation and Issue Selection Decisions Drive Fund Results

The fund’s return versus the Index was helped during the reporting period by combinations of allocation and issue selection decisions, most notably within the local general obligation and hospital sectors. A material overweight to higher education bonds was also a significant additive factor with the fund’s holdings outperforming index exposure to the sector. From a credit rating perspective, an overweight to BBB rated debt, which outperformed during the period, was beneficial to results. With lower investment grade paper generally outperforming high grades, underweights to the latter helped relative performance. Issue selection within AA rated bonds complemented this effect. From a yield curve positioning standpoint, underweights to shorter maturities within the index range bolstered results along with holdings in maturities slightly longer than the benchmark.

Conversely, other aspects of positioning tempered relative performance slightly. Fund holdings in the single-family housing and tobacco sectors underperformed index exposure to those issuer types for example. Meanwhile, underweights to outperforming sectors like airports and toll roads also acted as a slight drag on relative performance during the period.

Anticipating an Improving Environment

Our outlook for municipal bonds is positive. Improving credit quality through fiscal support and a growing economy may keep investors’ quality concerns at bay. The growing probability that higher taxes will be levied on the ultra-wealthy may keep demand for municipal bonds robust as the increased revenue bolsters the financial picture of municipalities. Although valuations are currently rich, in our view we expect this to be a continued trend and believe the portfolio is well positioned for an improving environment.

March 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

5 The fund may continue to own investment grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2020 through February 28, 2021, as provided by John F. Flahive and Gregory J. Conant, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2021, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares produced a total return of 1.38%, and Investor shares produced a total return of 1.26%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 0.34%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 0.52% for the same period.3,4

Municipal bonds produced marginally positive total returns over the reporting period due to falling rates and demand supported by improving investor sentiment and investors’ desire for tax-free income. The fund outperformed the Index, due primarily to allocation and issue selection decisions.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, New York state and New York City income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal, New York state and New York City personal income taxes. These municipal bonds include those issued by New York state and New York City, as well as those issued by U.S. territories and possessions. Generally, the fund’s average effective portfolio maturity will be between three and ten years.

Improving Circumstances in the Municipal Market

Risk assets rallied early in the period on continued support from central bank and governmental activity intended to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer and early fall, and lockdown measures eased, allowing economic activity to increase across the country. People began to eat at restaurants and visit shops, albeit in small numbers, improving tax revenues for cities and states. Investors’ concerns that municipalities and other governmental entities would suffer severe financial hardship as a result of the pandemic eased during the six months as a result of continued governmental support and hope of economic reopening in the face of vaccine rollouts. After cratering in the spring of 2020, demand for municipal bonds increased during the period, boosting prices and pushing rates across the municipal yield curve lower.

Allocation and Issue Selection Decisions Drive Fund Results

The fund’s return versus the Index was helped during the reporting period by allocation and issue selection decisions, most notably within the tax-supported local general obligation, higher education and transportation sectors. From a credit rating perspective, an overweight to BBB rated debt, which outperformed during the period, provided the largest tailwind. Issue selection within AA and A rated bonds was also beneficial, as was an underweight to underperforming AAA rated debt. From a yield curve positioning standpoint, an underweight to and issue selection within debt maturing in 2024, 2025 and 2026 bolstered results, as did an out-of-index position in credits maturing in 2036-2040.

Conversely, other strategies constrained fund performance. Positioning in multi-family and single-family housing provided a headwind to results, as did investments in public power utilities and a void in student-loan issuers. Long duration positioning in higher education and tax-supported dedicated tax bonds also took away from results.

Anticipating an Improving Environment

Our outlook for municipal bonds is positive. We believe that improving credit quality through fiscal support and a growing economy should continue to keep investors’ quality concerns at bay. In addition, we believe that the growing probability that higher taxes will be levied on the ultra-wealthy should keep demand for municipal bonds robust as the increased revenue bolsters the financial picture of municipalities. Although valuations are currently rich, we expect this to be a continued trend and believe the portfolio is well positioned for an improving environment.

March 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Investors cannot invest directly in any index

4 Source: Lipper Inc. — The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, neither index is subject to charges, fees and other expenses and is not limited to investments principally in New York municipal obligations. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

6

For the period from September 1, 2020 through February 28, 2021, as provided by John F. Flahive, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended February 28, 2021, BNY Mellon Municipal Opportunities Fund’s Class M shares produced a total return of 3.21%, and Investor shares produced a total return of 3.08%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), produced a total return of 0.86% for the same period.2

Municipal bonds produced marginally positive total returns over the reporting period due to falling rates and demand supported by improving investor sentiment and investors’ desire for tax-free income. The fund outperformed the Index for the period, due in part to allocation and issue selection decisions and hedging activities.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in U.S. dollar-denominated, fixed-income securities that provide income exempt from federal income tax (municipal bonds). While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated, foreign-debt securities, such as Brady bonds and sovereign-debt obligations.

We seek to deliver value-added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets. Although the fund seeks to be diversified by geography and sector, it may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Improving Circumstances in the Municipal Market

Risk assets rallied early in the period on continued support from central bank and governmental activity intended to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer and early fall, and lockdown measures eased, allowing economic activity to increase across the country. People began to eat at restaurants and visit shops, albeit in small numbers, improving tax revenues for cities and states. Investors’ concerns that municipalities and other governmental entities would suffer severe financial hardship as a result of the pandemic eased during the six months as a result of continued governmental support and hope of economic reopening in the face of vaccine rollouts. After cratering in the spring of 2020, demand for municipal bonds increased during the period, boosting prices and pushing rates across the municipal yield curve lower.

Allocation, Issue Selection and Hedging Decisions Drive Fund Results

The fund’s return versus the Index was helped during the reporting period by allocation, issue selection and hedging decisions. Hedging activities, utilizing futures, generated a significant portion of the fund’s outperformance. Other sources of positive relative results were a material overweight in BBB rated debt, which outperformed during the period, and an underweight to AAA rated bonds, which lagged the broader market during the six months. From a yield curve positioning perspective, being overweight debt maturing in 2036-2050 provided a tailwind, as did an overweight and security selection among credits maturing in 2041-2045. Bonds issued by California, New York and Puerto Rico were most beneficial to returns.

Anticipating an Improving Environment

Our outlook for municipal bonds is positive. Improving credit quality through fiscal support and a growing economy should continue to keep investors’ quality concerns at bay. The growing probability that higher taxes will be levied on the ultra-wealthy should keep demand for municipal bonds robust as the increased revenue bolsters the financial picture of municipalities. Although valuations are currently rich, we expect this to be a continued trend and believe the portfolio is positioned to continue to attempt to offer strong performance relative to taxable bonds.

March 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S. dollar-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2020 to February 28, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 28, 2021
	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.49	$3.73
Ending value (after expenses)	$1,009.10	$1,007.90
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.53	$3.77
Ending value (after expenses)	$1,003.90	$1,002.70
Annualized expense ratio (%)	.51	.76
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.53	$4.77
Ending value (after expenses)	$1,006.30	$1,005.10
Annualized expense ratio (%)	.71	.96
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.69	$3.93
Ending value (after expenses)	$1,007.80	$1,006.60
Annualized expense ratio (%)	.54	.79
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.95	$4.19
Ending value (after expenses)	$1,013.80	$1,012.60
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.33	$4.58
Ending value (after expenses)	$1,032.10	$1,030.80
Annualized expense ratio (%)	.66	.91

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 28, 2021
	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.51	$3.76
Ending value (after expenses)	$1,022.32	$1,021.08
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.56	$3.81
Ending value (after expenses)	$1,022.27	$1,021.03
Annualized expense ratio (%)	.51	.76
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.56	$4.81
Ending value (after expenses)	$1,021.27	$1,020.03
Annualized expense ratio (%)	.71	.96
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.71	$3.96
Ending value (after expenses)	$1,022.12	$1,020.88
Annualized expense ratio (%)	.54	.79
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.96	$4.21
Ending value (after expenses)	$1,021.87	$1,020.63
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.31	$4.56
Ending value (after expenses)	$1,021.52	$1,020.28
Annualized expense ratio (%)	.66	.91

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
February 28, 2021 (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.8%
Alabama - .5%
Alabama Public School & College Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/1/2036	7,500,000	9,071,250
Auburn University, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2030	5,000,000	5,791,500
				14,862,750
Arizona - 2.6%
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2049	2,000,000	2,209,760
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2034	1,000,000	1,281,580
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2033	900,000	1,161,000
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2035	850,000	1,084,575
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2026	600,000	612,858
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2029	675,000	684,119
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2028	1,000,000	1,016,120
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2025	650,000	662,883
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2027	525,000	535,600
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group)	5.00	1/1/2027	5,000,000	6,201,550
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group)	5.00	1/1/2034	10,000,000	12,041,100
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2029	5,000,000	6,223,700
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2035	6,000,000	7,285,740
Mesa Utility System, Revenue Bonds, Refunding, Ser. B	4.00	7/1/2033	5,000,000	5,443,800
Phoenix Civic Improvement Corp., Revenue Bonds, Refunding, Ser. B	4.00	7/1/2028	10,000,000	11,034,100
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Refunding	5.00	1/1/2025	4,500,000	5,157,765
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Refunding	5.00	1/1/2026	3,700,000	4,382,946
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Refunding	5.00	1/1/2027	2,750,000	3,352,112
The University of Arizona, Revenue Bonds, Refunding	5.00	8/1/2026	300,000	361,452
The University of Arizona, Revenue Bonds, Refunding	5.00	8/1/2025	305,000	357,256
The University of Arizona, Revenue Bonds, Refunding	5.00	8/1/2027	250,000	308,038
The University of Arizona, Revenue Bonds, Refunding	5.00	8/1/2029	400,000	510,468
The University of Arizona, Revenue Bonds, Refunding	5.00	8/1/2028	345,000	433,924
				72,342,446
Arkansas - .1%
Arkansas Development Finance Authority, Revenue Bonds	4.00	6/1/2040	1,000,000	1,139,040
Arkansas Development Finance Authority, Revenue Bonds	4.00	6/1/2037	1,000,000	1,147,190
				2,286,230
California - 12.3%
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	10/1/2035	2,050,000	2,439,787
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2036	1,500,000	1,760,550
Anaheim Housing & Public Improvement Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2036	1,750,000	1,904,647

10

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.8% (continued)
California - 12.3% (continued)
Anaheim Housing & Public Improvement Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2035	2,485,000		2,706,761
Bay Area Toll Authority, Revenue Bonds, Refunding	4.00	4/1/2035	10,000,000		11,563,000
Bay Area Toll Authority, Revenue Bonds, Refunding, Ser. A	2.63	4/1/2026	10,000,000		10,827,000
California, GO	5.25	10/1/2039	5,000,000		6,012,800
California, GO	5.25	9/1/2029	10,000,000		11,190,800
California, GO, Refunding	3.00	10/1/2033	5,000,000		5,574,600
California, GO, Refunding	4.00	9/1/2031	10,000,000		11,580,900
California, GO, Refunding	5.00	10/1/2025	5,000,000		6,004,250
California, GO, Refunding	5.00	4/1/2031	9,900,000		12,758,229
California, GO, Refunding	5.00	10/1/2029	5,000,000		6,017,050
California, GO, Refunding	5.00	12/1/2023	12,500,000		14,092,375
California, GO, Refunding	5.00	12/1/2023	2,500,000		2,818,475
California, GO, Ser. A	2.38	10/1/2026	14,725,000		15,870,016
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	350,000		456,635
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2026	400,000		485,556
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2027	600,000		746,538
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2030	350,000		459,631
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	500,000		647,080
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	500,000		634,840
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2033	250,000		322,698
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	300,000		389,334
California Health Facilities Financing Authority, Revenue Bonds (City of Hope Obligated Group)	5.00	11/15/2049	5,375,000		6,399,905
California Health Facilities Financing Authority, Revenue Bonds (Lucile Salter Packard Children's Hospital at Stanford Obligated Group)	4.00	11/15/2047	1,120,000		1,232,302
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Adventist Health System Obligated Group) Ser. A	4.00	3/1/2033	6,990,000		7,341,038
California Health Facilities Financing Authority, Revenue Bonds, Refunding (St. Joseph Health System Obligated Group) Ser. A	5.00	7/1/2033	10,000,000		10,921,600
California Infrastructure & Economic Development Bank, Revenue Bonds, Ser. A	4.00	10/1/2026	8,275,000	[a]	9,816,798
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2028	4,610,000		5,683,899
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2029	4,000,000		5,019,760
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2027	5,500,000		6,636,520
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2025	4,310,000		4,912,322
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2026	3,020,000		3,548,168
Evergreen School District, GO	4.00	8/1/2041	5,000,000		5,479,700
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	9,080,000		9,847,805
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2033	1,000,000		1,220,300

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.8% (continued)
California - 12.3% (continued)
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2032	5,000,000		6,132,050
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2029	3,500,000		4,260,690
Long Beach Unified School District, GO, Ser. A	4.00	8/1/2038	10,300,000		11,565,870
Los Angeles Community College District, GO, Refunding	1.81	8/1/2030	5,000,000		5,050,400
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2025	1,240,000		1,458,996
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2026	1,500,000		1,815,255
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2024	1,080,000		1,231,546
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2023	825,000		907,624
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. B	5.00	5/15/2026	9,060,000		11,000,108
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/2033	4,000,000	[b]	3,047,080
Newport Mesa Unified School District, GO, Refunding	5.00	8/1/2025	1,300,000		1,555,905
Newport Mesa Unified School District, GO, Refunding	5.00	8/1/2024	1,000,000		1,156,580
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2034	400,000		467,960
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2035	420,000		489,993
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2026	295,000		340,524
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2033	385,000		452,071
Port of Oakland, Revenue Bonds, Refunding, Ser. O	5.00	5/1/2023	1,875,000		1,889,419
Riverside County Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.25	6/1/2023	5,000,000	[a]	5,567,050
Sacramento County Sanitation Districts Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Corp.) Ser. B, 3 Month LIBOR x.67 +.53%	0.68	12/1/2035	10,000,000	[c]	9,998,100
Sacramento County Water Financing Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. B, 3 Month LIBOR x.67 +.55%	0.70	6/1/2034	8,000,000	[c]	7,593,040
San Francisco City & County, COP, Refunding (Moscone Convention Center Expansion Project) Ser. B	4.00	4/1/2037	7,000,000		7,743,610
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. D	5.00	5/1/2024	4,375,000		4,991,175
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. G	5.00	5/1/2027	5,045,000		6,262,005
San Francisco Community College District, GO, Refunding	5.00	6/15/2029	5,000,000		5,900,650
Southern California Public Power Authority, Revenue Bonds (Apex Power Project) Ser. A	5.00	7/1/2033	3,380,000		3,843,398
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization Corp.)	5.00	6/1/2037	1,000,000		1,261,280
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization Corp.)	5.00	6/1/2034	500,000		637,495
University of California, Revenue Bonds	3.35	7/1/2029	12,655,000		14,140,191
University of California, Revenue Bonds, Refunding (Limited Project) Ser. I	5.00	5/15/2030	11,000,000		12,972,740
				339,056,474

12

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.8% (continued)
Colorado - 1.5%
Colorado Energy Public Authority, Revenue Bonds	6.13	11/15/2023	3,500,000	3,811,990
Colorado Housing & Finance Authority, Revenue Bonds (Insured; Government National Mortgage Association) Ser. F	4.25	11/1/2049	4,650,000	5,191,818
Colorado Housing & Finance Authority, Revenue Bonds, Ser. B	3.75	5/1/2050	4,750,000	5,230,842
Denver City & County Airport System, Revenue Bonds, Ser. A	5.00	11/15/2033	5,000,000	5,521,700
E-470 Public Highway Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2040	1,450,000	1,621,129
Regional Transportation District, COP, Refunding	5.00	6/1/2031	1,710,000	2,189,929
Regional Transportation District, COP, Refunding	5.00	6/1/2030	3,000,000	3,860,430
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	5.00	1/15/2032	1,300,000	1,671,787
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	5.00	7/15/2032	1,905,000	2,443,563
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	5.00	1/15/2029	1,400,000	1,756,720
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	5.00	1/15/2030	1,000,000	1,272,880
University of Colorado, Revenue Bonds, Refunding (Green Bond) Ser. C	2.00	10/15/2024	5,500,000	5,788,200
				40,360,988
Connecticut - 1.5%
Connecticut, GO, Refunding, Ser. A	4.50	3/15/2033	3,700,000	4,148,181
Connecticut, GO, Ser. 2021 A	3.00	1/15/2035	8,000,000	8,722,320
Connecticut, GO, Ser. B	4.00	6/15/2030	3,000,000	3,347,070
Connecticut, Revenue Bonds, Ser. A	5.00	9/1/2030	7,055,000	8,545,651
Connecticut, Revenue Bonds, Ser. A	5.00	9/1/2028	1,070,000	1,303,752
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2028	5,000,000	6,353,650
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2027	3,400,000	4,227,084
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Fairfield University) Ser. R	3.25	7/1/2035	1,785,000	1,916,019
Connecticut Housing Finance Authority, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. D1	4.00	11/15/2047	1,655,000	1,787,086
				40,350,813
Delaware - .3%
Delaware River & Bay Authority, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2024	1,000,000	1,124,910
Delaware River & Bay Authority, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2023	1,500,000	1,623,705
University of Delaware, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2023	5,440,000	[a] 5,999,776
				8,748,391
District of Columbia - 1.8%
District of Columbia, Revenue Bonds, Refunding (Friendship Public Charter School)	5.00	6/1/2036	3,200,000	3,580,160
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group) Ser. A	5.00	7/1/2042	5,955,000	6,928,345
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group) Ser. A	5.00	7/1/2037	4,925,000	5,799,729
District of Columbia, Revenue Bonds, Refunding (KIPP DC Project) Ser. B	5.00	7/1/2037	1,010,000	1,189,386
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding	5.00	10/1/2027	15,910,000	19,818,132
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2036	1,250,000	1,419,625
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2038	1,000,000	1,126,190
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2037	1,650,000	1,863,675

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.8% (continued)
District of Columbia - 1.8% (continued)
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. C	5.00	10/1/2023	4,250,000		4,368,532
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. C	5.00	10/1/2024	3,070,000		3,154,732
				49,248,506
Florida - 5.1%
Alachua County Health Facilities Authority, Revenue Bonds, Refunding (Shands Teaching Hospital & Clinics Obligated Group)	5.00	12/1/2026	5,000,000		5,981,450
Florida Department of Transportation Turnpike System, Revenue Bonds, Refunding, Ser. C	4.50	7/1/2040	8,710,000		9,340,343
Florida Development Finance Corp., Revenue Bonds (Mater Academy Project) Ser. A	5.00	6/15/2035	1,000,000		1,148,510
Jacksonville, Revenue Bonds, Refunding	5.00	10/1/2021	2,500,000		2,569,150
Lee County Airport, Revenue Bonds, Refunding, Ser. A	5.50	10/1/2023	3,565,000		3,644,036
Lee County Airport, Revenue Bonds, Refunding, Ser. A	5.50	10/1/2024	5,000,000		5,111,050
Miami-Dade County, Revenue Bonds (Juvenile Courthouse) (Insured; American Municipal Bond Assurance Corp.) (LOC; TD Bank NA) Ser. B	0.03	4/1/2043	200,000	[d]	200,000
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2034	10,110,000		11,979,238
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2032	5,000,000		5,936,850
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2031	3,000,000		3,565,080
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2033	5,150,000		6,109,857
North Sumter County Utility Dependent District, Revenue Bonds, Refunding (Monroe Expressway System)	5.00	10/1/2031	4,850,000		6,420,381
Orange County Convention Center, Revenue Bonds, Refunding	4.00	10/1/2031	5,000,000		5,706,950
Orange County Health Facilities Authority, Revenue Bonds, Refunding (Orlando Health Obligated Group)	5.00	10/1/2026	3,000,000		3,674,190
Orange County Health Facilities Authority, Revenue Bonds, Refunding (Orlando Health Obligated Group)	5.00	10/1/2025	3,000,000		3,575,520
Orange County School Board, COP, Refunding, Ser. C	5.00	8/1/2031	10,000,000		11,771,900
Palm Beach County School District, COP, Refunding, Ser. C	5.00	8/1/2031	10,000,000		11,397,300
Palm Beach County School District, COP, Refunding, Ser. D	5.00	8/1/2030	7,840,000		9,217,958
Palm Beach County School District, COP, Refunding, Ser. D	5.00	8/1/2031	2,855,000		3,355,453
State Board of Administration Finance Corp., Revenue Bonds, Ser. A	1.71	7/1/2027	10,130,000		10,371,600
Tampa Sports Authority, Revenue Bonds, Refunding	5.00	1/1/2024	90,000		98,574
The Miami-Dade County School Board, COP, Refunding, Ser. A	5.00	5/1/2032	5,475,000		6,358,282
The Miami-Dade County School Board, COP, Refunding, Ser. A	5.00	5/1/2026	10,095,000		11,854,357
				139,388,029
Georgia - 1.2%
DeKalb County Water & Sewerage, Revenue Bonds, Ser. A	5.25	10/1/2036	3,500,000		3,598,525
Georgia, GO, Ser. A	5.00	8/1/2031	10,000,000		13,406,300
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2028	2,510,000		3,132,957
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2029	4,940,000		6,265,353
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2026	3,000,000		3,596,640
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2027	2,500,000		3,065,275
Main Street Natural Gas, Revenue Bonds, Ser. A	6.38	7/15/2038	1,335,000	[e]	6,675
				33,071,725
Hawaii - .4%
Hawaii, GO, Ser. EO	4.00	8/1/2031	10,000,000		10,987,200
Idaho - .5%
Idaho Health Facilities Authority, Revenue Bonds, Refunding (Trinity Health Obligated Group) Ser. D	5.00	6/1/2022	5,000,000	[a]	5,300,100

14

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.8% (continued)
Idaho - .5% (continued)
University of Idaho, Revenue Bonds, Refunding, Ser. 2011	5.25	4/1/2021	8,840,000	8,876,156
				14,176,256
Illinois - 7.9%
Chicago II, GO, Refunding, Ser. 2005D	5.50	1/1/2037	3,500,000	3,876,565
Chicago II, GO, Refunding, Ser. 2007F	5.50	1/1/2035	3,750,000	4,158,150
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	3,000,000	3,457,170
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	8,000,000	9,652,400
Chicago II, GO, Ser. 2002B	5.25	1/1/2022	1,000,000	1,035,560
Chicago II, GO, Ser. A	5.00	1/1/2026	3,000,000	3,373,230
Chicago II, GO, Ser. A	5.00	1/1/2024	4,500,000	4,949,370
Chicago Il, GO, Refunding, Ser. A	5.75	1/1/2034	3,585,000	4,224,743
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2024	3,000,000	3,339,720
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2025	2,110,000	2,415,802
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2025	4,450,000	5,173,125
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2033	1,000,000	1,153,060
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2037	3,000,000	3,657,900
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2022	4,615,000	4,799,923
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2024	5,000,000	5,627,600
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2025	7,055,000	7,647,479
Chicago Park District, GO, Refunding, Ser. F2	5.00	1/1/2030	1,700,000	2,109,241
Chicago Park District, GO, Refunding, Ser. F2	5.00	1/1/2026	975,000	1,136,967
Chicago Park District, GO, Refunding, Ser. F2	5.00	1/1/2028	1,550,000	1,874,927
Cook County ll, Revenue Bonds, Refunding	5.00	11/15/2033	6,050,000	7,343,429
Cook County School District No. 100, GO, Refunding (Insured; Build America Mutual) Ser. C	5.00	12/1/2024	1,720,000	1,964,016
Cook Kane Lake & McHenry Counties Community College District No. 512, GO	4.00	12/15/2031	10,000,000	11,818,500
DuPage & Cook Counties Township High School District No. 86 , GO	4.00	1/15/2035	5,205,000	5,986,062
DuPage & Cook Counties Township High School District No. 86 , GO	4.00	1/15/2033	2,000,000	2,313,520
Illinois, GO, Refunding	5.00	2/1/2026	5,000,000	5,732,900
Illinois, GO, Refunding	5.00	8/1/2023	10,030,000	10,917,755
Illinois, GO, Refunding	5.00	8/1/2025	3,485,000	3,655,939
Illinois, GO, Refunding, Ser. A	5.00	10/1/2024	2,000,000	2,235,300
Illinois, GO, Refunding, Ser. A	5.00	10/1/2025	4,000,000	4,561,280
Illinois, GO, Refunding, Ser. A	5.00	10/1/2022	2,000,000	2,122,020
Illinois, GO, Refunding, Ser. A	5.00	10/1/2023	1,200,000	1,311,972
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2024	5,030,000	5,849,840
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2025	3,225,000	3,891,640
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2026	4,290,000	5,332,599
Illinois Finance Authority, Revenue Bonds (Green Bond)	4.00	7/1/2033	10,000,000	12,155,400
Illinois Finance Authority, Revenue Bonds (Green Bond)	4.00	7/1/2038	7,500,000	8,767,050
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. B2	5.00	11/15/2026	3,000,000	3,591,600
Illinois Toll Highway Authority, Revenue Bonds, Refunding	5.00	1/1/2031	10,160,000	13,151,409
Illinois Toll Highway Authority, Revenue Bonds, Refunding	5.00	1/1/2028	5,000,000	6,297,600

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.8% (continued)
Illinois - 7.9% (continued)
Kane Cook & DuPage Counties Community College District No. 509, GO, Refunding (Elign Community College)	3.00	12/15/2032	5,000,000	5,354,550
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, GO, Refunding	5.25	1/1/2032	5,000,000	5,435,950
Kendall County Forest Preserve District, GO, Refunding (Insured; Build America Mutual)	4.00	1/1/2027	2,270,000	2,501,290
Schaumburg ll, GO, Ser. A	4.00	12/1/2028	1,220,000	1,474,626
Will Grundy Counties Community College District No. 525, GO, Refunding (Joliet Junior College)	3.00	1/1/2029	9,305,000	9,955,885
				217,385,064
Indiana - .7%
Indiana Finance Authority, Revenue Bonds (Goshen Health Obligated Group) Ser. A	5.00	11/1/2028	775,000	955,916
Indiana Finance Authority, Revenue Bonds (Goshen Health Obligated Group) Ser. A	5.00	11/1/2027	740,000	898,464
Indiana Finance Authority, Revenue Bonds (Goshen Health Obligated Group) Ser. B	2.10	11/1/2026	2,700,000	2,833,002
Whiting, Revenue Bonds, Refunding (BP Products North America)	5.00	6/5/2026	12,500,000	15,248,375
				19,935,757
Iowa - .4%
PEFA, Revenue Bonds (PEFA Gas Project)	5.00	9/1/2026	10,000,000	12,078,000
Kansas - .2%
Kansas Department of Transportation, Revenue Bonds, Ser. A	5.00	9/1/2028	6,000,000	6,877,680
Kentucky - 3.3%
Kentucky Bond Development Corp., Revenue Bonds (Insured; Build America Mutual)	5.00	9/1/2029	2,395,000	3,103,968
Kentucky Bond Development Corp., Revenue Bonds (Insured; Build America Mutual)	5.00	9/1/2028	2,275,000	2,896,052
Kentucky Property & Building Commission, Revenue Bonds (Project No. 112) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	2/1/2028	5,150,000	6,109,805
Kentucky Property & Building Commission, Revenue Bonds (Project No. 112) Ser. A	5.00	2/1/2031	3,000,000	3,499,740
Kentucky Property & Building Commission, Revenue Bonds (Project No. 115)	5.00	4/1/2028	4,905,000	5,948,343
Kentucky Property & Building Commission, Revenue Bonds (Project No. 122) Ser. A	5.00	11/1/2033	1,000,000	1,225,830
Kentucky Property & Building Commission, Revenue Bonds, Refunding (Project No. 112) Ser. B	5.00	11/1/2026	5,000,000	6,047,600
Kentucky Property & Building Commission, Revenue Bonds, Refunding (Project No. 112) Ser. B	5.00	11/1/2025	7,475,000	8,844,719
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	6/1/2026	10,000,000	11,447,300
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	6/1/2025	8,000,000	8,973,680
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	16,500,000	18,492,375
Kentucky Turnpike Authority, Revenue Bonds (Revitalization Projects) Ser. A	5.00	7/1/2031	675,000	735,197
Kentucky Turnpike Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2027	5,000,000	5,991,600
Louisville & Jefferson County Metropolitan Sewer District, Revenue Bonds, Refunding, Ser. A	4.00	5/15/2032	5,430,000	6,372,811
				89,689,020
Louisiana - .7%
Louisiana, GO, Refunding, Ser. C	5.00	8/1/2026	5,000,000	5,730,250
Louisiana, GO, Ser. B	4.00	5/1/2034	5,035,000	5,616,089
Louisiana, GO, Ser. B	4.00	5/1/2033	1,770,000	1,978,347
Louisiana Gasoline & Fuels, Revenue Bonds, Refunding, Ser. A1	4.00	5/1/2033	5,000,000	5,207,000
				18,531,686

16

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.8% (continued)
Maine - .1%
Maine Governmental Facilities Authority, Revenue Bonds, Ser. A	4.00	10/1/2034	1,880,000		2,182,285
Maryland - 2.6%
Anne Arundel County, GO	5.00	10/1/2025	7,205,000		8,662,932
Anne Arundel County, GO, Refunding	5.00	4/1/2030	4,640,000		5,044,608
Maryland, GO	4.00	6/1/2027	18,700,000		20,734,186
Maryland Community Development Administration, Revenue Bonds, Refunding, Ser. B	4.00	9/1/2049	4,755,000		5,275,625
Montgomery County, GO, Refunding, Ser. A	3.00	8/1/2032	7,500,000		8,508,975
Montgomery County, GO, Refunding, Ser. A	5.00	11/1/2024	10,000,000	[a]	11,679,400
Montgomery County, GO, Refunding, Ser. B	4.00	12/1/2030	12,000,000		12,955,320
				72,861,046
Massachusetts - 1.4%
Massachusetts, GO, Refunding, Ser. A, 3 Month LIBOR x.67 +.55%	0.69	11/1/2025	5,000,000	[c]	5,002,950
Massachusetts Bay Transportation Authority, Revenue Bonds, Refunding	5.00	7/1/2029	5,000,000		6,540,600
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College)	5.00	1/1/2035	2,000,000		2,218,080
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2033	5,000,000		5,792,950
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2031	620,000		772,700
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2032	770,000		953,106
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2033	800,000		986,112
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2030	700,000		879,088
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2035	1,000,000		1,180,190
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2036	1,010,000		1,188,699
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2034	1,000,000		1,182,170
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding, Ser. A	5.75	8/1/2029	380,000		381,539
University of Massachusetts Building Authority, Revenue Bonds, Ser. 1	4.00	11/1/2022	10,000,000	[a]	10,639,500
				37,717,684
Michigan - 1.8%
Byron Center Public Schools, GO, Refunding	5.00	5/1/2030	1,480,000		1,926,442
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2032	1,000,000		1,130,390
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2031	1,000,000		1,130,740
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2029	1,350,000		1,527,458
Michigan Building Authority, Revenue Bonds, Refunding, Ser. IA	5.00	10/15/2033	5,000,000		5,555,250
Michigan Building Authority, Revenue Bonds, Refunding, Ser. IA	5.00	10/15/2029	10,000,000		11,118,800
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2028	2,500,000		2,856,050

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.8% (continued)
Michigan - 1.8% (continued)
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2027	3,000,000	3,432,630
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2026	1,875,000	2,150,081
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. D2	5.00	7/1/2026	2,500,000	2,866,775
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Obligated Group)	4.00	12/1/2035	2,500,000	2,927,850
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Obligated Group)	4.00	12/1/2036	3,000,000	3,492,240
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Obligated Group)	5.00	6/1/2022	5,000,000	[a] 5,300,100
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2031	850,000	1,087,796
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2033	925,000	1,172,299
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2027	700,000	855,085
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2029	600,000	756,192
				49,286,178
Minnesota - .0%
Minnesota Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. B	4.00	7/1/2047	1,075,000	1,159,624
Mississippi - .2%
The University of Southern Mississippi, Revenue Bonds, Refunding (Facilities Refinancing Project)	5.00	9/1/2025	250,000	296,963
West Rankin Utility Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2033	1,650,000	1,884,680
West Rankin Utility Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2032	1,000,000	1,142,730
West Rankin Utility Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2030	1,105,000	1,267,059
				4,591,432
Missouri - 1.1%
Kansas City Industrial Development Authority, Revenue Bonds (Kansas City International Airport)	4.00	3/1/2035	2,000,000	2,307,840
Kansas City Industrial Development Authority, Revenue Bonds (Kansas City International Airport)	4.00	3/1/2034	3,500,000	4,049,710
Missouri Health & Educational Facilities Authority, Revenue Bonds (The Washington University) Ser. C	0.01	3/1/2040	400,000	[d] 400,000
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (Mercy Health) Ser. A	5.00	6/1/2028	6,000,000	7,570,980
Missouri Highways & Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2023	14,625,000	16,115,726
				30,444,256
Montana - .1%
Montana Board of Housing, Revenue Bonds, Ser. A2	3.50	6/1/2044	2,540,000	2,696,362
Nebraska - .2%
Central Plains Energy Project, Revenue Bonds, Refunding	4.00	8/1/2025	5,000,000	5,671,350
Saline County Hospital Authority No. 1, Revenue Bonds, Refunding (Bryan Medical Center Obligated Group) (LOC; US Bank NA) Ser. C	0.01	6/1/2031	200,000	[d] 200,000
				5,871,350
Nevada - 2.8%
Clark County, GO, Ser. B	4.00	11/1/2033	2,750,000	3,314,602

18

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.8% (continued)
Nevada - 2.8% (continued)
Clark County, Revenue Bonds, Refunding (Motor Vehicle Fuel Tax) Ser. C	5.00	7/1/2029	11,250,000		14,716,350
Clark County Department of Aviation, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2040	1,145,000		1,329,734
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/15/2029	5,280,000		6,487,378
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/15/2029	1,000,000		1,288,760
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/15/2031	1,560,000		2,033,273
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	6/15/2028	5,000,000		6,345,850
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	6/15/2033	5,000,000		6,255,450
Clark County School District, GO (Insured; Build America Mutual) Ser. B	5.00	6/15/2028	10,005,000		12,698,046
Clark County School District, GO, Refunding (Insured; Build America Mutual) Ser. C	5.00	6/15/2027	5,000,000		5,962,250
Clark County School District, GO, Refunding, Ser. A	5.00	6/15/2024	5,000,000		5,724,800
Nevada, GO, Refunding, Ser. A	5.00	5/1/2031	5,200,000		6,840,912
Nevada Housing Division, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	4.00	4/1/2049	2,945,000		3,256,964
				76,254,369
New Jersey - 6.8%
Hudson County, GO, Refunding	3.00	11/15/2032	11,700,000		12,853,503
New Jersey, GO	5.00	6/1/2027	2,000,000		2,459,940
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	5.00	6/1/2028	7,000,000		8,733,760
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	5.00	6/1/2027	2,000,000		2,459,940
New Jersey Economic Development Authority, Revenue Bonds (Cigarette Tax) Refunding	5.00	6/15/2023	5,000,000		5,256,450
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Cigarette Tax)	5.00	6/15/2021	10,000,000		10,134,900
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Cigarette Tax)	5.00	6/15/2024	5,000,000		5,246,750
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. NN	5.00	3/1/2025	13,000,000		14,139,580
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. N1	5.50	9/1/2023	10,000,000		11,190,900
New Jersey Economic Development Authority, Revenue Bonds, Refunding (New Jersey-American Water) Ser. D	1.10	12/1/2027	4,075,000		4,038,366
New Jersey Economic Development Authority, Revenue Bonds, Refunding (School Facilities Construction) Ser. GGG	5.25	9/1/2024	5,000,000	[f]	5,744,400
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	4.00	6/15/2034	1,000,000		1,136,800
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2029	1,000,000		1,246,900
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2033	2,185,000		2,722,444
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (RWJ Barnabas Health Obligated Group) Ser. A	5.00	7/1/2022	1,830,000		1,945,382
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2024	1,000,000		1,130,040
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2025	1,060,000		1,232,483

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.8% (continued)
New Jersey - 6.8% (continued)
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2026	1,000,000	1,193,020
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2031	1,725,000	2,094,460
New Jersey Transportation Trust Fund Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. A	5.75	6/15/2025	4,245,000	5,089,288
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2028	5,000,000	6,214,800
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2027	2,250,000	2,758,005
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. B	5.50	12/15/2021	10,000,000	10,407,100
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2027	10,000,000	12,257,800
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.00	6/15/2037	1,500,000	1,835,610
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.00	6/15/2036	2,000,000	2,458,720
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.00	6/15/2035	2,000,000	2,470,540
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. B	5.50	6/15/2031	5,000,000	5,063,400
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. D	5.00	1/1/2028	5,000,000	6,037,400
Ocean City, GO, Refunding	3.00	9/15/2031	5,000,000	5,406,050
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2034	8,000,000	9,684,640
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2033	12,000,000	14,592,120
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	6,000,000	7,332,660
				186,568,151
New York - 16.8%
Hudson Yards Infrastructure Corp., Revenue Bonds, Refunding, Ser. A	5.00	2/15/2033	5,000,000	5,984,200
Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. A	5.00	11/15/2035	10,000,000	11,981,000
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2038	8,445,000	10,390,981
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	10,000,000	11,188,700
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/15/2027	2,365,000	2,870,069
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B2	5.25	11/15/2033	10,285,000	12,772,530
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2034	2,500,000	2,969,350
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2026	10,185,000	12,187,778
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2031	7,400,000	8,614,266
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2037	1,580,000	1,859,881
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2031	10,000,000	11,744,500

20

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.8% (continued)
New York - 16.8% (continued)
Metropolitan Transportation Authority Hudson Rail Yards Trust, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2051	5,000,000		5,132,850
Nassau County, GO, Refunding (Insured; Build America Mutual) Ser. C	5.00	10/1/2028	10,000,000		12,524,000
Nassau County Interim Finance Authority, Revenue Bonds, Refunding, Ser. B	1.28	11/15/2028	5,500,000		5,426,135
New York City, GO (LOC; Mizuho Bank) Ser. A3	0.04	10/1/2040	3,070,000	[d]	3,070,000
New York City, GO (LOC; Mizuho Bank) Ser. G6	0.01	4/1/2042	3,300,000	[d]	3,300,000
New York City, GO (LOC; U.S. Bank NA) Ser. L4	0.02	4/1/2038	400,000	[d]	400,000
New York City, GO, Refunding (LOC; TD Bank NA) Ser. I4	0.03	4/1/2036	3,900,000	[d]	3,900,000
New York City, GO, Refunding, Ser. A	5.00	8/1/2024	5,000,000		5,760,750
New York City, GO, Refunding, Ser. D	1.22	8/1/2026	10,000,000		10,026,700
New York City, GO, Refunding, Ser. D	1.40	8/1/2027	5,000,000		4,966,300
New York City, GO, Refunding, Ser. G	5.00	8/1/2023	5,000,000		5,560,900
New York City, GO, Ser. D1	4.00	3/1/2042	1,500,000		1,691,715
New York City Housing Development Corp., Revenue Bonds	2.15	11/1/2028	1,290,000		1,348,979
New York City Housing Development Corp., Revenue Bonds, Ser. A1	3.38	11/15/2029	3,000,000		3,157,830
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.25	7/1/2032	10,000,000		10,961,700
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/2029	2,000,000		2,544,120
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/2028	1,350,000		1,675,404
New York City Transitional Finance Authority, Revenue Bonds	4.00	5/1/2036	5,000,000		5,831,300
New York City Transitional Finance Authority, Revenue Bonds	5.25	8/1/2037	10,000,000		12,558,300
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S3	5.25	7/15/2036	10,000,000		12,510,900
New York City Transitional Finance Authority, Revenue Bonds, Refunding, Ser. A4	0.03	11/1/2029	1,100,000	[d]	1,100,000
New York City Transitional Finance Authority, Revenue Bonds, Ser. A2	5.00	8/1/2035	5,295,000		6,495,641
New York City Transitional Finance Authority, Revenue Bonds, Ser. B4	0.02	8/1/2042	4,100,000	[d]	4,100,000
New York City Water & Sewer System, Revenue Bonds, Refunding (SPA; Landesbank Hessen-Thuringen Girozentrale) Ser. BB2	0.03	6/15/2039	800,000	[d]	800,000
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. DD	4.50	6/15/2039	1,000,000		1,111,780
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	15,400,000	[f]	16,752,890
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 2-3 World Trade Center Project)	5.15	11/15/2034	3,500,000	[f]	3,891,475
New York State Dormitory Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. A	5.00	10/1/2028	5,000,000		6,211,650
New York State Dormitory Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. A	5.00	10/1/2030	5,000,000		6,127,500
New York State Dormitory Authority, Revenue Bonds, Refunding (State University of New York) Ser. A	5.00	7/1/2032	10,000,000		11,543,900
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	4.00	3/15/2034	7,500,000		8,876,025
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	3/15/2033	7,000,000		8,478,680
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. C	5.00	3/15/2031	5,165,000		5,859,331
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2033	5,685,000		6,851,903
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2029	6,225,000		7,692,979

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.8% (continued)
New York - 16.8% (continued)
New York State Dormitory Authority, Revenue Bonds, Ser. B	5.00	2/15/2033	15,000,000		17,516,700
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 189th	3.25	4/1/2025	1,000,000		1,050,540
New York State Mortgage Agency, Revenue Bonds, Ser. 223rd	2.65	10/1/2034	7,020,000		7,370,930
New York State Thruway Authority, Revenue Bonds, Refunding, Ser. K	5.00	1/1/2032	3,000,000		3,467,790
New York State Urban Development Corp., Revenue Bonds (State of New York Personal Income Tax) (Insured; National Public Finance Guarantee Corp.) Ser. A2	5.50	3/15/2024	10,000,000		11,529,200
New York State Urban Development Corp., Revenue Bonds (State of New York Personal Income Tax) Ser. A	4.00	3/15/2038	4,795,000		5,540,622
New York State Urban Development Corp., Revenue Bonds, Refunding (State of New York Personal Income Tax)	4.00	3/15/2037	5,500,000		6,381,100
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2024	20,000,000		22,065,400
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2046	2,500,000		2,783,300
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2041	2,000,000		2,239,820
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal)	5.00	12/1/2030	2,000,000		2,544,760
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal)	5.00	12/1/2028	1,000,000		1,241,550
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal)	5.00	12/1/2027	1,100,000		1,361,217
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 194th	5.00	10/15/2034	10,000,000		11,847,300
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 197th	5.00	11/15/2032	2,500,000		3,020,375
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 207th	5.00	9/15/2024	10,000,000		11,535,100
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222th	5.00	7/15/2034	5,000,000		6,458,400
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226th	5.00	10/15/2026	5,000,000		5,994,850
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226th	5.00	10/15/2025	6,000,000		7,009,980
Suffolk County, GO (Insured; Build America Mutual) Ser. A	4.00	4/1/2032	4,780,000		5,419,994
Suffolk County, GO, Refunding (Insured; Build America Mutual) Ser. D	4.00	10/15/2028	4,810,000		5,628,229
Triborough Bridge & Tunnel Authority, Revenue Bonds (LOC; Bank of America NA) Ser. B1	0.01	1/1/2033	400,000	[d]	400,000
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	0.00	11/15/2029	10,000,000	[b]	8,442,700
Troy Capital Resource Corp., Revenue Bonds, Refunding (Rensselaer Polytechnic Institute)	5.00	9/1/2031	1,625,000		2,069,876
Troy Capital Resource Corp., Revenue Bonds, Refunding (Rensselaer Polytechnic Institute)	5.00	9/1/2030	1,400,000		1,792,994
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2023	5,000,000		5,496,600
Utility Debt Securitization Authority, Revenue Bonds, Refunding, Ser. TE	5.00	12/15/2026	2,500,000		2,819,650
				463,833,869
North Carolina - .6%
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2033	3,400,000		4,241,840
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2032	3,780,000		4,735,584

22

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.8% (continued)
North Carolina - .6% (continued)
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Monroe Expressway System)	5.00	7/1/2031	1,255,000	1,692,619
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Monroe Expressway System)	5.00	7/1/2032	1,240,000	1,662,927
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Monroe Expressway System)	5.00	7/1/2033	750,000	1,000,793
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Monroe Expressway System)	5.00	7/1/2028	1,075,000	1,374,044
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Monroe Expressway System)	5.00	7/1/2029	1,000,000	1,302,040
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Monroe Expressway System)	5.00	7/1/2030	1,175,000	1,557,733
				17,567,580
Ohio - .7%
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	4.00	8/1/2037	695,000	811,975
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	5.00	8/1/2035	550,000	708,378
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	5.00	8/1/2036	500,000	641,360
Ohio Air Quality Development Authority, Revenue Bonds (Ohio Valley Electric Corp.)	2.60	10/1/2029	2,500,000	2,639,950
Ohio Housing Finance Agency, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	4.50	3/1/2047	1,410,000	1,553,764
Ohio Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. D	4.00	3/1/2047	3,120,000	3,369,725
Ohio Water Development Authority Water Pollution Control Loan Fund, Revenue Bonds, Ser. A	5.00	6/1/2031	5,000,000	6,665,150
Warrensville Heights City School District, GO, Refunding (Insured; Build America Mutual)	5.00	12/1/2044	600,000	676,398
Warrensville Heights City School District, GO, Refunding (Insured; Build America Mutual)	5.00	12/1/2024	1,440,000	[a] 1,678,493
				18,745,193
Oklahoma - .2%
Oklahoma Turnpike Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2030	4,500,000	5,941,575
Oregon - 1.7%
Multnomah & Clackamas Counties School District No. 10, GO (Insured; School Board Guaranty) Ser. B	5.00	6/15/2030	10,000,000	12,347,900
Oregon, GO (Veterans Welfare) Ser. M	0.01	12/1/2044	300,000	[d] 300,000
Oregon Housing & Community Services Department, Revenue Bonds, Ser. A	4.00	1/1/2047	2,560,000	2,735,488
Portland Sewer System, Revenue Bonds, Ser. A	4.50	5/1/2037	13,635,000	15,660,343
Portland Sewer System, Revenue Bonds, Ser. A	4.50	5/1/2033	11,435,000	13,250,649
Salem Hospital Facility Authority, Revenue Bonds, Refunding (Salem Health Project) Ser. A	5.00	5/15/2038	2,095,000	2,593,023
				46,887,403
Pennsylvania - 8.6%
Chartiers Valley School District, GO (Insured; State Aid Withholding) Ser. B	5.00	10/15/2040	1,250,000	1,444,313
Chester County Health & Education Facilities Authority, Revenue Bonds, Refunding (Main Line Health System Obligated Group) Ser. A	4.00	10/1/2037	2,105,000	2,386,081
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2033	3,250,000	3,979,657
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2031	3,500,000	4,325,580
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2030	4,000,000	4,964,680
Delaware Valley Regional Finance Authority, Revenue Bonds, Ser. A	2.00	10/1/2029	1,000,000	1,036,140

23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.8% (continued)
Pennsylvania - 8.6% (continued)
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	2/15/2027	5,010,000		6,124,274
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2034	1,155,000		1,337,167
Pennsylvania, GO	5.00	9/15/2029	7,000,000		8,554,560
Pennsylvania, GO	5.00	3/15/2031	5,000,000		5,804,550
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2023	11,520,000	[a]	12,662,438
Pennsylvania, GO, Refunding	4.00	1/1/2030	5,000,000		5,770,550
Pennsylvania Economic Development Financing Authority, Revenue Bonds (PSEG Power) (LOC; TD Bank NA)	0.03	1/15/2042	1,500,000	[d]	1,500,000
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC Obligated Group)	4.00	3/15/2032	3,305,000		3,781,680
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2035	6,000,000		6,920,880
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2036	3,750,000		4,312,575
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The University of Pennsylvania Health System Obligated Group)	4.00	8/15/2044	2,500,000		2,836,250
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	5/1/2030	1,795,000		2,311,009
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group) Ser. C	5.00	8/15/2024	5,000,000		5,773,950
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Ser. AV1	4.00	6/15/2031	2,505,000		2,900,164
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Ser. AV1	4.00	6/15/2032	1,355,000		1,561,949
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ser. AT1	5.00	6/15/2029	5,000,000		5,953,050
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122nd	3.65	10/1/2032	8,710,000		9,204,205
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122nd	4.00	10/1/2046	1,480,000		1,587,537
Pennsylvania Housing Finance Agency, Revenue Bonds, Ser. 128B	3.85	4/1/2038	2,225,000		2,422,202
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2031	5,000,000		6,172,350
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2035	7,085,000		8,629,955
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2038	10,000,000		11,980,200
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B2	5.00	6/1/2033	10,000,000		12,203,300
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2029	7,925,000		9,494,071
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.00	12/1/2021	3,740,000		3,865,926
Perkiomen Valley School District, GO (Insured; State Aid Withholding)	4.00	2/15/2031	5,000,000		5,595,650
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2025	3,455,000		4,098,494
Philadelphia, GO, Refunding, Ser. A	5.00	7/15/2038	3,600,000		4,012,704
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2026	3,400,000		4,151,910
Philadelphia, GO, Ser. B	5.00	2/1/2027	4,500,000		5,555,430
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	1,125,000		1,323,698
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (Children's Hospital of Philadelphia Project)	4.00	7/1/2036	8,400,000		9,474,528

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.8% (continued)
Pennsylvania - 8.6% (continued)
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2029	1,000,000		1,275,950
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2025	850,000		1,001,921
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2028	1,000,000		1,256,290
Pittsburgh Water & Sewer Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2026	10,000,000		12,190,600
State Public School Building Authority, Revenue Bonds (The Philadelphia School District Project) (Insured; State Aid Withholding)	5.00	4/1/2022	1,000,000		1,049,660
State Public School Building Authority, Revenue Bonds (The Philadelphia School District Project) (Insured; State Aid Withholding)	5.00	4/1/2022	2,750,000	[a]	2,893,027
State Public School Building Authority, Revenue Bonds, Refunding (The Philadelphia School District) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/1/2031	5,000,000		6,053,200
State Public School Building Authority, Revenue Bonds, Refunding (The Philadelphia School District) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/1/2025	5,000,000		5,843,200
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2024	600,000		684,276
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2027	500,000		611,900
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2026	500,000		600,020
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2025	500,000		585,455
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. 2020	5.00	9/1/2023	5,000,000		5,530,100
West Mifflin School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2028	1,000,000		1,207,150
West Mifflin School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2027	1,140,000		1,378,898
				238,175,304
Rhode Island - .7%
Rhode Island, GO, Refunding, Ser. B	5.00	8/1/2029	5,290,000		6,565,366
Rhode Island Health & Educational Building Corp., Revenue Bonds (Providence College)	5.00	11/1/2047	2,045,000		2,396,740
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Bryant University) (LOC; TD Bank NA)	0.05	6/1/2035	2,000,000	[d]	2,000,000
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College)	5.00	11/1/2040	3,175,000		3,666,204
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds (Insured; Government National Mortgage Association) Ser. 70th	4.00	10/1/2049	4,850,000		5,353,333
				19,981,643
South Carolina - .2%
Patriots Energy Group Financing Agency, Revenue Bonds, Ser. A	4.00	2/1/2024	5,000,000		5,458,750
South Dakota - .3%
Educational Enhancement Funding Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2027	500,000		541,280
Educational Enhancement Funding Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2025	1,800,000		1,959,588
South Dakota Building Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2032	2,660,000		3,045,753

25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.8% (continued)
South Dakota - .3% (continued)
South Dakota Building Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2031	1,250,000		1,436,750
				6,983,371
Tennessee - 1.5%
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	11/1/2035	9,700,000	[d]	9,700,000
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	1/1/2033	1,200,000	[d]	1,200,000
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	7/1/2031	500,000	[d]	500,000
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	2/1/2036	285,000	[d]	285,000
Nashville & Davidson County Metropolitan Government, GO, Refunding	2.50	1/1/2029	5,000,000		5,320,400
Nashville & Davidson County Metropolitan Government, GO, Refunding	5.00	1/1/2030	5,000,000		6,055,650
Tennessee Energy Acquisition Corp., Revenue Bonds, Ser. A	4.00	5/1/2023	5,750,000		6,139,677
Tennessee Housing Development Agency, Revenue Bonds, Ser. 1B	3.50	1/1/2047	1,380,000		1,470,073
Tennessee Housing Development Agency, Revenue Bonds, Ser. 2B	4.00	1/1/2042	1,195,000		1,298,702
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2025	1,200,000		1,410,264
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2026	1,900,000		2,291,799
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2027	1,800,000		2,216,610
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2028	2,870,000		3,593,211
				41,481,386
Texas - 7.9%
Arlington, Special Tax Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/2034	4,180,000		4,810,637
Bexar County, Revenue Bonds, Refunding (Tax Exempt Venue Project)	5.00	8/15/2027	1,110,000		1,308,424
Central Texas Regional Mobility Authority, BAN, Ser. F	5.00	1/1/2025	3,500,000		3,987,900
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.00	8/15/2023	845,000		889,785
Dallas, GO, Refunding	5.00	2/15/2028	5,000,000		6,140,150
Dallas, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	2/15/2032	8,125,000		9,755,362
Danbury Higher Education Authority, Revenue Bonds, Ser. A	4.75	8/15/2034	1,000,000		1,033,150
El Paso Water & Sewer, Revenue Bonds, Refunding, Ser. B	5.00	3/1/2030	1,125,000		1,473,863
Grand Parkway Transportation Corp., BAN	5.00	2/1/2023	12,500,000		13,487,625
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds (Memorial Hermann Health System Obligated Group)	5.00	12/1/2026	4,655,000		5,717,736
Houston, GO, Refunding, Ser. A	5.00	3/1/2029	5,000,000		6,157,050
Houston Airport System, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2035	1,145,000		1,311,827
Houston Airport System, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2036	2,000,000		2,282,360
Houston Airport System, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2033	1,225,000		1,538,821
Houston Community College System, GO	5.00	2/15/2023	8,200,000	[a]	8,966,700
Houston Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	4.00	2/15/2028	5,000,000		5,496,700
Houston Texas Combined Utility System, Revenue Bonds, Refunding, Ser. B	4.50	11/15/2038	16,540,000		19,319,712
Houston Texas Combined Utility System, Revenue Bonds, Refunding, Ser. B	5.25	11/15/2033	5,000,000		6,168,400
Houston Texas Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2027	1,720,000		2,033,384

26

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.8% (continued)
Texas - 7.9% (continued)
Houston Texas Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2028	1,350,000	1,617,773
Houston Texas Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2026	1,750,000	2,035,285
North Texas Tollway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	1/1/2034	5,015,000	5,653,209
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	4.00	1/1/2035	10,000,000	11,658,400
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2030	8,650,000	10,218,937
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2031	11,415,000	13,176,220
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2030	3,000,000	3,471,480
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2040	5,000,000	5,366,450
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2030	1,750,000	2,067,415
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2031	1,875,000	2,207,662
Pearland Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2031	5,000,000	5,998,500
Southwest Higher Education Authority, Revenue Bonds, Refunding (Southern Methodist University)	5.00	10/1/2029	5,000,000	5,978,250
Southwest Higher Education Authority, Revenue Bonds, Refunding (Southern Methodist University)	5.00	10/1/2028	4,500,000	5,413,860
Texas, GO, Refunding	5.00	10/1/2024	4,000,000	4,568,600
Texas, GO, Refunding, Ser. A	5.00	10/1/2027	8,470,000	10,162,645
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2029	1,400,000	1,789,312
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2028	1,250,000	1,575,750
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2026	1,150,000	1,398,492
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2027	1,785,000	2,214,417
Texas Municipal Power Agency, Revenue Bonds, Refunding	5.00	9/1/2047	2,500,000	2,508,250
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2035	1,330,000	1,540,685
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2035	1,250,000	1,445,038
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2033	1,215,000	1,414,612
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2033	2,750,000	3,212,055
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2034	1,500,000	1,740,870
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2034	1,500,000	1,743,405
University of Houston, Revenue Bonds, Refunding, Ser. A	5.00	2/15/2033	5,000,000	5,872,000
				217,929,158
U.S. Related - .3%
Antonio B Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.50	10/1/2033	1,000,000	1,094,100
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2029	2,000,000	2,311,240
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2028	2,000,000	2,323,740
Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Ser. ZZ	5.25	7/1/2028	2,500,000	[e] 2,100,000
				7,829,080

27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.8% (continued)
Utah - .3%
Salt Lake City Airport, Revenue Bonds, Ser. A	5.00	7/1/2031	2,400,000		2,879,376
Salt Lake City Airport, Revenue Bonds, Ser. A	5.00	7/1/2030	2,000,000		2,408,620
Salt Lake City Airport, Revenue Bonds, Ser. A	5.00	7/1/2029	2,500,000		3,028,825
				8,316,821
Vermont - .5%
University of Vermont & State Agricultural College, Revenue Bonds, Refunding	5.00	10/1/2040	740,000		843,829
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Refunding (University of Vermont Medical Center Obligated Group) Ser. A	5.00	12/1/2032	10,000,000		11,718,200
				12,562,029
Virginia - .4%
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes)	5.00	7/1/2034	9,500,000		9,815,020
Washington - 2.7%
Energy Northwest, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	5,745,000		7,192,740
King County School District No. 411, GO, Refunding (Insured; School Board Guaranty)	4.50	12/1/2027	6,650,000		7,079,523
Port of Seattle, Revenue Bonds, Refunding, Ser. B	5.00	3/1/2028	1,750,000		1,992,567
Port of Seattle, Revenue Bonds, Ser. A	5.00	4/1/2030	2,840,000		3,240,610
Port of Seattle, Revenue Bonds, Ser. A	5.00	4/1/2029	1,000,000		1,139,160
University of Washington, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2032	1,000,000		1,314,460
University of Washington, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2031	1,250,000		1,651,850
University of Washington, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2030	1,000,000		1,328,320
Washington, GO, Refunding, Ser. B	5.00	7/1/2032	5,000,000		5,954,200
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2028	1,250,000		1,605,138
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2030	1,300,000		1,731,249
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2029	1,000,000		1,307,900
Washington, Revenue Bonds, Ser. C	5.00	9/1/2022	5,000,000		5,354,700
Washington, Revenue Bonds, Ser. C	5.00	9/1/2023	5,000,000		5,576,350
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. B	5.00	10/1/2032	2,500,000		3,091,425
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. B	5.00	10/1/2021	5,550,000		5,703,180
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	3.00	12/1/2034	435,000	[f]	455,876
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	3.00	12/1/2035	445,000	[f]	464,927
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2030	265,000	[f]	340,716
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2029	250,000	[f]	317,485
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2028	350,000	[f]	437,717
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2033	250,000	[f]	315,278
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2032	250,000	[f]	316,493
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2031	300,000	[f]	382,632
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2026	300,000	[f]	363,192
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	3/1/2038	4,500,000		5,085,855
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2027	475,000	[f]	585,385

28

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.8% (continued)
Washington - 2.7% (continued)
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2025	1,700,000	1,977,627
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2026	2,000,000	2,384,740
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2027	2,175,000	2,647,475
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2027	500,000	603,310
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2031	790,000	993,504
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2029	500,000	623,770
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2032	500,000	625,505
				74,184,859
Wisconsin - .3%
Wisconsin, GO, Refunding, Ser. 1	5.00	5/1/2031	3,000,000	3,983,190
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Medical College of Wisconsin) (LOC; U.S. Bank NA) Ser. B	0.01	12/1/2033	400,000	[d] 400,000
WPPI Energy, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2030	1,000,000	1,132,860
WPPI Energy, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2031	1,000,000	1,138,870
WPPI Energy, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2033	2,000,000	2,274,900
				8,929,820
Total Investments (cost $2,662,390,840)			101.8%	2,803,632,613
Liabilities, Less Cash and Receivables			(1.8%)	(49,978,774)
Net Assets			100.0%	2,753,653,839

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Security issued with a zero coupon. Income is recognized through the accretion of discount.

c Variable rate security—rate shown is the interest rate in effect at period end.

d The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

e Non-income producing—security in default.

f Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2021, these securities were valued at $30,368,466 or 1.1% of net assets.

29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
General Obligation	19.8
General	19.8
Transportation	15.5
Education	9.8
Water	6.9
Medical	6.4
School District	5.0
Airport	4.7
Prerefunded	2.9
Tobacco Settlement	2.9
Development	2.8
Single Family Housing	2.2
Power	1.1
Utilities	.6
Multifamily Housing	.6
Facilities	.4
Special Tax	.2
Nursing Homes	.1
Pollution	.1
101.8

† Based on net assets.

See notes to financial statements.

30

BNY Mellon National Short-Term Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.8%
Alabama - 2.0%
Black Belt Energy Gas District, Revenue Bonds (Project No. 4) Ser. A1	4.00	12/1/2025	5,000,000		5,683,550
Black Belt Energy Gas District, Revenue Bonds, Ser. A	4.00	6/1/2021	5,000,000		5,038,000
Black Belt Energy Gas District, Revenue Bonds, Ser. A	4.00	7/1/2022	9,125,000		9,522,485
				20,244,035
Arizona - 2.8%
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2024	870,000		971,259
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2023	800,000		871,368
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2022	500,000		528,445
Chandler Industrial Development Authority, Revenue Bonds (Intel Corp.)	5.00	6/3/2024	7,000,000		7,964,110
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Honorhealth Obligated Group) Ser. A	5.00	9/1/2021	725,000		741,624
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Refunding	5.00	1/1/2024	6,000,000		6,634,200
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Refunding	5.00	1/1/2023	6,000,000		6,370,860
The Yavapai County Industrial Development Authority, Revenue Bonds (Waste Management Project) Ser. A2	2.20	6/3/2024	3,350,000		3,520,180
				27,602,046
Arkansas - .2%
Arkansas Development Finance Authority, Revenue Bonds (Arkansas Division of Emergency Management Project)	4.00	6/1/2029	1,000,000		1,184,110
Arkansas Development Finance Authority, Revenue Bonds (Arkansas Division of Emergency Management Project)	5.00	6/1/2027	1,000,000		1,249,100
				2,433,210
California - 4.2%
Bay Area Toll Authority, Revenue Bonds, Refunding, Ser. B	2.25	4/1/2022	7,500,000		7,589,625
California, GO (LOC; Bank of Montreal) Ser. A3	0.02	5/1/2033	3,600,000	[a]	3,600,000
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2022	350,000		365,845
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2024	380,000		433,987
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2025	400,000		471,664
California Health Facilities Financing Authority, Revenue Bonds, Ser. D	5.00	11/1/2022	1,100,000		1,187,659
California Infrastructure & Economic Development Bank, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. B	4.00	11/1/2025	1,025,000		1,178,832
California Infrastructure & Economic Development Bank, Revenue Bonds, Refunding (The J Paul Getty Trust) Ser. A, 1 Month LIBOR x.7 +.33%	0.41	4/1/2022	5,000,000	[b]	5,005,150
California Infrastructure & Economic Development Bank, Revenue Bonds, Ser. A	0.45	7/1/2021	5,000,000	[c]	5,000,500
California Pollution Control Financing Authority, Revenue Bonds, Refunding (American Water Capital Project)	0.60	9/1/2023	1,000,000		997,540
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2026	5,000,000		5,874,450
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2024	4,350,000		4,788,523
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2023	2,460,000		2,603,935

31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.8% (continued)
California - 4.2% (continued)
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2023	260,000	280,116
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2022	250,000	261,120
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2021	240,000	242,131
San Diego County Regional Airport Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	1,000,000	1,178,020
Western Placer Unified School District, BAN	2.00	6/1/2025	1,000,000	1,032,570
				42,091,667
Colorado - 2.9%
Colorado Housing & Finance Authority, Revenue Bonds (Multi-Family Project) Ser. B2	1.35	2/1/2022	5,000,000	5,019,200
Colorado Housing & Finance Authority, Revenue Bonds, Refunding (Insured; Government National Mortgage Association Collateral) Ser. K	3.88	5/1/2050	2,925,000	3,248,271
Colorado Housing & Finance Authority, Revenue Bonds, Ser. B	3.75	5/1/2050	2,135,000	2,351,126
Colorado Housing and Finance Authority, Revenue Bonds, Refunding (Insured; Government National Mortgage Association) Ser. B	3.00	5/1/2051	2,750,000	2,994,447
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2022	6,500,000	7,016,165
University of Colorado, Revenue Bonds, Refunding (Green Bond) Ser. C	2.00	10/15/2024	7,500,000	7,893,000
				28,522,209
Connecticut - 2.7%
Connecticut, GO, Ser. C	4.00	6/1/2023	400,000	432,824
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group) Ser. L1	4.00	7/1/2022	500,000	522,200
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group) Ser. L1	4.00	7/1/2023	550,000	592,356
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group) Ser. L1	4.00	7/1/2024	650,000	718,764
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group) Ser. L1	4.00	7/1/2025	600,000	678,516
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Yale University) Ser. A2	5.00	7/1/2022	11,960,000	12,737,400
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Yale University) Ser. C2	5.00	2/1/2023	5,000,000	5,451,150
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. A1	4.00	11/15/2045	4,345,000	4,780,282
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. E-E3	1.63	11/15/2022	1,185,000	1,186,055
				27,099,547
District of Columbia - .7%
District of Columbia Water & Sewer Authority, Revenue Bonds, Ser. C	1.75	10/1/2024	7,000,000	7,272,440
Florida - 2.2%
Alachua County Health Facilities Authority, Revenue Bonds, Refunding (Shands Teaching Hospital & Clinics Obligated Group)	4.00	12/1/2023	1,100,000	1,198,362

32

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.8% (continued)
Florida - 2.2% (continued)
Alachua County Health Facilities Authority, Revenue Bonds, Refunding (Shands Teaching Hospital & Clinics Obligated Group)	5.00	12/1/2024	1,900,000	2,189,218
Broward County Airport System, Revenue Bonds, Ser. A	5.00	10/1/2024	1,250,000	1,437,288
Broward County Airport System, Revenue Bonds, Ser. A	5.00	10/1/2023	1,250,000	1,391,350
Broward County Airport System, Revenue Bonds, Ser. A	5.00	10/1/2022	1,250,000	1,339,475
Florida Housing Finance Corp., Revenue Bonds (Parrish Oaks) Ser. A	1.25	2/1/2022	1,500,000	1,514,790
Hillsborough County Industrial Development Authority, Revenue Bonds, Refunding (BayCare Health System Obligated Group) (LOC; TD Bank NA) Ser. D	0.02	11/15/2042	100,000	[a] 100,000
Lake County School Board, COP, Refunding, Ser. B	5.00	6/1/2027	1,620,000	1,708,436
Orange County Health Facilities Authority, Revenue Bonds, Refunding (Orlando Health Obligated Group)	5.00	10/1/2021	3,890,000	3,995,263
Palm Beach County Airport System, Revenue Bonds, Refunding	5.00	10/1/2022	710,000	761,404
Palm Beach County School District, COP, Refunding, Ser. A	5.00	8/1/2022	1,875,000	2,002,556
State Board of Administration Finance Corp., Revenue Bonds, Ser. A	1.26	7/1/2025	4,600,000	4,671,162
				22,309,304
Georgia - 2.7%
Atlanta Department of Aviation, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2024	1,400,000	1,601,894
Atlanta Department of Aviation, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2024	1,000,000	1,124,610
Atlanta Department of Aviation, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2023	1,500,000	1,625,130
Fayette County Hospital Authority, Revenue Bonds, Refunding (Piedmont Healthcare Obligated Group)	5.00	7/1/2024	2,000,000	2,248,020
Georgia Housing & Finance Authority, Revenue Bonds, Refunding, Ser. A2	3.75	12/1/2023	1,765,000	1,884,402
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2022	1,000,000	1,055,560
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2021	700,000	706,734
Main Street Natural Gas, Revenue Bonds, Ser. B	4.00	12/2/2024	2,600,000	2,895,854
The Burke County Development Authority, Revenue Bonds (Georgia Power Company Plant Vogtle Project)	2.25	5/25/2023	8,000,000	8,299,280
The Burke County Development Authority, Revenue Bonds (Georgia Power Company Plant Vogtle Project)	2.25	5/25/2023	5,000,000	5,187,050
				26,628,534
Hawaii - 1.1%
Honolulu City & County, GO (Honolulu Rail Transit Project) Ser. E	5.00	9/1/2023	5,000,000	5,512,650
Honolulu City & County, GO (Honolulu Rail Transit Project) Ser. E	5.00	9/1/2023	5,000,000	5,512,650
				11,025,300
Illinois - 6.4%
Chicago II, GO, Refunding, Ser. A	3.00	1/1/2023	730,000	754,258
Chicago II, GO, Refunding, Ser. A	3.00	1/1/2024	850,000	886,780
Chicago II, GO, Refunding, Ser. A	3.00	1/1/2022	710,000	722,070
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2025	5,000,000	5,645,000
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2024	500,000	549,930
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2023	500,000	534,670
Chicago O'Hare International Airport, Revenue Bonds, Refunding (Passenger Facility Charge) Ser. B	5.00	1/1/2025	3,440,000	3,571,958
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2022	3,000,000	[d] 3,116,340
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2026	1,000,000	1,078,810
Illinois, GO	5.00	6/1/2024	5,000,000	5,553,750

33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.8% (continued)
Illinois - 6.4% (continued)
Illinois, GO, Ser. D	5.00	11/1/2021	5,000,000	5,133,950
Illinois Finance Authority, Revenue Bonds (Northwestern Memorial Healthcare Obligated Group) Ser. B	5.00	12/15/2022	10,680,000	11,541,983
Illinois Finance Authority, Revenue Bonds, Refunding (Advocate Health Care Network Obligated Group)	5.00	8/1/2024	10,000,000	[d] 11,554,400
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. B1	5.00	11/15/2024	2,750,000	3,125,512
Illinois Housing Development Authority, Revenue Bonds (Century Woods) (Insured; Government National Mortgage Association Collateral)	1.90	10/1/2021	5,000,000	5,048,700
Railsplitter Tobacco Settlement Authority, Revenue Bonds	5.00	6/1/2022	5,000,000	5,280,700
				64,098,811
Indiana - 1.0%
Indiana Finance Authority, Revenue Bonds, Refunding (Duke Energy Indiana Project) (LOC; Sumitomo Mitsui Banking) Ser. A4	0.02	12/1/2039	600,000	[a] 600,000
Indiana Finance Authority, Revenue Bonds, Refunding, Ser. B	0.95	4/1/2026	3,300,000	3,239,742
Whiting, Revenue Bonds (BP Products North America)	5.00	11/1/2022	6,000,000	6,449,940
				10,289,682
Iowa - .2%
Iowa Higher Education Loan Authority, Revenue Bonds (Des Moines University Project)	5.00	10/1/2025	570,000	672,298
Iowa Higher Education Loan Authority, Revenue Bonds (Des Moines University Project)	5.00	10/1/2024	540,000	620,492
Iowa Higher Education Loan Authority, Revenue Bonds (Des Moines University Project)	5.00	10/1/2023	515,000	573,097
				1,865,887
Kansas - .5%
Johnson County Unified School District No. 512, GO, Refunding, Ser. A	2.25	10/1/2023	3,790,000	3,795,533
Lenexa, GO, Ser. B	1.63	9/1/2021	1,000,000	1,000,730
				4,796,263
Kentucky - 3.8%
Carroll County, Revenue Bonds, Refunding (Kentucky Utilities Co.)	1.20	6/1/2021	6,000,000	6,012,720
Kentucky Property & Building Commission, Revenue Bonds (Project No. 122) Ser. A	5.00	11/1/2023	1,250,000	1,394,488
Kentucky Property & Building Commission, Revenue Bonds, Refunding, Ser. C	5.00	11/1/2021	10,000,000	10,313,500
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	6/1/2026	1,000,000	1,144,730
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	1,500,000	1,660,515
Louisville & Jefferson County Metropolitan Government, Revenue Bonds, Refunding (Louisville Gas & Electric Co.)	1.85	4/1/2021	13,500,000	13,516,875
Louisville & Jefferson County Metropolitan Government, Revenue Bonds, Refunding (Louisville Gas & Electric Co.)	2.55	5/3/2021	1,500,000	1,505,610
Owen County, Revenue Bonds, Refunding (Kentucky-American Water Obligated Group) Ser. 2020	0.70	9/1/2023	2,500,000	2,490,800
				38,039,238
Louisiana - .8%
Louisiana Gasoline & Fuels, Revenue Bonds, Refunding, Ser. A	0.60	5/1/2023	4,000,000	3,995,080
Metropolitan Council of Baton Rouge and Parish of East Baton Rouge, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/2023	1,100,000	1,217,777
Metropolitan Council of Baton Rouge and Parish of East Baton Rouge, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/2025	1,100,000	1,298,572

34

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.8% (continued)
Louisiana - .8% (continued)
Metropolitan Council of Baton Rouge and Parish of East Baton Rouge, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/2024	1,000,000	1,144,820
				7,656,249
Maine - 1.1%
Maine Housing Authority, Revenue Bonds, Ser. C	4.00	11/15/2050	2,830,000	3,130,942
Maine Housing Authority, Revenue Bonds, Ser. F	4.25	11/15/2048	3,435,000	3,791,313
Maine State Housing Authority, Revenue Bonds, Refunding, Ser. E-1	3.60	11/15/2026	3,315,000	3,610,930
				10,533,185
Maryland - 1.8%
Harford County, GO, Refunding, Ser. B	5.00	7/1/2023	6,125,000	6,801,996
Maryland, GO, Refunding, Ser. B	5.00	8/1/2022	10,000,000	10,684,700
				17,486,696
Massachusetts - 3.4%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System) Ser. S5, 1 Month MUNIPSA +.42%	0.45	1/27/2022	5,500,000	[b] 5,504,125
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2022	550,000	582,472
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2021	575,000	583,493
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Trustees of Boston University) (LOC; TD Bank NA) Ser. U-6E-R	0.02	10/1/2042	3,100,000	[a] 3,100,000
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2023	300,000	332,943
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2024	720,000	825,394
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2021	250,000	256,618
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2022	275,000	294,685
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding	5.00	7/1/2022	3,000,000	3,186,450
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2021	1,000,000	1,012,250
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2022	2,000,000	2,124,300
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2021	1,150,000	1,167,883
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (University of Massachusetts) Ser. A	1.85	4/1/2022	5,000,000	5,088,450
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2023	350,000	385,921
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2022	500,000	530,145
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2024	500,000	570,320
Massachusetts Transportation Trust Fund Metropolitan Highway System, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2023	5,000,000	5,423,850
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding	3.90	8/1/2023	2,600,000	[e] 2,692,430
				33,661,729

35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.8% (continued)
Michigan - 1.2%
Central Michigan University, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. A	0.03	10/1/2032	660,000	[a] 660,000
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2021	500,000	507,860
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/2021	1,000,000	1,015,720
Michigan Housing Development Authority, Revenue Bonds, Ser. A1	1.50	10/1/2022	1,000,000	1,000,780
Michigan Strategic Fund, Revenue Bonds (Consumers Energy Co.)	1.80	10/1/2024	6,650,000	6,816,117
Michigan Strategic Fund, Revenue Bonds, Refunding, Ser. CC	1.45	9/1/2021	1,000,000	1,005,710
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2026	450,000	537,638
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2024	570,000	645,782
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2023	225,000	246,704
				12,436,311
Minnesota - 1.5%
Minneapolis-St. Paul Metropolitan Airports Commission, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2023	6,340,000	6,856,773
Minnesota Housing Finance Agency, Revenue Bonds (Insured; GNMA/FNMA/FHLMC) Ser. B	3.50	7/1/2050	1,440,000	1,583,539
Rochester, Revenue Bonds, Refunding (Mayo Clinic) Ser. C	4.50	11/15/2021	5,110,000	5,260,132
Rochester Independent School District No. 535, COP, Ser. B	5.00	2/1/2022	1,560,000	1,627,595
				15,328,039
Missouri - 1.2%
Kansas City Industrial Development Authority, Revenue Bonds	5.00	3/1/2025	1,250,000	1,456,950
Kansas City Industrial Development Authority, Revenue Bonds	5.00	3/1/2025	1,740,000	2,013,180
Missouri Board of Public Buildings, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2026	2,000,000	2,106,280
Missouri Development Finance Board, Revenue Bonds, Refunding (The Nelson Gallery Foundation) Ser. A	3.00	12/1/2022	3,540,000	3,701,353
Missouri Housing Development Commission, Revenue Bonds (Insured; GNMA/FNMA/FHLMC) Ser. A	3.50	11/1/2050	2,400,000	2,639,088
				11,916,851
Montana - .2%
Montana Board of Investments, Revenue Bonds, Refunding	0.15	3/1/2028	2,000,000	[a] 2,000,000
Nebraska - 1.0%
Nebraska Investment Finance Authority, Revenue Bonds, Refunding (Insured; GNMA/FNMA/FHLMC) Ser. E	3.75	9/1/2049	4,300,000	4,656,728
Nebraska Investment Finance Authority, Revenue Bonds, Ser. A	3.00	9/1/2045	5,000,000	5,460,250
				10,116,978
Nevada - 2.2%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	6/15/2024	1,175,000	1,270,492
Clark County School District, GO, Refunding, Ser. A	5.00	6/15/2022	8,220,000	8,709,994
Las Vegas Valley Water District, GO, Refunding, Ser. C	5.00	6/1/2022	4,000,000	4,048,120
Washoe County, Revenue Bonds, Refunding (Sierra Pacific Power Co.)	2.05	4/15/2022	7,500,000	7,629,600
				21,658,206
New Hampshire - .6%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Waste Management) Ser. A3	2.15	7/1/2024	4,000,000	4,186,600

36

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.8% (continued)
New Hampshire - .6% (continued)
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Waste Management) Ser. A4	2.15	7/1/2024	2,000,000		2,093,300
				6,279,900
New Jersey - 5.8%
New Jersey, GO, Ser. A	4.00	6/1/2023	5,000,000		5,393,850
New Jersey, GO, Ser. A	5.00	6/1/2024	6,000,000		6,846,060
New Jersey Economic Development Authority, Revenue Bonds (Cigarette Tax) Refunding	5.00	6/15/2023	1,500,000		1,576,935
New Jersey Economic Development Authority, Revenue Bonds, Refunding (American Water Co.) Ser. B	1.20	6/1/2023	2,500,000		2,529,400
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. N1	5.50	9/1/2025	1,250,000		1,509,513
New Jersey Economic Development Authority, Revenue Bonds, Refunding (New Jersey-American Water Co.) Ser. E	0.85	12/1/2025	3,100,000		3,044,386
New Jersey Economic Development Authority, Revenue Bonds, Refunding (School Facilities Construction) Ser. GGG	5.25	9/1/2024	10,000,000	[c]	11,488,800
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2023	220,000		241,538
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2022	200,000		211,870
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2025	400,000		465,804
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2024	300,000		340,116
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2024	1,750,000		2,018,047
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2022	10,000,000		10,598,800
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.25	12/15/2021	10,000,000		10,387,500
The Bergen County Improvement Authority, Revenue Bonds, Refunding (Insured; County Guaranteed) Ser. A	3.00	8/15/2022	1,000,000		1,038,140
				57,690,759
New Mexico - 1.2%
New Mexico Finance Authority, Revenue Bonds, Ser. C	5.00	6/1/2022	4,200,000		4,250,232
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/1/2021	1,210,000		1,240,153
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2025	5,500,000		6,422,790
				11,913,175
New York - 13.9%
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/15/2023	1,225,000		1,362,090
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/15/2022	875,000		943,941
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/15/2021	840,000		869,408
Long Island Power Authority, Revenue Bonds, Ser. B	1.65	9/1/2024	7,000,000		7,242,340
Metropolitan Transportation Authority, BAN, Ser. A	5.00	3/1/2022	10,000,000		10,463,500
Metropolitan Transportation Authority, BAN, Ser. A1	5.00	2/1/2023	10,000,000		10,776,400
Metropolitan Transportation Authority, BAN, Ser. D1	5.00	9/1/2022	10,000,000		10,620,700
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	2,200,000		2,461,514
New York City, GO (LOC; Mizuho Bank) Ser. A3	0.04	10/1/2040	1,350,000	[a]	1,350,000
New York City, GO (LOC; Mizuho Bank) Ser. G6	0.01	4/1/2042	5,800,000	[a]	5,800,000
New York City, GO, Refunding (LOC; TD Bank NA) Ser. I4	0.03	4/1/2036	4,200,000	[a]	4,200,000
New York City, GO, Refunding, Ser. D	1.22	8/1/2026	3,920,000		3,930,466
New York City, GO, Ser. D3	5.00	2/1/2024	5,000,000		5,483,400

37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.8% (continued)
New York - 13.9% (continued)
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.00	7/1/2023	4,100,000		4,522,792
New York City Housing Development Corp., Revenue Bonds, Ser. C2	1.70	7/1/2021	4,280,000		4,287,832
New York City Housing Development Corp., Revenue Bonds, Ser. D2	0.70	11/1/2024	2,000,000		2,004,900
New York City Industrial Development Agency, Revenue Bonds (Yankee Stadium Project) (Insured; National Public Finance Guarantee Corp.)	2.02	3/1/2023	2,000,000	[e]	2,043,720
New York City Transitional Finance Authority, Revenue Bonds, Ser. B4	0.02	8/1/2042	5,500,000	[a]	5,500,000
New York City Water & Sewer System, Revenue Bonds, Refunding (SPA; Landesbank Hessen-Thuringen Girozentrale) Ser. BB2	0.03	6/15/2039	2,300,000	[a]	2,300,000
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. B2	0.02	6/15/2045	790,000	[a]	790,000
New York State Dormitory Authority, Revenue Bonds, Refunding (Rochester Institute of Technology) Ser. 2020A	5.00	7/1/2023	1,000,000		1,105,090
New York State Dormitory Authority, Revenue Bonds, Refunding (Rochester Institute of Technology) Ser. 2020A	5.00	7/1/2021	1,000,000		1,015,410
New York State Housing Finance Agency, Revenue Bonds (Green Bond) (Insured; SONYMA/GNMA/FNMA/FHLMC) Ser. K	1.50	5/1/2021	5,000,000		5,010,500
New York State Housing Finance Agency, Revenue Bonds (Green Bond) Ser. I	2.55	11/1/2022	2,000,000		2,073,980
New York State Housing Finance Agency, Revenue Bonds (Green Bond) Ser. I	2.65	5/1/2023	2,000,000		2,099,860
New York State Housing Finance Agency, Revenue Bonds (Insured; SONYMA) Ser. M-2	0.75	11/1/2025	5,000,000		5,002,800
New York State Housing Finance Agency, Revenue Bonds (Insured; SONYMA/FNMA/FHLMC) Ser. N	1.50	11/1/2023	1,000,000		1,005,470
New York State Housing Finance Agency, Revenue Bonds (Insured; SONYMA/FNMA/FHLMC) Ser. O	1.45	5/1/2023	1,500,000		1,502,700
New York State Housing Finance Agency, Revenue Bonds, Ser. E	0.85	11/1/2024	1,250,000		1,252,875
New York State Housing Finance Agency, Revenue Bonds, Ser. E	0.95	5/1/2025	1,000,000		1,000,700
New York State Housing Finance Agency, Revenue Bonds, Ser. J	2.50	5/1/2022	1,500,000		1,501,575
New York State Housing Finance Agency, Revenue Bonds, Ser. P	1.60	11/1/2024	5,000,000		5,040,900
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 186	3.95	4/1/2025	4,880,000		5,200,274
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 191	3.00	10/1/2024	1,000,000		1,060,800
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal)	5.00	12/1/2023	1,000,000		1,116,580
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2024	1,000,000		1,139,500
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2023	1,300,000		1,436,539
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/2027	1,425,000		1,581,494
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/2026	1,625,000		1,811,193
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226	5.00	10/15/2024	3,750,000		4,287,562
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226	5.00	10/15/2023	2,710,000		2,987,667

38

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.8% (continued)
New York - 13.9% (continued)
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226	5.00	10/15/2022	2,875,000	3,033,844
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (LOC; State Street B&T) Ser. C	0.01	1/1/2032	500,000	[a] 500,000
				138,720,316
North Carolina - .1%
North Carolina Eastern Municipal Power Agency, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. B	6.00	1/1/2022	1,250,000	1,310,675
Ohio - 2.3%
Allen County Hospital Facilities, Revenue Bonds (Mercy Health) Ser. B	5.00	5/5/2022	3,000,000	3,159,390
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B1	1.85	6/1/2029	2,360,000	2,310,818
Miami University, Revenue Bonds, Refunding	5.00	9/1/2022	1,590,000	1,627,906
Ohio, Revenue Bonds, Refunding (University Hospitals Health System Obligated Group) (LOC; PNC Bank NA) Ser. A	0.02	1/15/2046	330,000	[a] 330,000
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (Cleveland Clinic Health System Obligated Group)	5.00	1/1/2025	5,000,000	5,188,200
Ohio Housing Finance Agency, Revenue Bonds (Insured; GNMA/FNMA/FHLMC) Ser. B	3.25	3/1/2050	2,000,000	2,195,300
Ohio Housing Finance Agency, Revenue Bonds (Neilan Park Apartments)	1.75	6/1/2021	3,150,000	3,162,001
Ohio Housing Finance Agency, Revenue Bonds (RAD East Project)	2.45	5/1/2021	5,020,000	5,038,574
				23,012,189
Oklahoma - 2.4%
The University of Oklahoma, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2023	1,860,000	2,057,774
The University of Oklahoma, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2024	1,955,000	2,241,114
The University of Oklahoma, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2025	1,815,000	2,147,472
Tulsa, GO	5.00	3/1/2023	5,000,000	5,474,950
Tulsa County Independent School District No. 1, GO, Ser. B	2.00	8/1/2024	5,000,000	5,260,600
Tulsa County Independent School District No. 1, GO, Ser. B	2.00	8/1/2025	6,150,000	6,522,690
				23,704,600
Oregon - 1.2%
Gilliam County, Revenue Bonds (Waste Management) Ser. A	2.40	5/2/2022	2,375,000	2,429,102
Gilliam County, Revenue Bonds (Waste Management) Ser. A	2.40	5/2/2022	2,500,000	2,508,225
Oregon Housing & Community Services Department, Revenue Bonds, Ser. C	3.00	1/1/2052	2,295,000	2,500,632
Oregon Housing & Community Services Department, Revenue Bonds, Ser. D	4.75	1/1/2050	3,640,000	4,068,282
				11,506,241
Pennsylvania - 3.8%
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (University of Pittsburgh Medical Center Obligated Group) Ser. A	5.00	7/15/2022	1,500,000	1,597,335
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2022	3,000,000	3,169,200
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2022	1,000,000	1,051,110
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (AICUP Financing Program Gwynedd Mercy University Project)	4.00	5/1/2022	985,000	1,001,706
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Gwynedd Mercy University Project)	3.00	5/1/2021	1,080,000	1,082,851
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	5.00	9/1/2023	500,000	554,325

39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.8% (continued)
Pennsylvania - 3.8% (continued)
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	5.00	9/1/2022	600,000		641,160
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project)	1.75	8/1/2024	5,000,000		5,176,750
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project)	2.15	7/1/2024	4,500,000		4,726,575
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project) Ser. A	0.70	8/2/2021	1,250,000		1,252,500
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Shippensburg University of Pennsylvania)	6.00	10/1/2021	2,000,000	[d]	2,067,380
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	4.00	11/1/2024	500,000		554,555
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	4.00	11/1/2022	225,000		237,800
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	4.00	11/1/2021	200,000		204,592
Pittsburgh Water & Sewer Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C, 1 Month MUNIPSA +.65%	0.68	12/1/2023	3,000,000	[b]	3,007,470
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2023	1,100,000		1,216,622
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. 2020	5.00	9/1/2021	5,000,000		5,114,650
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. F	5.00	9/1/2023	5,000,000		5,530,100
				38,186,681
Rhode Island - .8%
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds	3.00	10/1/2050	2,000,000		2,175,160
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds	3.50	10/1/2050	2,600,000		2,869,672
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds	0.45	10/1/2023	3,250,000		3,247,627
				8,292,459
South Carolina - 1.1%
Patriots Energy Group Financing Agency, Revenue Bonds, Ser. A	4.00	2/1/2024	5,000,000		5,458,750
Renewable Water Resources, Revenue Bonds, Refunding	5.00	1/1/2022	1,865,000	[d]	1,940,532
South Carolina Housing Finance & Development Authority, Revenue Bonds, Ser. B	3.25	1/1/2052	3,250,000		3,569,995
				10,969,277
Texas - 14.6%
Alvin Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	1.25	8/15/2022	1,000,000		1,015,810
Amarillo Drainage Utility , Revenue Bonds	5.00	8/15/2026	420,000		515,172
Amarillo Drainage Utility , Revenue Bonds	5.00	8/15/2025	375,000		447,195
Amarillo Drainage Utility , Revenue Bonds	5.00	8/15/2024	370,000		427,550
Austin Affordable Public Facility Corp., Revenue Bonds (Bridge at Turtle Creek)	0.42	12/1/2023	2,850,000		2,853,562
Austin Airport System, Revenue Bonds, Refunding	5.00	11/15/2021	2,500,000		2,581,150
Austin Airport System, Revenue Bonds, Ser. B	5.00	11/15/2024	600,000		693,726
Central Texas Regional Mobility Authority, BAN	4.00	1/1/2022	4,000,000		4,041,600
Dallas Fort Worth International Airport, Revenue Bonds, Refunding	5.00	11/1/2025	2,500,000		2,990,925
Dallas Fort Worth International Airport, Revenue Bonds, Refunding	5.00	11/1/2026	2,400,000		2,947,176
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. A	5.00	11/1/2023	1,000,000		1,121,540

40

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.8% (continued)
Texas - 14.6% (continued)
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. A	5.00	11/1/2024	2,000,000		2,321,440
Dallas Housing Finance Corp., Revenue Bonds	1.25	7/1/2023	2,000,000		2,040,600
Deer Park Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	0.28	10/1/2021	1,000,000		1,000,810
Denton Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	2.00	8/1/2023	5,000,000		5,195,650
Fort Bend Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. A	1.95	8/1/2022	845,000		866,353
Georgetown Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	2.75	8/1/2022	5,000,000		5,182,800
Georgetown Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.00	8/1/2023	5,000,000		5,190,750
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	1.59	10/1/2022	2,625,000		2,672,539
Harris County-Houston Sports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	11/15/2022	1,310,000		1,395,936
Houston Combined Utility System, Revenue Bonds, Refunding, Ser. C, 1 Month LIBOR x.7 +.36%	0.44	8/1/2021	5,000,000	[b]	5,000,250
Houston Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. A2	2.25	6/1/2022	3,500,000		3,591,105
Hutto Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. 2015	2.00	8/1/2025	2,000,000		2,110,420
Lewisville Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. A	5.00	8/15/2021	7,700,000		7,870,016
Mansfield Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	2.50	8/1/2021	3,500,000		3,534,160
Matagorda County Navigation District No. 1, Revenue Bonds, Refunding	0.90	9/1/2023	3,750,000		3,750,675
New Caney Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	3.00	8/15/2021	3,000,000		3,038,820
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2025	2,500,000		2,915,550
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2023	2,500,000		2,708,075
Northside Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	2.00	6/1/2021	5,000,000		5,023,000
Pasadena Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	1.50	8/15/2024	4,000,000		4,124,960
Pflugerville Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. A	2.25	8/15/2022	3,450,000		3,554,604
Pflugerville Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.50	8/15/2023	9,725,000		10,212,028
Round Rock Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	1.50	8/1/2021	6,355,000		6,390,715
San Antonio Airport System, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2023	1,230,000		1,355,030
San Antonio Airport System, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2023	1,000,000		1,104,850
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding	1.75	12/1/2025	2,500,000		2,590,250
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding, Ser. 2019	2.75	12/1/2022	2,250,000		2,348,797
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding, Ser. B	2.00	12/1/2021	5,000,000		5,022,250
Sherman Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	2.00	8/1/2048	4,400,000		4,565,704
Sherman Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	2.00	8/1/2023	600,000	[d]	623,778

41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.8% (continued)
Texas - 14.6% (continued)
Texas Department of Housing & Community Affairs, Revenue Bonds (FishPond Living at Corpus Christi)	0.50	6/1/2023	2,000,000	2,003,080
Texas Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. A	3.00	2/15/2024	1,575,000	1,688,794
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2025	875,000	1,038,424
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2024	625,000	723,000
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2022	500,000	540,345
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2023	750,000	841,440
Travis County, GO, Refunding	5.00	3/1/2023	1,100,000	1,153,031
University of Houston, Revenue Bonds, Refunding, Ser. A	5.00	2/15/2022	10,000,000	10,462,600
				145,388,035
U.S. Related - .6%
Antonio B Won International Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2023	825,000	880,300
Antonio B Won International Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2022	1,000,000	1,045,740
Puerto Rico Highways & Transportation Authority, TRAN, Ser. K	5.00	12/31/2049	2,885,000	[f] 1,024,175
Puerto Rico Housing Finance Authority, Revenue Bonds, Refunding (Puerto Rico Public Housing Project)	5.00	12/1/2023	2,500,000	2,793,625
				5,743,840
Utah - .3%
Utah County, Revenue Bonds (IHC Health Services Obligated Group) Ser. B	5.00	8/1/2024	3,000,000	3,457,740
Virginia - 2.6%
Charles City County Economic Development Authority, Revenue Bonds (Waste Management)	2.40	5/2/2022	1,750,000	1,789,865
Fairfax County Industrial Development Authority, Revenue Bonds, Refunding (Inova Health System Obligated Group) Ser. B1	5.00	5/15/2021	3,900,000	3,936,465
Gloucester County Economic Development Authority, Revenue Bonds (Waste Management) Ser. A	2.40	5/2/2022	1,500,000	1,534,170
King George County Economic Development Authority, Revenue Bonds (Waste Management) Ser. A	2.50	6/1/2023	2,000,000	[a] 2,088,340
Peninsula Ports Authority, Revenue Bonds, Refunding (Dominion Terminal Associates Project)	1.70	10/1/2022	4,500,000	4,550,445
Sussex County Industrial Development Authority, Revenue Bonds, Ser. A	2.40	5/2/2022	1,750,000	1,789,865
Virginia Port Authority Commonwealth Port Fund, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	1,090,000	1,286,592
Virginia Port Authority Commonwealth Port Fund, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2024	1,250,000	1,431,150
Westmoreland County Industrial Development Authority, Revenue Bonds	2.00	6/1/2022	7,500,000	7,597,875
				26,004,767
Washington - 2.6%
Port of Seattle, Revenue Bonds, Refunding, Ser. B	5.00	9/1/2025	3,000,000	3,066,660
University of Washington, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2023	1,480,000	1,625,691
University of Washington, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2022	1,500,000	1,578,345
University of Washington, Revenue Bonds, Ser. A	5.00	5/1/2022	7,575,000	7,816,112
Vancouver Housing Authority, Revenue Bonds (Anthem Park & Columbia Housing Project)	2.00	6/1/2023	5,000,000	5,072,300
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2024	1,500,000	1,724,940
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2023	1,500,000	1,660,020
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2022	1,110,000	1,177,188

42

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.8% (continued)
Washington - 2.6% (continued)
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2024	200,000	[c] 230,524
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2025	275,000	[c] 325,168
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2022	250,000	[c] 269,728
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2023	250,000	[c] 279,290
Whatcom County School District No. 502, GO (Insured; School Board Guaranty)	3.00	12/1/2023	1,015,000	1,088,841
				25,914,807
Wisconsin - 1.1%
Howard, NAN	4.00	12/1/2022	5,000,000	5,139,850
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding, Ser. B5	5.00	12/3/2024	5,000,000	5,770,000
				10,909,850
Total Long-Term Municipal Investments (cost $1,015,033,680)			1,026,117,728

Short-Term Municipal Investments - 2.6%
California - .3%
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	3.00	6/1/2021	400,000	402,636
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2022	2,365,000	2,397,566
				2,800,202
Indiana - .4%
Indianapolis Local Public Improvement Bond Bank, Revenue Notes (Fieldhouse Project) Ser. B	1.45	6/1/2021	3,500,000	3,501,365
New Jersey - .7%
Parsippany-Troy Hills, BAN	2.00	11/11/2021	7,000,000	7,088,830
New York - 1.2%
Board of Cooperative Educational Services for the Sole Supervisory District, RAN (Insured; State Aid Withholding)	2.00	6/23/2021	5,000,000	5,027,050
Suffolk County, TAN, Ser. I	2.00	7/22/2021	4,330,000	4,359,790
Suffolk County, TAN, Ser. II	2.00	8/19/2021	3,000,000	3,023,610
				12,410,450
Washington - .0%
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2021	200,000	[c] 206,840
Total Short-Term Municipal Investments (cost $25,969,292)			26,007,687
Total Investments (cost $1,041,002,972)			105.4%	1,052,125,415
Liabilities, Less Cash and Receivables			(5.4%)	(53,495,415)
Net Assets			100.0%	998,630,000

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2021, these securities were valued at $17,800,850 or 1.78% of net assets.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Non-income producing—security in default.

43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
General	15.1
General Obligation	11.6
School District	11.3
Education	10.6
Multifamily Housing	7.4
Medical	7.3
Development	7.2
Transportation	6.5
Single Family Housing	5.9
Airport	5.4
Power	5.4
Water	3.6
Prerefunded	1.9
Utilities	1.7
Pollution	1.4
Tobacco Settlement	1.2
Student Loan	.7
Housing	.5
Bond Bank	.4
Facilities	.2
Special Tax	.1
105.4

† Based on net assets.

See notes to financial statements.

44

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5%
California - 1.1%
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2028	1,800,000		2,219,310
Colorado - .0%
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Children's Hospital Colorado Obligated Group) (LOC; TD Bank NA)	0.01	12/1/2052	100,000	[a]	100,000
District of Columbia - .1%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. D2	0.02	10/1/2039	200,000	[a]	200,000
Illinois - 2.6%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	500,000		603,275
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	500,000		576,195
Chicago II, GO, Ser. 2002B	5.25	1/1/2022	1,285,000		1,330,695
Chicago II, GO, Ser. A	5.00	1/1/2024	500,000		549,930
Illinois, GO	5.25	2/1/2029	2,000,000		2,179,960
				5,240,055
Indiana - .1%
Indiana Finance Authority, Revenue Bonds, Refunding (Duke Energy Indiana Project) (LOC; Sumitomo Mitsui Banking) Ser. A4	0.02	12/1/2039	100,000	[a]	100,000
Kentucky - 1.7%
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	1,000,000		1,107,010
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	2,000,000		2,241,500
				3,348,510
Maryland - .0%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. B	0.03	4/1/2035	100,000	[a]	100,000
Massachusetts - .5%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Trustees of Boston University) (LOC; TD Bank NA) Ser. U-6E-R	0.02	10/1/2042	1,100,000	[a]	1,100,000
Minnesota - .1%
St. Paul Housing & Redevelopment Authority, Revenue Bonds, Refunding (Allina Health Obligated Group) (LOC; JPMorgan Chase Bank NA) Ser. B2	0.01	11/15/2035	100,000	[a]	100,000
Missouri - .3%
The Missouri Health & Educational Facilities Authority, Revenue Bonds (The Washington University) Ser. B	0.03	2/15/2033	135,000	[a]	135,000
The Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (Ranken Technical College) (LOC; Northern Trust Company) Ser. B	0.01	11/1/2031	390,000	[a]	390,000
				525,000
Nebraska - 1.2%
Central Plains Energy Project, Revenue Bonds, Refunding	4.00	8/1/2025	2,000,000		2,268,540
Douglas County Hospital Authority No. 2, Revenue Bonds, Refunding (Children's Hospital Obligated Group) (LOC; U.S. Bank NA) Ser. A	0.02	8/15/2032	100,000	[a]	100,000
				2,368,540
New Jersey - 4.2%
New Jersey, GO, Ser. A	5.00	6/1/2025	800,000		941,864
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. GGG	5.25	9/1/2024	1,425,000	[b]	1,637,154
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. NN	5.00	3/1/2027	2,000,000		2,157,280
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2026	725,000		873,806

45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
New Jersey - 4.2% (continued)
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	625,000		768,056
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	875,000		1,090,128
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	875,000		1,099,858
				8,568,146
New York - 8.0%
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	1,625,000		1,818,164
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2031	1,000,000		1,164,090
New York City, GO (LOC; Mizuho Bank) Ser. G6	0.01	4/1/2042	100,000	[a]	100,000
New York City, GO, Refunding, Ser. F2	3.24	8/1/2027	1,175,000		1,308,962
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.25	7/1/2032	1,350,000		1,479,829
New York City Transitional Finance Authority, Revenue Bonds	5.00	5/1/2033	1,450,000		1,897,383
New York City Water & Sewer System, Revenue Bonds, Refunding (SPA; Landesbank Hessen-Thuringen Girozentrale) Ser. BB1	0.03	6/15/2039	500,000	[a]	500,000
New York Liberty Development Corp., Revenue Bonds, Refunding	2.63	9/15/2069	1,675,000		1,695,200
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,250,000	[b]	2,447,662
New York State Dormitory Authority, Revenue Bonds, Refunding (State of New York Personal Income Tax) Ser. A	4.00	3/15/2037	1,000,000		1,165,830
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	4.00	3/15/2034	1,000,000		1,183,470
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2024	1,350,000		1,489,414
				16,250,004
Pennsylvania - 80.8%
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University)	5.00	3/1/2026	1,000,000		1,200,160
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (Allegheny Health Network Obligated Group) Ser. A	5.00	4/1/2030	1,000,000		1,228,460
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. A	5.00	7/15/2034	690,000		876,148
Allegheny County Port Authority, Revenue Bonds, Refunding	5.00	3/1/2029	2,000,000		2,544,120
Allegheny County Port Authority, Revenue Bonds, Refunding	5.25	3/1/2024	1,000,000		1,000,000
Beaver County Hospital Authority, Revenue Bonds, Refunding (Heritage Valley Health System)	5.00	5/15/2021	1,250,000	[c]	1,262,100
Boyertown Area School District, GO (Insured; State Aid Withholding)	5.00	4/1/2024	1,060,000	[c]	1,207,033
Capital Region Water, Revenue Bonds, Refunding	5.00	7/15/2026	750,000		898,170
Chartiers Valley School District, GO (Insured; State Aid Withholding) Ser. B	5.00	10/15/2040	1,500,000		1,733,175
Chester County, GO	4.00	7/15/2036	500,000		591,995
Chester County, GO	4.00	7/15/2034	500,000		596,530
Chester County Avon Grove School District, GO (Insured; State Aid Withholding) Ser. A	4.00	11/15/2037	1,000,000		1,180,310
Chester County Health & Education Facilities Authority, Revenue Bonds (Main Line Health System Obligated Group) Ser. A	4.00	9/1/2037	910,000		1,073,363
Chester County Health & Education Facilities Authority, Revenue Bonds (Main Line Health System Obligated Group) Ser. A	4.00	9/1/2038	600,000		705,432

46

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.5% (continued)
Pennsylvania - 80.8% (continued)
Chester County Health & Education Facilities Authority, Revenue Bonds (Main Line Health System Obligated Group) Ser. A	4.00	9/1/2039	970,000	1,137,296
Chester County Industrial Development Authority, Revenue Bonds (Longwood Gardens Project)	5.00	12/1/2034	375,000	477,334
Chester County Industrial Development Authority, Revenue Bonds (Longwood Gardens Project)	5.00	12/1/2033	740,000	947,918
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2032	2,500,000	3,076,550
Cumberland County Municipal Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2034	1,000,000	1,261,980
Cumberland County Municipal Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2032	1,000,000	1,271,240
Dallastown Area School District, GO, Refunding (Insured; State Aid Withholding)	5.00	4/15/2031	1,400,000	1,639,204
Dauphin County General Authority, Revenue Bonds, Refunding (Pinnacle Health Systems Project) Ser. A	5.00	6/1/2029	1,000,000	1,196,300
Delaware Valley Regional Finance Authority, Revenue Bonds, Ser. A	2.00	10/1/2029	1,000,000	1,036,140
Derry Township Industrial & Commercial Development Authority, Revenue Bonds, Refunding	4.00	11/15/2027	745,000	872,931
Derry Township Industrial & Commercial Development Authority, Revenue Bonds, Refunding	4.00	11/15/2028	425,000	502,414
Derry Township Industrial & Commercial Development Authority, Revenue Bonds, Refunding	4.00	11/15/2029	355,000	424,072
Downingtown Area School District, GO (Insured; State Aid Withholding) Ser. C	5.00	8/1/2030	1,455,000	1,786,289
Easton Area School District, GO (Insured; State Aid Withholding) Ser. A	5.00	4/1/2029	1,090,000	1,317,134
Erie County, GO, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. A	5.50	9/1/2022	1,640,000	1,766,526
Erie Water Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	2.07	12/1/2026	275,000	285,357
Erie Water Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	2.16	12/1/2027	650,000	673,114
Franklin County, GO, Refunding	4.00	11/1/2032	1,205,000	1,394,209
Garnet Valley School District, GO, Refunding (Insured; State Aid Withholding)	4.00	4/1/2027	1,000,000	1,133,020
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2035	1,100,000	1,403,523
Lancaster County Solid Waste Management Authority, Revenue Bonds (Insured; County Guaranty) Ser. B	5.00	12/15/2033	1,895,000	2,127,725
Lebanon School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/15/2031	1,500,000	1,724,160
Lower Merion Township, GO, Ser. B	4.00	7/15/2033	495,000	549,757
Lower Merion Township, GO, Ser. B	4.00	7/15/2030	440,000	491,643
Lower Merion Township, GO, Ser. B	4.00	7/15/2031	460,000	513,010
Lower Merion Township, GO, Ser. B	4.00	7/15/2029	425,000	475,490
Lower Merion Township, GO, Ser. B	4.00	7/15/2034	515,000	571,058
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (The Hill School Project)	5.00	8/15/2037	500,000	585,920
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Obligated Group)	5.00	9/1/2030	1,600,000	1,978,432
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2034	1,000,000	1,157,720
Mount Lebanon Hospital Authority, Revenue Bonds (St. Clair Memorial Hospital Project)	5.00	7/1/2036	1,105,000	1,348,564
Mount Lebanon Hospital Authority, Revenue Bonds (St. Clair Memorial Hospital Project)	5.00	7/1/2035	1,000,000	1,225,820

47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
Pennsylvania - 80.8% (continued)
Northampton County General Purpose Authority, Revenue Bonds, Refunding (Lafayette College) Ser. A	5.00	11/1/2023	2,000,000	[c]	2,249,780
Northampton County General Purpose Authority, Revenue Bonds, Refunding (Lehigh University) Ser. A	4.00	11/15/2035	1,030,000		1,150,036
Pennsbury School District, GO (Insured; St Aid Withholding) Ser. A	5.00	8/1/2040	810,000		979,509
Pennsbury School District, GO (Insured; St Aid Withholding) Ser. A	5.00	8/1/2035	630,000		773,722
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.) Ser. 2nd	3.00	9/15/2033	530,000		572,045
Pennsylvania, GO, Ser. 1st	5.00	3/15/2028	2,200,000		2,579,764
Pennsylvania Economic Development Financing Authority, Revenue Bonds (PSEG Power) (LOC; TD Bank NA)	0.03	1/15/2042	400,000	[a]	400,000
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project) Ser. A	2.15	11/1/2021	2,375,000		2,404,117
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Amtrak Project) Ser. A	5.00	11/1/2026	1,000,000		1,070,670
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Forum Place Project)	5.00	3/1/2022	1,000,000	[c]	1,048,000
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC Obligated Group)	4.00	3/15/2032	1,690,000		1,933,749
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Insured; Build American Mutual) Ser. AT1	5.00	6/15/2027	1,000,000		1,206,170
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Temple University) Ser. 1st	5.00	4/1/2022	1,000,000	[c]	1,052,570
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The Trustees of the University of Pennsylvania) Ser. A	5.00	8/15/2032	1,000,000		1,212,090
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The University of Pennsylvania Health System Obligated Group)	5.00	8/15/2033	1,000,000		1,277,210
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The University of Pennsylvania Health System Obligated Group) Ser. E	4.00	8/15/2034	1,000,000		1,151,000
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University)	5.00	5/1/2028	1,855,000		2,261,987
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	5/1/2029	1,115,000		1,414,311
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (St. System of Higher Education) Ser. AQ	5.00	6/15/2025	1,000,000		1,181,060
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group)	5.00	8/15/2035	1,200,000		1,401,384
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Sciences)	5.00	11/1/2025	1,000,000		1,170,850
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122nd	3.65	10/1/2032	2,000,000		2,113,480
Pennsylvania Housing Finance Agency, Revenue Bonds, Ser. 114C	3.65	10/1/2037	1,000,000		1,009,430
Pennsylvania Housing Finance Agency, Revenue Bonds, Ser. 2019-131A	3.50	4/1/2049	1,910,000		2,054,682
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2038	1,230,000		1,473,565
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2040	1,260,000		1,503,432
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.25	7/15/2025	2,500,000		3,011,125

48

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
Pennsylvania - 80.8% (continued)
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. 2nd	0.03	12/1/2038	200,000	[a]	200,000
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. 2nd	5.00	12/1/2034	1,000,000		1,226,400
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2030	1,325,000		1,615,983
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. A1	5.25	12/1/2035	2,280,000		2,718,809
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2032	1,000,000		1,201,030
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	5.00	12/1/2022	2,415,000	[c]	2,616,628
Philadelphia, GO, Refunding	5.00	8/1/2029	1,000,000		1,242,490
Philadelphia, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/2030	1,275,000		1,570,609
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2029	1,000,000		1,242,490
Philadelphia, GO, Ser. B	5.00	2/1/2028	1,085,000		1,365,646
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2031	1,520,000		1,812,524
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	2,000,000		2,353,240
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2027	1,000,000		1,218,500
Philadelphia Authority for Industrial Development, Revenue Bonds (Green Bond) Ser. A	5.00	2/15/2034	1,250,000		1,531,812
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2027	850,000		1,048,339
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2026	850,000		1,026,537
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding, Ser. 2016	5.00	4/1/2025	1,500,000		1,747,605
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding, Ser. 2016	5.00	4/1/2031	2,000,000		2,272,240
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (Children's Hospital of Philadelphia Project)	4.00	7/1/2036	1,000,000		1,127,920
Philadelphia Water & Wastewater, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2031	2,000,000		2,353,240
Pittsburgh, GO, Refunding, Ser. A	3.00	9/1/2033	325,000		348,959
Pittsburgh, GO, Refunding, Ser. A	3.00	9/1/2032	500,000		538,995
Pittsburgh, GO, Refunding, Ser. A	4.00	9/1/2030	500,000		597,120
Pittsburgh & Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/2024	940,000		1,084,732
Pittsburgh & Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/2032	1,000,000		1,225,180
Pittsburgh & Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/2023	855,000		955,454
Pittsburgh School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2027	1,150,000		1,449,724
Pittsburgh School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2029	975,000		1,252,963
Pittsburgh Water & Sewer Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	9/1/2023	2,580,000	[c]	2,882,144
Pittsburgh Water & Sewer Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2026	1,000,000		1,219,060
Selinsgrove Area School District, GO, Refunding (Insured; State Aid Withholding) Ser. B	3.00	3/1/2026	1,095,000		1,184,396
Seneca Valley School District, GO (Insured; State Aid Withholding)	4.00	7/15/2032	1,000,000		1,196,190
Southcentral Pennsylvania General Authority, Revenue Bonds, Refunding (Wellspan Health Obligated Group) Ser. A	5.00	6/1/2027	2,085,000		2,354,966

49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.5% (continued)
Pennsylvania - 80.8% (continued)
State Public School Building Authority, Revenue Bonds (The School District of Philadelphia) (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2022	1,000,000	[c] 1,052,010
State Public School Building Authority, Revenue Bonds, Refunding (The School District of Philadelphia) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/1/2024	2,000,000	2,270,240
Susquehanna Township School District, GO, Refunding (Insured; State Aid Withholding)	4.00	11/15/2027	1,975,000	2,198,214
Susquehanna Township School District, GO, Refunding (Insured; State Aid Withholding) Ser. R	3.00	5/15/2031	1,730,000	1,902,360
The Canonsburg-Houston Joint Authority, Revenue Bonds, Ser. A	5.00	12/1/2028	1,605,000	1,893,723
The Canonsburg-Houston Joint Authority, Revenue Bonds, Ser. A	5.00	12/1/2023	1,260,000	1,401,044
The Canonsburg-Houston Joint Authority, Revenue Bonds, Ser. A	5.00	12/1/2024	1,220,000	1,389,702
The Pennsylvania University, Revenue Bonds, Ser. A	5.00	9/1/2033	1,010,000	1,211,273
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2028	500,000	623,090
Tredyffrin Easttown School District, GO (Insured; State Aid Withholding)	5.00	2/15/2036	1,365,000	1,663,867
Tredyffrin Easttown School District, GO (Insured; State Aid Withholding)	5.00	2/15/2034	240,000	293,710
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2036	250,000	296,460
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2037	275,000	325,391
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2034	350,000	416,878
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2035	420,000	499,153
Upper Moreland Township School District, GO (Insured; State Aid Withholding)	4.00	10/1/2033	780,000	833,188
Upper St. Clair Township School District, GO (Insured; State Aid Withholding)	5.00	10/1/2041	1,000,000	1,138,020
West Chester Area School District, GO, Refunding (Insured; State Aid Withholding)	2.00	3/15/2031	820,000	851,062
West Mifflin School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2026	1,000,000	1,191,880
Whitemarsh Township, GO, Refunding	4.00	11/15/2039	1,000,000	1,081,110
Whitemarsh Township, GO, Refunding	4.00	11/15/2035	605,000	656,951
				163,075,835
U.S. Related - .8%
Guam, Revenue Bonds, Ser. A	5.00	1/1/2024	1,500,000	1,548,885
Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2021	800,000	[d] 109,000
				1,657,885
Total Investments (cost $194,882,059)			101.5%	204,953,285
Liabilities, Less Cash and Receivables			(1.5%)	(3,063,493)
Net Assets			100.0%	201,889,792

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2021, these securities were valued at $4,084,816 or 2.02% of net assets.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d Non-income producing—security in default.

50

Portfolio Summary (Unaudited) †	Value (%)
School District	14.6
General Obligation	13.6
Medical	12.6
Education	12.0
General	11.5
Transportation	8.4
Prerefunded	6.6
Water	5.3
Development	3.7
Tobacco Settlement	3.0
Airport	2.8
Single Family Housing	2.6
Pollution	2.5
Facilities	1.6
Multifamily Housing	.7
101.5

† Based on net assets.

See notes to financial statements.

51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.8%
California - 1.1%
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2028	3,000,000		3,698,850
District of Columbia - .3%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2035	1,000,000		1,139,910
Florida - .2%
Hillsborough County Industrial Development Authority, Revenue Bonds, Refunding (BayCare Health System Obligated Group) (LOC; TD Bank NA) Ser. D	0.02	11/15/2042	100,000	[a]	100,000
Miami-Dade County, Revenue Bonds (Juvenile Courthouse) (Insured; American Municipal Bond Assurance Corp.) (LOC; TD Bank NA) Ser. B	0.03	4/1/2043	500,000	[a]	500,000
				600,000
Illinois - 2.2%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	1,000,000		1,206,550
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	1,000,000		1,152,390
Chicago II, GO, Ser. A	5.00	1/1/2023	1,970,000		2,106,600
Illinois, GO, Ser. D	5.00	11/1/2026	2,500,000		2,873,950
				7,339,490
Indiana - .1%
Indiana Finance Authority, Revenue Bonds, Refunding (Duke Energy Indiana Project) (LOC; Sumitomo Mitsui Banking) Ser. A4	0.02	12/1/2039	400,000	[a]	400,000
Iowa - .1%
Iowa Finance Authority, Revenue Bonds, Refunding (Unity Point Health System) (LOC; TD Bank NA) Ser. B2	0.03	2/15/2039	100,000	[a]	100,000
Iowa Finance Authority, Revenue Bonds, Refunding (Unity Point Health Sytem) (LOC; JP Morgan Chase Bank NA) Ser. F	0.02	7/1/2041	125,000	[a]	125,000
				225,000
Kentucky - 1.8%
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	2,500,000		2,767,525
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	3,000,000		3,362,250
				6,129,775
Massachusetts - 83.8%
Belmont, GO	4.00	6/1/2031	1,260,000		1,537,716
Berkshire Wind Power Cooperative Corp., Revenue Bonds, Refunding (Green Bond) (Berkshire Wind Project) Ser. 2nd	5.00	7/1/2030	1,000,000		1,215,730
Berkshire Wind Power Cooperative Corp., Revenue Bonds, Refunding (Green Bond) (Berkshire Wind Project) Ser. 2nd	5.00	7/1/2028	1,000,000		1,231,350
Berkshire Wind Power Cooperative Corp., Revenue Bonds, Refunding (Green Bond) (Berkshire Wind Project) Ser. 2nd	5.00	7/1/2026	475,000		575,149
Boston, GO, Ser. A	3.00	11/1/2034	2,035,000		2,312,432
Boston Housing Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2026	565,000		691,628
Boston Housing Authority, Revenue Bonds, Refunding, Ser. B	5.00	4/1/2026	615,000		742,477
Braintree, GO, Refunding	4.00	10/15/2030	1,395,000		1,723,774
Brookline, GO, Refunding	4.00	2/15/2029	2,000,000		2,457,840
Collegiate Charter School of Lowell, Revenue Bonds	4.00	6/15/2024	315,000		328,208
Collegiate Charter School of Lowell, Revenue Bonds	5.00	6/15/2029	485,000		543,908
Collegiate Charter School of Lowell, Revenue Bonds	5.00	6/15/2039	1,000,000		1,093,470
Dedham, GO	4.00	6/15/2029	495,000		558,459
Framingham, GO, Refunding	5.00	12/1/2028	420,000		531,737
Framingham, GO, Refunding	5.00	12/1/2029	365,000		459,480
Hingham, GO	3.00	2/15/2036	375,000		414,236
Hingham, GO	3.00	2/15/2035	860,000		953,774
Hingham, GO	3.00	2/15/2034	1,240,000		1,381,335

52

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.8% (continued)
Massachusetts - 83.8% (continued)
Hingham, GO	4.00	2/15/2030	345,000		417,312
Hingham, GO	4.00	2/15/2031	315,000		379,288
Hingham, GO	4.00	2/15/2032	425,000		509,367
Manchester Essex Regional School District, GO (School Project Loan-Chapter 70B)	4.00	2/1/2034	845,000		986,098
Manchester Essex Regional School District, GO (School Project Loan-Chapter 70B)	4.00	2/1/2033	590,000		690,955
Mansfield, GO	4.00	5/15/2030	845,000		946,645
Mansfield, GO	4.00	5/15/2029	815,000		917,168
Massachusetts, GO, Refunding, Ser. A, 3 Month LIBOR x.67 +.55%	0.69	11/1/2025	2,500,000	[b]	2,501,475
Massachusetts, GO, Refunding, Ser. B	5.00	7/1/2027	1,000,000		1,260,650
Massachusetts, GO, Refunding, Ser. D	4.00	11/1/2034	2,215,000		2,704,581
Massachusetts, GO, Refunding, Ser. D	4.00	11/1/2035	2,000,000		2,433,040
Massachusetts, GO, Ser. A	5.00	3/1/2031	2,250,000		2,539,417
Massachusetts Bay Transportation Authority, Revenue Bonds, Refunding	5.00	7/1/2031	2,000,000		2,635,360
Massachusetts Clean Energy Cooperative Corp., Revenue Bonds	5.00	7/1/2032	870,000		945,533
Massachusetts Clean Energy Cooperative Corp., Revenue Bonds	5.00	7/1/2028	1,250,000		1,369,613
Massachusetts Development Finance Agency, Revenue Bonds (Dana-Farber Cancer Institute Obligated Group) Ser. N	5.00	12/1/2033	2,500,000		3,003,975
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2032	340,000		408,466
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2026	170,000		202,266
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2027	280,000		342,454
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2031	325,000		392,542
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College) Ser. A	5.00	1/1/2023	400,000		432,220
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College) Ser. A	5.00	1/1/2022	565,000		586,091
Massachusetts Development Finance Agency, Revenue Bonds (President & Trustees of Williams College) Ser. S	5.00	7/1/2030	1,000,000		1,232,760
Massachusetts Development Finance Agency, Revenue Bonds (Trustees of Boston University) Ser. DD1	5.00	4/1/2024	1,075,000		1,196,851
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology)	5.00	10/1/2024	550,000		627,792
Massachusetts Development Finance Agency, Revenue Bonds, Refunding	5.00	7/1/2032	1,910,000		2,236,534
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Babson College) Ser. A	5.00	10/1/2025	545,000		646,305
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Baystate Medical Center Obligated Group) Ser. N	5.00	7/1/2024	350,000		399,224
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Corp. Obligated Group) Ser. E	5.00	7/1/2026	500,000		599,655
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Corp. Obligated Group) Ser. E	5.00	7/1/2025	500,000		583,895
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Corp. Obligated Group) Ser. E	5.00	7/1/2023	2,060,000		2,259,820
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Caregroup) Ser. H1	5.00	7/1/2022	1,000,000		1,061,810

53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.8% (continued)
Massachusetts - 83.8% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (College of Holy Cross)	5.00	9/1/2026	705,000		863,258
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College)	5.00	1/1/2025	1,000,000		1,156,340
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College)	5.00	1/1/2035	1,000,000		1,109,040
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2035	1,000,000		1,188,760
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2033	1,250,000		1,495,325
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2030	1,000,000		1,173,190
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2043	1,000,000		1,135,540
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2035	840,000		972,821
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2033	390,000		454,362
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2031	350,000		411,698
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2032	370,000		433,141
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Foxborough Regional Charter School)	4.00	7/1/2021	625,000		630,369
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Foxborough Regional Charter School)	4.00	7/1/2022	655,000		674,899
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Foxborough Regional Charter School)	5.00	7/1/2037	1,600,000		1,800,256
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Harvard University) Ser. A	5.00	7/15/2027	3,200,000		3,937,408
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (International Charter School)	5.00	4/15/2040	1,730,000		1,862,587
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (International Charter School)	5.00	4/15/2033	3,410,000		3,716,866
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (MCPHS University) Ser. H	5.00	7/1/2037	465,000		533,908
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Olin College) Ser. E	5.00	11/1/2038	4,500,000		4,870,395
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Park School Corp.)	5.00	9/1/2021	300,000		306,879
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	4.00	7/1/2036	2,480,000		2,870,749
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	4.00	7/1/2032	2,000,000		2,278,340
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System) Ser. S5, 1 Month MUNIPSA +.42%	0.45	1/27/2022	1,500,000	[b]	1,501,125
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (President & Trustees of Williams College) Ser. P	5.00	7/1/2024	3,250,000		3,604,412
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. J	5.25	10/1/2024	465,000		518,489
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2025	700,000		822,192
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2029	1,000,000		1,159,730
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital Obligated Group) Ser. I	5.00	7/1/2028	750,000		890,993
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital Obligated Group) Ser. I	5.00	7/1/2021	500,000		506,860

54

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.8% (continued)
Massachusetts - 83.8% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital Obligated Group) Ser. I	5.00	7/1/2024	530,000		602,472
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital Obligated Group) Ser. I	5.00	7/1/2025	500,000		585,750
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Sterling & Francine Clark Art Institute)	5.00	7/1/2031	2,050,000		2,507,765
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Sterling & Francine Clark Art Institute)	5.00	7/1/2028	1,000,000		1,223,170
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2023	1,250,000		1,374,000
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2029	1,000,000		1,212,880
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2028	1,300,000		1,589,224
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2025	1,340,000		1,569,810
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2033	1,000,000		1,186,730
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (The Broad Institute)	5.00	4/1/2036	2,000,000		2,424,980
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Trustees of Boston University) (LOC; TD Bank NA) Ser. U-6C	0.01	10/1/2042	625,000	[a]	625,000
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Trustees of Boston University) (LOC; TD Bank NA) Ser. U-6E-R	0.02	10/1/2042	2,400,000	[a]	2,400,000
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Trustees of Boston University) Ser. BB2	4.00	10/1/2032	1,000,000		1,134,780
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care Obligated Group) Ser. I	5.00	7/1/2025	2,375,000		2,782,312
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care Obligated Group) Ser. I	5.00	7/1/2036	1,340,000		1,545,261
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care Obligated Group) Ser. K	5.00	7/1/2024	815,000		926,443
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care Obligated Group) Ser. K	5.00	7/1/2022	490,000		518,190
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2027	475,000		588,278
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2026	325,000		393,695
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2024	1,090,000		1,249,195
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2033	500,000		600,915
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2026	1,205,000		1,463,195
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2032	500,000		605,115
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2040	1,500,000		1,675,380
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2035	1,000,000		1,126,240
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	3.00	1/1/2025	190,000		205,187

55

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.8% (continued)
Massachusetts - 83.8% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	4.00	1/1/2026	130,000	150,150
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2030	410,000	496,563
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2028	140,000	169,546
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2029	200,000	243,708
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2027	310,000	377,875
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2031	415,000	500,776
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Woods Hole Oceanographic Institution)	5.00	6/1/2026	850,000	1,033,779
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Woods Hole Oceanographic Institution)	5.00	6/1/2025	450,000	531,248
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2031	1,350,000	1,669,450
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2030	2,075,000	2,581,217
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	1,050,000	1,319,987
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A2	5.00	7/1/2037	2,460,000	3,130,817
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. G	5.00	7/1/2036	450,000	574,983
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. G	5.00	7/1/2035	400,000	513,248
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. G	5.00	7/1/2032	515,000	674,820
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. H1	5.00	7/1/2025	800,000	945,416
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. I	5.00	7/1/2029	2,000,000	2,407,760
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. I	5.00	7/1/2026	1,000,000	1,214,900
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2025	1,140,000	1,360,237
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2033	160,000	201,363
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2032	250,000	315,973
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2035	200,000	250,112
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2034	200,000	250,962
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2031	250,000	317,438
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2026	1,000,000	1,223,710
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding	5.00	7/1/2021	2,350,000	2,386,542
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2024	3,000,000	3,421,920
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2023	2,300,000	2,539,453
Massachusetts Federal Highway, GAN (Accelerated Bridge Program) Ser. A	5.00	6/15/2027	2,000,000	2,442,340
Massachusetts Federal Highway, GAN, Ser. A	5.00	6/15/2025	2,500,000	2,864,075
Massachusetts Federal Highway, GAN, Ser. A	5.00	6/15/2027	2,000,000	2,278,380

56

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.8% (continued)
Massachusetts - 83.8% (continued)
Massachusetts Federal Highway, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2027	2,500,000		3,052,925
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (Massachusetts Institute of Technology) Ser. K	5.50	7/1/2022	1,800,000		1,929,204
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (Museum of Fine Arts) (SPA; Bank of America) Ser. A2	0.01	12/1/2037	960,000	[a]	960,000
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Harvard University) Ser. R	0.01	11/1/2049	150,000	[a]	150,000
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Massachusetts Institute of Technology) Ser. L	5.00	7/1/2023	3,335,000		3,708,587
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Tufts University) Ser. M	5.25	2/15/2026	3,130,000		3,813,279
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA & FHLMC) Ser. 195th	4.00	12/1/2048	945,000		1,029,389
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA & FHLMC) Ser. 220th	3.00	12/1/2050	2,000,000		2,179,280
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 183rd	3.50	12/1/2046	660,000		695,482
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 207th	4.00	6/1/2049	2,385,000		2,631,370
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 211th	3.50	12/1/2049	925,000		1,009,508
Massachusetts Housing Finance Agency, Revenue Bonds, Ser. A1	2.55	12/1/2040	1,500,000		1,539,165
Massachusetts Housing Finance Agency, Revenue Bonds, Ser. A3	0.88	12/1/2023	1,500,000		1,507,035
Massachusetts Housing Finance Agency, Revenue Bonds, Ser. F	2.95	12/1/2032	1,000,000		1,044,880
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2032	865,000		1,074,460
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2035	500,000		614,175
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2028	1,330,000		1,515,841
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2028	2,000,000		2,532,660
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2027	2,000,000		2,480,800
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2022	1,500,000	[c]	1,597,080
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2033	2,000,000		2,259,320
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2032	750,000		847,763
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2030	1,635,000		2,085,377
Massachusetts Port Authority, Revenue Bonds, Ser. B	5.00	7/1/2028	200,000		233,872
Massachusetts Port Authority, Revenue Bonds, Ser. B	5.00	7/1/2029	200,000		233,670
Massachusetts Port Authority, Revenue Bonds, Ser. B	5.00	7/1/2024	315,000		360,536
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. A	5.00	8/15/2022	1,860,000	[c]	1,991,428
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. A	5.00	8/15/2022	140,000	[c]	149,680
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. B	5.00	8/15/2022	1,700,000	[c]	1,820,122
Massachusetts Transportation Fund, Revenue Bonds, Ser. A	5.00	6/1/2036	1,000,000		1,137,890
Massachusetts Transportation Trust Fund Metropolitan Highway System, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2023	3,000,000		3,254,310

57

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.8% (continued)
Massachusetts - 83.8% (continued)
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. C	5.00	8/1/2033	2,500,000		3,029,500
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. C	5.00	8/1/2028	1,925,000		2,355,468
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. C	5.00	8/1/2029	2,590,000		3,161,069
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.25	8/1/2028	2,000,000		2,623,560
Medway, GO	3.00	9/1/2032	700,000		777,609
Medway, GO	3.00	9/1/2030	650,000		727,883
Medway, GO	3.00	9/1/2031	500,000		557,605
Metropolitan Boston Transit Parking Corp., Revenue Bonds, Refunding	5.00	7/1/2041	2,000,000		2,024,300
Minuteman Regional Vocational Technical School District, GO	5.00	10/15/2026	915,000		1,133,081
Minuteman Regional Vocational Technical School District, GO	5.00	10/15/2028	1,055,000		1,287,701
Minuteman Regional Vocational Technical School District, GO	5.00	10/15/2027	525,000		645,818
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2030	315,000		344,708
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2029	745,000		818,062
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2028	420,000		462,932
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2027	640,000		708,326
Natick, GO	4.00	7/15/2033	3,000,000		3,511,260
Natick, GO	5.00	7/15/2029	2,000,000		2,500,660
Plainville, GO	4.00	10/15/2030	1,210,000		1,433,983
Randolph, GO, Refunding	5.00	9/15/2031	595,000		738,532
Scituate, GO, Refunding	4.00	10/1/2030	1,645,000		2,031,443
Scituate, GO, Refunding	4.00	10/1/2031	1,180,000		1,447,518
Sharon, GO	3.00	2/15/2033	2,000,000		2,232,400
Shrewsbury, GO	3.00	1/15/2034	2,160,000		2,418,552
The Massachusetts Clean Water Trust, Revenue Bonds (Green Bond) Ser. 20th	5.00	2/1/2033	2,300,000		2,669,058
The Massachusetts Clean Water Trust, Revenue Bonds (Green Bond) Ser. 20th	5.00	2/1/2035	990,000		1,147,846
The Massachusetts Clean Water Trust, Revenue Bonds (Green Bond) Ser. 21st	5.00	8/1/2035	2,250,000		2,825,122
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding	3.90	8/1/2023	2,500,000	[d]	2,588,875
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding	4.00	8/1/2032	1,210,000		1,496,794
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding, Ser. A	5.75	8/1/2029	155,000		155,628
University of Massachusetts Building Authority, Revenue Bonds, Refunding, Ser. 3rd	5.00	11/1/2034	2,200,000		2,728,968
University of Massachusetts Building Authority, Revenue Bonds, Ser. 1st	4.00	11/1/2022	2,500,000	[c]	2,659,875
Waltham, GO	3.00	10/15/2032	2,160,000		2,443,910
Worcester, GO, Refunding	4.00	1/15/2031	2,235,000		2,601,004
Worcester, GO, Refunding	4.00	1/15/2028	800,000		939,576
Worcester, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	2.00	2/15/2033	2,000,000		2,029,840
Worcester, GO, Refunding, Ser. A	5.00	1/15/2029	1,690,000		2,018,654
				282,302,720
Missouri - .1%
Missouri Health & Educational Facilities Authority, Revenue Bonds (St. Louis University) (LOC; U.S. Bank NA) Ser. B	0.01	10/1/2024	200,000	[a]	200,000
Nebraska - 1.1%
Central Plains Energy Project, Revenue Bonds, Refunding	4.00	8/1/2025	3,000,000		3,402,810

58

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.8% (continued)
Nebraska - 1.1% (continued)
Douglas County Hospital Authority No. 2, Revenue Bonds, Refunding (Children's Hospital Obligated Group) (LOC; U.S. Bank NA) Ser. A	0.02	8/15/2032	200,000	[a]	200,000
				3,602,810
New Jersey - 3.7%
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	5.00	6/1/2025	1,400,000		1,648,262
New Jersey Economic Development Authority, Revenue Bonds (School Facilities Construction) (Insured; Assured Guaranty Municipal Corp.) Ser. UU	5.00	6/15/2025	2,000,000		2,276,220
New Jersey Economic Development Authority, Revenue Bonds, Refunding (School Facilities Construction) Ser. GGG	5.25	9/1/2024	2,400,000	[e]	2,757,312
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2026	1,150,000		1,386,038
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	875,000		1,075,279
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	1,375,000		1,713,057
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	1,375,000		1,728,347
				12,584,515
New York - 5.6%
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	2,500,000		2,797,175
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2031	2,000,000		2,328,180
New York City, GO (LOC; Mizuho Bank) Ser. G6	0.01	4/1/2042	100,000	[a]	100,000
New York City, GO, Refunding, Ser. A1	5.00	8/1/2029	1,000,000		1,296,100
New York City, GO, Refunding, Ser. F2	3.24	8/1/2027	2,000,000		2,228,020
New York City Transitional Finance Authority, Revenue Bonds	5.00	5/1/2033	2,400,000		3,140,496
New York City Water & Sewer System, Revenue Bonds, Refunding (SPA; Landesbank Hessen-Thuringen Girozentrale) Ser. BB2	0.03	6/15/2039	200,000	[a]	200,000
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. B1	0.02	6/15/2045	200,000	[a]	200,000
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower)	2.63	9/15/2069	2,675,000		2,707,260
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,250,000	[e]	2,447,662
New York State Dormitory Authority, Revenue Bonds, Refunding (State of New York Personal Income Tax) Ser. A	4.00	3/15/2037	1,250,000		1,457,288
				18,902,181
Tennessee - .1%
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	7/1/2034	200,000	[a]	200,000
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	7/1/2034	200,000	[a]	200,000
				400,000
Texas - 1.0%
Arlington Higher Education Finance Corp., Revenue Bonds (Great Hearts America) (Insured; Permanent School Fund) Ser. A	4.00	8/15/2035	500,000		587,380
Arlington Higher Education Finance Corp., Revenue Bonds (Great Hearts America) (Insured; Permanent School Fund) Ser. A	4.00	8/15/2031	510,000		607,685
Arlington Higher Education Finance Corp., Revenue Bonds (Riverwalk Education Foundation) (Insured; Permanent School Fund)	4.00	8/15/2034	1,100,000		1,294,315

59

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.8% (continued)
Texas - 1.0% (continued)
Arlington Higher Education Finance Corp., Revenue Bonds (Riverwalk Education Foundation) (Insured; Permanent School Fund)	5.00	8/15/2032	620,000	791,250
				3,280,630
U.S. Related - .6%
Guam, Revenue Bonds, Refunding, Ser. A	6.00	11/1/2026	500,000	503,840
Guam, Revenue Bonds, Ser. A	5.00	1/1/2025	1,500,000	1,547,280
Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Ser. B	5.00	3/22/2021	650,000	[f] 86,938
				2,138,058
Total Investments (cost $326,717,352)			101.8%	342,943,939
Liabilities, Less Cash and Receivables			(1.8%)	(6,176,348)
Net Assets			100.0%	336,767,591

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b Variable rate security—rate shown is the interest rate in effect at period end.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

e Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2021, these securities were valued at $5,204,974 or 1.55% of net assets.

f Non-income producing—security in default.

Portfolio Summary (Unaudited) †	Value (%)
Education	23.5
General Obligation	17.6
Medical	14.0
General	11.6
Water	6.7
Transportation	6.3
School District	4.7
Airport	2.6
Student Loan	2.5
Prerefunded	2.4
Development	2.4
Single Family Housing	2.2
Multifamily Housing	1.6
Power	1.6
Tobacco Settlement	1.3
Facilities	.7
Pollution	.1
101.8

† Based on net assets.

See notes to financial statements.

60

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.6%
California - 1.1%
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2028	1,500,000	1,849,425
Illinois - 2.3%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	500,000	603,275
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	500,000	576,195
Chicago II, GO, Ser. 2002B	5.25	1/1/2022	1,150,000	1,190,894
Illinois, GO, Ser. D	5.00	11/1/2026	1,250,000	1,436,975
				3,807,339
Kentucky - 1.0%
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	1,500,000	1,681,125
Nebraska - 1.0%
Central Plains Energy Project, Revenue Bonds, Refunding	4.00	8/1/2025	1,500,000	1,701,405
New Jersey - 3.3%
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	5.00	6/1/2025	800,000	941,864
New Jersey Economic Development Authority, Revenue Bonds, Refunding (School Facilities Construction) Ser. GGG	5.25	9/1/2024	1,175,000	[a] 1,349,934
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2026	625,000	753,281
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	500,000	614,445
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	750,000	934,395
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	750,000	942,735
				5,536,654
New York - 91.3%
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2025	420,000	492,429
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2026	450,000	538,592
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2027	470,000	571,478
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2024	405,000	462,956
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2021	345,000	357,637
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2022	370,000	400,536
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2023	385,000	427,635
Brookhaven, GO, Refunding, Ser. C	2.00	1/15/2030	1,000,000	1,048,340
Build NYC Resource Corp., Revenue Bonds, Refunding (YMCA of Greater New York Project)	5.00	8/1/2027	300,000	339,402
Build NYC Resource Corp., Revenue Bonds, Refunding (YMCA of Greater New York Project)	5.00	8/1/2029	200,000	223,636
Build NYC Resource Corp., Revenue Bonds, Refunding (YMCA of Greater New York Project)	5.00	8/1/2024	710,000	791,906
Build NYC Resource Corp., Revenue Bonds, Refunding (YMCA of Greater New York Project)	5.00	8/1/2026	350,000	398,178
Colonie, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	2.00	3/1/2030	1,025,000	1,047,171
Dutchess County Local Development Corp., Revenue Bonds (Health Quest Systems Obligated Group) Ser. B	5.00	7/1/2026	1,000,000	1,193,590
Dutchess County Local Development Corp., Revenue Bonds (Marist College Project) Ser. A	5.00	7/1/2040	1,000,000	1,145,960
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2033	920,000	1,060,548

61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.6% (continued)
New York - 91.3% (continued)
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2028	1,000,000		1,186,020
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2026	525,000		608,401
East Ramapo Central School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/2024	1,240,000		1,434,432
Haverstraw-Stony Point Central School District, GO, Refunding (Insured; State Aid Withholding)	3.00	10/15/2030	1,000,000		1,100,580
Hempstead Town Local Development Corp., Revenue Bonds, Refunding (Hofstra University Project)	5.00	7/1/2027	1,650,000		1,671,681
Johnstown School District, GO, Refunding (Insured; Build America Mutual)	3.00	6/15/2028	1,100,000		1,211,155
Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. A	5.00	11/15/2035	1,570,000		1,881,017
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	2,300,000		2,573,401
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B2	4.00	11/15/2033	1,000,000		1,147,150
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B2	5.25	11/15/2033	750,000		931,395
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2025	1,000,000		1,174,240
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2035	1,215,000		1,404,686
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2030	1,000,000		1,167,670
Metropolitan Transportation Authority, Revenue Bonds, Ser. B	5.00	11/15/2038	1,010,000		1,076,529
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2032	1,000,000		1,183,240
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2028	1,095,000		1,318,402
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. C	4.00	7/1/2035	1,000,000		1,130,470
Nassau County, GO, Refunding (Insured; Build America Mutual) Ser. A	5.00	1/1/2032	1,640,000		2,016,593
Nassau County, GO, Ser. A	5.00	1/15/2031	500,000		599,200
Nassau County, GO, Ser. B	5.00	4/1/2024	1,500,000	[b]	1,711,035
Nassau County Interim Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2035	1,000,000		1,228,490
Nassau County Interim Finance Authority, Revenue Bonds, Refunding, Ser. B	1.13	11/15/2027	1,400,000		1,387,540
New York City, GO (LOC; Mizuho Bank) Ser. G6	0.01	4/1/2042	1,400,000	[c]	1,400,000
New York City, GO (LOC; U.S. Bank NA) Ser. L4	0.02	4/1/2038	275,000	[c]	275,000
New York City, GO, Refunding, Ser. F2	3.24	8/1/2027	1,000,000		1,114,010
New York City, GO, Ser. E1	5.25	3/1/2031	1,065,000		1,339,919
New York City Health & Hospitals Corp., Revenue Bonds, Refunding, Ser. A	5.00	2/15/2029	1,000,000		1,289,280
New York City Housing Development Corp., Revenue Bonds	2.40	11/1/2030	910,000		948,484
New York City Housing Development Corp., Revenue Bonds, Refunding, Ser. A	4.00	7/1/2024	1,150,000		1,236,215
New York City Housing Development Corp., Revenue Bonds, Ser. A1	3.38	11/15/2029	1,000,000		1,052,610
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.00	7/1/2025	1,500,000		1,641,840
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.25	7/1/2032	1,500,000		1,644,255
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2033	1,540,000		1,656,809

62

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.6% (continued)
New York - 91.3% (continued)
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/2030	1,600,000		2,064,800
New York City Transitional Finance Authority, Revenue Bonds	5.00	5/1/2033	1,150,000		1,504,821
New York City Transitional Finance Authority, Revenue Bonds	5.25	8/1/2037	1,000,000		1,255,830
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S3	5.25	7/15/2036	1,000,000		1,251,090
New York City Transitional Finance Authority, Revenue Bonds, Ser. A5	0.02	8/1/2039	700,000	[c]	700,000
New York City Transitional Finance Authority, Revenue Bonds, Ser. C2	2.98	11/1/2027	1,050,000		1,140,520
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2021	1,000,000	[b]	1,013,980
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. B4	0.02	6/15/2045	125,000	[c]	125,000
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. DD	4.50	6/15/2039	1,040,000		1,156,251
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. FF2	5.00	6/15/2035	1,000,000		1,254,290
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower)	2.63	9/15/2069	1,500,000		1,518,090
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,000,000	[a]	2,175,700
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 2-3 World Trade Center Project)	5.15	11/15/2034	1,500,000	[a]	1,667,775
New York State Dormitory Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. A	5.00	10/1/2030	1,045,000		1,280,647
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center)	4.00	2/1/2038	275,000		317,441
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center)	4.00	2/1/2039	250,000		287,925
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center)	4.00	2/1/2040	250,000		287,428
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center)	4.00	2/1/2037	225,000		260,185
New York State Dormitory Authority, Revenue Bonds (Memorial Sloan-Kettering Cancer Center)	4.00	7/1/2038	1,000,000		1,164,740
New York State Dormitory Authority, Revenue Bonds (New York University) Ser. A	5.00	7/1/2023	2,400,000	[b]	2,666,520
New York State Dormitory Authority, Revenue Bonds, Refunding (Catholic Health System Obligated Group)	5.00	7/1/2032	640,000		794,419
New York State Dormitory Authority, Revenue Bonds, Refunding (Catholic Health System Obligated Group)	5.00	7/1/2034	550,000		677,501
New York State Dormitory Authority, Revenue Bonds, Refunding (Fordham University)	4.00	7/1/2034	1,000,000		1,131,130
New York State Dormitory Authority, Revenue Bonds, Refunding (Icahn School of Medicine at Mount Sinai) Ser. A	5.00	7/1/2023	1,000,000		1,101,900
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	10/1/2030	1,000,000		1,259,630
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	10/1/2028	1,000,000		1,142,960
New York State Dormitory Authority, Revenue Bonds, Refunding (NYU Hospitals Center Obligated Group)	5.00	7/1/2030	1,155,000		1,364,332
New York State Dormitory Authority, Revenue Bonds, Refunding (Rochester Institute of Technology) Ser. A	5.00	7/1/2027	1,000,000		1,249,430
New York State Dormitory Authority, Revenue Bonds, Refunding (Rochester Institute of Technology) Ser. A	5.00	7/1/2028	1,200,000		1,532,172

63

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.6% (continued)
New York - 91.3% (continued)
New York State Dormitory Authority, Revenue Bonds, Refunding (State of New York Personal Income Tax) Ser. A	4.00	3/15/2037	1,000,000		1,165,830
New York State Dormitory Authority, Revenue Bonds, Refunding (State University of New York) Ser. A	5.00	7/1/2026	640,000		774,195
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School) Ser. A	5.00	7/1/2032	1,530,000		1,764,121
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.25	3/15/2037	775,000		974,167
New York State Dormitory Authority, Revenue Bonds, Ser. 2015B-B	5.00	3/15/2035	1,100,000		1,300,596
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2030	1,275,000		1,547,391
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2029	1,000,000		1,235,820
New York State Dormitory Authority, Revenue Bonds, Ser. B1	4.00	7/1/2026	1,200,000		1,389,396
New York State Environmental Facilities Corp., Revenue Bonds, Refunding (Green Bond)	4.00	10/15/2035	650,000		787,046
New York State Environmental Facilities Corp., Revenue Bonds, Refunding (Green Bond)	4.00	10/15/2034	410,000		499,073
New York State Environmental Facilities Corp., Revenue Bonds, Refunding (Green Bond) Ser. D	3.00	9/15/2030	1,050,000		1,121,337
New York State Housing Finance Agency, Revenue Bonds (Insured; State of New York Mortgage Agency) Ser. E	4.13	11/1/2028	1,000,000		1,057,340
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 203	3.10	10/1/2032	1,500,000		1,582,665
New York State Mortgage Agency, Revenue Bonds, Ser. 223rd	2.65	10/1/2034	1,000,000		1,049,990
New York State Mortgage Agency, Revenue Bonds, Ser. 226	1.70	4/1/2027	1,270,000		1,295,235
New York State Thruway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. K	5.00	1/1/2031	2,000,000		2,318,420
New York State Urban Development Corp., Revenue Bonds, Refunding	4.00	3/15/2039	1,500,000		1,727,790
New York State Urban Development Corp., Revenue Bonds, Ser. A	5.00	3/15/2035	1,000,000		1,275,770
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2024	1,575,000		1,737,650
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2025	1,200,000		1,401,924
Niagara Area Development Corp., Revenue Bonds, Refunding (Niagara University Project) Ser. A	5.00	5/1/2022	500,000	[b]	524,755
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2025	1,330,000		1,528,197
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2024	1,050,000		1,174,509
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2026	925,000		1,087,476
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/2029	1,000,000		1,102,370
Oneida County Local Development Corp., Revenue Bonds, Refunding (Utica College Project)	5.00	7/1/2027	1,005,000		1,185,186
Oneida County Local Development Corp., Revenue Bonds, Refunding (Utica College Project)	5.00	7/1/2029	1,105,000		1,334,044
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 194th	5.00	10/15/2034	1,025,000		1,214,348
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222nd	4.00	7/15/2036	1,000,000		1,169,980
Sales Tax Asset Receivable Corp., Revenue Bonds, Refunding, Ser. A	5.00	10/15/2031	1,060,000		1,223,590
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2029	1,000,000		1,162,750
Suffolk County, GO (Insured; Build America Mutual) Ser. A	4.00	4/1/2033	1,785,000		2,016,247

64

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.6% (continued)
New York - 91.3% (continued)
Suffolk County Water Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2030	1,145,000	1,307,029
The New York City Cultural Resources Trust, Revenue Bonds (Wildlife Conservation Society) Ser. A	5.00	8/1/2023	1,480,000	[b] 1,649,845
The New York City Cultural Resources Trust, Revenue Bonds, Refunding (Lincoln Center Performing Arts) Ser. A	5.00	12/1/2026	1,760,000	2,147,130
The New York City Cultural Resources Trust, Revenue Bonds, Refunding (The Museum of Modern Art)	4.00	4/1/2027	1,230,000	1,439,383
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2036	1,525,000	1,839,165
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. D	5.00	11/15/2034	1,500,000	1,964,160
Troy Capital Resource Corp., Revenue Bonds, Refunding (Rensselaer Polytechnic Institute)	5.00	9/1/2028	1,270,000	1,578,585
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2024	500,000	570,335
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2022	1,750,000	1,848,122
Washingtonville Central School District, GO, Refunding (Insured; State Aid Withholding)	3.00	6/15/2031	1,000,000	1,090,310
Westchester County, GO, Ser. A	2.00	10/15/2032	1,000,000	1,035,330
Westchester County Health Care Corp., Revenue Bonds, Refunding, Ser. A	5.00	11/1/2021	1,500,000	[b] 1,548,150
Westchester County Local Development Corp., Revenue Bonds (Purchase Housing Corporation II Project)	5.00	6/1/2037	1,000,000	1,115,530
Westchester County Local Development Corp., Revenue Bonds, Refunding (Sarah Lawrence College) Ser. A	5.00	6/1/2026	1,210,000	1,407,254
Westchester County Local Development Corp., Revenue Bonds, Refunding (Sarah Lawrence College) Ser. A	5.00	6/1/2025	1,105,000	1,256,219
Westchester County Local Development Corp., Revenue Bonds, Refunding (Westchester Medical Center Obligated Group)	5.00	11/1/2028	1,000,000	1,144,260
Yonkers, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	11/15/2026	1,000,000	1,223,590
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	4.00	10/15/2029	200,000	216,962
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	5.00	10/15/2049	640,000	712,384
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	5.00	10/15/2039	320,000	363,597
				152,774,798
U.S. Related - .6%
Guam, Revenue Bonds, Ser. A	5.00	1/1/2024	1,000,000	1,032,590
Total Investments (cost $161,855,398)			100.6%	168,383,336
Liabilities, Less Cash and Receivables			(0.6%)	(934,278)
Net Assets			100.0%	167,449,058

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2021, these securities were valued at $5,193,409 or 3.1% of net assets.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

65

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
General	20.0
Education	15.0
General Obligation	10.7
Transportation	9.5
Development	9.4
Medical	8.9
Prerefunded	5.4
Multifamily Housing	4.5
Airport	4.2
Water	3.7
Tobacco Settlement	2.9
School District	2.9
Single Family Housing	2.4
Housing	1.1
100.6

† Based on net assets.

See notes to financial statements.

66

BNY Mellon Municipal Opportunities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .6%
Health Care - .6%
AHS Hospital, Sr. Unscd. Bonds, Ser. 2021	2.78	7/1/2051	5,000,000		4,811,291
West Virginia United Health System Obligated Group, Scd. Bonds	3.13	6/1/2050	4,000,000		3,893,267
Yale-New Haven Health Services Corp., Unscd. Bonds, Ser. 2020	2.50	7/1/2050	6,250,000		5,683,922
Total Bonds and Notes (cost $15,196,412)			14,388,480

Long-Term Municipal Investments - 102.0%
Alabama - 1.6%
Alabama Public School & College Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/1/2040	5,000,000		5,957,750
Alabama Public School & College Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/1/2038	10,000,000		12,012,500
Alabama Public School & College Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/1/2039	10,000,000		12,937,300
Auburn University, Revenue Bonds, Ser. A	5.00	6/1/2048	5,000,000		6,015,600
Auburn University, Revenue Bonds, Ser. A	5.00	6/1/2043	3,500,000		4,239,130
				41,162,280
Arizona - 2.2%
Arizona Health Facilities Authority, Revenue Bonds, Refunding (Phoenix Children's Hospital Obligated Group) Ser. A	5.00	2/1/2042	6,000,000		6,182,160
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects)	5.00	7/1/2049	1,000,000	[a]	1,120,580
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.50	7/1/2038	1,165,000	[a]	1,326,364
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.63	7/1/2048	2,000,000	[a]	2,262,820
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.75	7/1/2053	3,260,000	[a]	3,700,654
Arizona Industrial Development Authority, Revenue Bonds (Doral Academy of Nevada) Ser. A	5.00	7/15/2039	1,325,000	[a]	1,493,103
Arizona Industrial Development Authority, Revenue Bonds (Doral Academy of Nevada) Ser. A	5.00	7/15/2049	1,675,000	[a]	1,861,696
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2049	2,000,000		2,209,760
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2044	1,625,000		1,941,290
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2043	1,750,000		1,637,335
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. B	5.00	1/1/2043	1,650,000		1,295,712
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. B	5.00	1/1/2049	1,400,000		1,056,062
Arizona Industrial Development Authority, Revenue Bonds (Lone Mountain Campus Project) Ser. A	5.00	12/15/2039	400,000	[a]	435,472
Arizona Industrial Development Authority, Revenue Bonds (Lone Mountain Campus Project) Ser. A	5.00	12/15/2049	700,000	[a]	753,312
Arizona Industrial Development Authority, Revenue Bonds (NCCU Properties) (Insured; Build America Mutual) Ser. A	4.00	6/1/2044	2,000,000		2,173,260
Arizona Industrial Development Authority, Revenue Bonds (Phoenix Children's Hospital Obligated Group)	3.00	2/1/2045	1,600,000		1,651,360
Arizona Industrial Development Authority, Revenue Bonds, Refunding (Phoenix Children's Hospital) (LOC; Bank of America NA) Ser. B	0.01	2/1/2048	100,000	[b]	100,000
Arizona Industrial Development Authority, Revenue Bonds, Refunding (Phoenix Children's Hospital) (LOC; JPMorgan Chase Bank NA) Ser. A	0.01	2/1/2048	320,000	[b]	320,000

67

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
Arizona - 2.2% (continued)
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2036	7,500,000		9,078,600
Pinal County Industrial Development Authority, Revenue Bonds (Green Bond) (WOF SW GGP 1)	7.25	10/1/2033	2,000,000	[a]	2,145,160
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Refunding (Salt River Project Agricultural Project)	5.00	1/1/2029	6,250,000		7,960,375
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Refunding (Salt River Project Agricultural Project)	5.00	1/1/2028	4,500,000		5,613,255
				56,318,330
Arkansas - .5%
Arkansas Development Finance Authority, Revenue Bonds	4.00	6/1/2045	4,500,000		5,095,305
Arkansas Development Finance Authority, Revenue Bonds	4.00	6/1/2039	1,085,000		1,237,486
University of Arkansas, Revenue Bonds	5.00	11/1/2042	5,990,000		7,162,782
				13,495,573
California - 19.8%
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	10/1/2037	1,000,000		1,108,650
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	10/1/2035	1,500,000		1,681,095
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2036	2,500,000		2,934,250
Anaheim Public Financing Authority, Revenue Bonds, Refunding (Anaheim Convention Center Expansion Project) Ser. A	5.00	5/1/2046	6,450,000		7,016,245
Bay Area Toll Authority, Revenue Bonds, Refunding	4.00	4/1/2042	5,000,000		5,703,850
California, GO	5.00	4/1/2033	1,205,000		1,536,917
California, GO	5.00	4/1/2049	2,500,000		3,071,800
California, GO (LOC; Bank of Montreal) Ser. A3	0.02	5/1/2033	470,000	[b]	470,000
California, GO, Refunding	4.00	10/1/2039	5,000,000		5,866,700
California, GO, Refunding	4.00	10/1/2044	5,000,000		5,772,200
California, GO, Refunding	5.00	4/1/2035	9,000,000		10,184,400
California, GO, Refunding	5.00	9/1/2034	7,000,000		8,483,230
California, GO, Refunding (LOC; State Street B&T Co.) Ser. A2	0.01	5/1/2034	550,000	[b]	550,000
California, GO, Refunding (LOC; State Street B&T Co.) Ser. A3	0.01	5/1/2034	400,000	[b]	400,000
California Community College Financing Authority, Revenue Bonds (Orange Coast Properties)	5.25	5/1/2048	2,000,000		2,123,560
California Community College Financing Authority, Revenue Bonds (Orange Coast Properties)	5.25	5/1/2043	1,250,000		1,334,388
California Community Housing Agency, Revenue Bonds (Verdant At Green Valley Project)	5.00	8/1/2049	10,775,000	[a]	12,203,873
California Community Housing Agency, Revenue Bonds, Ser. A	4.00	2/1/2056	3,250,000	[a]	3,455,107
California Community Housing Agency, Revenue Bonds, Ser. A	5.00	4/1/2049	7,500,000	[a]	8,460,075
California Community Housing Agency, Revenue Bonds, Ser. A	5.00	2/1/2050	12,500,000	[a]	14,232,625
California Community Housing Agency, Revenue Bonds, Ser. A	5.00	8/1/2050	4,000,000	[a]	4,581,160
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2049	1,750,000		1,996,505
California Educational Facilities Authority, Revenue Bonds (Green Bond) (Loyola Marymount University)	5.00	10/1/2048	3,000,000		3,578,400
California Educational Facilities Authority, Revenue Bonds, Refunding (Loma Linda University) Ser. A	5.00	4/1/2047	2,500,000		2,871,725
California Educational Facilities Authority, Revenue Bonds, Refunding (Loma Linda University) Ser. A	5.00	4/1/2042	2,000,000		2,312,880
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Children's Hospital Los Angeles Obligated Group) Ser. A	5.00	8/15/2047	1,000,000		1,162,240

68

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
California - 19.8% (continued)
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. A	5.00	7/1/2037	2,270,000		2,471,667
California Health Facilities Financing Authority, Revenue Bonds, Refunding, Ser. A2	4.00	11/1/2044	12,000,000		13,631,880
California Infrastructure & Economic Development Bank, Revenue Bonds (WFCS Holdings)	0.00	1/1/2060	5,000,000	[c]	414,000
California Infrastructure & Economic Development Bank, Revenue Bonds (WFCS Holdings) Ser. A	5.00	1/1/2055	1,000,000	[a]	1,072,350
California Infrastructure & Economic Development Bank, Revenue Bonds, Refunding (The J. David Gladstone Institutes Project) Ser. A	5.25	10/1/2021	900,000	[d]	926,091
California Municipal Finance Authority, Revenue Bonds	5.00	5/15/2049	2,000,000		2,359,680
California Municipal Finance Authority, Revenue Bonds (Bowles Hall Foundation) Ser. A	5.00	6/1/2050	2,750,000		2,952,895
California Municipal Finance Authority, Revenue Bonds (Bowles Hall Foundation) Ser. A	5.00	6/1/2035	600,000		655,002
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2048	6,000,000		6,980,880
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2043	5,000,000		5,851,600
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2040	5,000,000		5,897,550
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2043	2,000,000		2,336,020
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2052	7,500,000		8,686,275
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2039	3,265,000		3,853,614
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2034	2,250,000		2,694,082
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2037	2,605,000		3,090,728
California Municipal Finance Authority, Revenue Bonds (Claremont Colleges Project) Ser. A	5.00	7/1/2052	2,075,000	[a]	2,287,086
California Municipal Finance Authority, Revenue Bonds (Claremont Colleges Project) Ser. A	5.00	7/1/2040	1,515,000	[a]	1,697,664
California Municipal Finance Authority, Revenue Bonds (Emerson College)	6.00	1/1/2022	6,000,000	[d]	6,280,380
California Municipal Finance Authority, Revenue Bonds (John Adams Academy - Lincoln) Ser. A	5.00	10/1/2057	1,650,000	[a]	1,726,115
California Municipal Finance Authority, Revenue Bonds (John Adams Academy - Lincoln) Ser. A	5.00	10/1/2049	1,515,000	[a]	1,592,007
California Municipal Finance Authority, Revenue Bonds (LAX Integrated Express Solutions Project)	5.00	12/31/2047	2,250,000		2,642,017
California Municipal Finance Authority, Revenue Bonds (Northbay Healthcare Group Obligated Group) Ser. A	5.25	11/1/2041	1,200,000		1,366,092
California Municipal Finance Authority, Revenue Bonds (Northbay Healthcare Group Obligated Group) Ser. A	5.25	11/1/2047	700,000		790,692
California Municipal Finance Authority, Revenue Bonds (Palmdale Aerospace Academy Project) Ser. A	5.00	7/1/2038	1,100,000	[a]	1,245,310
California Municipal Finance Authority, Revenue Bonds (Southwestern Law School)	6.50	11/1/2031	300,000		310,383
California Municipal Finance Authority, Revenue Bonds (United Airlines Project)	4.00	7/15/2029	3,000,000		3,363,480
California Municipal Finance Authority, Revenue Bonds, Refunding (William Jessup University)	5.00	8/1/2039	1,500,000		1,643,250
California Municipal Finance Authority, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2042	1,000,000		1,146,250

69

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
California - 19.8% (continued)
California Pollution Control Financing Authority, Revenue Bonds (Rialto Bioenergy Facility Project)	7.50	12/1/2040	5,000,000	[a]	5,072,300
California Pollution Control Financing Authority, Revenue Bonds (Waste Management Project) Ser. A	2.50	5/1/2024	2,870,000		3,048,083
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2031	3,500,000		4,533,550
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2032	3,500,000		4,612,370
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2030	3,500,000		4,464,355
California School Finance Authority, Revenue Bonds (Green Dot Public Schools California Project) Ser. A	5.00	8/1/2038	1,000,000	[a]	1,170,450
California School Finance Authority, Revenue Bonds (Green Dot Public Schools California Project) Ser. A	5.00	8/1/2048	2,750,000	[a]	3,154,470
California School Finance Authority, Revenue Bonds (KIPP LA Project) Ser. A	5.00	7/1/2037	590,000	[a]	694,890
California School Finance Authority, Revenue Bonds (KIPP LA Project) Ser. A	5.00	7/1/2047	870,000	[a]	1,006,999
California School Finance Authority, Revenue Bonds (Summit Public Schools Obligated Group)	5.00	6/1/2047	1,500,000	[a]	1,680,480
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.00	12/1/2033	1,000,000	[a]	1,181,960
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.25	12/1/2038	1,500,000	[a]	1,773,705
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2036	6,500,000	[a]	7,359,105
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2041	2,500,000	[a]	2,801,675
California Statewide Communities Development Authority, Revenue Bonds, Refunding	5.38	5/15/2038	1,900,000		1,915,295
California Statewide Communities Development Authority, Revenue Bonds, Refunding (CHF-Irvine)	5.00	5/15/2040	2,000,000		2,274,860
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services Obligated Group)	4.00	4/1/2042	1,600,000		1,696,160
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services Obligated Group)	5.00	4/1/2047	1,500,000		1,678,830
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Loma Linda University Medical Center Obligated Group)	5.25	12/1/2044	3,000,000		3,294,720
California University, Revenue Bonds, Refunding, Ser. A	4.00	11/1/2045	500,000		560,620
Capistrano Unified School Community Facilities District No. 90-2, Special Tax Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/2032	4,000,000		4,431,440
Chino Valley Unified School District, GO, Ser. B	4.00	8/1/2045	2,610,000		3,018,569
Cloverdale Unified School District, GO, Refunding, Ser. B	4.00	8/1/2049	5,000,000		5,676,850
Desert Sands Unified School District, GO	5.00	8/1/2040	7,680,000		9,323,750
Foothill Eastern Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. B1	3.95	1/15/2053	5,000,000		5,524,750
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	2.96	1/15/2046	2,000,000		1,988,700
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. D	3.06	1/15/2043	1,000,000		999,230

70

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
California - 19.8% (continued)
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. A	4.09	1/15/2049	7,500,000		8,007,750
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Ser. A	4.00	1/15/2046	3,345,000		3,812,497
Fowler Unified School District, GO (Insured; Build America Mutual) Ser. B	3.38	8/1/2045	1,200,000		1,281,984
Fowler Unified School District, GO (Insured; Build America Mutual) Ser. B	5.00	8/1/2050	3,000,000		3,692,130
Galt Redevelopment Agency, Tax Allocation Bonds	7.38	9/1/2033	2,000,000		2,063,900
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2047	5,000,000		5,172,400
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A2	5.00	6/1/2047	5,000,000		5,172,400
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/2033	4,380,000	[c]	3,384,820
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/2029	2,080,000	[c]	1,792,336
Irvine, Special Assessment Bonds (LOC; Sumitomo Mitsui Banking) Ser. A	0.01	9/2/2032	500,000	[b]	500,000
Irvine, Special Assessment Bonds, Refunding	4.00	9/2/2029	1,000,000		1,039,850
Long Beach Marina System, Revenue Bonds	5.00	5/15/2045	2,000,000		2,196,500
Long Beach Marina System, Revenue Bonds	5.00	5/15/2040	2,500,000		2,766,700
Los Angeles Airports Department, Revenue Bonds, Refunding (P3 Project) Ser. A	5.00	5/15/2046	2,500,000		3,111,600
Los Angeles Airports Department, Revenue Bonds, Refunding, Ser. B	5.00	5/15/2048	3,000,000		3,824,640
Los Angeles Airports Department, Revenue Bonds, Refunding, Ser. B	5.00	5/15/2045	3,000,000		3,836,190
Los Angeles Community College District, GO, Refunding	1.81	8/1/2030	4,000,000		4,040,320
Los Angeles County Public Works Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2039	1,000,000		1,147,430
Los Angeles County Public Works Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2034	1,000,000		1,155,020
Los Angeles Unified School District, GO, Ser. RYQ	4.00	7/1/2044	7,500,000		8,709,300
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/2032	2,500,000	[c]	1,966,325
Norman Y Mineta San Jose International Airport, Revenue Bonds, Refunding, Ser. A	5.00	3/1/2047	8,500,000		9,944,915
Northern California Energy Authority, Revenue Bonds, Ser. A	4.00	7/1/2024	10,000,000		11,010,700
Northern California Gas Authority No. 1, Revenue Bonds, Ser. B, 3 Month LIBOR x .67 +.72%	0.88	7/1/2027	605,000	[e]	608,098
Oroville, Revenue Bonds (Oroville Hospital)	5.25	4/1/2039	1,750,000		2,020,445
Palomar Health, Revenue Bonds, Refunding	5.00	11/1/2039	1,000,000		1,123,240
Riverside County Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.25	6/1/2023	2,000,000	[d]	2,226,820
Riverside County Transportation Commission, Revenue Bonds, Ser. A	5.75	6/1/2048	5,000,000		5,450,550
Riverside County Transportation Commission, Revenue Bonds, Ser. A	5.75	6/1/2044	2,000,000		2,180,800
San Diego Unified School District, GO, Ser. A	0.00	7/1/2025	2,385,000	[c]	2,299,975
San Diego Unified School District, GO, Ser. A	0.00	7/1/2025	1,615,000	[c]	1,564,160
San Diego Unified School District, GO, Ser. F	4.00	7/1/2035	2,205,000		2,475,774
San Francisco Airport City & County, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2044	6,500,000		7,841,470
San Francisco Airport City & County, Revenue Bonds, Refunding, Ser. E	5.00	5/1/2050	4,905,000		5,875,945
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Ser. C	0.00	8/1/2038	2,000,000	[c]	778,240

71

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
California - 19.8% (continued)
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Ser. C	0.00	8/1/2043	7,835,000	[c]	2,251,544
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. A	5.00	1/15/2050	5,000,000		5,539,800
Sierra Joint Community College District School Facilities District No. 2, GO (Insured; National Public Finance Guarantee Corp.) Ser. B	0.00	8/1/2031	5,330,000	[c]	4,387,016
Sierra Joint Community College District School Facilities District No. 2, GO (Insured; National Public Finance Guarantee Corp.) Ser. B	0.00	8/1/2030	3,020,000	[c]	2,556,098
The Morongo Band of Mission Indians, Revenue Bonds, Ser. A	5.00	10/1/2042	1,000,000	[a]	1,141,240
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization)	5.00	6/1/2039	2,000,000		2,508,300
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization)	5.00	6/1/2048	4,000,000		4,868,880
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2049	2,500,000		2,869,150
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2040	500,000		586,080
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2037	500,000		599,775
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2038	800,000		956,464
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2039	1,000,000		1,191,940
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2045	1,000,000		1,219,530
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2049	1,000,000		1,214,930
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2039	900,000		1,115,604
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2040	1,000,000		1,236,260
University of California, Revenue Bonds, Refunding (Limited Project) Ser. G	5.00	5/15/2037	7,325,000		7,731,977
University of California, Revenue Bonds, Refunding, Ser. AZ	5.00	5/15/2043	5,000,000		6,133,500
University of California, Revenue Bonds, Refunding, Ser. BH	4.00	5/15/2046	5,000,000		5,933,900
University of California, Revenue Bonds, Refunding, Ser. BH	4.00	5/15/2051	15,000,000		17,721,000
University of California, Revenue Bonds, Ser. AV	5.00	5/15/2042	2,525,000		3,038,610
University of California, Revenue Bonds, Ser. BJ	3.07	5/15/2051	10,000,000		10,079,000
				496,950,903
Colorado - 1.2%
Colorado Board Governors University System, Revenue Bonds, Refunding, Ser. C	5.00	3/1/2043	2,995,000		3,585,015
Colorado Board Governors University System, Revenue Bonds, Refunding, Ser. C	5.00	3/1/2028	2,005,000	[d]	2,553,468
Colorado Educational & Cultural Facilities Authority, Revenue Bonds (LOC; Bank of America NA) Ser. A12	0.01	2/1/2038	400,000	[b]	400,000
Colorado Educational & Cultural Facilities Authority, Revenue Bonds (LOC; TD Bank NA) Ser. B4	0.01	12/1/2035	3,230,000	[b]	3,230,000
Colorado Educational & Cultural Facilities Authority, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. B5	0.01	1/1/2039	1,100,000	[b]	1,100,000
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Evangelical Lutheran Good Samaritan Society Project) Ser. R	5.00	6/1/2027	2,500,000	[d]	3,117,825
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	4.00	12/1/2048	1,250,000		1,367,950

72

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
Colorado - 1.2% (continued)
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.25	12/1/2048	3,500,000		4,213,720
Denver Urban Renewal Authority, Tax Allocation Bonds, Ser. A	5.25	12/1/2039	2,000,000	[a]	2,139,380
Denver Urban Renewal Authority, Tax Allocation Bonds, Ser. A	5.25	12/1/2039	2,500,000	[a]	2,677,575
E-470 Public Highway Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2040	1,725,000		1,928,584
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	3.00	7/15/2037	1,000,000		1,022,520
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	4.00	7/15/2033	1,000,000		1,207,030
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	4.00	7/15/2035	1,000,000		1,175,260
				29,718,327
Connecticut - 1.3%
Connecticut, GO, Ser. 2021 A	3.00	1/15/2040	5,000,000		5,330,950
Connecticut, GO, Ser. 2021 A	3.00	1/15/2038	5,000,000		5,381,600
Connecticut, GO, Ser. 2021 A	3.00	1/15/2037	5,000,000		5,400,800
Connecticut, Special Tax Bonds, Ser. A	4.00	5/1/2039	1,500,000		1,725,960
Connecticut, Special Tax Bonds, Ser. A	4.00	5/1/2036	1,725,000		2,004,588
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2037	3,500,000		4,408,670
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2034	2,000,000		2,557,240
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2038	2,000,000		2,511,560
The Metropolitan District, GO, Ser. A	4.00	7/15/2037	1,125,000		1,306,260
The Metropolitan District, GO, Ser. A	4.00	7/15/2039	500,000		577,390
The Metropolitan District, GO, Ser. A	4.00	7/15/2035	500,000		584,635
The Metropolitan District, GO, Ser. A	4.00	7/15/2036	1,200,000		1,398,048
				33,187,701
Delaware - .1%
Kent County, Revenue Bonds (CHF-Dover University Project) Ser. A	5.00	7/1/2048	1,000,000		1,084,690
Kent County, Revenue Bonds (CHF-Dover University Project) Ser. A	5.00	7/1/2040	750,000		823,523
				1,908,213
District of Columbia - 2.6%
District of Columbia, Revenue Bonds (District of Columbia International School Obligated Group)	5.00	7/1/2049	1,275,000		1,450,300
District of Columbia, Revenue Bonds (Friendship Public Charter School)	5.00	6/1/2032	3,500,000		3,659,285
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2039	1,275,000		1,413,695
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2049	1,375,000		1,502,903
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2044	1,240,000		1,361,570
District of Columbia, Revenue Bonds (LOC; TD Bank NA) Ser. 2A	0.03	8/15/2038	350,000	[b]	350,000
District of Columbia, Revenue Bonds, Refunding	6.00	7/1/2023	1,700,000	[d]	1,924,009
District of Columbia, Revenue Bonds, Refunding	6.00	7/1/2023	1,100,000	[d]	1,244,947
District of Columbia, Revenue Bonds, Refunding	6.00	7/1/2023	1,450,000	[d]	1,641,067
District of Columbia, Revenue Bonds, Refunding (KIPP DC Project) Ser. A	5.00	7/1/2048	5,000,000		5,780,750
District of Columbia, Revenue Bonds, Refunding (KIPP DC Project) Ser. B	5.00	7/1/2042	4,000,000		4,653,800
District of Columbia, Revenue Bonds, Ser. A	5.00	3/1/2026	10,000,000		12,187,500
District of Columbia, Revenue Bonds, Ser. C	4.00	5/1/2039	4,000,000		4,748,640
District of Columbia, Revenue Bonds, Ser. C	4.00	5/1/2038	2,605,000		3,101,747
District of Columbia, Revenue Bonds, Ser. C	4.00	5/1/2045	5,000,000		5,833,450
District of Columbia, Revenue Bonds, Ser. C	4.00	5/1/2040	3,000,000		3,552,810

73

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
District of Columbia - 2.6% (continued)
Metropolitan Washington Airports Authority, Revenue Bonds (Dulles Metrorail & Capital Improvement Projects) (Insured; Assured Guaranty Corp.) Ser. B	0.00	10/1/2036	6,275,000	[c]	4,352,528
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	10/1/2053	5,000,000		5,582,700
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. D2	0.02	10/1/2039	200,000	[b]	200,000
				64,541,701
Florida - 4.5%
Broward County Airport System, Revenue Bonds, Ser. A	4.00	10/1/2044	3,500,000		3,883,250
Capital Trust Agency, Revenue Bonds (Franklin Academy Project)	5.00	12/15/2035	1,085,000	[a]	1,193,533
Capital Trust Agency, Revenue Bonds (Franklin Academy Project)	5.00	12/15/2040	1,220,000	[a]	1,326,250
Capital Trust Agency, Revenue Bonds (H-Bay Ministries Inc-Superior Residences Project) Ser. A1	5.00	7/1/2048	750,000		412,133
Capital Trust Agency, Revenue Bonds (H-Bay Ministries Inc-Superior Residences Project) Ser. B	5.00	7/1/2053	250,000		99,510
Collier County Health Facilities Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2045	2,500,000		2,769,650
Florida Development Finance Corp., Revenue Bonds (Green Bond) Ser. B	7.38	1/1/2049	5,000,000	[a]	4,853,500
Florida Development Finance Corp., Revenue Bonds (Mater Academy Project) Ser. A	5.00	6/15/2050	6,500,000		7,297,160
Florida Development Finance Corp., Revenue Bonds (Mater Academy Project) Ser. A	5.00	6/15/2040	1,650,000		1,874,779
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (Rollins College Project) Ser. A	3.00	12/1/2048	7,500,000		7,714,575
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (Rollins College Project) Ser. A	4.00	12/1/2050	10,000,000		11,339,900
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (The University of Tampa Project) Ser. A	5.25	4/1/2022	1,100,000	[d]	1,160,170
Hillsborough County Industrial Development Authority, Revenue Bonds (Tampa General Hospital Project) Ser. A	4.00	8/1/2045	2,220,000		2,489,264
Hillsborough County Industrial Development Authority, Revenue Bonds, Refunding (BayCare Health System Obligated Group) (LOC; TD Bank NA) Ser. D	0.02	11/15/2042	1,400,000	[b]	1,400,000
Jacksonville, Revenue Bonds, Refunding	5.00	10/1/2030	750,000		804,015
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/2040	7,545,000		8,415,165
Miami-Dade County Aviation, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2040	1,625,000		1,884,756
Miami-Dade County Aviation, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2041	1,250,000		1,444,463
Miami-Dade County Aviation, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2039	1,500,000		1,744,770
Miami-Dade County Aviation, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2049	10,790,000		12,910,451
Miami-Dade County Expressway Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2040	1,050,000		1,052,898
Miami-Dade County Health Facilities Authority, Revenue Bonds, Refunding (Nicklaus Children's Hospital Obligated Group)	5.00	8/1/2042	2,000,000		2,357,600
Miami-Dade County Seaport Department, Revenue Bonds, Ser. A	5.50	10/1/2042	14,145,000		15,655,827
Orange County Health Facilities Authority, Revenue Bonds (Orlando Health Obligated Group) Ser. B	5.00	4/1/2022	5,000,000	[d]	5,260,050

74

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
Florida - 4.5% (continued)
Palm Beach County Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)	4.00	8/15/2049	6,500,000		7,246,655
Tampa, Revenue Bonds (H. Lee Moffitt Cancer Center & Research Institute Obligated Group) Ser. B	4.00	7/1/2045	3,700,000		4,155,137
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2049	1,800,000	[c]	626,526
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2042	1,000,000	[c]	473,890
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2041	1,000,000	[c]	497,270
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2045	1,850,000	[c]	766,825
				113,109,972
Georgia - 1.2%
Athens-Clarke County Unified Government Development Authority, Revenue Bonds (University of Georgia Athletic Association Project) (LOC; Wells Fargo Bank NA) Ser. B	0.01	7/1/2035	5,500,000	[b]	5,500,000
Atlanta Water & Wastewater, Revenue Bonds, Refunding	2.26	11/1/2035	8,000,000		8,144,880
Fulton County Development Authority, Revenue Bonds, Refunding (Robert W. Woodruff Arts Center)	5.00	3/15/2044	6,000,000		7,059,120
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	4.00	1/1/2049	2,000,000		2,211,660
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	4.00	1/1/2049	2,155,000		2,370,888
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	5.00	1/1/2056	1,000,000		1,176,300
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2043	1,500,000		1,777,890
The Atlanta Development Authority, Revenue Bonds, Ser. A1	5.25	7/1/2044	1,500,000		1,673,565
				29,914,303
Hawaii - .4%
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Kahala Senior Living Community Obligated Group)	5.13	11/15/2032	2,050,000		2,175,050
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Kahala Senior Living Community Obligated Group)	5.25	11/15/2037	1,000,000		1,058,590
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (The Queen's Health Systems Obligated Group) Ser. A	5.00	7/1/2035	7,000,000		7,979,510
				11,213,150
Idaho - .2%
Idaho Health Facilities Authority, Revenue Bonds, Refunding (Trinity Health Obligated Group) Ser. D	5.00	6/1/2022	3,900,000	[d]	4,134,078
Illinois - 8.5%
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2026	1,170,000		1,416,449
Chicago Board of Education, GO, Refunding, Ser. A	4.00	12/1/2027	750,000		846,735
Chicago Board of Education, GO, Refunding, Ser. A	7.00	12/1/2044	2,500,000		3,006,075
Chicago Board of Education, GO, Refunding, Ser. B	5.00	12/1/2033	600,000		718,062
Chicago Board of Education, GO, Refunding, Ser. B	6.75	12/1/2030	7,500,000	[a]	9,812,025
Chicago Board of Education, GO, Refunding, Ser. B	7.00	12/1/2042	10,000,000	[a]	12,791,800
Chicago Board of Education, GO, Ser. A	5.00	12/1/2038	2,000,000		2,371,980
Chicago Board of Education, GO, Ser. A	5.00	12/1/2041	1,000,000		1,175,050
Chicago Board of Education, GO, Ser. A	7.00	12/1/2046	5,000,000	[a]	6,360,250
Chicago Board of Education, GO, Ser. B	6.50	12/1/2046	4,500,000		5,423,040
Chicago Board of Education, Revenue Bonds	5.00	4/1/2042	1,700,000		1,938,561
Chicago Board of Education, Revenue Bonds	5.00	4/1/2046	1,600,000		1,811,760
Chicago Board of Education, Revenue Bonds	6.00	4/1/2046	1,500,000		1,791,630
Chicago II, GO, Refunding, Ser. 2005D	5.50	1/1/2040	5,000,000		5,532,950
Chicago II, GO, Refunding, Ser. 2007E	5.50	1/1/2042	1,750,000		1,934,292
Chicago II, GO, Refunding, Ser. 2007F	5.50	1/1/2042	1,250,000		1,381,638
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2035	5,000,000		5,351,900

75

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
Illinois - 8.5% (continued)
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2032	600,000		723,252
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2031	1,300,000		1,574,690
Chicago II, GO, Refunding, Ser. B	7.75	1/1/2025	6,208,000	[d]	7,835,800
Chicago II, GO, Ser. A	5.50	1/1/2049	4,000,000		4,649,320
Chicago II, GO, Ser. B	7.75	1/1/2042	1,272,000		1,414,095
Chicago Midway International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2046	5,000,000		5,647,850
Chicago O'Hare International Airport, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/2043	4,000,000		4,333,920
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2039	3,710,000		4,439,794
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2038	3,250,000		3,899,577
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2036	3,130,000		3,778,692
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2037	3,000,000		3,609,630
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2041	6,800,000		7,889,428
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2033	10,425,000		12,020,650
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2031	15,000,000		17,357,400
Illinois, GO	5.50	5/1/2030	2,500,000		3,135,275
Illinois, GO	5.50	5/1/2039	2,500,000		3,037,650
Illinois, GO	5.50	7/1/2033	2,500,000		2,679,325
Illinois, GO	5.50	7/1/2038	10,000,000		10,665,000
Illinois, GO, Refunding, Ser. B	5.00	10/1/2025	15,000,000		17,104,800
Illinois, GO, Ser. A	5.00	5/1/2042	2,500,000		2,819,225
Illinois, GO, Ser. D	5.00	11/1/2028	5,000,000		5,767,200
Illinois Finance Authority, Revenue Bonds (The University of Chicago Medical Center Obligated Group) (LOC; Wells Fargo Bank NA) Ser. B	0.01	8/1/2044	500,000	[b]	500,000
Illinois Finance Authority, Revenue Bonds (University of Chicago Medical Center Group) (LOC; PNC Bank NA) Ser. D2	0.01	8/1/2043	500,000	[b]	500,000
Illinois Finance Authority, Revenue Bonds, Refunding (Franciscan Communities Obligated Group) Ser. A	5.00	5/15/2037	3,000,000		3,338,970
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	5.25	5/15/2047	3,715,000		3,887,673
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	5.50	7/1/2028	1,560,000		1,689,464
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	6.00	7/1/2043	5,000,000		5,440,750
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	5.25	5/15/2023	535,000	[d]	592,095
Metropolitan Pier & Exposition Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2040	10,000,000	[c]	5,675,600
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding	4.00	6/15/2050	2,000,000		2,207,040
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	5.00	6/15/2050	2,000,000		2,376,560
				214,254,922
Indiana - .6%
Indiana Finance Authority, Revenue Bonds (Butler University Project)	4.00	2/1/2044	2,595,000		2,845,002
Indiana Finance Authority, Revenue Bonds (United States Steel) Ser. A	6.75	5/1/2039	1,000,000		1,242,940
Indiana Finance Authority, Revenue Bonds, Refunding (Duke Energy Indiana Project) (LOC; Sumitomo Mitsui Banking) Ser. A4	0.02	12/1/2039	2,200,000	[b]	2,200,000
Indiana Finance Authority, Revenue Bonds, Refunding (Duke Energy Indiana Project) (LOC; Sumitomo Mitsui Banking) Ser. A5	0.01	10/1/2040	2,000,000	[b]	2,000,000

76

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
Indiana - .6% (continued)
Indiana Finance Authority, Revenue Bonds, Refunding (Stadium Project) Ser. A	5.25	2/1/2035	5,000,000		5,898,800
Indiana Municipal Power Agency, Revenue Bonds, Refunding (LOC; U.S. Bank NA) Ser. B	0.01	1/1/2042	100,000	[b]	100,000
				14,286,742
Iowa - .0%
Iowa Finance Authority, Revenue Bonds, Refunding (LOC; JP Morgan Chase Bank NA) Ser. E	0.01	2/15/2041	300,000	[b]	300,000
Kentucky - 1.2%
Kentucky Economic Development Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2047	3,500,000		3,694,635
Kentucky Property & Building Commission, Revenue Bonds, Refunding (Project No. 112) Ser. B	5.00	11/1/2027	10,000,000		12,050,800
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	10,000,000		11,207,500
Kentucky Public Transportation Infrastructure Authority, Revenue Bonds (Downtown Crossing Project) Ser. A	5.75	7/1/2049	3,000,000		3,290,130
				30,243,065
Louisiana - 1.1%
Jefferson Parish Economic Development & Port District, Revenue Bonds (Kenner Discovery Health Sciences Foundation) Ser. A	5.50	6/15/2038	3,200,000	[a]	3,579,904
Jefferson Parish Economic Development & Port District, Revenue Bonds (Kenner Discovery Health Sciences Foundation) Ser. A	5.63	6/15/2048	4,350,000	[a]	4,815,841
Jefferson Parish Hospital Service District No. 2, Revenue Bonds, Refunding	6.25	7/1/2021	5,000,000	[d]	5,100,050
Louisiana Public Facilities Authority, Revenue Bonds (Louisiana Children's Medical Center Obligated Group)	4.00	6/1/2050	2,750,000		3,087,645
Louisiana Public Facilities Authority, Revenue Bonds (Louisiana Children's Medical Center Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	3.00	6/1/2050	4,000,000		4,142,680
Louisiana Public Facilities Authority, Revenue Bonds, Refunding (Tulane University)	4.00	4/1/2050	2,000,000		2,243,500
New Orleans Water System, Revenue Bonds, Refunding	5.00	12/1/2024	500,000	[d]	581,800
St. James Parish, Revenue Bonds (NuStar Logistics Project) Ser. 2	6.35	7/1/2040	4,115,000	[a]	5,213,170
				28,764,590
Maine - .6%
Maine Finance Authority, Revenue Bonds (Coastal Resources of Maine Project)	5.25	6/15/2034	1,000,000	[f]	550,000
Maine Finance Authority, Revenue Bonds (Coastal Resources of Maine Project)	5.38	12/15/2033	4,400,000	[a,f]	2,420,000
Maine Health & Higher Educational Facilities Authority, Revenue Bonds (MaineGeneral Health Medical Center Obligated Group)	6.00	7/1/2021	825,000	[d]	840,832
Maine Health & Higher Educational Facilities Authority, Revenue Bonds (MaineGeneral Health Medical Center Obligated Group)	7.00	7/1/2021	4,240,000	[d]	4,335,230
Maine Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (Bowdoin College)	5.00	7/1/2038	5,000,000		5,970,900
				14,116,962
Maryland - .1%
Maryland Economic Development Corp., Revenue Bonds (Seagirt Marine Terminal Project)	5.00	6/1/2049	750,000		827,025
Maryland Economic Development Corp., Revenue Bonds (Seagirt Marine Terminal Project)	5.00	6/1/2044	200,000		221,544
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. B	0.03	4/1/2035	900,000	[b]	900,000
				1,948,569

77

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
Massachusetts - 3.4%
Commonwealth of Massachusetts, GO, Refunding, Ser. D	4.00	11/1/2040	2,500,000		2,991,100
Commonwealth of Massachusetts, GO, Refunding, Ser. D	4.00	11/1/2041	2,250,000		2,670,772
Commonwealth of Massachusetts, GO, Refunding, Ser. E	1.77	11/1/2032	5,590,000		5,612,919
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2049	755,000		815,611
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2054	770,000		830,268
Massachusetts Development Finance Agency, Revenue Bonds (Bentley University)	5.00	7/1/2040	5,500,000		6,401,175
Massachusetts Development Finance Agency, Revenue Bonds (Dana-Farber Cancer Institute Obligated Group) Ser. N	5.00	12/1/2041	3,000,000		3,534,570
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College) Ser. A	5.25	1/1/2042	5,500,000		6,379,340
Massachusetts Development Finance Agency, Revenue Bonds (Linden Ponds Obligated Group)	5.13	11/15/2046	1,500,000	[a]	1,627,230
Massachusetts Development Finance Agency, Revenue Bonds (Tufts University) Ser. R	0.02	8/15/2048	850,000	[b]	850,000
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology)	5.00	10/1/2046	2,015,000		2,274,391
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Berklee College of Music)	5.00	10/1/2039	5,000,000		5,863,300
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Cape Cod Healthcare Obligated Group)	5.25	11/15/2041	4,370,000		4,743,285
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2040	1,000,000		1,175,470
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (International Charter School)	5.00	4/15/2040	1,500,000		1,614,960
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2057	2,000,000	[a]	2,188,760
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2047	3,000,000	[a]	3,283,140
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2037	1,000,000	[a]	1,097,900
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2036	2,115,000		2,402,111
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Trustees of The College of The Holy Cross) (LOC; Bank of America NA) Ser. A	0.01	9/1/2037	600,000	[b]	600,000
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	4.00	10/1/2045	500,000		564,615
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2044	1,375,000		1,632,153
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Harvard University) Ser. R	0.01	11/1/2049	1,300,000	[b]	1,300,000
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Partners Healthcare System) (LOC; TD Bank NA) Ser. F3	0.03	7/1/2040	500,000	[b]	500,000
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Tufts University) (SPA; U.S. Bank NA) Ser. N1	0.01	8/15/2040	600,000	[b]	600,000
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. A	5.25	2/15/2048	9,500,000		11,644,150
Massachusetts School Building Authority, Revenue Bonds, Ser. B	5.25	2/15/2048	10,000,000		12,257,000
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding, Ser. A	5.75	8/1/2029	50,000		50,203
				85,504,423
Michigan - 2.5%
Detroit, GO	5.00	4/1/2034	1,000,000		1,168,350
Detroit, GO	5.00	4/1/2033	1,150,000		1,348,111
Detroit, GO	5.00	4/1/2035	1,660,000		1,935,162

78

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
Michigan - 2.5% (continued)
Detroit, GO	5.00	4/1/2038	1,235,000		1,427,574
Detroit, GO	5.00	4/1/2036	1,200,000		1,394,700
Detroit, GO	5.00	4/1/2029	1,000,000		1,195,380
Detroit, GO	5.00	4/1/2028	900,000		1,075,131
Detroit, GO	5.00	4/1/2030	700,000		830,522
Detroit, GO	5.00	4/1/2032	850,000		1,000,085
Detroit, GO	5.00	4/1/2031	1,000,000		1,181,580
Detroit, GO, Ser. A	5.00	4/1/2050	2,000,000		2,385,400
Detroit, GO, Ser. A	5.00	4/1/2046	1,250,000		1,495,613
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2043	10,000,000		11,275,800
Grand Traverse County Hospital Finance Authority, Revenue Bonds, Refunding (Munson Healthcare Obligated Group) (LOC; PNC Bank NA) Ser. C	0.02	7/1/2041	1,700,000	[b]	1,700,000
Michigan Building Authority, Revenue Bonds, Refunding, Ser. IA	5.38	10/15/2021	3,000,000	[d]	3,097,590
Michigan Building Authority, Revenue Bonds, Refunding, Ser. II	2.71	10/15/2040	5,000,000		5,064,800
Michigan Finance Authority, Revenue Bonds, Refunding (Beaumont Health Obligated Group)	5.00	8/1/2032	2,000,000		2,248,800
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2040	2,100,000		2,436,798
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2038	1,500,000		1,751,835
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	12/1/2049	4,000,000		4,495,680
University of Michigan, Revenue Bonds, Refunding, Ser. B	0.02	4/1/2042	1,400,000	[b]	1,400,000
University of Michigan, Revenue Bonds, Ser. B	2.56	4/1/2050	8,750,000		8,628,637
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2037	900,000		1,123,371
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2039	850,000		1,054,043
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2035	1,050,000		1,320,438
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2036	325,000		407,063
				62,442,463
Minnesota - .3%
Western Minnesota Municipal Power Agency, Revenue Bonds (Red Rock Hydroelectric Project) Ser. A	5.00	1/1/2049	5,390,000		6,468,755
Mississippi - .1%
Mississippi Development Bank, Revenue Bonds (Jackson Water & Sewer System Project) (Insured; Assured Guaranty Municipal Corp.)	6.88	12/1/2040	1,625,000		1,870,229
Missouri - .3%
Kansas City Industrial Development Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	4.00	3/1/2057	3,000,000		3,328,050
Missouri Health & Educational Facilities Authority, Revenue Bonds (St. Louis University) (LOC; U.S. Bank NA) Ser. B	0.01	10/1/2024	900,000	[b]	900,000
Missouri Health & Educational Facilities Authority, Revenue Bonds (The Washington University) Ser. C	0.01	3/1/2040	1,100,000	[b]	1,100,000
The St. Louis Missouri Industrial Development Authority, Revenue Bonds (Mid-America Transplant Services Project) (LOC; BMO Harris Bank NA)	0.04	1/1/2039	2,800,000	[b]	2,800,000
				8,128,050
Nebraska - 1.0%
Central Plains Energy Project, Revenue Bonds, Refunding	4.00	8/1/2025	10,000,000		11,342,700
Douglas County Hospital Authority No. 2, Revenue Bonds, Refunding (Children's Hospital Obligated Group) (LOC; U.S. Bank NA) Ser. A	0.02	8/15/2032	200,000	[b]	200,000

79

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
Nebraska - 1.0% (continued)
Lancaster County Hospital Authority No. 1, Revenue Bonds, Refunding (BryanLGH Medical Center Obligated Group) (LOC; U.S. Bank NA) Ser. B1	0.01	6/1/2031	800,000	[b]	800,000
Omaha Public Power District, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2042	10,000,000		12,139,500
Saline County Hospital Authority No. 1, Revenue Bonds, Refunding (Bryan Medical Center Obligated Group) (LOC; US Bank NA) Ser. C	0.01	6/1/2031	1,000,000	[b]	1,000,000
				25,482,200
Nevada - .5%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/15/2040	750,000		865,290
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/15/2038	1,700,000		1,972,017
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/15/2037	850,000		993,047
Henderson, GO, Ser. A1	4.00	6/1/2045	3,000,000		3,490,080
Nevada Department of Business & Industry, Revenue Bonds (Green Bond) (Fulcrum Sierra Biofuels Project)	6.25	12/15/2037	5,000,000	[a]	4,877,800
Nevada Department of Business & Industry, Revenue Bonds (Green Bond) (Fulcrum Sierra Biofuels Project) Ser. B	5.13	12/15/2037	1,500,000	[a]	1,292,355
				13,490,589
New Jersey - 4.9%
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	4.00	6/1/2031	2,500,000		3,000,475
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	4.00	6/1/2030	3,250,000		3,869,222
New Jersey, GO, Ser. A	5.00	6/1/2029	5,000,000		6,336,950
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Project) Ser. A	5.00	6/15/2054	725,000	[a]	774,866
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Project) Ser. A	5.00	6/15/2049	1,105,000	[a]	1,184,494
New Jersey Economic Development Authority, Revenue Bonds (The Goethals Bridge Replacement Project)	5.13	1/1/2034	5,325,000		5,878,161
New Jersey Economic Development Authority, Revenue Bonds (The Goethals Bridge Replacement Project)	5.38	1/1/2043	5,500,000		6,060,945
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2026	2,500,000		2,610,975
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. PP	5.00	6/15/2029	13,000,000		14,580,670
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2033	2,500,000		2,900,975
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (St. Peter's University Hospital Obligated Group)	6.25	7/1/2035	1,500,000		1,519,020
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2030	1,500,000		1,748,295
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	4.00	12/15/2039	1,500,000		1,655,370
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2031	2,000,000		2,323,540
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2029	15,000,000		17,607,450
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2030	3,000,000		3,496,590
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	4.00	6/15/2050	5,000,000		5,419,450
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	4.00	6/15/2045	5,000,000		5,447,200
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	1.86	1/1/2031	3,500,000		3,438,400

80

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
New Jersey - 4.9% (continued)
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	2.78	1/1/2040	2,000,000		1,970,540
New Jersey Turnpike Authority, Revenue Bonds, Ser. A	4.00	1/1/2042	4,000,000		4,643,560
New Jersey Turnpike Authority, Revenue Bonds, Ser. A	4.00	1/1/2051	5,000,000		5,731,300
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2048	1,500,000		1,689,465
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2042	1,250,000		1,418,213
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2046	3,000,000		3,498,540
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2033	7,000,000		8,512,070
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	5,000,000		5,949,850
				123,266,586
New York - 14.6%
Build New York City Resource Corp., Revenue Bonds (Hellenic Classical Charter Schools) Ser. A	5.00	12/1/2041	1,200,000	[a]	1,327,416
Build New York City Resource Corp., Revenue Bonds (Hellenic Classical Charter Schools) Ser. A	5.00	12/1/2051	1,450,000	[a]	1,584,589
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2032	500,000	[a]	562,300
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2037	700,000	[a]	779,961
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2047	1,000,000	[a]	1,100,580
Hudson Yards Infrastructure Corp., Revenue Bonds	5.75	2/15/2047	1,895,000		1,902,561
Metropolitan Transportation Authority, Revenue Bonds, Refunding	4.00	11/15/2045	1,630,000		1,792,218
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	4.75	11/15/2045	10,000,000		11,519,400
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2050	6,000,000		7,064,460
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C2	5.18	11/15/2049	10,000,000		12,932,600
Metropolitan Transportation Authority, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. G2	0.03	11/1/2032	500,000	[b]	500,000
Metropolitan Transportation Authority Hudson Rail Yards Trust, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2056	5,000,000		5,432,200
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. A	4.00	7/1/2050	3,500,000		3,954,825
New York City, GO (LOC; Bank of America NA) Ser. E2	0.01	8/1/2034	500,000	[b]	500,000
New York City, GO (LOC; Bank of America NA) Ser. L3	0.01	4/1/2036	700,000	[b]	700,000
New York City, GO (LOC; Bank of Tokyo-Mitsubishi UFJ) Ser. G7	0.03	4/1/2042	2,700,000	[b]	2,700,000
New York City, GO (LOC; Mizuho Bank) Ser. A3	0.04	10/1/2040	2,560,000	[b]	2,560,000
New York City, GO (LOC; Mizuho Bank) Ser. G6	0.01	4/1/2042	7,715,000	[b]	7,715,000
New York City, GO (LOC; U.S. Bank NA) Ser. L4	0.02	4/1/2038	200,000	[b]	200,000
New York City, GO, Refunding (LOC; TD Bank NA) Ser. I4	0.03	4/1/2036	3,100,000	[b]	3,100,000
New York City, GO, Refunding Ser. D	1.82	8/1/2030	5,000,000		4,956,450
New York City, GO, Refunding, Ser. E	5.00	8/1/2034	1,250,000		1,550,900
New York City, GO, Refunding, Ser. F1	5.00	8/1/2034	2,220,000		2,754,398
New York City, GO, Ser. AA1	4.00	8/1/2038	5,000,000		5,671,500
New York City, GO, Ser. AA1	5.00	8/1/2035	2,500,000		3,125,700
New York City, GO, Ser. B1	5.00	12/1/2035	2,000,000		2,405,260
New York City, GO, Ser. B1	5.00	10/1/2043	4,000,000		4,888,560
New York City, GO, Ser. I8	0.03	4/1/2036	200,000	[b]	200,000
New York City Industrial Development Agency, Revenue Bonds (Queens Baseball Stadium Project) (Insured; Assured Guaranty Corp.)	6.50	1/1/2046	325,000		325,722

81

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
New York - 14.6% (continued)
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2046	7,750,000		8,010,322
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2037	2,250,000		2,378,790
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2040	1,750,000		1,830,938
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2039	2,285,000		2,396,988
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	3.00	3/1/2036	2,500,000		2,667,875
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	4.00	3/1/2045	5,000,000		5,690,650
New York City Transitional Finance Authority, Revenue Bonds	4.00	5/1/2045	3,500,000		3,954,580
New York City Transitional Finance Authority, Revenue Bonds	4.00	8/1/2038	1,250,000		1,429,825
New York City Transitional Finance Authority, Revenue Bonds	4.00	5/1/2039	5,000,000		5,747,850
New York City Transitional Finance Authority, Revenue Bonds	4.00	5/1/2041	5,000,000		5,714,050
New York City Transitional Finance Authority, Revenue Bonds	4.00	5/1/2042	5,000,000		5,692,500
New York City Transitional Finance Authority, Revenue Bonds	5.25	8/1/2037	10,000,000		12,558,300
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S3	5.25	7/15/2035	10,000,000		12,558,400
New York City Transitional Finance Authority, Revenue Bonds (LOC; Sumitomo Mitsui Banking) Ser. C5	0.04	11/1/2041	3,100,000	[b]	3,100,000
New York City Transitional Finance Authority, Revenue Bonds, Refunding (Insured; State Aid Withholding) Ser. S2A	4.00	7/15/2037	2,500,000		2,859,800
New York City Transitional Finance Authority, Revenue Bonds, Refunding (Insured; State Aid Withholding) Ser. S2A	5.00	7/15/2033	3,250,000		4,027,562
New York City Transitional Finance Authority, Revenue Bonds, Refunding, Ser. A4	0.03	11/1/2029	1,700,000	[b]	1,700,000
New York City Transitional Finance Authority, Revenue Bonds, Ser. A1	4.00	8/1/2041	5,000,000		5,673,850
New York City Transitional Finance Authority, Revenue Bonds, Ser. E4	0.01	2/1/2045	705,000	[b]	705,000
New York City Water & Sewer System, Revenue Bonds (LOC; Citibank NA) Ser. F2	0.02	6/15/2035	6,925,000	[b]	6,925,000
New York City Water & Sewer System, Revenue Bonds, Refunding (SPA; Landesbank Hessen-Thuringen Girozentrale) Ser. BB1	0.03	6/15/2039	200,000	[b]	200,000
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. A1	0.01	6/15/2044	1,000,000	[b]	1,000,000
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. AA	0.01	6/15/2048	1,900,000	[b]	1,900,000
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. AA1	0.01	6/15/2050	900,000	[b]	900,000
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. AA4	0.03	6/15/2049	650,000	[b]	650,000
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. F1A	0.04	6/15/2035	1,425,000	[b]	1,425,000
New York Counties Tobacco Trust VI, Revenue Bonds, Refunding, Ser. A2B	5.00	6/1/2051	4,585,000		4,830,848
New York Liberty Development Corp., Revenue Bonds, Refunding (4 World Trade Center Project)	5.75	11/15/2051	5,000,000		5,175,550
New York Liberty Development Corp., Revenue Bonds, Refunding (7 World Trade Center Project)	5.00	3/15/2044	2,000,000		2,080,680

82

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
New York - 14.6% (continued)
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower)	2.80	9/15/2069	4,000,000		3,870,400
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	5,000,000	[a]	5,439,250
New York State Dormitory Authority, Revenue Bonds (Columbia University) Ser. A	5.00	10/1/2048	2,000,000		2,975,400
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center)	4.00	8/1/2043	750,000		850,710
New York State Dormitory Authority, Revenue Bonds (New York University) Ser. A	5.00	7/1/2042	5,500,000		6,821,375
New York State Dormitory Authority, Revenue Bonds, Refunding (Pace University) Ser. A	5.00	5/1/2038	500,000		530,975
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. D	5.00	2/15/2028	14,510,000		18,416,963
New York State Urban Development Corp., Revenue Bonds (State of New York Personal Income Tax) Ser. A	4.00	3/15/2049	10,000,000		11,321,300
New York State Urban Development Corp., Revenue Bonds (State of New York Personal Income Tax) Ser. A	4.00	3/15/2045	2,500,000		2,841,850
New York State Urban Development Corp., Revenue Bonds, Refunding (State of New York Personal Income Tax)	3.00	3/15/2048	10,000,000		10,280,800
New York State Urban Development Corp., Revenue Bonds, Refunding (State of New York Personal Income Tax)	3.00	3/15/2040	5,000,000		5,252,700
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	4.38	10/1/2045	5,000,000		5,730,000
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	10/1/2035	8,000,000		9,875,280
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	10/1/2040	5,000,000		6,077,950
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2036	2,500,000		2,937,075
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2034	4,000,000		4,722,200
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal)	4.00	12/1/2041	3,600,000		4,011,984
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal)	4.00	12/1/2040	3,455,000		3,852,705
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	4.00	12/1/2039	2,000,000		2,249,800
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2035	400,000		494,604
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2037	700,000		861,903
New York Transportation Development Corp., Revenue Bonds, Refunding, Ser. A	5.25	8/1/2031	1,750,000		2,102,520
New York Transportation Development Corp., Revenue Bonds, Refunding, Ser. A	5.38	8/1/2036	1,000,000		1,188,080
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	4.00	12/1/2049	4,000,000		4,422,560
Oneida County Local Development Corp., Revenue Bonds, Refunding (Utica College Project)	4.00	7/1/2039	750,000		792,285
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222nd	4.00	7/15/2039	2,250,000		2,611,102
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222nd	4.00	7/15/2040	1,620,000		1,873,546
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222nd	4.00	7/15/2037	3,000,000		3,505,290
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222nd	4.00	7/15/2038	2,500,000		2,909,475

83

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
New York - 14.6% (continued)
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226	5.00	10/15/2030	1,675,000		2,140,080
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226	5.00	10/15/2028	3,250,000		4,047,712
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226	5.00	10/15/2027	3,500,000		4,286,590
Triborough Bridge & Tunnel Authority, Revenue Bonds (MTA Bridges and Tunnels) Ser. A	5.00	11/15/2049	3,500,000		4,390,680
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (LOC; State Street Bank & Trust Co.) Ser. B3	0.02	1/1/2032	600,000	[b]	600,000
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (LOC; U.S. Bank NA) Ser. 2005B-4C	0.02	1/1/2031	2,100,000	[b]	2,100,000
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	0.00	11/15/2031	5,000,000	[c]	3,981,750
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B	0.00	11/15/2027	2,000,000	[c]	1,825,720
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B	0.00	11/15/2028	4,715,000	[c]	4,199,556
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	4.00	11/15/2054	1,750,000		1,973,265
				365,956,393
North Carolina - .8%
North Carolina, Revenue Bonds, Ser. B	4.00	5/1/2035	3,250,000		3,958,467
North Carolina Turnpike Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2049	1,500,000		1,838,655
North Carolina Turnpike Authority, Revenue Bonds, Refunding	5.00	7/1/2039	750,000		975,675
North Carolina Turnpike Authority, Revenue Bonds, Refunding	5.00	7/1/2038	755,000		985,977
North Carolina Turnpike Authority, Revenue Bonds, Refunding	5.00	7/1/2041	1,000,000		1,291,600
North Carolina Turnpike Authority, Revenue Bonds, Refunding	5.00	7/1/2040	750,000		972,188
North Carolina Turnpike Authority, Revenue Bonds, Refunding	5.00	7/1/2037	750,000		983,565
North Carolina Turnpike Authority, Revenue Bonds, Refunding	5.00	7/1/2034	1,000,000		1,328,840
North Carolina Turnpike Authority, Revenue Bonds, Refunding	5.00	7/1/2035	750,000		991,605
North Carolina Turnpike Authority, Revenue Bonds, Refunding	5.00	7/1/2036	750,000		987,450
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2038	5,000,000		6,140,500
				20,454,522
North Dakota - .2%
Grand Forks County, Revenue Bonds, Refunding (Green Bond) (Red River Biorefinery)	6.38	12/15/2043	6,000,000		5,369,040
Ohio - 2.6%
Allen County Hospital Facilities, Revenue Bonds (LOC; Bank of Montreal) Ser. C	0.03	6/1/2034	5,400,000	[b]	5,400,000
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	16,500,000		18,578,835
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.25	12/1/2038	2,420,000		2,568,322
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.50	12/1/2053	1,500,000		1,594,995
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.50	12/1/2043	1,580,000		1,680,140
Franklin County, Revenue Bonds, Ser. A	4.00	12/1/2049	2,500,000		2,809,800
Hamilton County Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2032	9,350,000		12,080,667
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	3.00	8/1/2051	1,625,000		1,641,461
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	3.00	8/1/2040	1,600,000		1,674,352
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	4.00	8/1/2051	1,000,000		1,128,950

84

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
Ohio - 2.6% (continued)
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	4.00	8/1/2041	500,000		574,365
Ohio, Revenue Bonds (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/2035	3,000,000		3,419,640
Ohio, Revenue Bonds (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/2039	2,000,000		2,266,320
Ohio Air Quality Development Authority, Revenue Bonds (Pratt Paper Project)	4.25	1/15/2038	2,500,000	[a]	2,766,200
Ohio Turnpike & Infrastructure Commission, Revenue Bonds	5.70	2/15/2034	3,000,000	[g]	3,654,030
Southern Ohio Port Authority, Revenue Bonds (PureCycle Project) Ser. A	7.00	12/1/2042	4,000,000	[a]	4,261,080
				66,099,157
Oregon - 1.0%
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	5.00	6/15/2027	1,275,000		1,609,139
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	5.00	6/15/2022	1,745,000		1,853,469
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	5.00	6/15/2021	1,800,000		1,825,020
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248A	6.50	4/1/2031	2,000,000	[a,f]	550,000
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248D	6.50	4/1/2031	2,000,000	[a,f]	550,000
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248F	11.50	4/1/2031	1,000,000	[f]	275,000
Salem-Keizer School District No. 24J, GO (Insured; School Board Guaranty) Ser. B	5.00	6/15/2035	2,425,000	[g]	3,097,671
Salem-Keizer School District No. 24J, GO (Insured; School Board Guaranty) Ser. B	5.00	6/15/2032	2,700,000	[g]	3,489,534
Salem-Keizer School District No. 24J, GO (Insured; School Board Guaranty) Ser. B	5.00	6/15/2031	2,500,000	[g]	3,248,225
Salem-Keizer School District No. 24J, GO (Insured; School Board Guaranty) Ser. B	5.00	6/15/2034	3,000,000	[g]	3,844,020
Salem-Keizer School District No. 24J, GO (Insured; School Board Guaranty) Ser. B	5.00	6/15/2033	2,200,000	[g]	2,830,102
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/1/2039	700,000	[a]	819,903
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/1/2036	700,000	[a]	826,448
				24,818,531
Pennsylvania - 1.3%
Allegheny County Industrial Development Authority, Revenue Bonds, Refunding (United States Steel Corp.)	4.88	11/1/2024	2,000,000		2,142,740
Allegheny County Industrial Development Authority, Revenue Bonds, Refunding (United States Steel Corp.)	5.13	5/1/2030	1,750,000		1,982,960
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2035	3,500,000		4,259,045
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2034	4,000,000		4,879,320
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	4.00	4/1/2050	4,070,000		4,600,850
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	4.00	4/1/2039	1,500,000		1,732,470
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2050	3,000,000		3,687,060
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2044	1,750,000		1,953,245
Pennsylvania Economic Development Financing Authority, Revenue Bonds (PSEG Power) (LOC; TD Bank NA)	0.03	1/15/2042	300,000	[b]	300,000

85

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
Pennsylvania - 1.3% (continued)
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Tapestry Moon Senior Housing Project)	6.50	12/1/2038	3,000,000	[a]	2,250,000
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (LOC; TD Bank NA)	0.03	12/1/2039	1,050,000	[b]	1,050,000
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. 2nd	0.03	12/1/2038	700,000	[b]	700,000
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	3.00	12/1/2042	2,000,000		2,072,920
				31,610,610
Rhode Island - .4%
Rhode Island Health & Educational Building Corp., Revenue Bonds	5.25	8/15/2043	1,000,000		1,174,280
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College)	5.00	11/1/2045	7,000,000		8,022,070
				9,196,350
South Carolina - .1%
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2036	2,000,000		2,378,580
Tennessee - .4%
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	11/1/2035	5,400,000	[b]	5,400,000
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	7/1/2034	660,000	[b]	660,000
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	1/1/2033	180,000	[b]	180,000
Memphis-Shelby County Industrial Development Board, Tax Allocation Bonds, Refunding (Senior Tax Increment-Graceland Project) Ser. A	4.75	7/1/2027	740,000		730,328
Memphis-Shelby County Industrial Development Board, Tax Allocation Bonds, Refunding (Senior Tax Increment-Graceland Project) Ser. A	5.50	7/1/2037	1,100,000		1,087,009
Memphis-Shelby County Industrial Development Board, Tax Allocation Bonds, Refunding (Senior Tax Increment-Graceland Project) Ser. A	5.63	1/1/2046	750,000		741,675
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	2/1/2036	1,300,000	[b]	1,300,000
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	7/1/2034	700,000	[b]	700,000
				10,799,012
Texas - 9.2%
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) Ser. A	5.00	12/1/2046	1,100,000		1,201,585
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) Ser. A	5.00	12/1/2036	1,315,000		1,463,832
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2053	925,000		990,157
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2048	1,900,000		2,039,479
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2038	1,000,000		1,090,780
Austin Airport System, Revenue Bonds, Ser. A	5.00	11/15/2046	13,120,000		15,257,904
Bexar County Health Facilities Development Corp., Revenue Bonds, Refunding (Army Retirement Residence Foundation Project)	5.00	7/15/2041	1,750,000		1,858,920
Central Texas Regional Mobility Authority, Revenue Bonds, Refunding	5.00	1/1/2046	1,500,000		1,699,515
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	1/1/2040	7,300,000		8,299,151
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. E	5.00	1/1/2045	1,250,000		1,526,050

86

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
Texas - 9.2% (continued)
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. A	5.00	8/15/2022	6,000,000	[d]	6,423,960
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. B	5.00	8/15/2037	16,235,000		18,295,059
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.00	8/15/2032	2,745,000		2,866,439
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2033	1,500,000		1,654,050
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2043	2,770,000		3,025,062
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.50	8/15/2021	1,250,000	[d]	1,279,850
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.75	8/15/2021	1,000,000	[d]	1,025,010
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership) Ser. D	6.13	8/15/2048	18,000,000		20,708,640
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	12/1/2045	3,855,000		4,125,351
Dallas Fort Worth International Airport, Revenue Bonds, Refunding	4.00	11/1/2035	5,000,000		5,973,750
Dallas Fort Worth International Airport, Revenue Bonds, Refunding	4.00	11/1/2034	6,500,000		7,794,605
Dallas Fort Worth International Airport, Revenue Bonds, Refunding	4.00	11/1/2045	2,000,000		2,316,040
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. C	2.92	11/1/2050	3,000,000		3,014,940
Dallas Fort Worth International Airport, Revenue Bonds, Ser. H	5.00	11/1/2021	7,500,000	[d]	7,737,675
Danbury Higher Education Authority, Revenue Bonds, Ser. A	4.00	8/15/2049	5,000,000		5,046,000
Danbury Higher Education Authority, Revenue Bonds, Ser. A	5.13	8/15/2049	2,240,000		2,307,312
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	4.00	10/1/2049	5,000,000		5,698,750
Grand Parkway Transportation Corp., Revenue Bonds, Ser. A	5.00	10/1/2043	5,000,000		6,122,150
Grand Parkway Transportation Corp., Revenue Bonds, Ser. A	5.50	10/1/2023	4,500,000	[d]	5,102,325
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	5.20	10/1/2031	2,000,000	[g]	2,295,000
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	5.40	10/1/2033	2,500,000	[g]	2,867,050
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	5.45	10/1/2034	2,235,000	[g]	2,560,371
Houston Airport System, Revenue Bonds, Refunding (United Airlines)	5.00	7/15/2027	1,000,000		1,165,240
Houston Airport System, Revenue Bonds, Refunding (United Airlines) Ser. A	5.00	7/1/2027	1,000,000		1,164,580
Houston Airport System, Revenue Bonds, Refunding (United Airlines) Ser. C	5.00	7/15/2027	1,000,000		1,165,240
Houston Higher Education Finance Corp., Revenue Bonds	6.50	5/15/2021	1,530,000	[d]	1,549,400
Houston Higher Education Finance Corp., Revenue Bonds	6.50	5/15/2021	1,270,000	[d]	1,286,231
Houston Higher Education Finance Corp., Revenue Bonds, Ser. A	5.88	5/15/2021	140,000		141,618
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	3,250,000	[a]	3,461,770
Newark Higher Education Finance Corp., Revenue Bonds (A+ Charter Schools) Ser. A	5.50	8/15/2035	750,000	[a]	836,363
Newark Higher Education Finance Corp., Revenue Bonds (A+ Charter Schools) Ser. A	5.75	8/15/2045	1,000,000	[a]	1,106,150
North Texas Tollway Authority, Revenue Bonds, Refunding	5.00	1/1/2036	2,800,000		3,356,696
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	4.00	1/2/2038	5,000,000		5,754,100
Port Beaumont Navigation District, Revenue Bonds, Refunding, Ser. A	3.63	1/1/2035	1,500,000	[a]	1,538,565
Port Beaumont Navigation District, Revenue Bonds, Refunding, Ser. A	4.00	1/1/2050	1,500,000	[a]	1,543,980

87

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
Texas - 9.2% (continued)
Pottsboro Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2046	1,000,000		1,068,740
San Antonio Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. B	5.00	8/1/2044	7,140,000		8,267,406
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Methodist Hospitals of Dallas Obligated Group) (LOC; TD Bank NA) Ser. A	0.03	10/1/2041	500,000	[b]	500,000
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2032	1,500,000		1,985,655
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2031	1,700,000		2,220,455
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2030	2,000,000		2,585,420
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation Group)	5.00	12/31/2045	1,000,000		1,120,790
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (NTE Mobility Partners Segments 3)	6.75	6/30/2043	5,000,000		5,682,000
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (NTE Mobility Partners Segments 3)	7.00	12/31/2038	10,000,000		11,438,700
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2039	1,500,000		1,712,910
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2039	1,600,000		1,820,384
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2040	1,500,000		1,704,060
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2037	1,250,000		1,435,250
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2036	3,100,000		3,573,277
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2037	1,250,000		1,432,863
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2038	2,000,000		2,283,180
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2038	2,000,000		2,286,920
Texas Transportation Commission, Revenue Bonds	5.00	8/1/2057	2,000,000		2,296,980
				231,151,685
U.S. Related - 4.5%
Antonio B Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.00	10/1/2034	2,000,000		2,195,540
Antonio B Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.13	10/1/2043	2,000,000		2,197,920
Antonio B Won Pat International Airport Authority, Revenue Bonds, Refunding, Ser. C	6.25	10/1/2034	1,000,000		1,071,660
Antonio B Won Pat International Airport Authority, Revenue Bonds, Refunding, Ser. C	6.38	10/1/2043	1,000,000		1,068,000
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2046	1,500,000		1,668,465
Guam, Revenue Bonds, Refunding, Ser. A	6.00	11/1/2026	2,500,000		2,519,200
Guam, Revenue Bonds, Refunding, Ser. A	6.13	11/1/2031	5,000,000		5,034,900
Guam, Revenue Bonds, Refunding, Ser. A	6.50	11/1/2040	2,000,000		2,013,800
Guam Government Waterworks Authority, Revenue Bonds, Ser. A	5.00	1/1/2050	2,000,000		2,409,980
Puerto Rico, GO, Refunding, Ser. A	5.00	7/1/2041	2,500,000	[f]	1,953,125
Puerto Rico, GO, Refunding, Ser. A	8.00	7/1/2035	10,000,000	[f]	7,787,500
Puerto Rico, GO, Ser. A	5.00	7/1/2027	2,555,000	[f]	2,206,881
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2047	7,500,000	[a]	8,698,275

88

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
U.S. Related - 4.5% (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2030	15,000,000	[a]	17,883,600
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2035	5,000,000	[a]	5,879,850
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Ser. A	5.25	7/1/2042	2,000,000		2,105,420
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Ser. A	5.75	7/1/2037	2,500,000		2,648,250
Puerto Rico Electric Power Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. SS	5.00	7/1/2021	500,000		502,680
Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Ser. DDD	5.00	7/1/2022	2,000,000	[f]	1,725,000
Puerto Rico Electric Power Authority, Revenue Bonds, Ser. A	6.75	7/1/2036	10,000,000	[f]	8,850,000
Puerto Rico GDB Debt Recovery Authority, Revenue Bonds	7.50	8/20/2040	5,200,940		4,446,804
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding, Ser. M	5.00	7/1/2032	220,000	[f]	78,650
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding, Ser. M	5.00	7/1/2025	110,000	[f]	39,325
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. G	5.00	7/1/2042	120,000	[f]	42,900
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. K	5.00	7/1/2030	120,000	[f]	42,900
Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2021	500,000	[f]	68,125
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2031	498,000	[c]	382,409
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2029	387,000	[c]	320,184
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2033	561,000	[c]	398,888
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2051	4,348,000	[c]	957,299
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2046	5,338,000	[c]	1,641,115
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2027	397,000	[c]	349,475
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2024	207,000	[c]	194,808
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.50	7/1/2034	4,311,000		4,705,069
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.55	7/1/2040	208,000		226,730
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.75	7/1/2053	1,526,000		1,665,522
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	5.00	7/1/2058	8,783,000		9,727,524
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.33	7/1/2040	2,112,000		2,271,773
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.54	7/1/2053	63,000		67,891
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.78	7/1/2058	847,000		926,254
Virgin Islands Public Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2029	2,250,000		2,123,910
Virgin Islands Public Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2034	1,500,000		1,375,155
Virgin Islands Public Finance Authority, Revenue Bonds, Ser. A	6.75	10/1/2037	1,250,000		1,256,038
				113,728,794
Utah - .5%
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2044	625,000		736,156
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2049	1,150,000		1,346,236
Utah County, Revenue Bonds (IHC Health Services Inc Obligated Group) Ser. A	4.00	5/15/2043	2,750,000		3,210,460
Utah County, Revenue Bonds (IHC Health Services Inc Obligated Group) Ser. A	5.00	5/15/2050	3,000,000		3,740,490
Utah County, Revenue Bonds (IHC Health Services Inc Obligated Group) Ser. A	5.00	5/15/2043	2,000,000		2,525,260
				11,558,602
Virginia - 2.9%
Arlington County Industrial Development Authority, Revenue Bonds, Refunding (Virginia Hospital Center)	4.00	7/1/2045	5,000,000		5,704,350

89

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
Virginia - 2.9% (continued)
Chesapeake Expressway, Revenue Bonds, Refunding, Ser. B	4.88	7/15/2040	2,000,000	[g]	2,062,820
Richmond Public Utility, Revenue Bonds, Ser. A	4.00	1/15/2050	3,000,000		3,482,430
Roanoke County Economic Development Authority, Revenue Bonds, Refunding (Richfield Living Obligated Group) Ser. A	5.25	9/1/2049	10,000,000		10,047,600
University of Virginia, Revenue Bonds, Refunding, Ser. A1	4.00	4/1/2045	3,950,000		4,349,542
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes Project)	5.00	1/1/2040	7,510,000		7,757,079
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes Project)	5.00	1/1/2040	12,395,000		12,802,795
Virginia Small Business Financing Authority, Revenue Bonds (Elizabeth River Crossing Opco Project)	5.25	1/1/2032	4,000,000		4,189,120
Virginia Small Business Financing Authority, Revenue Bonds (Elizabeth River Crossing Opco Project)	6.00	1/1/2037	1,665,000		1,765,116
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2049	4,500,000		5,202,945
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2056	4,000,000		4,604,520
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (National Senior Campuses Inc Obligated Group) Ser. A	4.00	1/1/2045	3,000,000		3,297,600
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (National Senior Campuses Inc Obligated Group) Ser. A	4.00	1/1/2040	3,000,000		3,329,940
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (National Senior Campuses Inc Obligated Group) Ser. A	4.00	1/1/2051	2,750,000		3,014,962
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (Virginia State University Real Estate Foundation) (LOC; Bank of America NA)	0.01	7/1/2030	100,000	[b]	100,000
				71,710,819
Washington - .7%
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2035	1,250,000		1,628,200
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2034	1,250,000		1,633,113
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Fred Hutchinson Cancer Research Center) Ser. C, 1 Month MUNIPSA +1.05%	1.08	7/3/2023	7,965,000	[e]	8,035,729
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	4.00	12/1/2040	1,000,000	[a]	1,156,950
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	4.00	12/1/2045	1,200,000	[a]	1,368,312
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	4.00	12/1/2048	1,000,000	[a]	1,136,940
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	4.00	9/1/2050	1,000,000		1,131,970
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	9/1/2050	1,500,000		1,853,115
				17,944,329
West Virginia - .7%
West Virginia, GO, Ser. B	5.00	6/1/2041	10,000,000		12,260,700
West Virginia Economic Development Authority, Revenue Bonds (Arch Resources)	5.00	7/1/2025	1,000,000		1,039,460
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Charleston Area Medical Center Obligated Group)	5.00	9/1/2039	1,450,000		1,745,989
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Charleston Area Medical Center Obligated Group)	5.00	9/1/2038	1,500,000		1,810,605
				16,856,754

90

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.0% (continued)
Wisconsin - 1.4%
Public Finance Authority, Revenue Bonds (Maryland Proton Treatment Center) Ser. A1	6.38	1/1/2048	2,500,000	[a]	2,029,425
Public Finance Authority, Revenue Bonds (Nevada State College)	5.00	5/1/2055	5,000,000	[a]	4,341,500
Public Finance Authority, Revenue Bonds (Piedmont Community Charter School)	5.00	6/15/2049	3,440,000		3,929,787
Public Finance Authority, Revenue Bonds (Piedmont Community Charter School)	5.00	6/15/2053	1,000,000		1,136,260
Public Finance Authority, Revenue Bonds, Refunding (Friends Homes Obligated Group)	5.00	9/1/2039	2,230,000	[a]	2,521,037
Public Finance Authority, Revenue Bonds, Refunding (Renown Regional Medical Center)	4.00	6/1/2045	6,515,000		7,345,141
Wisconsin, GO, Refunding, Ser. 2021-2	5.00	5/1/2031	1,500,000		1,991,595
Wisconsin Center District, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2046	3,990,000	[c]	1,596,638
Wisconsin Center District, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2044	8,735,000	[c]	3,789,942
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Marshfield Clinic Health System Obligated Group) Ser. C	5.00	2/15/2047	4,500,000		5,081,580
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Medical College of Wisconsin) (LOC; U.S. Bank NA) Ser. B	0.01	12/1/2033	750,000	[b]	750,000
				34,512,905
Total Long-Term Municipal Investments (cost $2,410,492,117)			2,560,368,759
			Shares
Exchange-Traded Funds - .0%
Registered Investment Companies - .0%
iShares National Muni Bond ETF (cost $1,000,244)			8,537		986,792
Total Investments (cost $2,426,688,773)			102.6%	2,575,744,031
Liabilities, Less Cash and Receivables			(2.6%)	(66,077,474)
Net Assets			100.0%	2,509,666,557

ETF—Exchange-Traded Fund
a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2021, these securities were valued at $244,520,024 or 9.74% of net assets.
b The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
e Variable rate security—rate shown is the interest rate in effect at period end.
f Non-income producing—security in default.
g Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

91

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
General	16.9
Education	16.2
Transportation	13.7
General Obligation	10.5
Medical	8.0
Development	6.8
Airport	6.8
School District	4.9
Tobacco Settlement	3.2
Prerefunded	3.1
Water	2.9
Housing	2.6
Nursing Homes	2.1
Power	2.1
Multifamily Housing	1.7
Pollution	.4
Facilities	.3
Special Tax	.3
Utilities	.1
Exchange-Traded Funds	.0
102.6

† Based on net assets.
See notes to financial statements.

92

STATEMENT OF FUTURES
February 28, 2021 (Unaudited)

BNY Mellon Municipal Opportunities Fund

Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized Appreciation ($)
Futures Short
U.S. Treasury 10 Year Notes	50	6/21/2021	6,713,319	6,635,938	77,381
U.S. Treasury Long Bond	100	6/21/2021	16,170,403	15,921,875	248,528
U.S. Treasury Ultra Long Bond	950	6/21/2021	180,561,552	179,609,375	952,177
Ultra 10 Year U.S. Treasury Notes	300	6/21/2021	44,762,208	44,203,125	559,083
Gross Unrealized Appreciation				1,837,169

See notes to financial statements.

93

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	CIFG	CDC Ixis Financial Guaranty
COP	Certificate of Participation	CP	Commercial Paper
DRIVERS	Derivative Inverse Tax-Exempt Receipts	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-Bill	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

94

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2021 (Unaudited)

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Assets ($):
Investments in securities—See Statements of Investments†	2,803,632,613	1,052,125,415	204,953,285	342,943,939
Interest receivable	28,166,312	7,766,744	2,115,610	2,636,582
Receivable for investment securities sold	6,744,467	-	-	-
Receivable for shares of Beneficial Interest subscribed	4,199,711	455,650	386,466	670,035
Prepaid expenses	39,630	26,038	16,797	15,430
	2,842,782,733	1,060,373,847	207,472,158	346,265,986
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	1,023,994	377,119	103,323	128,576
Cash overdraft due to Custodian	3,517,974	626,225	171,312	344,745
Payable for investment securities purchased	82,788,169	58,766,381	5,048,940	8,906,727
Payable for shares of Beneficial Interest redeemed	1,661,771	1,886,139	211,738	63,853
Trustees’ fees and expenses payable	33,973	27,780	4,679	9,067
Other accrued expenses	103,013	60,203	42,374	45,427
	89,128,894	61,743,847	5,582,366	9,498,395
Net Assets ($)	2,753,653,839	998,630,000	201,889,792	336,767,591
Composition of Net Assets ($):
Paid-in capital	2,603,826,286	988,478,239	191,225,719	320,446,342
Total distributable earnings (loss)	149,827,553	10,151,761	10,664,073	16,321,249
Net Assets ($)	2,753,653,839	998,630,000	201,889,792	336,767,591
† Investments at cost ($)	2,662,390,840	1,041,002,972	194,882,059	326,717,352
Net Asset Value Per Share
Class M
Net Assets ($)	2,678,061,731	983,487,654	192,996,351	326,439,174
Shares Outstanding	190,908,265	76,055,423	15,403,756	24,917,535
Net Asset Value Per Share ($)	14.03	12.93	12.53	13.10
Investor Shares
Net Assets ($)	75,592,108	15,142,346	8,893,441	10,328,417
Shares Outstanding	5,395,358	1,171,799	710,743	788,626
Net Asset Value Per Share ($)	14.01	12.92	12.51	13.10

See notes to financial statements.

95

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Assets ($):
Investments in securities—See Statements of Investments†	168,383,336	2,575,744,031
Cash collateral held by broker—Note 4	-	8,582,500
Receivable for investment securities sold	1,834,213	-
Interest receivable	1,670,837	22,379,198
Receivable for shares of Beneficial Interest subscribed	32,317	4,215,101
Prepaid expenses	19,465	49,826
	171,940,168	2,610,970,656
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	63,754	1,222,362
Cash overdraft due to Custodian	143,622	3,302,340
Payable for investment securities purchased	4,234,723	91,827,102
Payable for shares of Beneficial Interest redeemed	3,089	1,350,817
Trustees’ fees and expenses payable	4,101	54,760
Payable for futures variation margin—Note 4	-	3,441,406
Other accrued expenses	41,821	105,312
	4,491,110	101,304,099
Net Assets ($)	167,449,058	2,509,666,557
Composition of Net Assets ($):
Paid-in capital	160,159,887	2,349,379,103
Total distributable earnings (loss)	7,289,171	160,287,454
Net Assets ($)	167,449,058	2,509,666,557
† Investments at cost ($)	161,855,398	2,426,688,773
Net Asset Value Per Share
Class M
Net Assets ($)	156,594,121	2,434,692,971
Shares Outstanding	13,832,851	176,810,899
Net Asset Value Per Share ($)	11.32	13.77
Investor Shares
Net Assets ($)	10,854,937	74,973,586
Shares Outstanding	958,295	5,442,308
Net Asset Value Per Share ($)	11.33	13.78

See notes to financial statements.

96

STATEMENTS OF OPERATIONS
Six Months Ended February 28, 2021 (Unaudited)

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Income ($):
Interest Income	33,285,686	8,267,467	2,587,605	3,938,352
Expenses:
Investment advisory fee—Note 3(a)	4,698,039	1,801,182	491,225	573,123
Administration fee—Note 3(a)	1,646,897	631,844	120,536	200,903
Trustees’ fees and expenses—Note 3(c)	118,557	54,295	9,590	17,670
Shareholder servicing costs—Note 3(b)	87,548	19,641	11,494	12,194
Loan commitment fees—Note 2	78,551	30,748	5,766	9,423
Registration fees	45,996	21,529	16,311	16,527
Professional fees	44,132	25,725	20,274	26,628
Custodian fees—Note 3(b)	30,842	15,525	4,673	5,735
Chief Compliance Officer fees—Note 3(b)	7,299	7,299	7,299	7,299
Prospectus and shareholders’ reports	5,846	6,905	5,082	5,318
Miscellaneous	68,214	34,885	18,806	22,071
Total Expenses	6,831,921	2,649,578	711,056	896,891
Investment Income—Net	26,453,765	5,617,889	1,876,549	3,041,461
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	10,442,111	1,914,746	583,654	355,323
Net change in unrealized appreciation (depreciation) on investments	(13,837,486)	(3,200,903)	(1,262,201)	(877,397)
Net Realized and Unrealized Gain (Loss) on Investments	(3,395,375)	(1,286,157)	(678,547)	(522,074)
Net Increase in Net Assets Resulting from Operations	23,058,390	4,331,732	1,198,002	2,519,387

See notes to financial statements.

97

STATEMENTS OF OPERATIONS (Unaudited) (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Investment Income ($):
Income:
Interest	2,033,750	38,871,126
Cash dividends from unaffiliated issuers	-	1,550
Total Income	2,033,750	38,872,676
Expenses:
Investment advisory fee—Note 3(a)	406,935	5,866,805
Administration fee—Note 3(a)	99,853	1,438,779
Professional fees	23,041	40,062
Registration fees	15,983	59,123
Shareholder servicing costs—Note 3(b)	13,375	82,147
Trustees’ fees and expenses—Note 3(c)	8,959	118,612
Chief Compliance Officer fees—Note 3(b)	7,299	7,299
Prospectus and shareholders’ reports	5,601	7,072
Loan commitment fees—Note 2	4,584	66,839
Custodian fees—Note 3(b)	3,738	29,184
Miscellaneous	15,552	66,846
Total Expenses	604,920	7,782,768
Less—reduction in expenses due to undertakings—Note 3(a)	(111,668)	-
Net Expenses	493,252	7,782,768
Investment Income—Net	1,540,498	31,089,908
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,061,619	9,828,793
Net realized gain (loss) on futures	-	17,807,768
Net Realized Gain (Loss)	1,061,619	27,636,561
Net change in unrealized appreciation (depreciation) on investments	(472,303)	12,738,288
Net change in unrealized appreciation (depreciation) on futures	-	1,449,677
Net Change in Unrealized Appreciation (Depreciation)	(472,303)	14,187,965
Net Realized and Unrealized Gain (Loss) on Investments	589,316	41,824,526
Net Increase in Net Assets Resulting from Operations	2,129,814	72,914,434

See notes to financial statements.

98

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate Municipal Bond Fund		BNY Mellon National Short-Term Municipal Bond Fund
	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020
Operations ($):
Investment income—net	26,453,765	55,749,161	5,617,889	14,605,823
Net realized gain (loss) on investments	10,442,111	5,826,617	1,914,746	(109,368)
Net change in unrealized appreciation (depreciation) on investments	(13,837,486)	(80,504)	(3,200,903)	2,123,814
Net Increase (Decrease) in Net Assets Resulting from Operations	23,058,390	61,495,274	4,331,732	16,620,269
Distributions ($):
Distributions to shareholders:
Class M	(35,188,167)	(54,343,427)	(5,558,495)	(14,240,637)
Investor Shares	(863,795)	(1,176,041)	(66,506)	(161,043)
Total Distributions	(36,051,962)	(55,519,468)	(5,625,001)	(14,401,680)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	317,924,030	593,798,573	171,650,806	317,647,923
Investor Shares	31,887,003	61,288,554	10,284,990	21,706,222
Distributions reinvested:
Class M	6,700,466	6,946,978	808,302	2,364,760
Investor Shares	700,501	939,762	57,049	131,518
Cost of shares redeemed:
Class M	(218,989,764)	(520,202,802)	(231,533,929)	(407,844,215)
Investor Shares	(20,529,280)	(49,889,531)	(9,149,662)	(22,513,065)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	117,692,956	92,881,534	(57,882,444)	(88,506,857)
Total Increase (Decrease) in Net Assets	104,699,384	98,857,340	(59,175,713)	(86,288,268)
Net Assets ($):
Beginning of Period	2,648,954,455	2,550,097,115	1,057,805,713	1,144,093,981
End of Period	2,753,653,839	2,648,954,455	998,630,000	1,057,805,713
Capital Share Transactions (Shares):
Class Ma
Shares sold	22,480,985	42,676,595	13,256,578	24,690,689
Shares issued for distributions reinvested	473,294	499,405	62,419	183,815
Shares redeemed	(15,494,576)	(37,734,967)	(17,872,625)	(31,785,268)
Net Increase (Decrease) in Shares Outstanding	7,459,703	5,441,033	(4,553,628)	(6,910,764)
Investor Shares[a]
Shares sold	2,256,248	4,432,411	794,848	1,688,381
Shares issued for distributions reinvested	49,589	67,624	4,408	10,233
Shares redeemed	(1,452,155)	(3,608,651)	(706,584)	(1,752,210)
Net Increase (Decrease) in Shares Outstanding	853,682	891,384	92,672	(53,596)

[a] During the period ended February 28, 2021, 2,180,986 Class M shares representing $30,858,359 were exchanged for 2,183,648 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 782,760 Class M shares representing $10,135,088 were exchanged for 783,268 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund. During the period ended August 31, 2020, 4,344,362 Class M shares representing $60,149,605 were exchanged for 4,349,296 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 1,678,512 Class M shares representing $21,592,194 were exchanged for 1,679,735 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund.

See notes to financial statements.

99

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund		BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020
Operations ($):
Investment income—net	1,876,549	4,091,110	3,041,461	6,615,075
Net realized gain (loss) on investments	583,654	1,509,988	355,323	(148,475)
Net change in unrealized appreciation (depreciation) on investments	(1,262,201)	(787,605)	(877,397)	(452,399)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,198,002	4,813,493	2,519,387	6,014,201
Distributions ($):
Distributions to shareholders:
Class M	(2,987,700)	(4,275,227)	(2,978,235)	(6,470,141)
Investor Shares	(134,804)	(171,460)	(78,793)	(152,559)
Total Distributions	(3,122,504)	(4,446,687)	(3,057,028)	(6,622,700)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	22,862,222	24,928,156	30,734,710	52,136,749
Investor Shares	371,297	7,910,815	3,436,597	6,355,651
Distributions reinvested:
Class M	612,024	308,830	374,616	893,098
Investor Shares	109,059	135,275	63,705	115,344
Cost of shares redeemed:
Class M	(12,498,525)	(33,367,972)	(16,511,656)	(56,496,839)
Investor Shares	(757,411)	(6,930,612)	(1,401,743)	(5,588,211)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	10,698,666	(7,015,508)	16,696,229	(2,584,208)
Total Increase (Decrease) in Net Assets	8,774,164	(6,648,702)	16,158,588	(3,192,707)
Net Assets ($):
Beginning of Period	193,115,628	199,764,330	320,609,003	323,801,710
End of Period	201,889,792	193,115,628	336,767,591	320,609,003
Capital Share Transactions (Shares):
Class Ma
Shares sold	1,807,740	1,985,576	2,330,958	4,012,995
Shares issued for distributions reinvested	48,352	24,730	28,448	68,785
Shares redeemed	(988,199)	(2,676,204)	(1,252,768)	(4,391,336)
Net Increase (Decrease) in Shares Outstanding	867,893	(665,898)	1,106,638	(309,556)
Investor Shares[a]
Shares sold	29,410	631,315	261,100	490,773
Shares issued for distributions reinvested	8,634	10,821	4,838	8,870
Shares redeemed	(59,906)	(549,728)	(106,629)	(437,604)
Net Increase (Decrease) in Shares Outstanding	(21,862)	92,408	159,309	62,039

[a] During the period ended February 28, 2021, 29,352 Class M shares representing $371,091 were exchanged for 29,393 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 248,065 Class M shares representing $3,266,183 were exchanged for 248,199 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund. During the period ended August 31, 2020, 493,214 Class M shares representing $6,169,658 were exchanged for 493,937 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 474,059 Class M shares representing $6,138,777 were exchanged for 474,222 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund.

See notes to financial statements.

100

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund		BNY Mellon Municipal Opportunities Fund
	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020
Operations ($):
Investment income—net	1,540,498	3,359,944	31,089,908	59,894,703
Net realized gain (loss) on investments	1,061,619	987,898	27,636,561	6,957,290
Net change in unrealized appreciation (depreciation) on investments	(472,303)	(2,363,235)	14,187,965	(20,606,930)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,129,814	1,984,607	72,914,434	46,245,063
Distributions ($):
Distributions to shareholders:
Class M	(2,516,963)	(4,115,366)	(30,391,789)	(58,327,439)
Investor Shares	(156,997)	(272,804)	(793,041)	(1,673,386)
Total Distributions	(2,673,960)	(4,388,170)	(31,184,830)	(60,000,825)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	13,659,324	21,402,720	372,728,592	571,583,571
Investor Shares	762,054	647,951	34,737,334	50,804,622
Distributions reinvested:
Class M	647,446	813,133	7,857,530	16,700,188
Investor Shares	146,361	248,227	697,917	1,458,998
Cost of shares redeemed:
Class M	(7,695,033)	(18,047,195)	(173,669,895)	(307,516,025)
Investor Shares	(526,381)	(1,270,389)	(16,801,623)	(58,938,257)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	6,993,771	3,794,447	225,549,855	274,093,097
Total Increase (Decrease) in Net Assets	6,449,625	1,390,884	267,279,459	260,337,335
Net Assets ($):
Beginning of Period	160,999,433	159,608,549	2,242,387,098	1,982,049,763
End of Period	167,449,058	160,999,433	2,509,666,557	2,242,387,098
Capital Share Transactions (Shares):
Class Ma
Shares sold	1,197,545	1,891,409	27,169,130	43,651,354
Shares issued for distributions reinvested	56,804	71,778	574,028	1,244,694
Shares redeemed	(674,930)	(1,595,204)	(12,712,657)	(23,200,225)
Net Increase (Decrease) in Shares Outstanding	579,419	367,983	15,030,501	21,695,823
Investor Shares[a]
Shares sold	66,844	57,683	2,537,057	3,791,135
Shares issued for distributions reinvested	12,850	21,920	50,922	108,506
Shares redeemed	(46,326)	(112,597)	(1,228,136)	(4,454,828)
Net Increase (Decrease) in Shares Outstanding	33,368	(32,994)	1,359,843	(555,187)

[a] During the period ended February 28, 2021, 66,703 Class M shares representing $760,254 were exchanged for 66,687 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 1,884,131 Class M shares representing $25,672,984 were exchanged for 1,883,241 Investor shares for BNY Mellon Municipal Opportunities Fund. During the period ended August 31, 2020, 42,589 Class M shares representing $473,037 were exchanged for 42,551 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 3,049,545 Class M shares representing $40,913,771 were exchanged for 3,047,777 Investor shares for BNY Mellon Municipal Opportunities Fund.

See notes to financial statements.

101

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Six Months Ended
	February 28, 2021		Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	(Unaudited)		2020	2019	2018		2017	2016
Per Share Data ($):
Net asset value, beginning of period	14.09		14.04	13.29	13.64		14.00	13.56
Investment Operations:
Investment income—net[a]	.14		.30	.33	.34		.34	.36
Net realized and unrealized gain (loss) on investments	(.01)		.05	.75	(.35)		(.27)	.43
Total from Investment Operations	.13		.35	1.08	(.01)		.07	.79
Distributions:
Dividends from investment income—net	(14)		(.30)	(.33)	(.34)		(.34)	(.35)
Dividends from net realized gain on investments	(.05)		-	-	(.00)	[b]	(.09)	(.00)	[b]
Total Distributions	(.19)		(.30)	(.33)	(.34)		(.43)	(.35)
Net asset value, end of period	14.03		14.09	14.04	13.29		13.64	14.00
Total Return (%)	.91	[c]	2.54	8.26	(.05)		.60	5.94
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	[d]	.50	.50	.50		.50	.50
Ratio of net expenses to average net assets	.50	[d]	.50	.50	.50		.50	.50
Ratio of net investment income to average net assets	1.98	[d]	2.16	2.45	2.54		2.52	2.58
Portfolio Turnover Rate	22.57	[c]	45.62	61.91	38.75		32.14	18.61
Net Assets, end of period ($ x 1,000)	2,678,062		2,585,034	2,498,913	2,144,898		2,093,660	2,223,660

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

102

	Investor Shares
	Six Months Ended
	February 28, 2021		Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	(Unaudited)		2020	2019	2018		2017	2016
Per Share Data ($):
Net asset value, beginning of period	14.07		14.02	13.28	13.63		13.99	13.54
Investment Operations:
Investment income—net[a]	.12		.27	.30	.31		.31	.32
Net realized and unrealized gain (loss) on investments	(.01)		.04	.74	(.36)		(.27)	.45
Total from Investment Operations	.11		.31	1.04	(.05)		.04	.77
Distributions:
Dividends from investment income—net	(.12)		(.26)	(.30)	(.30)		(.31)	(.32)
Dividends from net realized gain on investments	(.05)		-	-	(.00)	[b]	(.09)	(.00)	[b]
Total Distributions	(.17)		(.26)	(.30)	(.30)		(.40)	(.32)
Net asset value, end of period	14.01		14.07	14.02	13.28		13.63	13.99
Total Return (%)	.79	[c]	2.29	7.92	(.30)		.35	5.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	[d]	.75	.75	.75		.75	.75
Ratio of net expenses to average net assets	.75	[d]	.75	.75	.75		.75	.75
Ratio of net investment income to average net assets	1.73	[d]	1.92	2.22	2.29		2.27	2.33
Portfolio Turnover Rate	22.52	[c]	45.62	61.91	38.75		32.14	18.61
Net Assets, end of period ($ x 1,000)	75,592		63,920	51,184	47,265		52,216	55,272

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

103

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 28, 2021		Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.95		12.91	12.71	12.83	12.87	12.83
Investment Operations:
Investment income—net[a]	.07		.17	.18	.14	.12	.11
Net realized and unrealized gain (loss) on investments	(.02)		.04	.20	(.12)	(.02)	.05
Total from Investment Operations	.05		.21	.38	.02	.10	.16
Distributions:
Dividends from investment income—net	(.07)		(.17)	(.18)	(.14)	(.12)	(.11)
Dividends from net realized gain on investments	-		-	-	-	(.02)	(.01)
Total Distributions	(.07)		(.17)	(.18)	(.14)	(.14)	(.12)
Net asset value, end of period	12.93		12.95	12.91	12.71	12.83	12.87
Total Return (%)	.39	[b]	1.64	3.03	.18	.76	1.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	[c]	.51	.50	.51	.51	.51
Ratio of net expenses to average net assets	.51	[c]	.51	.50	.51	.51	.51
Ratio of net investment income to average net assets	1.10	[c]	1.34	1.44	1.12	.94	.84
Portfolio Turnover Rate	36.55	[b]	92.41	128.58	58.52	35.60	51.47
Net Assets, end of period ($ x 1,000)	983,488		1,043,840	1,129,486	912,838	889,237	1,104,162

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

104

	Investor Shares
	Six Months Ended
	February 28, 2021		Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.94		12.90	12.70	12.82	12.86	12.82
Investment Operations:
Investment income—net[a]	.06		.14	.15	.11	.09	.08
Net realized and unrealized gain (loss) on investments	(.02)		.04	.20	(.12)	(.02)	.05
Total from Investment Operations	.04		.18	.35	(.01)	.07	.13
Distributions:
Dividends from investment income—net	(.06)		(.14)	(.15)	(.11)	(.09)	(.08)
Dividends from net realized gain on investments	-		-	-	-	(.02)	(.01)
Total Distributions	(.06)		(.14)	(.15)	(.11)	(.11)	(.09)
Net asset value, end of period	12.92		12.94	12.90	12.70	12.82	12.86
Total Return (%)	.27	[b]	1.39	2.78	(.07)	.52	.97
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	[c]	.76	.75	.76	.76	.76
Ratio of net expenses to average net assets	.76	[c]	.76	.75	.76	.76	.76
Ratio of net investment income to average net assets	.85	[c]	1.09	1.20	.87	.72	.60
Portfolio Turnover Rate	36.55	[b]	92.41	128.58	58.52	35.60	51.47
Net Assets, end of period ($ x 1,000)	15,142		13,965	14,608	9,158	13,526	5,880

a  Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

105

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 28, 2021		Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.65		12.61	11.95	12.24	12.68	12.31
Investment Operations:
Investment income—net[a]	.12		.27	.29	.29	.30	.32
Net realized and unrealized gain (loss) on investments	(.04)		.06	.66	(.27)	(.24)	.41
Total from Investment Operations	.08		.33	.95	.02	.06	.73
Distributions:
Dividends from investment income—net	(.12)		(.27)	(.29)	(.29)	(.30)	(.32)
Dividends from net realized gain on investments	(.08)		(.02)	-	(.02)	(.20)	(.04)
Total Distributions	(.20)		(.29)	(.29)	(.31)	(.50)	(.36)
Net asset value, end of period	12.53		12.65	12.61	11.95	12.24	12.68
Total Return (%)	.63	[b]	2.68	8.09	.22	.55	5.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	[c]	.72	.70	.70	.70	.69
Ratio of net expenses to average net assets	.71	[c]	.71	.70	.70	.70	.69
Ratio of net investment income to average net assets	1.92	[c]	2.15	2.41	2.44	2.44	2.52
Portfolio Turnover Rate	27.06	[b]	51.36	69.91	38.13	20.07	25.94
Net Assets, end of period ($ x 1,000)	192,996		183,861	191,702	184,216	209,457	255,017

a  Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

106

	Investor Shares
	Six Months Ended
	February 28, 2021		Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.63		12.59	11.93	12.23	12.67	12.29
Investment Operations:
Investment income—net[a]	.11		.24	.26	.27	.27	.28
Net realized and unrealized gain (loss) on investments	(.04)		.06	.66	(.29)	(.24)	.42
Total from Investment Operations	.07		.30	.92	(.02)	.03	.70
Distributions:
Dividends from investment income—net	(.11)		(.24)	(.26)	(.26)	(.27)	(.28)
Dividends from net realized gain on investments	(.08)		(.02)	-	(.02)	(.20)	(.04)
Total Distributions	(.19)		(.26)	(.26)	(.28)	(.47)	(.32)
Net asset value, end of period	12.51		12.63	12.59	11.93	12.23	12.67
Total Return (%)	.51	[b]	2.43	7.83	(.12)	.30	5.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	[c]	.97	.95	.95	.95	.94
Ratio of net expenses to average net assets	.96	[c]	.97	.95	.95	.95	.94
Ratio of net investment income to average net assets	1.68	[c]	1.90	2.15	2.19	2.20	2.27
Portfolio Turnover Rate	27.06	[b]	51.36	69.91	38.13	20.07	25.94
Net Assets, end of period ($ x 1,000)	8,893		9,255	8,063	5,473	5,043	5,981

a  Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

107

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 28, 2021		Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	(Unaudited)		2020		2019	2018		2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.12		13.12		12.40	12.75		13.16	12.73
Investment Operations:
Investment income—net[a]	.12		.27		.29	.30		.30	.31
Net realized and unrealized gain (loss) on investments	(.02)		(.00)	[b]	.72	(.35)		(.28)	.43
Total from Investment Operations	.10		.27		1.01	(.05)		.02	.74
Distributions:
Dividends from investment income—net	(.12)		(.27)		(.29)	(.30)		(.30)	(.31)
Dividends from net realized gain on investments	-		-		-	(.00)	[b]	(.13)	-
Total Distributions	(.12)		(.27)		(.29)	(.30)		(.43)	(.31)
Net asset value, end of period	13.10		13.12		13.12	12.40		12.75	13.16
Total Return (%)	.78	[c]	2.10		8.28	(.32)		.24	5.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54	[d]	.54		.53	.54		.54	.54
Ratio of net expenses to average net assets	.54	[d]	.54		.53	.54		.54	.54
Ratio of net investment income to average net assets	1.86	[d]	2.08		2.32	2.43		2.35	2.39
Portfolio Turnover Rate	19.55	[c]	52.29		80.68	38.51		31.61	28.71
Net Assets, end of period ($ x 1,000)	326,439		312,356		316,364	297,515		297,243	360,108

a  Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.
See notes to financial statements.

108

	Investor Shares
	Six Months Ended
	February 28, 2021		Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	(Unaudited)		2020		2019	2018		2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.11		13.11		12.40	12.75		13.15	12.73
Investment Operations:
Investment income—net[a]	.11		.24		.26	.27		.27	.28
Net realized and unrealized gain (loss) on investments	(.01)		(.00)	[b]	.71	(.35)		(.27)	.42
Total from Investment Operations	.10		.24		.97	(.08)		-	.70
Distributions:
Dividends from investment income—net	(.11)		(.24)		(.26)	(.27)		(.27)	(.28)
Dividends from net realized gain on investments	-		-		-	(.00)	[b]	(.13)	-
Total Distributions	(.11)		(.24)		(.26)	(.27)		(.40)	(.28)
Net asset value, end of period	13.10		13.11		13.11	12.40		12.75	13.15
Total Return (%)	.66	[c]	1.92		7.93	(.56)		.06	5.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	[d]	.79		.78	.79		.79	.79
Ratio of net expenses to average net assets	.79	[d]	.79		.78	.79		.79	.79
Ratio of net investment income to average net assets	1.62	[d]	1.83		2.08	2.18		2.12	2.15
Portfolio Turnover Rate	19.55	[c]	52.29		80.68	38.51		31.61	28.71
Net Assets, end of period ($ x 1,000)	10,328		8,253		7,437	7,046		9,395	8,410

a  Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.
See notes to financial statements.

109

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 28, 2021		Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	(Unaudited)		2020	2019	2018		2017	2016
Per Share Data ($):
Net asset value, beginning of period	11.35		11.53	10.91	11.20		11.62	11.24
Investment Operations:
Investment income—net[a]	.11		.24	.26	.26		.26	.29
Net realized and unrealized gain (loss) on investments	.05		(.11)	.63	(.29)		(.24)	.41
Total from Investment Operations	.16		.13	.89	(.03)		.02	.70
Distributions:
Dividends from investment income—net	(.11)		(.24)	(.26)	(.26)		(.26)	(.29)
Dividends from net realized gain on investments	(.08)		(.07)	(.01)	(.00)	[b]	(.18)	(.03)
Total Distributions	(.19)		(.31)	(.27)	(.26)		(.44)	(.32)
Net asset value, end of period	11.32		11.35	11.53	10.91		11.20	11.62
Total Return (%)	1.38	[c]	1.20	8.28	(.22)		.31	6.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	[d]	.73	.72	.72		.73	.72
Ratio of net expenses to average net assets	.59	[d]	.59	.59	.59		.59	.59
Ratio of net investment income to average net assets	1.91	[d]	2.12	2.35	2.36		2.38	2.53
Portfolio Turnover Rate	34.38	[c]	79.52	90.17	45.71		37.78	36.53
Net Assets, end of period ($ x 1,000)	156,594		150,490	148,558	147,343		152,923	175,053

a  Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.
See notes to financial statements.

110

	Investor Shares
	Six Months Ended
	February 28, 2021		Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	(Unaudited)		2020	2019	2018		2017	2016
Per Share Data ($):
Net asset value, beginning of period	11.36		11.54	10.92	11.20		11.62	11.24
Investment Operations:
Investment income—net[a]	.09		.21	.23	.23		.24	.26
Net realized and unrealized gain (loss) on investments	.05		(.11)	.63	(.28)		(.24)	.41
Total from Investment Operations	.14		.10	.86	(.05)		-	.67
Distributions:
Dividends from investment income—net	(.09)		(.21)	(.23)	(.23)		(.24)	(.26)
Dividends from net realized gain on investments	(.08)		(.07)	(.01)	(.00)	[b]	(.18)	(.03)
Total Distributions	(.17)		(.28)	(.24)	(.23)		(.42)	(.29)
Net asset value, end of period	11.33		11.36	11.54	10.92		11.20	11.62
Total Return (%)	1.26	[c]	.95	8.00	(.38)		.07	6.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	[d]	.98	.97	.97		.98	.97
Ratio of net expenses to average net assets	.84	[d]	.84	.84	.84		.84	.84
Ratio of net investment income to average net assets	1.66	[d]	1.88	2.11	2.11		2.13	2.28
Portfolio Turnover Rate	34.38	[c]	79.52	90.17	45.71		37.78	36.53
Net Assets, end of period ($ x 1,000)	10,855		10,509	11,051	11,334		13,093	14,322

a  Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.
See notes to financial statements.

111

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 28, 2021		Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	(Unaudited)		2020	2019		2018		2017		2016
Per Share Data ($):
Net asset value, beginning of period	13.52		13.70	13.12		13.15		13.46		12.99
Investment Operations:
Investment income—net[a]	.18		.40	.43		.44		.45		.50
Net realized and unrealized gain (loss) on investments	.25		(.17)	.57		(.02)		(.32)		.45
Total from Investment Operations	.43		.23	1.00		.42		.13		.95
Distributions:
Dividends from investment income—net	(.18)		(.41)	(.42)		(.45)		(.44)		(.48)
Dividends from net realized gain on investments	-		-	(.00)	[b]	(.00)	[b]	(.00)	[b]	-
Total Distributions	(.18)		(.41)	(.42)		(.45)		(.44)		(.48)
Net asset value, end of period	13.77		13.52	13.70		13.12		13.15		13.46
Total Return (%)	3.21	[c]	1.79	7.77		3.27		1.11		7.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66	[d]	.69	.73		.75		.73		.71
Ratio of net expenses to average net assets	.66	[d]	.69	.73		.75		.73		.71
Ratio of interest and expense related to floating rate notes issued to average net assets	-		.04	.08		.10		.07		.05
Ratio of net investment income to average net assets	2.66	[d]	3.02	3.22		3.43		3.44		3.79
Portfolio Turnover Rate	29.41	[c]	75.12	72.96		41.48		34.78		31.92
Net Assets, end of period ($ x 1,000)	2,434,693		2,187,170	1,918,499		1,432,351		1,257,498		1,084,650

a  Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.
See notes to financial statements.

112

	Investor Shares
	Six Months Ended
	February 28, 2021		Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	(Unaudited)		2020	2019		2018		2017		2016
Per Share Data ($):
Net asset value, beginning of period	13.53		13.70	13.13		13.16		13.46		12.99
Investment Operations:
Investment income—net[a]	.16		.38	.39		.40		.41		.47
Net realized and unrealized gain (loss) on investments	.26		(.18)	.57		(.02)		(.30)		.44
Total from Investment Operations	.42		.20	.96		.38		.11		.91
Distributions:
Dividends from investment income—net	(.17)		(.37)	(.39)		(.41)		(.41)		(.44)
Dividends from net realized gain on investments	-		-	(.00)	[b]	(.00)	[b]	(.00)	[b]	-
Total Distributions	(.17)		(.37)	(.39)		(.41)		(.41)		(.44)
Net asset value, end of period	13.78		13.53	13.70		13.13		13.16		13.46
Total Return (%)	3.08	[c]	1.54	7.50		3.01		.95		7.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	[d]	.94	.98		1.00		.99		.96
Ratio of net expenses to average net assets	.91	[d]	.94	.98		1.00		.99		.96
Ratio of interest and expense related to floating rate notes issued to average net assets	-		.04	.08		.10		.07		.05
Ratio of net investment income to average net assets	2.41	[d]	2.77	2.97		3.12		3.14		3.55
Portfolio Turnover Rate	29.41	[c]	75.12	72.96		41.48		34.78		31.92
Net Assets, end of period ($ x 1,000)	74,974		55,217	63,551		32,924		57,865		25,463

a  Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.
Vxcv See notes to financial statements.

113

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-three series, including the following non-diversified funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. BNY Mellon Municipal Opportunities Fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. BNY Melon Municipal Opportunities Fund reopened to new and existing investors. The fund reserves the right to close again to new and/or existing investors at any time.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain administrative services. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased

114

significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), futures are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

BNY Mellon Municipal Opportunities Fund: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 28, 2021 in valuing each fund’s investments:

115

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 1—Fair Value Measurements
	Investments in Securities†
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon National Intermediate Municipal Bond Fund
Municipal Securities	-	-	2,803,632,613	-	-	-	2,803,632,613
BNY Mellon National Short-Term Municipal Bond Fund
Municipal Securities	-	-	1,052,125,415	-	-	-	1,052,125,415
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Municipal Securities	-	-	204,953,285	-	-	-	204,953,285
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Municipal Securities	-	-	342,943,939	-	-	-	342,943,939
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Municipal Securities	-	-	168,383,336	-	-	-	168,383,336
BNY Mellon Municipal Opportunities Fund
Corporate Bonds	-	-	14,388,480	-	-	-	14,388,480
Exchange-Traded Funds	986,792	-	-	-	-	-	986,792
Municipal Securities	-	-	2,560,368,759	-	-	-	2,560,368,759
Other Financial Instruments:
Futures††	1,837,169	-	-	-	-	-	1,837,169

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statements of Assets and Liabilities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the funds.

(c) Risk: Certain events particular to the industries in which each fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect each fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent each fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase each fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

116

(d) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2021, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 28, 2021, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 2 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, realized subsequent to August 31, 2020.

Table 3 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2020. The tax character of current year distributions will be determined at the end of the current fiscal year.

Table 2—Capital Loss Carryover
	Short-Term Losses($)†	Long-Term Losses($)†	Total($)
BNY Mellon National Short-Term Municipal Bond Fund	3,244,518	-	3,244,518
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	257,349	-	257,349
BNY Mellon Municipal Opportunities Fund	2,232,919	17,548,539	19,781,458

† These capital losses can be carried forward for an unlimited period.

Table 3—Tax Character of Distributions Paid
	2020
	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon National Intermediate Municipal Bond Fund	55,465,612	53,856	-
BNY Mellon National Short-Term Municipal Bond Fund	14,374,458	27,222	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	4,086,339	907	359,441
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	6,618,956	3,744	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	3,356,970	1,614	1,029,586
BNY Mellon Municipal Opportunities Fund	58,943,513	1,057,312	-

(f) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848)-Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on each fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the

117

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $135 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2021, the funds did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of BNY Mellon New York Intermediate Tax-Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Adviser has contractually agreed from September 1, 2020 through December 31, 2021, to waive receipt of its fees and/or assume the direct expense of the fund, so that the direct expense of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the fund’s average daily net assets. On or after December 31, 2021, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $111,668 during the period ended February 28, 2021.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 4 summarizes the amounts Investor shares were charged during the period ended February 28, 2021, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

118

Table 4—Shareholder Services Plan Fees

BNY Mellon National Intermediate Municipal Bond Fund	$87,242
BNY Mellon National Short-Term Municipal Bond Fund	19,547
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	11,449
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	12,075
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	13,015
BNY Mellon Municipal Opportunities Fund	82,025

Each fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing cash management services inclusive of earnings credits, if any, for the funds. The transfer agency fees are comprised of amounts paid on cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust. Table 5 summarizes the amount each fund was charged during the period ended February 28, 2021, which is included in Shareholder servicing costs in the Statements of Operations.

Table 5—Transfer Agency Agreement Fees

BNY Mellon National Intermediate Municipal Bond Fund	$165
BNY Mellon National Short-Term Municipal Bond Fund	57
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	28
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	68
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	229
BNY Mellon Municipal Opportunities Fund	68

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 6 summarizes the amount each fund was charged during the period ended February 28, 2021 pursuant to the custody agreement.

Table 6—Custody Agreement Fees

BNY Mellon National Intermediate Municipal Bond Fund	$30,842
BNY Mellon National Short-Term Municipal Bond Fund	15,525
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	4,673
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	5,735
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	3,738
BNY Mellon Municipal Opportunities Fund	29,184

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 7 summarizes the amount each fund was charged during the period ended February 28, 2021 pursuant to the agreement, which is included in Shareholder servicing costs in the Statements of Operations.

Table 7—The Bank of New York Mellon Cash Management Fees

BNY Mellon National Intermediate Municipal Bond Fund	$119
BNY Mellon National Short-Term Municipal Bond Fund	31
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	16
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	45
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	111
BNY Mellon Municipal Opportunities Fund	46

During the period ended February 28, 2021, each fund was charged $7,299 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

119

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 8 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 9 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended February 28, 2021.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by each fund during the period ended February 28, 2021 is discussed below.

Futures: In the normal course of pursuing their investment objective, BNY Mellon Municipal Opportunities Fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The funds invest in futures in order to manage their exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statements of Operations. There is minimal counterparty credit risk to the funds with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at February 28, 2021 are set forth in the Statements of Futures.

Table 8—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Transfer Agency Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon National Intermediate Municipal Bond Fund	745,441	243,716	14,570	17,580	66	2,621	-
BNY Mellon National Short-Term Municipal Bond Fund	272,588	89,156	3,082	9,643	29	2,621	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	78,244	17,910	1,727	2,809	12	2,621	-
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	91,075	29,776	1,945	3,125	34	2,621	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	64,679	14,801	2,115	2,392	150	2,621	(23,004)
BNY Mellon Municipal Opportunities Fund	966,309	221,086	14,320	17,996	30	2,621	-

Table 9—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund	787,106,645	622,798,945
BNY Mellon National Short-Term Municipal Bond Fund	383,230,619	401,245,928
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	67,442,192	54,020,656
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	91,758,339	64,663,749
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	66,137,106	56,712,809
BNY Mellon Municipal Opportunities Fund	1,046,295,848	707,319,648

120

Table 10 summarizes each fund’s average market value of derivatives outstanding during the period ended February 28, 2021.

Table 10—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon Municipal Opportunities Fund Interest rate futures	162,543,103

Table 11 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments inclusive of derivative contracts for each fund at February 28, 2021.

At February 28, 2021, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 11—Accumulated Net Unrealized Appreciation (Depreciation)
	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	149,115,831	7,874,058	141,241,773
BNY Mellon National Short-Term Municipal Bond Fund	13,898,193	2,775,750	11,122,443
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	11,191,473	1,120,247	10,071,226
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	17,291,042	1,064,455	16,226,587
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	6,940,813	412,875	6,527,938
BNY Mellon Municipal Opportunities Fund	170,035,137	19,142,710	150,892,427

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122

For More Information

The BNY Mellon Funds
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Administrator
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:
BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation	MFTSA0221-MB

Item 2.           Code of Ethics.

                        Not applicable.

Item 3.           Audit Committee Financial Expert.

                        Not applicable.

Item 4.           Principal Accountant Fees and Services.

                        Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.           Investments.

(a)                   Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                        There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By:         /s/ Patrick T. Crowe

                Patrick T. Crowe

                President (Principal Executive Officer)

Date:      April 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Patrick T. Crowe

                Patrick T. Crowe

                President (Principal Executive Officer)

Date:      April 26, 2021

By:         /s/ James Windels

                James Windels

                Treasurer (Principal Financial Officer)

Date:      April 26, 2021

EXHIBIT INDEX

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)